As filed with the U.S. Securities and Exchange Commission on July 28, 2009
File No. 333-123467
File No. 811-21732

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 5	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 7

(Check appropriate box or boxes.)

MGI FUNDS
(Exact Name of Registrant as Specified in Charter)

99 High Street, Boston, MA	02110
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code	(617) 747-9500

Scott M. Zoltowski, Esquire
Mercer Global Investments, Inc.
99 High Street
Boston, MA 02110
(Name and Address of Agent for Service)

Please send copies of all communications

Bruce G. Leto, Esquire
Mark A. Sheehan, Esquire
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
(215) 564-8027

It is proposed that this filing will become effective (check appropriate box):

[X]		immediately upon filing pursuant to paragraph (b)
[	]	on [Date] pursuant to paragraph (b)
[	]	60 days after filing pursuant to paragraph (a)(1)
[	]	on [Date] pursuant to paragraph (a)(1)
[	]	75 days after filing pursuant to paragraph (a)(2)
[	]	on [Date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[	]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MGI FUNDS™

MGI US Large Cap Growth Equity Fund
MGI US Large Cap Value Equity Fund
MGI US Small/Mid Cap Growth Equity Fund
MGI US Small/Mid Cap Value Equity Fund
MGI Non-US Core Equity Fund
MGI Core Opportunistic Fixed Income Fund
MGI US Short Maturity Fixed Income Fund

Prospectus

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July 31, 2009

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This prospectus offers Class S shares in the seven series (each a “Fund,” and together, the “Funds”) of the MGI Funds (the “Trust”). This prospectus explains what you should know about each Fund and the Class S shares of the Funds before you invest. Please read it carefully.

Mercer Global Investments, Inc. (the “Advisor”) manages the Funds.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured. May lose value. No bank guarantee.

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Administrative Services	62
Pricing of Fund Shares	62
Class S Shares	63
Marketing and Shareholder Services (12b-1) Plan	63
Purchasing Class S Shares	64
Customer Identification	64
Selling Class S Shares	65
Selling Class S Shares through Your Financial Advisor	65
Selling Class S Shares Directly to the Funds	65
Additional Requirements	65
Payments by the Funds	65
Redemptions by the Funds	66
Exchanging Class S Shares	66
Frequent Trading of Fund Shares	66
Fund Distributions and Taxes	68
Dividends and Distributions	68
Taxes	59
Financial Highlights	71
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Summary of the Funds

Each Fund’s investment objective, principal investment strategies, and principal risks are set forth below. This summary is intended to provide a brief description of the Funds and how they are managed. More detailed descriptions of the Funds are included later in this prospectus under “Principal Investment Strategies and Related Risks.”

The Manager of Managers Structure

The Advisor is responsible for constructing and monitoring the asset allocation and portfolio strategies for the Funds, consistent with each Fund’s investment objective, strategies, and risks. The Advisor believes that it is possible to enhance shareholder value by using one or more subadvisory firms to manage the assets of each Fund. Therefore, the Advisor intends to manage each Fund using a “manager of managers” approach by selecting one or more subadvisors to manage each Fund, based upon the Advisor’s evaluation of the subadvisor’s expertise and performance in managing the asset class in which the Fund will invest.

Securities are selected for each Fund’s portfolio using a combination of traditional and fundamental investment tools and quantitative analysis. Each Fund generally relies on the professional judgment of its respective subadvisor(s) to make decisions about the Fund’s portfolio holdings, and each subadvisor employs its own proprietary processes and disciplines to select securities and manage a Fund’s investment portfolio (or allocated portion of a portfolio). A description of the Funds’ current subadvisors and the subadvisors’ individual securities selection processes can be found under “Principal Investment Strategies and Related Risks.”

Investment Objectives and Principal Investment Strategies

Each Fund has its own distinct investment objective that the Fund seeks to achieve. The Funds’ investment objectives may be changed by the Board of Trustees of the Trust without shareholder approval (although a Fund will provide advance notice to shareholders before any such change takes effect). There can be no guarantee that a Fund will achieve its investment objective.

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Fund Name	Investment Objective	Principal Investment Strategies	Principal Risk Factors
MGI US Large Cap	Long-term total return,	· Invests principally in	· Growth Stock Risk
Growth Equity Fund	which includes capital	equity securities
	appreciation and income	issued by large	· Management Techniques Risk
capitalization
		U.S. companies;	· Market Risk
		“large capitalization	· Non-Diversification Risk
U.S. companies” are
companies, at the time
of investment, whose
market capitalizations
exceed the market
capitalization of the
smallest company
within the Russell
1000® Growth Index,
as measured at the
end of the preceding
month.

· Generally invests in
companies that have
higher earnings and/or
revenue growth
histories or
expectations.

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2

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Fund Name	Investment Objective	Principal Investment Strategies	Principal Risk Factors
MGI US Large Cap Value	Long-term total return,	· Invests principally in	· Value Stock Risk
Equity Fund	which includes capital	equity securities
	appreciation and income	issued by large	· Management Techniques Risk
capitalization U.S.
		companies;	· Market Risk
		“large capitalization	Non-Diversification Risk
U.S. companies” are
companies, at the time
of investment, whose
market capitalizations
exceed the market
capitalization of the
smallest company
within the Russell
1000® Value Index, as
measured at the end
of the preceding
month.

· Generally invests in
stocks that appear to
be undervalued based
on the stocks’
intrinsic value relative
to their current market
prices.
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3

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Fund Name	Investment Objective	Principal Investment Strategies	Principal Risk Factors
MGI US Small/Mid Cap	Long-term total return,	· Invests principally in	· Growth Stock Risk
Growth Equity Fund	comprised primarily of	equity securities
	capital appreciation	issued by small-to-	· Small and Medium Capitalization Stock Risk
medium capitalization
		U.S. companies;	· Management Techniques Risk
“small-to-medium
		capitalization U.S.	· Market Risk
companies” are
		companies with	· Non-Diversification Risk
market capitalizations
		between $25 million	· Portfolio Turnover Risk
and the largest
company represented
in the Russell 2500™
Index. As of June 30,
2009, the
capitalization of the
largest company
included in the
Russell 2500™ Index
was $4.24 billion.

· Generally invests in
companies that have
higher earnings and/or
revenue growth
histories or
expectations.

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Fund Name	Investment Objective	Principal Investment Strategies	Principal Risk Factors
MGI US Small/Mid Cap	Long-term total return,	· Invests principally in	· Value Stock Risk
Value Equity Fund	comprised primarily of	equity securities
	capital appreciation	issued by small-to-	· Small and Medium Capitalization Company Risk
medium capitalization
		U.S. companies;	· Management Techniques Risk
“small-to-medium
		capitalization U.S.	· Market Risk
companies” are
		companies with	· Non-Diversification Risk
market capitalizations
		between $25 million	· Portfolio Turnover Risk
and the largest
company represented
in the Russell 2500™
Index. As of June 30,
2009, the
capitalization of the
largest company
included in the
Russell 2500™ Index
was $4.24 billion.

· Generally invests in
stocks that appear to
be undervalued based
on the stocks’
intrinsic value relative
to their current market
prices.

MGI Non-US Core Equity	Long-term total return,	· Invests principally in	· Foreign Investments Risk
Fund	which includes capital	equity securities
	appreciation and income	issued by non-U.S.	· Currency Exchange Rate Risk
companies of any
		size, located in the	· Emerging Markets Investments Risk
world’s developed
		and emerging capital	· Political and Economic Risk
markets.
· Small and Medium Capitalization Stock Risk

· Management Techniques Risk

· Market Risk

· Non-Diversification Risk

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Principal Investment
Fund Name	Investment Objective	Strategies	Principal Risk Factors
MGI Core Opportunistic	Total return, consisting of	· Invests principally in	· Credit Risk
Fixed Income Fund	both current income and	investment grade
	capital appreciation	fixed income	· Interest Rate Risk
securities, including
		government securities	· Foreign Investments Risk
and corporate bonds.
· Emerging Markets Investments Risk
· May invest in non-
		investment grade	· High Yield Securities Risk
bonds, non-U.S.
		dollar denominated	· Derivatives Risk
bonds, and bonds
		issued by issuers	· U.S. Government Securities Risk
located in emerging
		capital markets.	· Management Techniques Risk

		· Managed to maintain	· Market Risk
a duration within 20%
		of the duration of the	· Non-Diversification Risk
Barclays Capital
(formerly, Lehman
Brothers) U.S.
Aggregate Bond
Index (as of June 30,
2009, the duration of
the Index was
approximately 4.30
years).

MGI US Short Maturity	Safety of principal and a	· Invests principally in	· Credit Risk
Fixed Income Fund	moderate level of income	investment grade
		fixed income	· Interest Rate Risk
securities of U.S.
		issuers, including	· U.S. Government Securities Risk
government securities
		and corporate bonds.	· Management Techniques Risk

		· Maintains an average	· Market Risk
dollar-weighted
portfolio maturity of
		one to three years.	· Non-Diversification Risk

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Principal Risks

The principal risks that could adversely affect the value of a Fund’s shares and the total return on your investment (as indicated above) include:

Credit Risk	Issuers of debt securities may be unable to make the
required payments of interest and/or principal at the time
that such payments are due. In addition, changes in an
issuer’s credit rating or the market’s perception of an
issuer’s creditworthiness also can adversely affect the

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values of the securities. Issuers of investment grade
securities may still default on their obligations.

Currency Exchange Rate Risk	Foreign securities may be issued and traded in foreign
currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign
currencies and the U.S. dollar, as well as between
currencies of countries other than the United States. For
example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in
that foreign currency will decrease in value because the
investment will be worth fewer U.S. dollars.

Derivatives Risk	The Funds may engage in a variety of transactions
involving derivatives, such as futures, options, warrants,
and swap contracts. Derivatives are financial instruments,
the value of which depends upon, or is derived from, the
value of something else, such as one or more underlying
investments, pools of investments, indexes, or currencies.
A subadvisor may use derivatives both for hedging and
non-hedging purposes, although it is anticipated that the
use of derivatives within the Funds will generally be
limited to maintaining exposure to certain market segments
or asset classes, or facilitating certain portfolio transactions.
Investments in derivatives may be applied toward meeting
a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses.
The successful use of derivatives depends on the ability of
a subadvisor to manage these sophisticated instruments.
The prices of derivatives may move in unexpected ways
due to the use of leverage or other factors, especially in
unusual market conditions, and may result in increased
volatility. For further information about the risks of
derivatives, see the SAI.

Emerging Markets Investments	Emerging markets securities involve unique risks, such as
Risk	exposure to economies that are less diverse and mature than
those of the United States or more established foreign
markets. Also, emerging markets securities are subject to
the same risks as foreign investments, described below.
Generally, these risks are more severe for issuers in
countries with emerging capital markets. Also, economic
or political instability may cause larger price changes in
emerging markets securities than in other foreign

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investments.

Foreign Investments Risk	Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase
the potential for losses in the Funds and affect their
respective share prices. Generally, securities of many
foreign issuers may be less liquid, and their prices may be
more volatile, than the securities of comparable U.S.
issuers. Transaction costs for foreign securities generally
are higher than for comparable securities issued in the
United States. Many foreign governments may supervise
and regulate their financial markets less stringently than the
United States does. In addition, foreign issuers generally
are not subject to the same types of accounting, auditing, or financial reporting standards as those applicable to U.S.
issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their
operations and financial conditions, and the information
that is available may be less reliable.

Growth Stock Risk	Companies with strong growth potential (both domestic
and foreign) tend to have higher than average price-to-
earnings ratios, meaning that these stocks are more
expensive than average relative to the companies’ earnings.
The market prices of equity securities of growth companies
are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments
and may present a greater degree of risk of loss.

High Yield Securities Risk	Securities rated below investment grade, sometimes called
“junk bonds,” generally have more credit risk than higher-
rated securities, are more likely to encounter financial
difficulties, and are more vulnerable to changes in the
economy. Companies issuing high yield, fixed income
securities are not as strong financially as those companies
issuing securities with higher credit ratings. Market
situations such as a sustained period of rising interest rates could affect their ability to make interest and principal
payments. If an issuer stops making interest and/or
principal payments, payments on the securities may never
resume. These securities may be worthless and a Fund
could lose its entire investment. The prices of high yield,
fixed income securities fluctuate more than higher-quality
securities, and are especially sensitive to developments
affecting the company’s business and to changes in the
ratings assigned by rating agencies. High yield securities
generally are less liquid than higher-quality securities.

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Many of these securities do not trade frequently, and when
they do trade, their prices may be significantly higher or
lower than expected.

Interest Rate Risk	Changes in interest rates may adversely affect the values of the securities held in each Fund’s portfolio. In general, the prices of debt securities fall when interest rates increase, and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive the debt security is to price shifts as a result of interest rate changes.

Management Techniques Risk	The investment strategies, techniques, and risk analyses
employed by the subadvisors, while designed to enhance
potential returns, may not produce the desired results. The
subadvisors may be incorrect in their assessments of the
values of securities or their assessments of market or
interest rate trends, which can result in losses to the Funds.

Market Risk	The risk that movements in financial markets will adversely
affect the price of the Fund’s investments, regardless of
how well the companies in which the Fund invests perform.
The market as a whole may not favor the types of
investments the Fund makes. Also, the risk that the price
of one or more of the securities or other instruments in the
Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including
both general financial market conditions and factors related to a specific company, industry, country, or geographic
region.

Non-Diversification Risk	Each Fund is non-diversified. As a result, each Fund is
subject to the risk that the Fund will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers. Because of this, the gains and
losses on a single security may have a greater impact on a
Fund’s net asset value.

Political and Economic Risk	The political, legal, economic, and social structures of
some foreign countries may be less stable and more volatile
than those in the United States. Investments in these
countries may be subject to the risks of internal and
external conflicts and currency devaluations.

Portfolio Turnover Risk	High portfolio turnover may result in higher costs for
brokerage commissions and transaction costs (which could
reduce investment returns), and capital gains.

9

Small and Medium Capitalization	The securities of companies with small and medium
Stock Risk	capitalizations may involve greater investment risks than
securities of companies with large capitalizations. Small
and medium capitalization companies may have an
unproven or narrow technological base and limited product
lines, distribution channels, and market and financial
resources, and the small and medium capitalization
companies also may be dependent on entrepreneurial
management, making the companies more susceptible to
certain setbacks and reversals. As a result, the securities of small and medium capitalization companies may be subject
to more abrupt or erratic movements than securities of
larger companies, may have limited marketability, and may
be less liquid than securities of companies with larger
capitalizations. Foreign companies with large
capitalizations may be relatively small by U.S. standards
and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S.
companies. Securities of small and medium capitalization
companies also may pay no, or only small, dividends.

U.S. Government Securities Risk	U.S. government agency obligations have different levels
of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing
Administration or Ginnie Mae, present little credit risk.
Other securities issued by agencies and instrumentalities
sponsored by the U.S. government that are supported only
by the issuer’s right to borrow from the U.S. Treasury,
subject to certain limitations, such as securities issued by
Federal Home Loan Banks, and securities issued by
agencies and instrumentalities sponsored by the U.S.
government that are supported only by the credit of the
issuing agencies, such as Freddie Mac and Fannie Mae, are
subject to a greater degree of credit risk.

10

Value Stock Risk	Value stocks represent companies that tend to have lower
than average price to earnings ratios and are therefore
cheaper than average relative to the companies’ earnings.
These companies may have relatively weak balance sheets
and, during economic downturns, these companies may
have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their
operations. A particular value stock may not increase in
price, as anticipated by the subadvisor, if other investors
fail to recognize the stock’s value or the catalyst that the subadvisor believes will increase the price of the stock does not affect the price of the stock in the manner or to the
degree that the subadvisor anticipates. Also, cyclical stocks tend to increase in value more quickly during economic
upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns.

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Finally, you may lose money by investing in a Fund. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each Fund is not intended to serve as a complete investment program.

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11

Performance of the Funds

Risk/Return Bar Charts and Tables

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The following bar charts and tables reflect performance information for the Class Y-3 shares of each Fund as of December 31, 2008.

Class S shares of the Funds had not commenced operations as of the date of this prospectus, and performance information is not yet available for the Class S shares. Performance information for the Class Y-3 shares of each Fund is shown to provide investors with performance information about the Fund. The returns of the Class S shares would have been substantially similar; however, the Class S shares are subject to a 12b-1 fee, while the Class Y-3 shares are not. Had the Class S shares of the Funds been operational during the periods shown, the dividend distributions (if any) and investment performance of the Class S shares would have been lower.

The performance information shown gives some indication of the risks of an investment in a Fund by comparing the Fund’s performance with a broad measure of market performance. Each Fund’s bar chart illustrates the Fund’s calendar year returns. Each Fund’s table compares the Fund’s average annual returns with a broad measure of market performance. The information shown assumes reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

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MGI US Large Cap Growth Equity Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

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The Fund’s calendar year-to-date return as of June 30, 2009 was 12.34%.

The Fund’s highest return for a quarter during the periods shown above was 6.74%, for the quarter ended September 30, 2007.

The Fund’s lowest return for a quarter during the periods shown above was -23.66%, for the quarter ended December 31, 2008.

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Average Annual Total Returns

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For the Periods Ended December 31, 2008

		Since
	1 Year	Inception(1)
MGI US Large Cap Growth Equity Fund – Class Y-3 Shares
Return Before Taxes	-39.72%	-8.73%
Return After Taxes on Distributions(2)(3)	-39.75%	-9.01%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	-25.78%	-7.28%
Russell 1000® Growth Index(5)	-38.44%	-7.47%

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(1)	The inception date of the Fund is August 15, 2005.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.
(4)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

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(5)	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and cannot be invested in directly. The index does not reflect any deduction for fees, expenses, or taxes.

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14

MGI US Large Cap Value Equity Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

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The Fund’s calendar year-to-date return as of June 30, 2009 was -1.82%.

The Fund’s highest return for a quarter during the periods shown above was 8.00%, for the quarter ended September 30, 2006.

The Fund’s lowest return for a quarter during the periods shown above was -22.05%, for the quarter ended December 31, 2008.

Average Annual Total Returns
For the Periods Ended December 31, 2008
		Since
	1 Year	Inception(1)
MGI US Large Cap Value Equity Fund – Class Y-3 Shares
Return Before Taxes	-40.41%	-10.27%
Return After Taxes on Distributions(2)(3)	-40.67%	-10.91%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	-25.97%	-8.41%
Russell 1000® Value Index(5)	-36.85%	-6.87%

(1)	The inception date of the Fund is August 15, 2005.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.
(4)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return

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15

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results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
(5)	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and cannot be invested in directly. The index does not reflect any deduction for fees, expenses, or taxes.

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 16

MGI US Small/Mid Cap Growth Equity Fund

Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

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The Fund’s calendar year-to-date return as of June 30, 2009 was 15.24%.

The Fund’s highest return for a quarter during the periods shown above was 11.85%, for the quarter ended March 31, 2006.

The Fund’s lowest return for a quarter during the periods shown above was -26.99%, for the quarter ended December 31, 2008.

Average Annual Total Returns
For the Periods Ended December 31, 2008
		Since
	1 Year	Inception(1)
MGI US Small/Mid Cap Growth Equity Fund – Class Y-3
Shares
Return Before Taxes	-44.59%	-8.87%
Return After Taxes on Distributions(2)(3)	-44.68%	-9.84%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	-28.87%	-7.51%
Russell 2500™ Growth Index(5)	-41.50%	-8.26%

(1)	The inception date of the Fund is August 15, 2005.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.
(4)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return

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17

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results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
(5)	The Russell 2500™ Growth Index measures the performance of those Russell 2500™ companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and cannot be invested in directly. The index does not reflect any deduction for fees, expenses, or taxes.
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18

MGI US Small/Mid Cap Value Equity Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

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The Fund’s calendar year-to-date return as of June 30, 2009 was 5.04%.

The Fund’s highest return for a quarter during the periods shown above was 9.42%, for the quarter ended March 31, 2006.

The Fund’s lowest return for a quarter during the periods shown above was -28.05%, for the quarter ended December 31, 2008.

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Average Annual Total Returns
For the Periods Ended December 31, 2008
		Since
	1 Year	Inception(1)
MGI US Small/Mid Cap Value Equity Fund – Class Y-3 Shares
Return Before Taxes	-38.49%	-11.37%
Return After Taxes on Distributions(2)(3)	-38.60%	-12.07%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	-24.88%	-9.52%
Russell 2500™ Value Index(5)	-31.99%	-7.60%

(1)	The inception date of the Fund is August 15, 2005.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.
(4)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return

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results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
(5)	The Russell 2500™ Value Index measures the performance of those Russell 2500™ companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and cannot be invested in directly. The index does not reflect any deduction for fees, expenses, or taxes.
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MGI Non-US Core Equity Fund
Total Return of Class Y-3 Shares

(2007 is Class Y-3's first full calendar year of operation)

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The Fund’s calendar year-to-date return as of June 30, 2009 was 9.24%.

The Fund’s highest return for a quarter during the periods shown above was 8.58%, for the quarter ended June 30, 2007.

The Fund’s lowest return for a quarter during the periods shown above was -23.60%, for the quarter ended December 31, 2008.

Average Annual Total Returns
For the Periods Ended December 31, 2008
		Since
	1 Year	Inception(1)
MGI Non-US Core Equity Fund – Class Y-3 Shares
Return Before Taxes	-47.27%	-16.37%
Return After Taxes on Distributions(2)(3)	-47.49%	-17.03%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	-30.43%	-13.59%
MSCI EAFE® Index (5)	-43.38%	-14.17%

(1)	The inception date of the Fund is August 18, 2006.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.
(4)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return

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results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
(5)	The MSCI EAFE® Index measures the performance of equity securities in developed markets outside of North America, including Europe, Australasia, and the Far East. The index is unmanaged and cannot be invested in directly. The index does not reflect any deduction for fees, expenses, or taxes.
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MGI Core Opportunistic Fixed Income Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

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The Fund’s calendar year-to-date return as of June 30, 2009 was 5.02%.

The Fund’s highest return for a quarter during the periods shown above was 3.75%, for the quarter ended September 30, 2006.

The Fund’s lowest return for a quarter during the periods shown above was -3.85%, for the quarter ended September 30, 2008.

Average Annual Total Returns
For the Periods Ended December 31, 2008
		Since
	1 Year	Inception(1)
MGI Core Opportunistic Fixed Income Fund – Class Y-3
Shares
Return Before Taxes	-3.94%	1.72%
Return After Taxes on Distributions(2)(3)	-6.69%	0.06%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	-2.47%	0.53%
Barclays Capital U.S. Aggregate Bond Index(5)	5.24%	5.06%

(1)	The inception date of the Fund is August 15, 2005.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.
(4)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of

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Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
(5)	The Barclays Capital (formerly, Lehman Brothers) U.S. Aggregate Bond Index is an index that measures the performance of securities from the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Barclays Capital U.S. Aggregate Bond Index is a broad representation of the investment-grade fixed-income market in the United States and includes U.S. government and corporate debt securities, mortgage- and asset-backed securities, and international U.S. dollar-denominated bonds. All securities contained in the Barclays Capital U.S. Aggregate Bond Index have a minimum term to maturity of one year. The index is unmanaged and cannot be invested in directly. The index does not reflect any deduction for fees, expenses, or taxes.
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MGI US Short Maturity Fixed Income Fund

Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

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The Fund’s calendar year-to-date return as of June 30, 2009 was 5.75%.

The Fund’s highest return for a quarter during the periods shown above was 2.09%, for the quarter ended September 30, 2006.

The Fund’s lowest return for a quarter during the periods shown above was -6.28%, for the quarter ended December 31, 2008.

Average Annual Total Returns
For the Periods Ended December 31, 2008
		Since
	1 Year	Inception(1)
MGI US Short Maturity Fixed Income Fund – Class Y-3
Shares
Return Before Taxes	-8.43%	0.58%
Return After Taxes on Distributions(2)(3)	-10.81%	-1.25%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	-5.48%	-0.53%
Barclays Capital Government/Credit 1-3 Year Bond Index(5)	4.97%	5.03%

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(1)	The inception date of the Fund is August 22, 2005.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.
(4)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of

25

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Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
(5)	The Barclays Capital (formerly, Lehman Brothers) Government/Credit 1-3 Year Bond Index is an index which measures the performance of U.S. corporate and government bonds with maturities of between 1 and 3 years. The index is unmanaged and cannot be invested in directly. The index does not reflect any deduction for fees, expenses, or taxes.
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Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class S shares of the Funds.

Shareholder Fees (fees paid directly from your investment)1

Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)2 .....................................2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

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	Management Fees[3]	Distribution and/or Service (12b-1) Fees	Other Expenses[4]	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Management Fee Waiver/ Expense Reimbursements	Net Expenses[5]
MGI US Large
Cap Growth
Equity Fund	0.55%	0.25%	0.35%	None	1.15%	0.08%	1.07%
MGI US Large
Cap Value
Equity Fund	0.53%	0.25%	0.36%	None	1.14%	0.09%	1.05%
MGI US
Small/Mid Cap
Growth Equity
Fund	0.90%	0.25%	0.42%	None	1.57%	0.15%	1.42%
MGI US
Small/Mid Cap
Value Equity
Fund	0.90%	0.25%	0.43%	0.01%	1.59%	0.17%	1.42%
MGI Non-US Core
Equity Fund	0.75%	0.25%	0.45%	None	1.45%	0.13%	1.32%
MGI Core
Opportunistic
Fixed Income
Fund	0.35%	0.25%	0.37%	None	0.97%	0.10%	0.87%
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	Management Fees[3]	Distribution and/or Service (12b-1) Fees	Other Expenses[4]	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Management Fee Waiver/ Expense Reimbursements	Net Expenses[5]
MGI US Short
Maturity Fixed
Income Fund	0.25%	0.25%	0.49%	None	0.99%	0.17%	0.82%
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1	Securities dealers, financial intermediaries, or other financial institutions, including an affiliate of the Advisor, may charge a fee to process a redemption of shares.
2	A 2.00% redemption fee payable to the applicable Fund may apply to any shares that are redeemed within 30 days of purchase. Please see “Frequent Trading of Fund Shares” for further information.
3	For each Fund, other than the MGI US Small/Mid Cap Growth Equity Fund and MGI US Small/Mid Cap Value Equity Fund, the Fund’s Investment Management Agreement includes a breakpoint where the Fund’s investment management fee is reduced by 2 basis points to the extent the Fund’s assets exceed $750 million.
4	The “Other Expenses” item includes custodial, legal, audit, transfer agent, and sub-transfer agent payments, and trustees’ fees and expenses. It also includes an internal administrative fee of 0.15% paid by the Class S shares of the Funds to the Advisor.
5	The Trust, with respect to each Fund, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement (the “expense reimbursement agreement”) pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that each Fund’s expenses (not including brokerage fees and expenses, interest, and extraordinary expenses) otherwise would exceed the “Net Expenses” rates shown in the table above for the Class S shares of the Fund. Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. The expense reimbursement agreement will remain in effect through March 31, 2010, and will continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.
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Examples

The examples below are intended to help you compare the costs of investing in the Class S shares of the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Class S shares of the Funds for the time periods shown, that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested and that the Funds’ operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

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	1 year	3 years	5 years	10 years

MGI US Large Cap Growth Equity Fund	$ 109	$ 357	$ 625	$ 1,390
MGI US Large Cap Value Equity Fund	$ 107	$ 353	$ 619	$ 1,378
MGI US Small/Mid Cap Growth Equity Fund	$ 145	$ 481	$ 841	$ 1,855
MGI US Small/Mid Cap Value Equity Fund	$ 145	$ 485	$ 850	$ 1,875
MGI Non-US Core Equity Fund	$ 134	$ 446	$ 780	$ 1,724
MGI Core Opportunistic Fixed Income Fund	$ 89	$ 299	$ 527	$ 1,181
MGI US Short Maturity Fixed Income Fund	$ 84	$ 298	$ 531	$ 1,198
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If you are investing in Class S shares through a financial advisor or a retirement plan account, you may be subject to additional fees and expenses, such as plan administration fees. Please refer to the program materials of that financial advisor or retirement plan account for any special provisions, additional service features, or fees and expenses that may apply to your investment in a Fund.

Principal Investment Strategies and Related Risks

Domestic Equity Funds

MGI US Large Cap Growth Equity Fund

Fund Facts
Investment Objective	Long-term total return, which includes capital appreciation
and income
Investment Category	Domestic Equity Fund
Investment Focus	Common stocks of large U.S. and multinational companies
Benchmark	Russell 1000® Growth Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

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The Fund invests primarily in common stocks of large U.S. and multinational companies that subadvisor believes possess superior potential for long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of large capitalization U.S. companies. For purposes of this investment policy, the Fund considers “large capitalization U.S companies” to be U.S. companies, at the time of investment, whose market capitalizations exceed the market capitalization of the smallest company within the Russell 1000® Growth Index, as measured at the end of the preceding month. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) Generally, the companies in which the Fund invests have higher earnings and/or revenue growth histories expectations relative to the Russell 1000® Index. (The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index, as of the end of May of each year, or determined by Russell.) While the investment objective of the Fund is to provide long-term total

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return, income may be generated from dividends paid by the common stocks in the Fund’s portfolio.

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As discussed above, the Fund invests primarily in companies, at the time of investment, whose market capitalizations exceed the market capitalization of the smallest company within the Russell 1000® Growth Index, as measured at the end of the preceding month. The subadvisors also may invest a portion of the Fund’s assets in companies with market capitalizations that are below this level. Further, if movement in the market price causes a particular stock’s market capitalization to fall below this level, the Fund is not required to dispose of the stock.

The Fund’s benchmark, the Russell 1000® Growth Index, measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

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The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

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INTECH Investment Management LLC (“INTECH”), located at 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, serves as a subadvisor to the Fund. INTECH has managed institutional portfolios since 1987, and is a subsidiary of Janus Capital Management LLC. A team of portfolio managers is primarily responsible for the day-to-day management of INTECH’s allocated portion of the Fund’s portfolio. The team consists of Dr. Robert Fernholz, Dr. Adrian Banner and Joseph W. Runnels. Dr. Banner and Mr. Runnels jointly handle the day-to-day management function, under the oversight of Dr. Fernholz. Dr. Fernholz, Director, Executive Vice President, and Chief Investment Officer of INTECH, founded INTECH in 1987 and has served in his current role since 1991. Dr. Banner, previously Senior Investment Officer of INTECH, is Co-Chief Investment Officer of INTECH (since 2009) and has been with the firm since 2002. Mr. Runnels, Vice President, Portfolio Management of INTECH (since 2003), joined the firm in 1998. Mr. Runnels previously served as Director of Trading and Operations from 1999 to 2003. The portfolio management team has managed INTECH’s allocated portion of the Fund’s assets since the Fund’s inception. The Trust’s Statement of Additional Information (the “SAI”) furnishes additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

INTECH manages its allocated portion of the Fund’s portfolio using a mathematical portfolio management process. INTECH developed the formulas underlying this mathematical investment

30

process. The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using a fundamental research or market/economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of the portfolio’s benchmark over the long term, while controlling the risk relative to the benchmark. INTECH monitors the total risk and volatility of a portfolio’s holdings with respect to its benchmark index.

The mathematical investment process involves selecting stocks primarily from stocks within its allocated portion’s benchmark index, the S&P 500/Citigroup Growth Index. Using its mathematical principles, INTECH will periodically determine a target weighting of these stocks and rebalance to the target weighting. The rebalancing techniques used by INTECH may result in a higher portfolio turnover compared to a “buy and hold” fund strategy. INTECH seeks to outperform the portfolio’s benchmark index through its mathematical investment process. INTECH seeks to identify stocks for the portfolio in a manner that does not increase the overall portfolio volatility above that of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.

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Sands Capital Management, LLC (“Sands Capital”), located at 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209, serves as a subadvisor to the Fund. Sands Capital was founded in 1992. Sands Capital is independently owned. A team of two portfolio managers is responsible for the day-to-day management of Sands Capital’s allocated portion of the Fund’s portfolio. The team consists of Frank M. Sands, Jr., CFA and David E. Levanson, CFA. Mr. Sands, Jr. became the Chief Executive Officer and Chief Investment Officer of Sands Capital effective September 2008 and is responsible for the ultimate investment decisions for Sands Capital’s allocated portion of the Fund’s portfolio. He joined Sands Capital in 2000. Mr. Levanson, Senior Portfolio Manager and Director of U.S. Mutual Funds, rejoined the firm in 2002. Prior to rejoining the firm, Mr. Levanson was a research analyst for MFS Investment Management. Mr. Levanson is responsible for the day-to-day management of Sands Capital’s allocated portion of the Fund’s portfolio and the investment of daily cash flows. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

Sands Capital manages its allocated portion of the Fund’s portfolio using a bottom-up, fundamental approach to select securities. Sands Capital seeks to build a concentrated portfolio of leading companies, diversified across a number of business lines. Sands Capital has a long-term investment orientation.

Sands Capital seeks companies with sustainable above average potential for growth in revenue and earnings, and with capital appreciation potential. In addition, Sands Capital looks for companies that have a leadership position or proprietary niche in a promising business space, that demonstrate a clear mission and value-added focus, that exhibit financial strength, and that are reasonably valued in relation to the market and business prospects. Sands Capital generally

31

considers selling a security when prospects for future growth do not look promising. The portion of the Fund’s portfolio managed by Sands Capital is typically characterized by low portfolio turnover and relatively high concentration in individual companies.

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Winslow Capital Management, Inc. (“Winslow”), located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as a subadvisor to the Fund. Winslow is a subsidiary of Nuveen Investments, Inc. Messrs. Clark J. Winslow, Justin H. Kelly, and R. Bart Wear are jointly and primarily responsible for the day-to-day management of Winslow’s allocated portion of the Fund’s portfolio. Mr. Winslow has served as the Chief Executive Officer and a portfolio manager of Winslow since 1992. Mr. Winslow has 43 years of investment experience and has managed investment portfolios since 1975. Mr. Kelly is a Senior Managing Director and a portfolio manager of Winslow and has been with the firm since 1999. He also is a Chartered Financial Analyst (“CFA”). Mr. Wear is a Senior Managing Director and a portfolio manager of Winslow and has been with the firm since 1997. He also is a CFA. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

In managing its allocated portion of the Fund’s portfolio, Winslow seeks to invest in companies with above-average earnings growth to provide the best opportunity for achieving superior portfolio returns over the long-term. Valuation relative to Winslow’s estimated earnings growth rate is also important in selecting a stock. In managing its allocated portion of the Fund’s portfolio, Winslow invests in companies it believes can deliver future annual earnings growth of at least 12%, with a rising return on invested capital. Winslow invests in companies that exhibit three types of earnings growth: long-term sustainable earnings growth, cyclical growth in the right part of the business cycle, and newer industries with rapid growth.

The high-quality growth companies that Winslow selects exhibit many of the following characteristics:

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  markets with growth opportunities
  leading or increasing market share
  identifiable and sustainable competitive advantages
  management teams that can perpetuate the companies’ competitive advantages high, and preferably rising, return on invested capital.
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In order to identify investment candidates, Winslow begins by using a quantitative screen of the approximately 700 companies in the Russell 1000® Index with market capitalizations exceeding $4 billion, complemented with a limited number of companies that either are not in the Index and/or are below the $4 billion market capitalization threshold. Winslow screens for factors such as revenue and earnings growth, return on invested capital, earnings consistency, earnings revisions, low financial leverage, and high free cash flow rates relative to net income. This process further reduces the list to approximately 300 companies. Winslow then conducts a detailed assessment of each company, seeking to identify companies with the above

32

characteristics and further reduces the list to approximately 100 companies that Winslow actively analyzes.

Winslow’s allocated portion of the Fund’s portfolio typically will be invested in 50 to 60 different stocks, selected by team decision-making. In selecting those stocks, Winslow is attentive to four factors in portfolio construction: sector weightings, variations in earnings growth rates, market capitalizations, and price/earnings ratios. Winslow also employs a sell discipline where Winslow will sell some or all of its position in a stock when, in Winslow’s view, the stock becomes fully valued, or the position exceeds 5% of Winslow’s allocated portion of the Fund’s portfolio. Winslow also will sell some or all of its position in a particular stock when Winslow believes that the fundamental business prospects of the stock are diverging negatively from Winslow’s basis for investment.

MGI US Large Cap Value Equity Fund

Fund Facts
Investment Objective	Long-term total return, which includes capital appreciation and income
Investment Category Investment Focus Benchmark	Domestic Equity Fund Common stocks of large U.S. and multinational companies Russell 1000® Value Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

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The Fund invests primarily in common stocks of large U.S. and multinational companies that a subadvisor believes possess the potential for long-term capital appreciation and, in the judgment of the subadvisor, appear to be undervalued based on the stocks’ intrinsic values relative to their current market prices. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of large capitalization U.S. companies. For purposes of this investment policy, the Fund considers “large capitalization U.S. companies” to be U.S. companies, at the time of investment, whose market capitalizations exceed the market capitalization of the smallest company within the Russell 1000® Value Index, as measured at the end of the preceding month. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in

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advance of the change.) While the investment objective of the Fund is to provide long-term total return, income may be generated from dividends paid by the common stocks in the Fund’s portfolio.

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As discussed above, the Fund invests primarily in companies, at the time of investment, whose market capitalizations exceed the market capitalization of the smallest company within the Russell 1000® Value Index, as measured at the end of the preceding month.] The subadvisors also may invest a portion of the Fund’s assets in companies with market capitalizations that are below this level. Further, if movement in the market price causes a particular stock’s market capitalization to fall below this level, the Fund is not required to dispose of the stock.

The Fund’s benchmark, the Russell 1000® Value Index, measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

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The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

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Eaton Vance Management (“Eaton Vance”), located at Two International Place, Boston, Massachusetts 02110, serves as a subadvisor to the Fund. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a Maryland corporation and publicly-held holding company. Mr. Michael R. Mach, CFA, is primarily responsible for the day-to-day management of Eaton Vance’s allocated portion of the Fund’s portfolio. Mr. Mach is a Vice President of Eaton Vance and the lead portfolio manager for Eaton Vance’s Large-Cap Value Equity strategy. Mr. Mach has been a portfolio manager with Eaton Vance since 1999. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

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In managing its allocated portion of the Fund’s portfolio, Eaton Vance primarily invests in common stocks of large capitalization companies that the subadvisor believes are inexpensive or undervalued relative to the overall stock market. Investment decisions are made primarily on the basis of fundamental research conducted by Eaton Vance’s research staff. When evaluating a company, Eaton Vance considers a number of factors, including the quality of the company’s business franchises, the company’s financial strength, the capability and integrity of the company’s management, the company’s growth potential, the company’s valuation and earnings, and the company’s cash flows. Many of these considerations are subjective. Eaton Vance also

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34

may consider a company’s dividend prospects and estimates of the company’s net value when selecting securities for the subadvisor’s allocated portion of the Fund’s portfolio.

Eaton Vance seeks to manage investment risk within its allocated portion of the Fund’s portfolio by maintaining a broad mix of issuers and industries within the portfolio. Typically, Eaton Vance will invest its allocated portion of the Fund’s portfolio in a number of different sectors and industries, with no single industry comprising more than 25% of the total assets of Eaton Vance’s allocated portion of the Fund’s portfolio. Eaton Vance may sell a security when the subadvisor’s price objective for the security is reached, the fundamentals of the company deteriorate, the security’s price falls below its acquisition cost, or the subadvisor elects to pursue more attractive investment options.

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Robeco Investment Management, Inc. (“RIM”), located at 909 Third Avenue, New York, New York 10022, serves as a subadvisor to the Fund. RIM is a wholly-owned subsidiary of Robeco Groep N.V., a Dutch investment manager that is a wholly-owned subsidiary of Rabobank N.V., a Dutch bank. Mark Donovan, CFA, and David Pyle, CFA, are primarily responsible for the day-to-day management of RIM’s allocated portion of the Fund’s portfolio. Mr. Donovan is a Co-Chief Executive Officer (since July 2008), head of the large cap equity team, and a senior portfolio manager of RIM since 1995. Mr. Pyle is a Managing Director and has been a portfolio manager for the large cap equity team of RIM since 2004.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, RIM seeks to invest in stocks that it considers to have attractive value characteristics with strong fundamentals, such as a high return on invested capital, and with positive business momentum, such as improving trends and rising earnings and/or a catalyst for improved business outlook. RIM uses both quantitative and qualitative factors in making its stock selections. RIM’s goal is to outperform the Fund’s benchmark index in falling markets and to keep pace in rising markets while protecting capital.

RIM begins with a quantitative analysis that provides a statistical ranking of the investment universe based on valuation, momentum, and fundamental factors. The research team then applies fundamental analysis to those securities that includes validation of the quantitative analysis and fundamental research, including an in-depth review of the issuer’s financials, resulting in a price target and a recommendation. The portfolio management team then constructs the portfolio using such recommendations and risk control parameters, such as diversification among industries and sectors. RIM also establishes a sell discipline for each security in the portfolio based on a target price. RIM also will sell a security if business fundamentals weaken or there is a reversal of an intended catalyst.

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Numeric Investors LLC (“Numeric”), located at 470 Atlantic Avenue, 6th Floor, Boston, Massachusetts 02210, serves as a subadvisor to the Fund. Numeric is wholly-owned by Numeric Midco LLC, which is wholly-owned by Numeric Holdings LLC, both Delaware limited liability

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companies. Numeric Holdings LLC is owned by certain senior employees and a private equity partner, TA Associates. TA Associates has warrants, which, if exercised, would result in TA Associates’ ownership of approximately 50% of the holding company that owns Numeric.

Co-Portfolio Managers Arup Datta, CFA and Joseph J. Schirripa, CFA are jointly and primarily responsible for the day-to-day management of Numeric’s allocated portion of the Fund’s portfolio. Mr. Datta, Co-Portfolio Manager, joined Numeric in 1993, and as head of Numeric’s U.S. Core Equity Strategies Group, oversees Numeric’s U.S. long-only and 130/30 strategies. Mr. Schirripa, Co-Portfolio Manager, joined Numeric in 2003, and has portfolio management and quantitative research responsibility for Numeric’s large cap strategies. Prior to joining Numeric, Mr. Schirripa was a portfolio manager and analyst at Standish Mellon. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

Numeric’s investment philosophy is based upon the belief that, in the aggregate, markets are efficient and that real economic performance drives returns. However, over certain periods, markets are inefficient for various reasons. Stock prices fluctuate more than the underlying information set, not incorporating all new information perfectly, and companies manipulate reported earnings to please the market.

Numeric’s process is totally bottom-up, stock-by-stock, with no macro factors included. These primary concepts, utilizing disciplined risk-controlled quantitative techniques, have been applied by Numeric since the firm’s founding. In managing its allocated portion of the Fund’s portfolio, Numeric selects securities utilizing proprietary models based on two primary criteria: Valuation and Information Flow. Numeric’s Valuation analysis seeks to identify companies that are mispriced relative to their projected earnings, cash flow, long-term growth prospects, and quality. Numeric believes that by comparing a stock’s long-term growth prospects, quality, and risk levels to other stocks within the same sector, it is possible to identify companies that are over- or under-valued in the market. In conducting its analysis of Information Flow, Numeric assesses information that is available from a company’s financial statements, corporate managers, and the institutional investment community. Numeric focuses on the actions of various market participants (i.e., analysts, corporate management, and institutional investors) to gain insights that will enhance Numeric’s ability to anticipate earnings announcements. As an additional component of its Information Flow analysis, Numeric aims to differentiate between companies that employ aggressive accounting practices versus companies that use more conservative accounting practices. Numeric believes that companies that use aggressive accounting practices may be more prone to unanticipated future earnings and revenue announcements, whereas companies utilizing more conservative accounting practices are more likely to exhibit more predictable earnings.

The final step in Numeric’s securities selection process involves validation by the portfolio managers of the fundamental financial inputs to the investment models, such as earnings and growth rates, as well as a qualitative evaluation of each of the stocks selected. Numeric’s qualitative evaluation is based on its review of analyst reports and conversations with analysts.

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This process is designed to ensure that the stocks selected in Numeric’s allocated portion of the Fund’s portfolio have the appropriate characteristics sought by Numeric.

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MGI US Small/Mid Cap Growth Equity Fund

Fund Facts
Investment Objective	Long-term total return, which includes capital appreciation and income

Investment Category	Domestic Equity Fund

Investment Focus	Common stocks of small and medium-sized U.S. companies

Benchmark	Russell 2500™ Growth Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation.

Principal Investment Strategies of the Fund

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The Fund invests primarily in small and medium-sized U.S. companies that a subadvisor believes possess superior potential for long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of small-to-medium capitalization U.S. companies. For purposes of this investment policy, the Fund considers “small-to-medium capitalization U.S. companies” to be U.S. companies with market capitalizations between $25 million and the largest company represented in the Russell 2500™ Index, which, as of June 30, 2009, was $4.24 billion. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) Generally, the companies in which the Fund invests have higher earnings and/or revenue growth histories or expectations relative to the Russell 2500™ Index.

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The Fund invests in companies within the capitalization range described above. However, the subadvisors may invest a portion of the Fund’s assets in companies outside this range. Further, if movement in the market price causes a stock to change from one capitalization range to another, the Fund is not required to dispose of the stock.

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The Fund’s benchmark, the Russell 2500™ Growth Index, measures the performance of those Russell 2500™ companies with higher price-to-book ratios and higher forecasted growth values.

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The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the

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portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

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Westfield Capital Management Company, L.P. (“Westfield”), located at One Financial Center, 24th Floor, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. Westfield is a registered investment advisor that was founded in 1989. Westfield is a partnership jointly owned by members of its management team and by Boston Private Financial Holdings, Inc., a publicly traded company.

Investment decisions for all product portfolios managed by Westfield are made by consensus of the Westfield Investment Committee, which consists of Westfield’s securities analysts and five primary portfolio management team members listed. Each member of the Westfield Investment Committee has input into the investment process and overall product portfolio construction. Investment decisions are made within the parameters established by a portfolio’s investment objective(s), policies, and restrictions. The following Westfield employees are jointly and primarily responsible for the day-to-day management of Westfield’s allocated portion of the Fund’s portfolio: Mr. William A. Muggia, Chief Executive Officer, Chief Investment Officer, President, and Partner, joined Westfield in 1994 and has served as President and Chief Investment Officer of Westfield since 2001, and as Chief Executive Officer and Partner since April 2008. Mr. Muggia is the lead member of the team and is ultimately responsible for overall portfolio management of Westfield’s allocated portion of the Fund’s portfolio. He covers healthcare and energy, as well as provides overall market strategy. Mr. Arthur J. Bauernfeind, Chairman, joined Westfield in 1990 and has served as Chairman since 2000. He provides market strategy and economic outlook. Mr. Ethan J. Meyers, Partner, joined Westfield in 1999 and covers consumer services, industrials, and information technology. Mr. Scott R. Emerman, Partner, joined Westfield in 2002 and covers consumer discretionary and consumer staples. Mr. Matthew W. Strobeck, Partner, joined Westfield in 2003 and covers healthcare. All members have managed Westfield’s allocated portion of the Fund’s assets since the Fund’s inception, other than Mr. Strobeck, who joined the primary portfolio management team in April 2008. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

Westfield manages its allocated portion of the Fund’s portfolio using a fundamental, bottom-up research approach, which seeks to identify reasonably priced stocks with high earnings potential. In order to seek the highest returns with the least degree of risk, Westfield generally favors stocks that, in the judgment of the firm, have: (i) sizeable management ownership; (ii) strong financial conditions; (iii) sufficient cash flow to fund growth internally; and (iv) strong pricing power.

Westfield conducts fundamental, bottom-up research, including meetings with the companies’ management personnel. Westfield considers factors such as earnings growth forecasts, price target estimates, total return potential, and business developments. Stocks may be sold when Westfield believes that the stocks no longer represent attractive investment opportunities, based on the factors described above.

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Goldman Sachs Asset Management, L.P. (“GSAM”), located at 32 Old Slip, 32nd Floor, New York, New York 10005, serves as a subadvisor to the Fund. Messrs. Steven M. Barry and David G. Shell, CFA, are primarily responsible for the day-to-day management of GSAM’s allocated portion of the Fund’s portfolio. Mr. Barry is a Managing Director of GSAM, Chief Investment Officer of GSAM Fundamental Equity, and a Co-Chief Investment Officer of GSAM’s growth investment team. Mr. Barry has been a portfolio manager with GSAM since 1999. Mr. Shell is a Managing Director of GSAM and a Chief Investment Officer of GSAM’s growth investment team. Mr. Shell has been a portfolio manager with GSAM since 1997. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

In managing its allocated portion of the Fund’s portfolio, GSAM seeks to identify high quality growth companies with intrinsic values that are attractive relative to the companies’ stock prices and whose stock prices are increasing over time. GSAM also looks for companies that, in GSAM’s view, have favorable long-term prospects and strong management. GSAM utilizes a bottom-up approach to portfolio construction and does not adhere to specific sector allocation restrictions. GSAM does, however, maintain percentage limits on individual holdings and industry groups. GSAM’s allocated portion of the Fund’s portfolio typically will hold between 90 and 125 stocks.

GSAM’s investment ideas are generated through internal research, as well as industry conferences, trade journals, and a select group of research analysts in whom the team has confidence. GSAM analyzes companies’ financial statements, and also gathers additional information by communicating with company management. GSAM’s research focuses on companies with certain characteristics, including strong business franchises, favorable long-term prospects, and excellent management. GSAM’s investment professionals utilize discounted cash flow models, private market value analysis, and earnings/multiple matrices to determine a company’s total worth. In managing its allocated portion of the Fund’s portfolio, GSAM maintains a long-term investment horizon, and therefore, generally does not consider short-term indicators, such as price momentum, sector rotation, and earnings surprises.

GSAM generally will reduce a position or eliminate a position from the portfolio if the company’s long-term fundamentals deteriorate, the portfolio managers reassess the company’s fundamentals, the portfolio managers determine that the price of the stock exceeds the value of the business, an individual holding exceeds its maximum weighting in the portfolio, or the company is acquired or becomes the subject of a leveraged buyout.

Tygh Capital Management, Inc. (“Tygh Capital”), located at 1211 SW Fifth Avenue, Portland, Oregon 97204, serves as a subadvisor to the Fund. Mr. Richard J. Johnson, CFA is primarily responsible for the day-to-day management of Tygh Capital’s allocated portion of the Fund’s portfolio. Mr. Johnson has served as the Chief Executive Officer and the Chief Investment Officer of Tygh Capital since founding the firm in 2004. Prior to that, Mr. Johnson held various executive investment positions at Columbia Management Advisors, Inc. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

In managing its allocated portion of the Fund’s portfolio, Tygh Capital uses a bottom-up, fundamental research approach to identify companies that the subadvisor believes have the potential for superior earnings growth and sustainable valuations. Tygh Capital first screens potential investments for specific growth characteristics relating to revenue and earnings, valuation, and expected price appreciation. In addition, Tygh Capital observes market trends and focuses its research on sectors or industries that the subadvisor expects to experience superior relative growth. Through this process, Tygh Capital’s investment team identifies candidates for further in-depth fundamental and valuation analysis. In order to identify companies with the potential to significantly grow annual revenues and earnings, Tygh Capital examines market size, market growth rates, and trends in a company’s market share, margins, and expenses. Tygh Capital also evaluates the sustainability of valuations based on a variety of financial metrics, including price-to-earnings, price-to-growth, and price-to-sales ratios, as well as cash flows. Tygh Capital typically sells a stock when the stock exceeds Tygh Capital’s price target, the original investment thesis is no longer applicable, or a better investment idea is generated. Tygh Capital also utilizes a proprietary, quantitative system to identify and review poorly performing stocks.

MGI US Small/Mid Cap Value Equity Fund

Fund Facts
Investment Objective	Long-term total return, comprised primarily of capital appreciation
Investment Category	Domestic Equity Fund
Investment Focus	Common stocks of small and medium-sized U.S. companies
Benchmark	Russell 2500™ Value Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation.

Principal Investment Strategies of the Fund

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The Fund invests primarily in common stocks of small and medium-sized U.S. companies that a subadvisor believes possess the potential for long-term capital appreciation and that appear to be undervalued at the time of purchase based on the stocks’ intrinsic values relative to their current market prices. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of small-to-medium capitalization U.S. companies. For purposes of this investment policy, the Fund considers “small-to-medium capitalization U.S. companies” to be U.S. companies with market capitalizations between $25 million and the largest company represented in the Russell 2500™ Index, which, as of June 30, 2009, was $4.24 billion. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.)

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The Fund will invest in companies within the capitalization range described above. However, the subadvisors may invest a portion of the Fund’s assets in companies outside this range. Further, if movement in the market price causes a stock to change from one capitalization range to another, the Fund is not required to dispose of the stock.

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The Fund’s benchmark, the Russell 2500™ Value Index, measures the performance of those Russell 2500™ companies with lower price-to-book ratios and lower forecasted growth values.

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The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

AQR Capital Management, LLC (“AQR”), located at Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830, serves as a subadvisor to the Fund. AQR is majority owned and controlled by its principals.

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Messrs. Jacques A. Friedman, Ronen Israel, and Lars Nielsen are jointly and primarily responsible for the day-to-day management of AQR’s allocated portion of the Fund’s portfolio. Mr. Friedman has served as Co-Head and a founding member of AQR’s Global Stock Selection team since the firm’s inception in 1998, and as a principal of AQR since 2005. Messrs. Israel and Nielsen have served as members of AQR’s Global Stock Selection team since joining the firm in 1999 and 2000, respectively, and as principals of AQR since 2007. Messrs. Friedman, Israel, and Nielsen have managed AQR’s allocated portion of the Fund’s assets since June 2006. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

In managing its allocated portion of the Fund’s portfolio, AQR utilizes an investment philosophy that combines the basic concepts of both value and momentum investing. Through a quantitative process, AQR applies these concepts using a variety of proprietary indicators across many markets. AQR also evaluates earnings quality, investor sentiment, sustainable growth, and management signaling as important components of the investment process.

AQR’s quantitative investment approach begins with the creation of an appropriate universe of securities based on a relevant benchmark, liquidity considerations, and additional screening factors. Once an appropriate universe of potential investments has been identified, AQR assigns an individual rating to each industry and to each security. These two rating components are combined to produce a final rating. AQR then seeks to construct an optimal portfolio using these assigned ratings. AQR uses proprietary trading and risk-management models to monitor and rebalance the portfolio in accordance with AQR’s ongoing analysis.

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NWQ Investment Management Company, LLC (“NWQ”), located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067, serves as a subadvisor to the Fund. NWQ is a subsidiary of Nuveen Investments, Inc. (“Nuveen”). On November 13, 2007, Nuveen was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois.

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Ms. Phyllis G. Thomas, CFA, is primarily responsible for the day-to-day management of NWQ’s allocated portion of the Fund’s portfolio. Ms. Thomas is a Managing Director and Portfolio Manager of NWQ and has been with the firm since 1990. Ms. Thomas has managed NWQ’s allocated portion of the Fund’s assets since June 2006. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

Through an analyst-driven, value-oriented process, NWQ invests in undervalued companies that it believes possess catalysts to improve profitability. NWQ uses a bottom-up research approach to identify companies that NWQ believes are undervalued in industries with positive or improving fundamentals. The process seeks to identify companies where catalysts exist that may unlock value or improve profitability. These catalysts may include new management, improving fundamentals, renewed management focus, industry consolidation, company restructuring, and excessive pessimism. In addition, a broad range of quantitative value factors is evaluated, such as price-to-cash flow, price-to-book, price-to-earnings, and quality of earnings.

NWQ invests in intrinsic value opportunities by applying a variety of parameters. Decisions to add positions to the portfolio are made on an opportunistic basis, capitalizing on situations created by investor over-reaction, misperception, and short-term focus. NWQ typically reduces or eliminates positions in the portfolio in response to deterioration of fundamentals and/or a failure to reach NWQ’s proprietary price targets within a reasonable time period. NWQ’s allocated portion of the portfolio typically consists of 40 to 70 stocks, depending on market conditions.

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River Road Asset Management, LLC (“River Road”), located at 462 South Fourth Street, Suite 1600, Louisville, Kentucky 40202, serves as a subadvisor to the Fund. Messrs. James C. Shircliff, CFA, R. Andrew Beck, and Henry W. Sanders III, CFA, are primarily responsible for the day-to-day management of River Road’s allocated portion of the Fund’s portfolio. Mr. Shircliff has been Chief Executive Officer and Chief Investment Officer of River Road since 2005. Mr. Shircliff was formerly Portfolio Manager and Director of Research of Commonwealth SMC (SMC Capital, Inc.) from 1997 to 2005. Mr. Beck has been President of River Road since 2005. Mr. Beck was formerly Senior Vice President and Portfolio Manager for Commonwealth SMC (SMC Capital, Inc.) from 1999 to 2005. Mr. Sanders has been Executive Vice President of River Road since 2005. Mr. Sanders was formerly Senior Vice President and Portfolio Manager for Commonwealth SMC (SMC Capital, Inc.) from 2002 to 2005.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

In managing its allocated portion of the Fund’s portfolio, River Road uses systematic and dynamic internal research to narrow the field of small- and mid-cap companies into a more refined working universe. River Road employs a value-driven, bottom-up fundamental approach that seeks to identify the following characteristics:

  Priced at a discount to absolute value
  Attractive business model
  Shareholder-oriented management
  Financial strength
  Undiscovered, underfollowed, misunderstood

To manage risk, the portfolio managers employ a strategy of diversification, and adhere to a structured sell discipline.

Systematic Financial Management, L.P. (“Systematic”) located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, New Jersey 07666, serves as a subadvisor to the Fund. Messrs. Ronald M. Mushock, CFA, and D. Kevin McCreesh, CFA, are primarily responsible for the day-to-day management of Systematic’s allocated portion of the Fund’s portfolio. Mr. Mushock has been the lead portfolio manager for all of Systematic’s mid cap portfolios since their inception in 2000, and all of Systematic’s small/mid cap portfolios since their inception in 2002. He became a partner of Systematic in 2005. Mr. McCreesh, Chief Investment Officer, has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for Systematic’s large and small cap portfolios. Mr. McCreesh joined Systematic as a portfolio manager in 1996, and became Systematic’s Chief Investment Officer in 2004.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Systematic employs a two-prong investment approach that unifies the attributes of quantitative screening and fundamental research in an integrated, robust, and repeatable process. Systematic’s investment philosophy is predicated on its belief that stock prices are a reflection of consensus earnings estimates, and as revisions to those estimates rise or fall, stock prices will move accordingly. Systematic’s unique process is designed to minimize the likelihood of purchasing stocks in the “value trap” by focusing only on companies that demonstrate fundamental improvement, as evidenced by a positive earnings surprise. Systematic’s allocated portion of the Fund’s portfolio typically will consist of between 60 and 90 companies.

The first step in Systematic’s investment process begins with a quantitative screening of all companies within the small/mid capitalization universe. The screening process ranks the companies based on valuation measurements and potential earnings catalysts, and results in a research focus list of approximately 150 companies. Once a company earns a position on

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Systematic’s research focus list, the next step in Systematic’s fundamental analysis attempts to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates. During this phase, Systematic is focused on the consensus earnings estimates for each company and whether those earnings estimates are revised positively or negatively. When a company’s earnings have exceeded investor expectations and consensus estimates, Systematic then seeks to identify the source of the unexpected earnings increase to determine whether the increase is sustainable, and to ascertain whether the increase is likely to trigger upward revisions to future earnings estimates. Systematic also analyzes each company’s financial statements and the accounting techniques used in the preparation of the company’s financial statements. In performing this component of its fundamental analysis, Systematic seeks to assess whether a company is utilizing aggressive accounting techniques that have the potential to overstate profitability. The third step in Systematic’s fundamental research process is analyzing the valuation of each company on both an absolute and relative basis. To do this, Systematic compares the value of the company to the values of other comparable companies, including those in the same sector or industry. Systematic also compares the company’s current value to the company’s historical valuation levels. Systematic employs a variety of measures to assess a company’s value, including, among other measures, price-to-earnings ratio, price-to-cash flow ratio, price-to-sales ratio, price-to-book ratio, and dividend yield. Depending upon the type of company being analyzed, Systematic places more importance on certain valuation measurements than others. The final step in Systematic’s process is due diligence, which examines publicly available information and proprietary research methods in an effort to understand the key drivers of a company’s fundamentals.

Systematic makes decisions to sell portfolio securities using a process that is the inverse of Systematic’s securities selection process. Systematic generally sells a stock when the stock’s price has appreciated to the level that Systematic considers to be the stock’s fair value. Systematic also sells portfolio securities when Systematic’s analysis leads Systematic to anticipate downward earnings revisions for a company, a company experiences an unexpected earnings announcement, or Systematic identifies other investment opportunities that it believes to be more attractive.

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Foreign Equity Fund

MGI Non-US Core Equity Fund

Fund Facts
Investment Objective	Long-term total return, which includes capital appreciation and income
Investment Category	Foreign Equity Fund
Investment Focus	Equity securities of companies in the world’s developed and emerging capital markets, excluding the United States

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Benchmark                                MSCI EAFE® Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund invests primarily in equity securities of companies in the world’s developed and emerging capital markets, excluding the United States. The Fund’s investments in equity securities may include dividend-paying securities, common stock and preferred stock issued by companies of any size, as well as American, European, and Global Depositary Receipts (together, “Depositary Receipts”).

In seeking to achieve the Fund’s investment objective, the Fund’s subadvisors invest primarily in the equity securities (including Depositary Receipts) of companies located outside the United States. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of non-U.S. companies. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.)

While there is no minimum number of countries that will be represented in the Fund’s portfolio, the Fund does intend to diversify its investments among countries and geographic regions, including a significant portion in the world’s emerging markets. However, the Fund may invest a significant portion of its assets in one country or region, if, in the judgment of a subadvisor, economic and business conditions warrant such investments. To the extent that the Fund invests a significant portion of its assets in one country or region at any time, the Fund will face a greater risk of loss due to factors adversely affecting issuers located in that single country or region than if the Fund always maintained a greater degree of diversity among the countries and regions in which it invests.

The Subadvisors

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The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, New York 10105, serves as a subadvisor to the Fund. AllianceBernstein is a majority-owned, indirect subsidiary of AXA Financial, Inc., which, in turn, is a wholly-owned subsidiary of the AXA Group. As discussed below, AllianceBernstein manages its allocated portion of the Fund’s portfolio by using AllianceBernstein’s International Value strategy in order to identify attractive investment opportunities.

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The allocated portion of the Fund’s portfolio that is managed using AllianceBernstein’s International Value strategy is managed by a team made up of the following individuals: Sharon E. Fay, Chief Investment Officer–Global Value Equities. Ms. Fay has been with the firm for nineteen years. Kevin F. Simms. Mr. Simms has been with the firm for sixteen years, and has been Co-Chief Investment Officer–International Value Equities since 2003 and Director of Research–Global Value Equities since 2000. Henry S. D’Auria. Mr. D’Auria has served as Chief Investment Officer–Emerging Markets Value Equities since 2002 and Co-Chief Investment Officer–International Value Equities since 2003. Prior to his current position, Mr. D’Auria managed AllianceBernstein’s global value research department from 1998 to 2002. Takeo Aso, Director of Research–Japan Value Equities. Mr. Aso has been with the firm for eleven years. Avi Lavi, Chief Investment Officer–UK and European Value Equities. Mr. Lavi has been with the firm for twelve years. John P. Mahedy, Co-Chief Investment Officer–US Value Equities, Director of Research–US Value Equities. Mr. Mahedy has been with the firm for thirteen years. Roy Maslen, Director of Research for the Australian Value Equities team and a member of the Australian Value Investment Policy Group. Prior to joining the firm in 2003, Mr. Maslen worked for eight years as a consultant with McKinsey & Company. Katsuaki Ogata, Chief Investment Officer–Japan Value Equities. Mr. Ogata has been with the firm for twelve years. Stuart Rae, Senior Vice President, Chief Investment Officer–Pacific Basin Value Equities. Mr. Rae has been with the firm for nine years. Sammy Suzuki, Director of Research–Canadian Value Equities. Mr. Suzuki has been with the firm for fourteen years. David Yuen, Director of Research–Emerging Markets Value Equities. Mr. Yuen has been with the firm for ten years.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

AllianceBernstein’s International Value strategy focuses on the relationship between a security’s current price and the security’s future earnings and dividend-paying capability, and seeks to purchase securities that are mispriced relative to the securities’ true values. AllianceBernstein believes that short-term thinking can create distortions between the price of a security and its intrinsic value or long-term earnings prospects. AllianceBernstein attempts to capitalize on resultant mispricings through bottom-up, fundamental research and a disciplined valuation process to distinguish those companies that are undergoing temporary stress from those companies that warrant their depressed valuations. AllianceBernstein emphasizes bottom-up security selection, controlled country and sector allocations, and active currency management.

In managing its allocated portion of the Fund’s portfolio, AllianceBernstein generally does not maintain explicit constraints on country and sector weightings in the portfolio, and as a result, industry and country exposure is mainly a by-product of AllianceBernstein’s security selection processes.

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Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), located at 40 Rowes Wharf, Boston, Massachusetts 02110, serves as a subadvisor to the Fund. GMO was founded in 1977 and is wholly-owned by its professionals.

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Day-to-day management of the Fund is the responsibility of GMO’s International Quantitative Division (the “Division”). The Division’s members work collaboratively to manage GMO’s allocated portion of the Fund’s portfolio, and no one person is primarily responsible for day-today management of the Fund. Dr. Thomas Hancock, a senior member of the Division, allocates responsibility for GMO’s allocated portion of the Fund’s portfolio to various team members of the Division, oversees the implementation of trades on behalf of the Fund, reviews the overall composition of the portfolio, and monitors cash flows. At GMO, Dr. Hancock is responsible for the portfolio management of all international developed market and global quantitative equities portfolios. Dr. Hancock joined GMO in 1995. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

GMO generally manages its allocated portion of the Fund’s portfolio using fundamental investment principles and quantitative applications. GMO’s quantitative approach focuses primarily on valuation, but also includes an element that focuses on stock price momentum as an indicator of market sentiment and trends in company fundamentals.

In constructing its allocated portion of the Fund’s portfolio, GMO uses quantitative models to select stocks from a universe that contains stocks issued by companies from developed countries. GMO’s screening process seeks to identify the most attractive stocks within each geographic region. The universe is screened according to three models: Quality Adjusted Value, Intrinsic Value, and Momentum. Stocks also are analyzed taking into account factors such as country, sector, and currency exposure.

For each discipline, GMO constructs a target portfolio from the most attractive decile of stocks within each geographic region. This target portfolio is then fine-tuned through portfolio optimization, which integrates top down country and currency forecasts to tilt the portfolio. The optimization process also integrates additional risk controls on countries, currencies, individual positions, industry sectors, and other factors.

The factors considered and models used by GMO may change over time. In using these models to construct its portfolio, GMO seeks to produce a style-balanced portfolio, although stock selection normally reflects a slight bias for value stocks over growth stocks.

Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112-6300, serves as a subadvisor to the Fund. Lazard is a wholly-owned subsidiary of Lazard Frères & Co. LLC. Lazard Frères & Co. LLC has one member, Lazard Group LLC, a Delaware limited liability company. Units of Lazard Group LLC are held by Lazard Ltd., a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.

Lazard’s allocated portion of the Fund’s portfolio is managed on a team basis. John R. Reinsberg, James M. Donald, CFA, Rohit Chopra, and Erik McKee, are responsible for the day-to-day management of Lazard’s allocated portion of the Fund’s portfolio. As Deputy Chairman of Lazard Asset Management, Mr. Reinsberg ultimately is responsible for overseeing Lazard’s allocated portion of the Fund’s portfolio. Mr. Reinsberg is responsible for international and

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global strategies. Mr. Reinsberg joined Lazard in 1992 and is a member of the international equity, international equity select and international strategic equity teams. Mr. Donald, a Managing Director of Lazard, joined Lazard in 1996 and is a portfolio manager on the emerging markets equity team. Mr. Chopra, a Senior Vice President of Lazard, joined Lazard in 1999 and is a portfolio manager/analyst on the emerging markets equity team, focusing on consumer and telecommunications research and analysis. Mr. McKee, a Senior Vice President of Lazard, joined Lazard in 1999 and is a portfolio manager/analyst on Lazard’s emerging markets equity team, focusing on the materials and industrials sectors. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Lazard utilizes a bottom-up research approach that seeks to identify financially productive companies that are, in Lazard’s view, inexpensively valued. Lazard begins with a universe of emerging markets companies within a certain capitalization range. By using a screening process, Lazard seeks to eliminate companies with accounting irregularities from the universe of potential investments. The portfolio management team then analyzes the remaining companies’ financial statements in an effort to identify companies that are undervalued relative to other companies in their industries. The final step in Lazard’s securities selection process is fundamental analysis, where sustainability of returns, company catalysts, and management’s incentive and ability to effectively use capital are projected over a three-year time horizon. The resulting securities are assigned initial price targets and ranked within their industries based on expected appreciation. Political, macroeconomic, portfolio, and corporate governance risk are assessed, and each security’s initial price target is adjusted based on these factors. A number of factors may cause Lazard to consider selling a particular security held in the portfolio. These factors include, among other developments, the security trading at or near Lazard’s proprietary price target, a determination by the portfolio manager that the original investment thesis is no longer applicable, as well as political, macroeconomic, or other events. Depending on market conditions, Lazard’s allocated portion of the Fund’s portfolio will typically consist of between 60 and 90 different securities.

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Morgan Stanley Investment Management Inc. (“MSIM”), located at 522 Fifth Avenue, New York, New York 10036, serves as a subadvisor to the Fund. Messrs. Hans van den Berg, David Sugimoto, CFA, and Brian Arcese, CFA, are primarily responsible for the day-to-day management of MSIM’s allocated portion of the Fund’s portfolio. Mr. van den Berg is a Managing Director and head of the international growth equity team of MSIM since 2005. Prior to 2005, he was head of international equities at 1838 Investment Advisors. Mr. Sugimoto is an Executive Director and a portfolio manager for the international growth equity team of MSIM since 2005. Prior to 2005, he was an international equity portfolio manager at 1838 Investment Advisors. Mr. Arcese is an Executive Director and a portfolio manager for the international growth equity team of MSIM since 2006. Prior to 2006, he was a Vice President and Fund Analyst at BlackRock.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

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MSIM’s International Growth strategy uses a bottom-up securities selection process to identify high quality companies with strong growth characteristics trading at reasonable valuations.

The process seeks to identify securities of issuers that share the following characteristics: 1) industry leaders in their country, their region, or the world, 2) strong balance sheets, 3) market capitalizations typically greater than US $1 billion, 4) attractive price-to-earnings ratios compared with earnings growth potential, and 5) attractive earnings momentum as measured by earnings estimates revisions. Additionally, the process focuses on identifying well-managed companies. Well-managed companies are defined by their clear business strategies for future growth and a sustainable competitive advantage.

In constructing its allocated portion of the Fund’s portfolio, MSIM intends to diversify the portfolio among the securities of foreign companies located throughout the world. The portfolio construction process maintains constraints by region and sector relative to the MSCI EAFE® Index. Within the region and sector constraints, country and industry weights are a residual of the bottom-up stock selection process.

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Fixed Income Funds

MGI Core Opportunistic Fixed Income Fund

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Fund Facts
Investment Objective	Total return, consisting of both current income and capital appreciation
Investment Category Investment Focus Benchmark	Fixed Income Fund Fixed income securities of U.S. issuers Barclays Capital (formerly, Lehman Brothers) U.S. Aggregate Bond Index
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Investment Objective

The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation.

Principal Investment Strategies of the Fund

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In seeking to achieve the Fund’s investment objective of total return, the Fund invests in fixed income securities of U.S. issuers. The Fund invests primarily in U.S. dollar-denominated, investment grade bonds, including government securities, corporate bonds, and mortgage- and asset-backed securities, among others. The Fund also may invest a significant portion of its assets in any combination of non-investment grade bonds (sometimes called high yield or junk bonds), non-U.S. dollar denominated bonds, and bonds issued by issuers in emerging capital

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markets. The Fund’s target duration is that of the Barclays Capital (formerly, Lehman Brothers) U.S. Aggregate Bond Index. As of June 30, 2009, the duration of the Index was approximately 4.30 years. Depending on market conditions, the subadvisors of the Fund may manage their allocated portions of the Fund’s assets to maintain a duration within 20% of the Fund’s target duration. Duration measures a fixed income security’s price sensitivity to interest rates (inverse relationship) by indicating the approximate change in a fixed income security’s price if interest rates move up or down in 1% increments. For example, if interest rates go up by 1%, the price change (due to interest rate movement) of a fund that has a duration of 4.30 years is expected to decline by 4.30%.

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Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities. If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

BlackRock Financial Management, Inc., a wholly-owned subsidiary of BlackRock, Inc., is located at 40 East 52nd Street, New York, New York 10022, and serves as a subadvisor to the Fund.

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Scott Amero, a Managing Director of BlackRock since 1990 and Vice Chairman of BlackRock since 2007, is BlackRock’s Global Chief Investment Officer for Fixed Income and co-head of BlackRock’s Fixed Income Portfolio Management Group. He is a member of the Executive, Operating, and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation, and overall management of client portfolios. Matthew Marra, a Managing Director of BlackRock since 2005, is a member of BlackRock’s Fixed Income Portfolio Management Group. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. Mr. Marra has been a member of BlackRock’s fixed income team since 1997. Andrew J. Phillips, a Managing Director of BlackRock since 1998, is Global Chief Operating Officer of BlackRock’s Fixed Income Portfolio Management Group. Mr. Phillips previously served as co-head of US Fixed Income within the Fixed Income Portfolio Management Group, as well as the lead sector specialist for mortgages before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

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In managing its allocated portion of the Fund, BlackRock employs a relative value strategy to determine the tradeoff between risk and return. Relative value assessment is applied to sector, sub-sector, and individual security selection decisions. BlackRock’s philosophy emphasizes research and analysis of specific sectors and securities, along with the risks associated with the fixed income markets including interest rate risk, yield curve risk, cash flow risk, credit risk, and liquidity risk. Securities are purchased for the Fund when the management team determines that they have the potential for above-average total return. BlackRock uses its own proprietary research and models to analyze securities, and based on this analysis, the Fund will typically hold approximately 350 to 450 different securities.

MacKay Shields LLC (“MacKay”), 9 West 57th Street, New York, New York 10019 serves as a subadvisor to the Fund. MacKay is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC. Day-to-day management of MacKay’s allocated portion of the Fund’s portfolio is the responsibility of the MacKay Shields High Yield Active Core Investment Team. Four portfolio managers are jointly and primarily responsible for the day-to-day management of MacKay’s allocated portion of the Fund’s assets: Dan Roberts, Ph.D., Senior Managing Director; Lou Cohen, CFA, Managing Director; Michael Kimble, CFA, Managing Director; and Taylor Wagenseil, Managing Director. Each portfolio manager has been with MacKay since October of 2004, at which time MacKay acquired Pareto Partners’ (“Pareto”) high yield investment team. Prior thereto, each portfolio manager had been an employee of Pareto since 2000. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

The MacKay Shields High Yield Active Core Investment Team consists of four portfolio managers, supported by two dedicated senior credit analysts and two traders who also perform credit and quantitative analysis. The portfolio management team follows an investment process that utilizes a bottom-up security selection strategy, augmented by macroeconomic analysis. The initial credit screen, which consists of a multi-factor progression of both quantitative and qualitative characteristics, is the most important filter, and identifies security candidates for further in-depth analysis. Securities also are subjected to a payoff analysis, seeking to identify those bonds within the capital structure that have the most attractive profile and to eliminate bonds with inferior return prospects relative to the risk of loss. The portfolio management team also utilizes extensive proprietary fundamental credit analysis to determine the creditworthiness of each company and evaluates each bond on a relative value basis.

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Pacific Investment Management Company LLC (“PIMCO”), located at 840 Newport Center Drive, Suite 100, Newport Beach, California 92660, serves as a subadvisor to the Fund. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L. P. The lead portfolio manager for PIMCO’s allocated portion of the Fund’s portfolio is Chris Dialynas. Mr. Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO’s investment strategy group. He has thirty years of investment experience and joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research.

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The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio and selecting securities, PIMCO develops an outlook for interest rates, currency exchange rates, and the economy; analyzes credit and call risks; and uses other securities selection techniques. The proportion of the Fund’s assets allocated to PIMCO that are committed to investment in securities with particular characteristics (such as quality, sector, interest rate, or maturity) varies, based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets, and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors, such as money markets, governments, corporates, mortgages, asset-backed, and international. PIMCO bases its security selection on bottom-up techniques, including sensitivity to volatility, fundamental credit analysis, and quantitative research. Sophisticated proprietary software and analytics then assist in evaluating sectors and the structural integrity of specific securities, as well as pricing specific securities.

PIMCO utilizes all major sectors of the bond market, and determines sector exposures based on its cyclical outlook and a forecast of interest rate volatility. Once investment opportunities are identified, PIMCO will shift assets among sectors depending on changes in relative valuations and credit spreads. When setting portfolio duration, PIMCO emphasizes long-term secular trends and avoiding extreme swings in duration. PIMCO develops a long-term secular outlook for duration, and fine-tunes the outlook quarterly for cyclical changes. Portfolio duration for PIMCO’s allocated portion of the Fund’s portfolio typically will be within 30% of the benchmark.

Western Asset Management Company (“Western”), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a subadvisor to the Fund. Western was founded in 1971, and is a wholly-owned subsidiary of Legg Mason, Inc.

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A team of investment professionals at Western, led by Chief Investment Officer Stephen A. Walsh, Chief Investment Officer Emeritus S. Kenneth Leech, and Portfolio Managers Edward A. Moody, Carl L. Eichstaedt, Mark Lindbloom, Michael Buchanan, and Keith Gardner, manages Western’s allocated portion of the Fund’s assets. Mr. Walsh and Mr. Leech serve as co-team leaders responsible for day-to-day strategic oversight of Western’s allocated portion of the Fund’s portfolio and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes. Mr. Moody, Mr. Eichstaedt, Mr. Lindbloom, Mr. Buchanan, and Mr. Gardner are responsible for portfolio structure, including sector allocation, duration weighting, and term structure decisions. Messrs. Walsh, Leech, Moody, and Eichstaedt have each served as portfolio managers for Western for over 15 years. Mr. Lindbloom has been employed as a portfolio manager for Western since 2005. Prior to joining Western, Mr. Lindbloom was employed as a portfolio manager for Citigroup Asset Management for nine

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years. Mr. Buchanan has been with Western since 2005. He previously worked as Managing Director, Head of US Credit Products, for Credit Suisse Asset Management. Mr. Gardner joined Western in 1994. Prior to Western, he worked for Legg Mason as a portfolio manager. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

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Western’s team approach to portfolio management revolves around an investment outlook developed by the US/Global Broad Market Committee. These senior professionals, each with expertise in a specific area of the fixed income market, interact on a daily basis to evaluate developments in the market and the economy, and meet formally at least every two weeks to review Western’s economic outlook and investment strategy.

With each member’s area of expertise represented, the group reaches a consensus view on the outlook for the economy over a six- to nine-month horizon. With the investment outlook defined, the US/Global Broad Market Committee compares its perception of relative values with those implied by the market’s pricing, and sets a recommended portfolio structure with targets for duration, term structure, and sector allocation.

The portfolio managers incorporate this outlook into their strategy within the constraints and guidelines of each individual portfolio. The sector specialists, who are grouped by market sector (i.e., corporate, high yield, mortgage- and asset-backed, and emerging market), concentrate on research, identifying issuers and issues appropriate for Western’s universe by considering relative credit strength, liquidity, issue structure, event risk, covenant protection, and market valuation.

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MGI US Short Maturity Fixed Income Fund

Fund Facts
Investment Objective Investment Category Investment Focus Benchmark	Safety of principal and a moderate level of income Fixed Income Fund Fixed income securities of small U.S. issuers Barclays Capital (formerly, Lehman Brothers) Government/Credit 1-3 Year Bond Index

Investment Objective

The investment objective of the Fund is to provide safety of principal and a moderate level of income.

Principal Investment Strategies of the Fund

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In seeking to achieve the Fund’s investment objective, the Fund invests in fixed income securities of U.S. issuers. The Fund invests primarily in U.S. dollar-denominated, investment grade bonds, including government securities, corporate bonds, and mortgage and asset backed securities, among others. The Fund’s portfolio will typically have a duration of one to three years. Duration measures the potential volatility of the price of a bond or a portfolio of bonds prior to maturity. Duration is the magnitude of the change in price of a bond relative to a given change in the market interest rate. Generally, the price of a bond with a shorter duration will be less sensitive to changes in interest rates than the price of a bond with a longer duration.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities of U.S. issuers. If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.

The Subadvisor

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Aberdeen Asset Management, Inc. (“AAMI”), located at 1735 Market Street, Philadelphia, Pennsylvania 19103, serves as the subadvisor to the Fund. AAMI is a direct, wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen”), and was incorporated in 1994. AAMI provides investment management and administrative services to U.S. and Canadian registered investment companies, a variety of private funds, as well as a diverse range of institutional clients. Aberdeen is a United Kingdom corporation that is the parent company of an asset management group that manages assets for pension funds, financial institutions, investment trusts, unit trusts, U.S. registered investment companies, offshore funds, charities, and private clients. AAMI (or predecessor firms) has been managing U.S. fixed income assets since 1979.

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AAMI manages the Fund using a team approach. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

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J. Christopher Gagnier. Mr. Gagnier is Head of U.S. Fixed Income Investment. Mr. Gagnier has over 29 years of investment experience, including 12 years with the firm (including predecessor firms).

Keith Bachman. Mr. Bachman is a Senior Portfolio Manager. Mr. Bachman has over 20 years of investment experience, including 2 years with the firm. Prior to joining AAMI, Mr. Bachman was Director of Credit Research at Stone Tower Capital, Portfolio Manager at Deutsche Asset Management, and High Yield Analyst/Director of Distressed Investments at Oppenheimer Funds.

Oliver Boulind, CFA. Mr. Boulind is a Senior Portfolio Manager. Mr. Boulind has over 16 years of investment experience, including 2 years with the firm. Mr. Boulind joined AAMI with 15 years experience as a credit analyst at AllianceBernstein, INVESCO, JPMorgan Investment Management, and Salomon Brothers.

Neil Moriarty. Mr. Moriarty is a Senior Portfolio Manager. Mr. Moriarty has over 22 years of investment experience including 7 years with the firm (including predecessor firms).

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Daniel Taylor, CFA. Mr. Taylor is a Senior Portfolio Manager. Mr. Taylor has over 17 years of investment experience, including 11 years with the firm (including predecessor firms).

Timothy Vile, CFA. Mr. Vile is a Senior Portfolio Manager. Mr. Vile has over 24 years of investment experience, including 18 years with the firm (including predecessor firms).

Michael Degernes. Mr. Degernes is a Portfolio Manager. Mr. Degernes has over 29 years of investment experience, including 5 years with the firm (including predecessor firms).

Edward Grant. Mr. Grant is a Portfolio Manager. Mr. Grant has over 22 years of investment experience, including 7 years with the firm (including predecessor firms).

AAMI (or predecessor firms) has managed the Fund since its inception.

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The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

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AAMI approaches fixed income management from a bottom-up, relative value perspective, seeking to identify bonds that are priced inefficiently. AAMI believes that interest rate forecasts are unreliable and strives to maintain an average portfolio duration that is equal to that of the benchmark, the Barclays Capital (formerly, Lehman Brothers) Government/Credit 1-3 Year Bond Index. An intrinsic value is calculated for each bond, based on analysis by AAMI of the issue’s credit worthiness, cash flow, and liquidity.

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The investment process is driven by security selection. AAMI analyzes the market to identify bonds that are considered to be undervalued. AAMI determines a target price for each bond, and purchases those bonds that, in the firm’s judgment, are undervalued when compared with the market price. If a bond’s intrinsic value is lower than the current market yield, the bond is considered for purchase. When a bond’s market yield approaches its intrinsic value, the bond is considered for sale.

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Additional Risks of the Funds

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All investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic, and political conditions and other factors. These risks could adversely affect the net asset value and total return of a Fund, the value of a Fund’s investments, and your investment in a Fund. Please see “Principal Risks” in the “Summary of the Funds” earlier in this prospectus for a description of the principal risks of investing in the Funds.

The following are descriptions of the secondary risks of some of the Funds, as indicated below. Risks with an asterisk (“*”) are further described in “Principal Risks”:

Convertible Securities Risk	The domestic equity Funds, the MGI Non-US Core Equity
Fund, and the MGI Core Opportunistic Fixed Income Fund
may invest in convertible securities (preferred stocks, debt instruments, and other securities convertible into common
stocks) that may offer higher income than the common
stocks into which the convertible securities are convertible or exchangeable. While convertible securities generally
offer lower yields than non-convertible debt securities of
similar quality, the prices of convertible securities may
reflect changes in the values of the underlying common
stocks into which such debt securities are convertible or
exchangeable. As a general rule, convertible securities
entail less risk than an issuer’s common stock, although
convertible securities usually have less potential for
appreciation in value than common stock.

Counterparty Risk	The risk that the issuer or guarantor of a fixed income
security, the counterparty to a derivatives contract, or a
borrower of a Fund’s securities will be unwilling or unable
to make timely principal, interest, or settlement payments,
or otherwise to honor its obligations.

Derivatives Risk*	The Funds may engage in a variety of transactions
involving derivatives, such as futures, options, warrants,
and swap contracts. Derivatives are financial instruments,
the value of which depends upon, or is derived from, the
value of something else, such as one or more underlying
investments, pools of investments, indexes, or currencies.

Derivatives involve special risks and may result in losses.
The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments.

Emerging Markets Investments	The MGI Non-US Core Equity Fund may invest in
Risk*	emerging markets securities. The prices of emerging
markets securities may be more volatile than the prices of

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other foreign investments, and investments in these
securities may present a greater risk of loss.

Foreign Investments Risk*	The domestic equity Funds may invest in securities of non-
U.S. issuers and in Depositary Receipts of non-U.S.
	companies.	Investing in foreign securities, including
Depositary Receipts, typically involves more risks than
investing in U.S. securities. These risks can increase the
potential for losses in the Funds and affect their respective share prices. Generally, securities of many foreign issuers
may be less liquid, and their prices may be more volatile,
than the securities of comparable U.S. issuers.

High Yield Securities Risk*	Securities rated “BB” or below by S&P or “Ba” or below
by Moody’s are known as “high yield” securities and are
commonly referred to as “junk bonds”. These securities
involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic
uncertainty or change, than higher quality debt securities.
Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make required payments of interest or principal.

Mortgage-Backed and Asset-	The fixed income Funds may invest in mortgage-backed
Backed Securities Risk	and asset-backed securities. Mortgage-backed securities
are securities representing interests in pools of mortgage
loans. These securities generally provide holders with
payments consisting of both interest and principal as the
mortgages in the underlying mortgage pools are paid off.
When interest rates fall, borrowers may refinance or
otherwise repay principal on their mortgages earlier than
scheduled. When this happens, certain types of mortgage-
backed securities will be paid off more quickly than
originally anticipated, and a Fund may be forced to reinvest in obligations with lower yields than the original
obligations.

Asset-backed securities are securities for which the
payments of interest and/or principal are backed by loans,
leases, and other receivables. Asset-backed securities are
subject to many of the same types of risks as mortgage-
backed securities. In addition, issuers of asset-backed
securities may have limited ability to enforce the security
interest in the underlying assets, and credit enhancements
provided to support the securities, if any, may be
inadequate to protect investors in the event of default.

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Securities Lending	The Funds may lend their portfolio securities. Securities
will be loaned pursuant to agreements requiring that the
loans be continuously secured by collateral in cash, short-
term debt obligations, government obligations, or bank
guarantees at least equal to the values of the portfolio
securities subject to the loans. The Funds bear the risk of
loss in connection with the investment of any cash
collateral received from the borrowers of their securities.

Small and Medium Capitalization	The MGI US Large Cap Growth Equity Fund and the MGI
Stock Risk*	US Large Cap Value Equity Fund may invest in securities
of small and medium capitalization companies. These
securities may be subject to more abrupt or erratic
movements than securities of larger companies, may have
limited marketability, and may be less liquid than securities with larger capitalizations.

Value Stock Risk*	The MGI Non-US Core Equity Fund may invest in value
stocks. A particular value stock may not increase in price,
as anticipated by the subadvisor. Also, cyclical stocks tend to increase in value more quickly during economic upturns
than non-cyclical stocks, but cyclical stocks also tend to
lose value more quickly in economic downturns.

Cash and Short-Term Investments

Although each Fund generally expects to be fully invested in accordance with its investment strategies as described in this prospectus, the Funds may also hold cash and short-term instruments for temporary or defensive purposes, including in anticipation of redemptions or prior to investment of deposits and other proceeds in accordance with the Funds’ investment objectives and policies. The types of short-term instruments in which the Funds may invest for such temporary purposes include short-term fixed-income securities (such as securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), money market mutual funds, repurchase agreements, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions, corporate commercial paper, and master demand notes.

When a Fund takes temporary defensive positions by increasing its holdings in cash, money market instruments, or repurchase agreements, the Fund may not participate in market advances or declines to the same extent that the Fund would if it remained more fully invested in portfolio securities. In addition, the Fund might not achieve its investment objective.

The Funds also may invest in futures contracts and pools of futures contracts that are intended to provide a Fund with exposure to certain markets or asset classes. From time to time, the Funds also may hold short-term instruments denominated in currencies other than the U.S. dollar.

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Additional Information

Commodity Pool Operator Exemption. The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Selective Disclosure of Portfolio Holdings

The Funds have adopted policies and procedures with respect to the disclosure of their portfolio securities. A description of these policies and procedures is available in the SAI.

Who Manages the Funds

Investment Advisor and the Subadvisors

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Mercer Global Investments, Inc. (the “Advisor”), a Delaware corporation located at 99 High Street, Boston, Massachusetts 02110, serves as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. The Advisor is registered as an investment advisor with the SEC. The Advisor is an affiliate of Mercer Investment Consulting, Inc. (“Mercer IC”), an investment consultant with more than 33 years’ experience reviewing, rating, and recommending investment managers for institutional clients.

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The Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and, subject to review and approval by the Board of Trustees of the Trust (the “Board”): (i) sets the Funds’ overall investment strategies; (ii) evaluates, selects, and recommends subadvisors to manage all or part of the Funds’ assets; (iii) when appropriate, allocates and reallocates the Funds’ assets among subadvisors; (iv) monitors and evaluates the performance of subadvisors, including the subadvisors’ compliance with the investment objectives, policies, and restrictions of the Funds; and (v) implements procedures to ensure that the subadvisors comply with the Funds’ investment objectives, policies, and restrictions.

When identifying possible subadvisors, the Advisor typically (but not always) begins with a universe of investment managers rated highly by the Manager Research Group of Mercer IC (the “Mercer Research Group”). The Mercer Research Group evaluates each investment manager based upon both quantitative and qualitative factors, including: an assessment of the strength of the overall investment management organization; the people involved in the investment process; the appropriateness of the investment product and its composites; and an analysis of the investment manager’s investment philosophy and process, risk-adjusted performance, consistency of performance, and the style purity of the product. The Advisor’s portfolio management team reviews each manager that is highly rated by the Mercer Research Group, and creates a short list for further analysis. Short-list candidates are scrutinized to evaluate performance and risk characteristics, performance in up and down markets, investment styles, and characteristics of the securities held in the portfolio. The Advisor’s portfolio management team then conducts off-site and on-site due diligence visits to meet the subadvisors’ portfolio

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management teams. The list of candidates is further narrowed, and each potential subadvisor, in combination with the existing subadvisor(s) of the portfolio, is analyzed using proprietary tools. The most compatible subadvisor candidates are then put through an on-site compliance review conducted by the Advisor’s compliance staff. Results are shared with the Advisor’s portfolio management team, after which the final selection of the subadvisor is made.

The Advisor also considers the Mercer Research Group’s ratings of investment managers when contemplating the termination of a subadvisor. Although the recommendations of the Mercer Research Group are given substantial weight in the decision-making process, the Advisor’s portfolio management team performs its own analysis of potential and existing subadvisors and is ultimately responsible for selecting or terminating a subadvisor. Therefore, there is a possibility that the Advisor’s decision with respect to a particular subadvisor may differ from recommendations made by the Mercer Research Group.

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The Advisor manages the Funds based on the philosophy and belief that portfolios that are advised by appropriately constructed combinations of quality, asset-class specialist investment managers can generally be expected to provide consistent, above-average performance over time. Denis Larose, CFA, Christopher A. Ray, CFA, Ian Dillon, Manny Weiss, and Wilson Berglund are responsible for establishing the Funds’ overall investment strategies and evaluating and monitoring the subadvisors managing the Funds. Mr. Larose, the Chief Investment Officer of the Advisor, has been involved in the investment industry since 1998. From 2006 to 2007, Mr. Larose was the Chief Investment Officer of Mercer Global Investments Canada Limited. From 2004 to 2006, Mr. Larose was the Chief Investment Officer of a public service pension plan located in Ontario, Canada. Mr. Larose leads the portfolio management team and chairs the Investment Committee, which develops the philosophy and establishes investment policies for the business. Mr. Ray, Head of Investments (US) of the Advisor, has been involved in the investment industry since 1988. He previously served as a senior vice president, consultant relations manager, and fixed income portfolio manager with a diversified mutual fund company. Mr. Dillon is a Principal with Mercer Global Investments Canada since 2006. Prior to that, Mr. Dillon held various investment positions with a diversified mutual fund company from 1996 to 2006, including serving as Chief Investment Strategist from 2004 to 2006. Mr. Weiss has been a Portfolio Manager with the Advisor since January 2009. Prior to that, Mr. Weiss held various positions with 2100 Capital Group LLC from 2005 to 2007, and was an investment professional with Putnam Investments from 1987 to 2005. Mr. Berglund has been a Senior Analyst with the Advisor since January 2009. Prior to that, Mr. Berglund held various positions with Putnam Investments from 2000 to 2009.

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The Funds pay the Advisor fees for managing the Funds’ investments that are calculated as a percentage of the Funds’ assets under management. The following represents the total advisory fees payable by the Funds:

	Investment Advisory Fee*
Funds
	Assets up to	Assets in excess of
	$750 million	$750 million

MGI US Large Cap Growth Equity Fund	0.55%	0.53%
MGI US Large Cap Value Equity Fund	0.53%	0.51%
MGI US Small/Mid Cap Growth Equity Fund	0.90%	0.90%

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	Investment Advisory Fee*
Funds
	Assets up to	Assets in excess of
	$750 million	$750 million

MGI US Small/Mid Cap Value Equity Fund	0.90%	0.90%
MGI Non-US Core Equity Fund	0.75%	0.73%
MGI Core Opportunistic Fixed Income Fund	0.35%	0.33%
MGI US Short Maturity Fixed Income Fund	0.25%	0.23%

*	Consists of the total advisory fee payable by the Funds to the Advisor. The Advisor is responsible for paying the subadvisory fees.
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The Trust, with respect to each Fund, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement (the “expense reimbursement agreement”) pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that each Fund’s expenses otherwise would exceed the “Net Expenses” rates for the Class S shares of the Fund, as shown in the Annual Fund Operating Expenses table contained in the “Summary of the Funds” in this prospectus. Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by each Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. The expense reimbursement agreement will remain in effect through March 31, 2010, and will continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.

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The Advisor has entered into subadvisory agreements (the “Subadvisory Agreements”) with the subadvisors pursuant to which the subadvisors are compensated out of the investment advisory fees that the Advisor receives from the Funds. The current subadvisors to the Funds are identified in “Principal Investment Strategies and Related Risks” earlier in this prospectus.

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A discussion regarding the basis for the Board’s approval of the investment management agreement with the Advisor and each Subadvisory Agreement (other than the Sub-Advisory Agreements listed below) is available in the Funds’ semi-annual report to shareholders for the period ended September 30, 2008. A discussion regarding the basis for the Board’s approval of the Subadvisory Agreement with RIM will be available in the Funds’ semi-annual report to shareholders for the period ending September 30, 2009. A discussion regarding the basis for the Board’s approval of the Subadvisory Agreements with Systematic, River Road, Winslow, and MSIM is available in the Funds’ annual report to shareholders for the period ending March 31, 2009.

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The Trust and the Advisor have obtained an exemptive order (the “Exemptive Order”) from the SEC that permits the Trust and the Advisor, subject to certain conditions and approval by the Board, to hire and retain subadvisors and modify subadvisory arrangements without shareholder approval. Under the Exemptive Order, the Advisor may act as a manager of managers for all or some of the Funds, and the Advisor supervises the provision of portfolio management services to those Funds by the subadvisors. The Exemptive Order allows the Advisor: (i) to continue the employment of an existing subadvisor after events that would otherwise cause an automatic

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termination of a subadvisory agreement with the subadvisor; and (ii) to reallocate assets among existing or new subadvisors. Within 90 days of retaining new subadvisors, the affected Fund(s) will notify shareholders of the changes. The Advisor has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisors and recommend their hiring, termination, and replacement. The Exemptive Order also relieves the Funds from disclosing certain fees paid to non-affiliated subadvisors in documents filed with the SEC and provided to shareholders.

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Administrative Services

State Street Bank and Trust Company (the “Administrator”), located at 200 Clarendon Street, Boston, Massachusetts, is the administrator of the Funds. The Funds pay the Administrator at an annual rate of the Funds’ average daily net assets for external administrative services. These external administrative services include fund accounting, daily and ongoing maintenance of certain Fund records, calculation of the Funds’ net asset values (the “NAVs”), and preparation of shareholder reports.

The Advisor provides certain internal administrative services to the Class S shares of the Funds, for which the Advisor receives a fee of 0.15% of the average daily net assets of the Class S shares of the Funds. These internal administrative services include attending to shareholder correspondence, requests and inquiries, and other communications with shareholders; assisting with exchanges and with the processing of purchases and redemptions of shares; preparing and disseminating information and documents for use by beneficial shareholders; and monitoring and overseeing non-advisory relationships with entities providing services to the Class S shares, including the transfer agent. From time to time, payments may be made to affiliates of the Advisor by the Funds or the Advisor, out of the Advisor’s own resources, for services provided by those affiliates.

Pricing of Fund Shares

The price of each Fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. The Exchange normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday.

Each Fund values its investments for which market quotations are readily available at market value. Each Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. Each Fund values all other investments and assets at their fair value. The Board has delegated its responsibility of valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable subadvisor) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

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The Funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s NAV. Because foreign markets may be open at different times than the Exchange, the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund’s foreign investments (in the opinion of the Advisor and the subadvisors) occur between the close of foreign markets and the close of regular trading on the Exchange, or if reported prices are believed by the Advisor or the subadvisors to be unreliable, these investments will be valued at their fair value. The Funds may rely on third-party pricing vendors to monitor for events materially affecting the values of the Funds’ foreign investments during the period between the close of foreign markets and the close of regular trading on the Exchange. If events occur that materially affect the values of the Funds’ foreign investments, the third-party pricing vendors will provide revised values to the Funds.

If market quotations are not readily available for a Fund’s investment in domestic securities, such as restricted securities, private placements, securities for which trading has been halted (as a result of a significant event such as a merger, bankruptcy, or other significant issuer-specific development), or other illiquid securities, these investments will be valued at their fair value. While fair value pricing may be more commonly used with the Funds’ foreign investments, fair value pricing also may be used with domestic securities, where appropriate.

The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using closing market prices. Also, due to the subjective nature of fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price.

Class S Shares

This prospectus offers you Class S shares of the Funds. Class S shares generally are available only to persons making a minimum $10,000 investment, including retail investors and retirement and other institutional investors that do not meet the minimum investment requirements for investing in the three other classes of shares of the Funds (Class Y-1, Class Y-2, or Class Y-3 shares). Class S shares do not assess an initial or contingent deferred sales charge. As discussed below, Class S shares are subject to a 12b-1 fee of 0.25%. In the case of Class S shares, shareholder servicing is performed by Mercer and/or its affiliates, and the Class S shares pay an internal administrative fee for these services. The class of shares that is best for you depends on a number of factors, such as whether you are a retirement plan or non-retirement plan investor, the amount you intend to invest, and the level of services that you desire. Please consult the Advisor, your plan administrator or recordkeeper, or your financial advisor, to confirm that Class S shares are most appropriate for you.

Marketing and Shareholder Services (12b-1) Plan

The Funds have adopted a plan of marketing and shareholder services, or “12b-1 plan,” to finance the provision of certain marketing services and shareholder services to owners of Class S shares of the Funds. The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of each Fund’s Class S shares. These fees are used to pay fees to financial

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intermediaries, such as qualified dealers and retirement recordkeepers, for providing certain marketing and shareholder services. Because these fees are paid out of the Funds’ assets or income on an ongoing basis, over time these fees will increase the cost of your investment (reducing the return of your investment) and may cost you more than paying other types of sales charges. For investors in defined contribution plans administered by Mercer HR Services LLC (“Mercer Services”), an affiliate of the Advisor that provides administrative services to retirement plans, these fees may be paid to Mercer Services. Also, these fees may be paid to the Advisor, or to Mercer Securities, a division of MMC Securities Corp., an affiliate of the Advisor, in connection with their providing marketing services for the Class S shares of the Funds.

Purchasing Class S Shares

The Funds sell their Class S shares at the offering price, which is the NAV. Class S shares may not be available through certain financial advisors and retirement plan administrators or recordkeepers.

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Class S shares may be purchased through your financial advisor or directly by contacting PNC Global Investment Servicing (U.S.) Inc., the Funds’ transfer agent (the “transfer agent”), located at PO Box 9811, Providence, Rhode Island 02940-8011. If you are a defined contribution retirement plan, Class S shares also may be purchased through your retirement plan administrator or recordkeeper. Your financial advisor, the Funds’ transfer agent or your retirement plan administrator or recordkeeper, as applicable, generally must receive your completed buy order before the close of regular trading on the Exchange for your shares to be bought at that day’s offering price. Your financial advisor or retirement plan administrator or recordkeeper, as applicable, will be responsible for furnishing all necessary documents to the Funds’ transfer agent, and may charge you for these services. If you wish to purchase Class S shares directly from the Funds, you may complete an order form and write a check for the amount of Class S shares that you wish to buy, payable to the Trust. Return the completed form and check to the Funds’ transfer agent.

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A Fund may accept orders to purchase Fund shares in-kind with securities, rather than with cash, when consistent with the Fund’s investment objective and policies. Acceptance of such purchases will be at the Advisor’s discretion. Contact the Advisor for further information.

The Funds may periodically close to new purchases of shares. The Funds may refuse any order to buy shares if the Funds and the Advisor determine that doing so would be in the best interests of the Funds and their shareholders.

Customer Identification

Mutual funds must obtain and verify information that identifies investors opening new accounts. If a Fund is unable to collect the required information, the Fund or its agents may not be able to open a Fund account. Investors must provide their full name, residential or business address, social security or tax identification number, and date of birth (as applicable). Entities, such as trusts, estates, corporations, and partnerships, must also provide other identifying information. The Funds or their agents may share identifying information with third parties for the purpose of

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verification. If a Fund or its agents cannot verify identifying information after opening an account, the Fund reserves the right to close the account.

Selling Class S Shares

You can sell your Class S shares back to the Funds on any day the Exchange is open, through the Advisor, your plan administrator or recordkeeper, your financial advisor, or directly to the Funds, depending upon through whom and how you own your Class S shares. Payment for redemption may be delayed until a Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Selling Class S Shares through Your Financial Advisor

Your financial advisor must receive your request to sell Class S shares in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Your financial advisor will be responsible for furnishing all necessary documents to the Funds’ transfer agent on a timely basis and may charge you for his or her services.

Selling Class S Shares Directly to the Funds

The Funds’ transfer agent must receive your request to sell Class S shares in proper form before the close of regular trading on the Exchange in order to receive that day’s NAV.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to the Funds’ transfer agent.

By telephone. You may use the Funds’ transfer agent’s telephone redemption privilege to redeem Class S shares valued at less than $100,000 unless you have notified the Funds’ transfer agent of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, the Funds’ transfer agent will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege may be modified or terminated without notice.

Additional Requirements

In certain situations, for example, if you sell Class S shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer, or certain other financial institutions. In addition, the Funds’ transfer agent usually requires additional documents for the sale of Class S shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning the relevant signature guarantee and documentation requirements, contact the Funds’ transfer agent.

Payments by the Funds

Each Fund generally sends you payment for your Class S shares the business day after your request is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

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Redemptions by the Funds

Each Fund reserves the right to pay redemptions “in-kind” (i.e., payment in securities rather than cash) if the value of the Class S shares that you are redeeming is large enough to affect a Fund’s operations (for example, if it represents more than $250,000 or 1% of a Fund’s assets). In these cases, you might incur brokerage costs converting the securities to cash.

The Funds also reserve the right to close any account if the account value falls below the Funds’ minimum account level or if you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Funds (such as market timing) to the fullest extent permitted by law. The 2.00% short-term trading fee will apply to redemptions of shares that have been held less than 30 days, including redemptions described in this section.

Exchanging Class S Shares

If you want to switch your investment from one Fund to another Fund, you can exchange your Class S shares of the Fund for the Class S shares of another Fund at NAV. If you hold your Class S shares through a financial advisor, contact the financial advisor regarding the details of how to exchange your shares. If you hold your Class S shares through a retirement plan, contact the plan administrator or recordkeeper for details of how to exchange your shares. If you hold your Class S shares directly with the Funds, contact the Funds’ transfer agent, and complete and return an Exchange Authorization Form, which is available from the transfer agent. A telephone exchange privilege is currently available for amounts up to $500,000. Ask the Advisor, your financial advisor, your plan administrator or recordkeeper, or the Funds’ transfer agent for a prospectus of the Funds.

Some Funds may not be available in all states.

The exchange privilege is not intended as a vehicle for short-term trading. As described above, excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the Funds, each Fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 30 days or less. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

The Funds also reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. The Fund into which you would like to exchange also may reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Funds or the Advisor determines are likely to have a negative effect on the Fund or the other Funds. Consult the Funds, the Advisor, or your plan administrator or recordkeeper before requesting an exchange.

Frequent Trading of Fund Shares

The Funds, the Advisor, and MGI Funds Distributors, Inc., the Trust’s distributor (the “Distributor”), reserve the right to reject any purchase order for any shares of any class of the

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Funds for any reason. The Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the Funds, the Advisor, or the Distributor has determined could involve actual or potential harm to the Funds may be rejected. Frequent trading of Fund shares may lead to increased transaction costs to the Funds, less efficient management of the Funds’ portfolios (by disrupting portfolio investment strategies), and taxable gains to the remaining shareholders, resulting in dilution of the value of the shares held by long-term shareholders. The MGI Non-U.S. Core Equity Fund may be subject to the risk of one form of frequent trading called time-zone arbitrage, where shareholders of the Fund seek to take advantage of time-zone differences between the close of foreign markets in which the Fund’s securities trade, and the close of U.S. markets. Arbitrage opportunities may also occur in Funds that hold small capitalization securities (such as the MGI U.S. Small/Mid Cap Growth Equity Fund and MGI U.S. Small/Mid Cap Value Equity Fund) or in Funds that invest in thinly-traded securities (such as high yield securities, which may be held by the MGI Core Opportunistic Fixed Income Fund).

Because the Funds are designed for long-term shareholders, the Board has adopted the following policies and procedures that are designed to restrict frequent purchases and redemptions of the Funds’ shares. Each Fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. The short-term trading fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in the following circumstances: redemptions to pay distributions or loans from certain defined contribution plans; redemptions for loan repayment; redemptions from certain omnibus accounts; redemptions in the event of shareholder death or post-purchase disability; redemptions made as part of a systematic withdrawal plan; transactions in defined contribution plans for which Mercer Services is not the administrator; redemptions by the MGI Collective Trust; and transactions for a discretionary investment management client of the Advisor when the client has provided the Advisor with advance notice of a planned redemption and the Advisor retains discretion to effect the redemption on behalf of the client. Furthermore, exchanges by plan participants in defined contribution plans for which Mercer Services is the administrator will be subject to the short-term trading fee only with respect to shares that were purchased by exchange (rather than by contribution). For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees. Please see the SAI for details.

In addition to the short-term trading fee, the Board has adopted the following additional policies and procedures. Any shareholder that is confirmed to have initiated four or more round trips (via exchanges or redemptions), all equal to or greater than $10,000 in value within a 180-day period, will receive a warning. If subsequent activity of two or more round trips occurs within 180 days, the shareholder’s exchange privilege will be revoked, and the shareholder will not be permitted to purchase additional shares of the Funds. These policies do not apply to the MGI Collective Trust or to discretionary investment management clients of the Advisor where the Advisor has discretion to effect the trade.

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There is no assurance that these policies and procedures will be effective in limiting frequent trading in all accounts. For example, the Funds may not be able to effectively monitor, detect, or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries.

As discussed in “Redemptions by the Funds” earlier in this prospectus, the Funds reserve the right to refuse future purchases or exchanges of shares of the Funds if you are deemed to be engaging in illegal activities (such as late trading) or otherwise detrimental to the Funds (such as market timing).

Fund Distributions and Taxes

Dividends and Distributions

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Distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, each Fund generally pays no federal income tax on the income and gains the Fund distributes to you. Income dividends, if any, from net investment income are normally declared and paid once each year in December. Net realized capital gains, if any, are distributed at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

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Classes with higher expenses are expected to have lower income dividends. If you are a retail shareholder of the Class S shares of a Fund, or an institutional investor other than a retirement plan, you will receive income dividends and capital gains distributions in additional Class S shares of the Fund, unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Distribution options may be changed by retail shareholders and institutional shareholders (other than retirement plans) at any time by requesting a change in writing. All dividends and capital gains distributions paid to retirement plan shareholders will be automatically reinvested. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Taxable distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if the distributions were paid in December. The Funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Funds will send you a corrected Form 1099-DIV to reflect reclassified income information.

Avoid “Buying A Dividend.” If you are a taxable investor and invest in the Class S shares of a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

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Taxes

Tax Considerations. Dividends and capital gains distributed by the Funds to tax-deferred retirement plan accounts are not taxable currently. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

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For federal income tax purposes, if you are a taxable investor, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to Fund tax years beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates provided certain holding period requirements are met. Because the income of the MGI Core Opportunistic Fixed Income Fund and MGI US Short Maturity Fixed Income Fund is derived from investments earning interest, rather than from dividend income, generally none or only a small portion of the income dividends paid to shareholders by these Funds may be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

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Redemptions and Exchanges. When you sell your shares in a Fund, you may recognize a capital gain or loss. For tax purposes, an exchange of your Class S shares of one Fund for Class S shares of a different Fund is the same as a sale. Generally, exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. Distributions taken from a retirement plan account, however, generally are taxable as ordinary income.

Back-Up Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to back-up withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs the Fund to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

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Other. If you are a taxable investor, Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. If a Fund qualifies to pass through to shareholders the tax benefits from foreign taxes the Fund pays on its investments, and elects to do so, then any foreign taxes the Fund pays on these investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any, and, with respect to taxable years of a Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

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This discussion is not intended to be used as tax advice. Because each investor’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

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Financial Highlights

The Financial Highlights table is meant to help you understand the financial performance of each Fund since the Fund’s inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, an Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report, which is incorporated by reference and available upon request.

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Class S shares of the Funds had not commenced operations as of the date of this prospectus, and financial highlights are not yet available for the Class S shares. Financial highlights for the Class Y-3 shares of each Fund are shown to provide investors with financial information about the Fund. The returns of the Class S shares would have been substantially similar; however, the Class S shares are subject to a 12b-1 fee, while the Class Y-3 shares are not. Had the Class S shares of the Funds been operational during the periods shown, the dividend distributions (if any) and investment performance would have been lower.

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MGI US Large Cap Growth Equity Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout each period)

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		Class Y-3
	Year ended	Year ended	Year ended	Period ended
	03/31/09	03/31/08	03/31/07	03/31/06(a)
Net asset value at beginning of period	$ 10.20	$10.54	$ 10.58	$ 10.00

Net investment income†	0.04	0.03	0.04	0.02
Net realized and unrealized gain (loss) on investments	(3.37)	(0.06)	0.09	0.62

Total from investment operations	(3.33)	(0.03)	0.13	0.64

Less dividends and distributions:

From net investment income	(0.02)	(0.03)	(0.02)	(0.01)
From net realized gain on investments	---	(0.28)	(0.15)	(0.05)

Total dividends and distributions	(0.02)	(0.31)	(0.17)	(0.06)

Net asset value at end of period	$ 6.85	$ 10.20	$ 10.54	$ 10.58
Total investment return(b)	(32.62)%	(0.55)%	1.28%	6.35%**

Ratios / Supplemental Data:
Net investment income to average net assets	0.43%	0.25%	0.40%	0.34%*
Net expenses to average daily net assets	0.57%	0.57%	0.57%	0.55%*
Total expenses (before reimbursements) to average daily net	0.65%	0.68%	0.75%	0.90%*
assets
Portfolio turnover rate	93%	129%	77%	63%**
Net assets at end of period (in 000’s)	$277,740	$381,775	$ 308,879	$190,991
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(a) Class commenced operations on August 15, 2005.

(b) The total return would have been lower had certain expenses not been reimbursed during the periods shown.

† Computed using average shares outstanding throughout the year.

* Annualized.

** Not annualized.

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MGI US Large Cap Value Equity Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout each period)

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		Class Y-3
	Year ended	Year ended	Year ended	Period ended
	03/31/09	03/31/08	03/31/07	03/31/06(a)
Net asset value at beginning of period	$ 9.39	$ 11.77	$ 10.82	$ 10.00
Net investment income†	0.19	0.20	0.19	0.11
Net realized and unrealized gain (loss) on investments	(4.23)	(1.77)	1.10	0.79
Total from investment operations	(4.04)	(1.57)	1.29	0.90
Less dividends and distributions:
From net investment income	(0.17)	(0.16)	(0.14)	(0.03)
From net realized gain on investments	(0.00)(b)	(0.65)	(0.20)	(0.05)
Total dividends and distributions	(0.17)	(0.81)	(0.34)	(0.08)
Net asset value at end of period	$ 5.18	$ 9.39	$ 11.77	$ 10.82
Total investment return(c)	(43.31)%	(13.95)%	11.98%	9.03%**
Ratios / Supplemental Data:
Net investment income to average net assets	2.57%	1.76%	1.67%	1.66%*
Net expenses to average daily net assets	0.55%	0.55%	0.55%	0.53%*
Total expenses (before reimbursements) to average daily	0.64%	0.67%	0.72%	0.88%*
net assets
Portfolio turnover rate	238%	132%	67%	22%**
Net assets at end of period (in 000’s)	$255,400	$376,226	$314,038	$196,799

(a) Class commenced operations on August 15, 2005.

(b) Amount rounds to less than $0.01 per share.

(c) The total return would have been lower had certain expenses not been reimbursed during the periods shown.

† Computed using average shares outstanding throughout the year.

* Annualized.

** Not annualized.

73

MGI US Small/Mid Cap Growth Equity Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout each period)


		Class Y-3
	Year ended	Year ended	Year ended	Period ended
	03/31/09	03/31/08	03/31/07	03/31/06(a)
Net asset value at beginning of period	$9.84	$11.66	$ 11.99	$ 10.00
Net investment loss†	(0.03)	(0.05)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	(3.55)	(0.94)	0.37	2.15
Total from investment operations	(3.58)	(0.99)	0.32	2.12
Less dividends and distributions:
From net realized gain on investments	(0.07)	(0.83)	(0.65)	(0.13)
Total dividends and distributions	(0.07)	(0.83)	(0.65)	(0.13)
Net asset value at end of period	$ 6.19	$ 9.84	$ 11.66	$ 11.99
Total investment return(b)	(36.43)%	(9.40)%	2.75%	21.32%**
Ratios / Supplemental Data:
Net investment loss to average net assets	(0.36)%	(0.39)%	(0.43)%	(0.41)%*
Net expenses to average daily net assets	0.92%	0.92%	0.92%	0.90%*
Total expenses (before reimbursements) to average daily net	1.07%	1.07%	1.15%	1.44%*
assets
Portfolio turnover rate	170%	95%	77%	72%**
Net assets at end of period (in 000’s)	$133,116	$161,362	$132,178	$87,340

(a) Class commenced operations on August 15, 2005.

(b) The total return would have been lower had certain expenses not been reimbursed during the periods shown.

† Computed using average shares outstanding throughout the year.

* Annualized.

** Not annualized.

74

MGI US Small/Mid Cap Value Equity Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout each period)

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		Class Y-3
	Year ended	Year ended	Year ended	Period ended
	03/31/09	03/31/08	03/31/07	03/31/06(a)
Net asset value at beginning of period	$ 8.85	$ 11.32	$ 11.03	$ 10.00
Net investment income†	0.09	0.10	0.10	0.02
Net realized and unrealized gain (loss) on investments	(3.61)	(2.13)	0.75	1.05
Total from investment operations	(3.52)	(2.03)	0.85	1.07
Less dividends and distributions:
From net investment income	(0.06)	(0.07)	(0.06)	(0.01)
From net realized gain on investments	(0.01)	(0.37)	(0.50)	(0.03)
Total dividends and distributions	(0.07)	(0.44)	(0.56)	(0.04)
Net asset value at end of period	$ 5.26	$ 8.85	$ 11.32	$ 11.03
Total investment return(b)	(39.85)%	(18.26)%	7.90%	10.79%**
Ratios / Supplemental Data:
Net investment income to average net assets	1.20%	1.01%	0.93%	0.25%*
Net expenses to average daily net assets	0.92%	0.92%	0.92%	0.90%*
Total expenses (before reimbursements) to average daily net	1.08%	1.07%	1.17%	1.33%*
assets
Portfolio turnover rate	120%	71%	139%	23%**
Net assets at end of period (in 000’s)	$124,586	$144,167	$118,166	$82,779

(a) Class commenced operations on August 15, 2005.

(b) The total return would have been lower had certain expenses not been reimbursed during the periods shown.

† Computed using average shares outstanding throughout the year.

* Annualized.

** Not annualized.

75

MGI Non-US Core Equity Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout the period)

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		Class Y-3
	Year ended	Year ended	Period ended
	03/31/09	03/31/08	03/31/07(a)
Net asset value at beginning of period	$ 12.76	$13.76	$12.17
Net investment income†	0.25	0.32	0.06
Net realized and unrealized gain (loss) on investments	(6.51)	(0.41)	1.55
Total from investment operations	(6.26)	(0.09)	1.61
Less dividends and distributions:
From net investment income	(0.12)	(0.21)	(0.02)
From net realized gain on investments	(0.09)	(0.70)	---
Total dividends and distributions	(0.21)	(0.91)	(0.02)
Net asset value at end of period	$ 6.29	$12.76	$ 13.76
Total investment return(b)	(49.30)%	(1.09)%	13.24%**
Ratios / Supplemental Data:
Net investment income to average net assets	2.68%	2.28%	0.75%*
Net expenses to average daily net assets	0.82%	0.82%	0.82%*
Total expenses (before reimbursements) to average daily net	0.95%	0.96%	1.06%*
assets
Portfolio turnover rate	64%	72%	36%**
Net assets at end of period (in 000’s)	$485,543	$624,426	$475,351

(a) Class commenced operations on August 18, 2006.

(b) The total return would have been lower had certain expenses not been reimbursed during the periods shown.

† Computed using average shares outstanding throughout the year.

* Annualized.

** Not annualized.

76

MGI Core Opportunistic Fixed Income Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout each period)

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		Class Y-3
	Year ended	Year ended	Year ended	Period ended
	03/31/09	03/31/08	03/31/07	03/31/06(a)
Net asset value at beginning of period	$10.24	$10.21	$9.89	$ 10.00
Net investment income†	0.50	0.51	0.48	0.27
Net realized and unrealized gain (loss) on investments	(0.91)	(0.10)	0.14	(0.27)
Total from investment operations	(0.41)	0.41	0.62	0.00
Less dividends and distributions:
From net investment income	(0.63)	(0.38)	(0.30)	(0.11)
From net realized gain on investments	(0.20)	---	---	---
Total dividends and distributions	(0.83)	(0.38)	(0.30)	(0.11)
Net asset value at end of period	$ 9.00	$ 10.24	$10.21	$ 9.89
Total investment return(b)	(3.90)%	4.08%	6.30%	(0.02)%**
Ratios / Supplemental Data:
Net investment income to average net assets	5.16%	4.94%	4.74%	4.31%*
Net expenses to average daily net assets	0.37%	0.37%	0.37%	0.35%*
Total expenses (before reimbursements) to average daily	0.47%	0.48%	0.55%	0.76%*
net assets
Portfolio turnover rate	229%	229%	244%	282%**
Net assets at end of period (in 000’s)	$394,347	$527,340	$465,912	$209,590
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(a) Class commenced operations on August 15, 2005.

(b) The total return would have been lower had certain expenses not been reimbursed during the periods shown.

† Computed using average shares outstanding throughout the year.

* Annualized.

** Not annualized.

77

MGI US Short Maturity Fixed Income Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout each period)

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		Class Y-3
	Year ended	Year ended	Year ended	Period ended
	03/31/09	03/31/08	03/31/07	03/31/06(a)

Net asset value at beginning of period	$10.01	$10.05	$ 9.98	$ 10.00

Net investment income†	0.40	0.49	0.48	0.24
Net realized and unrealized gain (loss) on investments	(1.16)	(0.11)	0.06	(0.11)

Total from investment operations	(0.76)	0.38	0.54	0.13

Less dividends and distributions:
From net investment income	(0.68)	(0.42)	(0.47)	(0.15)

Total dividends and distributions	(0.68)	(0.42)	(0.47)	(0.15)

Net asset value at end of period	$ 8.57	$ 10.01	$10.05	$ 9.98

Total investment return(b)	(7.52)%	3.72%	5.51%	1.34%**
Ratios / Supplemental Data:
Net investment income to average net assets	4.16%	4.80%	4.76%	4.00%*
Net expenses to average daily net assets	0.32%	0.32%	0.32%	0.30%*
Total expenses (before reimbursements) to average daily	0.49%	0.49%	1.00%	1.31%*
net assets
Portfolio turnover rate	217%	131%	186%	121%**
Net assets at end of period (in 000’s)	$18,904	$62,172	$58,509	$16,764

(a) Class commenced operations on August 22, 2005.

(b) The total return would have been lower had certain expenses not been reimbursed during the periods shown.

† Computed using average shares outstanding throughout the year.

* Annualized.

** Not annualized.

78


If you want more information about the Funds, the following documents are available free upon request:
Annual/Semi-Annual ReportsAdditional information about each Fund’s investments is available in the  Fund’s  annual  and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may discuss your questions about the Funds by contacting your plan administrator or recordkeeper or financial advisor. You may obtain free copies of the Funds’ annual and semi-annual reports and the SAI by contacting the Funds directly at 1-800-428-0980 or visiting the Trust’s website, www.mgifunds.com.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090. You may get copies of reports and other information about the Funds:

· For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102; or

· Free from the EDGAR Database on the SEC’s Internet website at: http://www.sec.gov.

MGI Funds

MGI US Large Cap Growth Equity Fund
MGI US Large Cap Value Equity Fund
MGI US Small/Mid Cap Growth Equity Fund
MGI US Small/Mid Cap Value  Equity Fund
MGI Non-US Core Equity Fund
MGI Core Opportunistic Fixed Income Fund
MGI US Short Maturity Fixed Income Fund

Prospectus

July 31, 2009


MGI Funds
Investment Company Act File No. 811-21732

MGI FUNDS™


MGI US Large Cap Growth Equity Fund
MGI US Large Cap Value Equity Fund
MGI US Small/Mid Cap G3rowth Equity Fund
MGI US Small/Mid Cap Value Equity Fund
MGI Non-US Core Equity Fund
MGI Core Opportunistic Fixed Income Fund
MGI US Short Maturity Fixed Income Fund

Prospectus

July 31, 2009


This prospectus offers Class Y-1, Class Y-2, and Class Y-3 shares (together, the “Class Y Shares”) in the seven series (each a “Fund,” and together, the “Funds”) of the MGI Funds (the “Trust”). Each class has different ongoing expenses. This prospectus explains what you should know about each Fund and the Class Y Shares of the Funds before you invest. Please read it carefully.

Mercer Global Investments, Inc. (the “Advisor”) manages the Funds.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured. May lose value. No bank guarantee.


i

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Purchasing Class Y-3 Shares	67
Customer Identification	67
Selling Class Y Shares	67
Payments by the Funds	68
Redemptions by the Funds	68
Exchanging Class Y Shares	68
Frequent Trading of Fund Shares	69
Fund Distributions and Taxes	70
Dividends and Distributions	70
Taxes	71
Financial Highlights	73

ii

Summary of the Funds

Each Fund’s investment objective, principal investment strategies, and principal risks are set forth below. This summary is intended to provide a brief description of the Funds and how they are managed. More detailed descriptions of the Funds are included later in this prospectus under “Principal Investment Strategies and Related Risks.”

The Manager of Managers Structure

The Advisor is responsible for constructing and monitoring the asset allocation and portfolio strategies for the Funds, consistent with each Fund’s investment objective, strategies, and risks. The Advisor believes that it is possible to enhance shareholder value by using one or more subadvisory firms to manage the assets of each Fund. Therefore, the Advisor intends to manage each Fund using a “manager of managers” approach by selecting one or more subadvisors to manage each Fund, based upon the Advisor’s evaluation of the subadvisor’s expertise and performance in managing the asset class in which the Fund will invest.

Securities are selected for each Fund’s portfolio using a combination of traditional and fundamental investment tools and quantitative analysis. Each Fund generally relies on the professional judgment of its respective subadvisor(s) to make decisions about the Fund’s portfolio holdings, and each subadvisor employs its own proprietary processes and disciplines to select securities and manage a Fund’s investment portfolio (or allocated portion of a portfolio). A description of the Funds’ current subadvisors and the subadvisors’ individual securities selection processes can be found under “Principal Investment Strategies and Related Risks.”

Investment Objectives and Principal Investment Strategies

Each Fund has its own distinct investment objective that the Fund seeks to achieve. The Funds’ investment objectives may be changed by the Board of Trustees of the Trust without shareholder approval (although a Fund will provide advance notice to shareholders before any such change takes effect). There can be no guarantee that a Fund will achieve its investment objective.

Fund Name	Investment Objective		Principal Investment Strategies		Principal Risk Factors
MGI US Large Cap	Long-term total return,	·	Invests principally in	·	Growth Stock Risk
Growth Equity Fund	which includes capital		equity securities
	appreciation and income		issued by large	·	Management
			capitalization U.S.		Techniques Risk
companies;
			“large capitalization	·	Market Risk
U.S. companies” are
			companies, at the time	·	Non-Diversification
			of investment, whose		Risk
market capitalizations
exceed the market
capitalization of the
smallest company
within the Russell
1000® Growth Index,
as measured at the
end of the preceding
month.
		·	Generally invests in
companies that have
higher earnings and/or
revenue growth
histories or
expectations.

Fund Name	Investment Objective		Principal Investment Strategies		Principal Risk Factors
MGI US Large Cap Value	Long-term total return,	·	Invests principally in	·	Value Stock Risk
Equity Fund	which includes capital		equity securities
	appreciation and income		issued by large	·	Management
			capitalization U.S.		Techniques Risk
companies;
			“large capitalization	·	Market Risk
U.S. companies” are
			companies, at the time	·	Non-Diversification
			of investment, whose		Risk
market capitalizations
exceed the market
capitalization of the
smallest company
within the Russell
1000® Value Index, as
measured at the end
of the preceding
month.
		·	Generally invests in
stocks that appear to
be undervalued based
on the stocks’
intrinsic value relative
to their current market
prices.


Fund Name	Investment Objective	Principal Investment Strategies			Principal Risk Factors
MGI US Small/Mid Cap	Long-term total return,	·	Invests principally in	·	Growth Stock Risk
Growth Equity Fund	comprised primarily of		equity securities
	capital appreciation		issued by small-to-	·	Small and Medium
			medium capitalization		Capitalization Stock
			U.S. companies;		Risk
“small-to-medium
			capitalization U.S.	·	Management
			companies” are		Techniques Risk
companies with
			market capitalizations	·	Market Risk
between $25 million
			and the largest	·	Non-Diversification
			company represented		Risk
in the Russell 2500™
			Index. As of June 30,	·	Portfolio Turnover
			2009, the		Risk
capitalization of the
largest company
included in the
Russell 2500™ Index
was $4.24 billion.
		·	Generally invests in
companies that have
higher earnings and/or
revenue growth
histories or
expectations.

Fund Name	Investment Objective		Principal Investment Strategies		Principal Risk Factors
MGI US Small/Mid Cap	Long-term total return,	·	Invests principally in	·	Value Stock Risk
Value Equity Fund	comprised primarily of		equity securities
	capital appreciation		issued by small-to-	·	Small and Medium
			medium capitalization		Capitalization
			U.S. companies;		Company Risk
“small-to-medium
			capitalization U.S.	·	Management
			companies” are		Techniques Risk
companies with
			market capitalizations	·	Market Risk
between $25 million
			and the largest	·	Non-Diversification
			company represented		Risk
in the Russell 2500™
			Index. As of June 30,	·	Portfolio Turnover
			2009, the		Risk
capitalization of the
largest company
included in the
Russell 2500™ Index
was $4.24 billion.
		·	Generally invests in stocks
that appear to be undervalued
based on the stocks’
intrinsic value relative
to their current market prices.

Fund Name	Investment Objective		Principal Investment Strategies		Principal Risk Factors
MGI Non-US Core Equity	Long-term total return,	·	Invests principally in	·	Foreign Investments
Fund	which includes capital		equity securities		Risk
	appreciation and income		issued by non-U.S.
			companies of any	·	Currency Exchange
			size, located in the		Rate Risk
world’s developed
			and emerging capital	·	Emerging Markets
			markets.		Investments Risk

				·	Political and
Economic Risk

				·	Small and Medium
Capitalization Stock
Risk

				·	Management
Techniques Risk

				·	Market Risk

				·	Non-Diversification
Risk

MGI Core Opportunistic	Total return, consisting of	·	Invests principally in	·	Credit Risk
Fixed Income Fund	both current income and		investment grade
	capital appreciation		fixed income	·	Interest Rate Risk
securities, including
			government securities	·	Foreign Investments
			and corporate bonds.		Risk
		·	May invest in non-
			investment grade	·	Emerging Markets
			bonds, non-U.S.		Investments Risk
dollar denominated
			bonds, and bonds	·	High Yield Securities
			issued by issuers		Risk
located in emerging
			capital markets.	·	Derivatives Risk

		·	Managed to maintain	·	U.S. Government
			a duration within 20%		Securities Risk
of the duration of the
			Barclays Capital	·	Management
			(formerly, Lehman		Techniques
			Brothers) U.S.		Risk
Aggregate Bond
			Index (as of June 30,	·	Market Risk
2009, the duration of
			the Index was	·	Non-Diversification
			approximately 4.30		Risk
years).

Fund Name	Investment Objective	Principal Investment Strategies			Principal Risk Factors
MGI US Short Maturity	Safety of principal and a	·	Invests principally in	·	Credit Risk
Fixed Income Fund	moderate level of income		investment grade
			fixed income	·	Interest Rate Risk
securities of U.S.
			issuers, including	·	U.S. Government
			government securities		Securities Risk
and corporate bonds.
				·	Management
		·	Maintains an average		Techniques Risk
dollar-weighted
			portfolio maturity of	·	Market Risk
one to three years.
				·	Non-Diversification
Risk

Principal Risks

The principal risks that could adversely affect the value of a Fund’s shares and the total return on your investment (as indicated above) include:

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Credit Risk

Issuers of debt securities may be unable to make the required payments of interest and/or principal at the time that such payments are due. In addition, changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also can adversely affect the values of the securities. Issuers of investment grade securities may still default on their obligations.

Currency Exchange Rate Risk

Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Derivatives Risk

The Funds may engage in a variety of transactions involving derivatives, such as futures, options, warrants, and swap contracts. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the


use of derivatives within the Funds will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. For further information about the risks of derivatives, see the SAI.

Emerging Markets Investments Risk

Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments.

Foreign Investments Risk

Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Funds and affect their respective share prices. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Many foreign governments may supervise and regulate their financial markets less stringently than the United States does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable.

Growth Stock Risk	Companies with strong growth potential (both domestic
and foreign) tend to have higher than average price-to-
earnings ratios, meaning that these stocks are more
expensive than average relative to the companies’ earnings.
The market prices of equity securities of growth companies
are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments
and may present a greater degree of risk of loss.

High Yield Securities Risk	Securities rated below investment grade, sometimes called
“junk bonds,” generally have more credit risk than higher-
rated securities, are more likely to encounter financial
difficulties, and are more vulnerable to changes in the
economy. Companies issuing high yield, fixed income
securities are not as strong financially as those companies
issuing securities with higher credit ratings. Market
situations such as a sustained period of rising interest rates could affect their ability to make interest and principal
payments. If an issuer stops making interest and/or
principal payments, payments on the securities may never
resume. These securities may be worthless and a Fund
could lose its entire investment. The prices of high yield,
fixed income securities fluctuate more than higher-quality
securities, and are especially sensitive to developments
affecting the company’s business and to changes in the
ratings assigned by rating agencies. High yield securities
generally are less liquid than higher-quality securities.
Many of these securities do not trade frequently, and when
they do trade, their prices may be significantly higher or
lower than expected.

Interest Rate Risk	Changes in interest rates may adversely affect the values of the securities held in each Fund’s portfolio. In general, the prices of debt securities fall when interest rates increase, and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive the debt security is to price shifts as a result of interest rate changes.

Management Techniques Risk	The investment strategies, techniques, and risk analyses
employed by the subadvisors, while designed to enhance
potential returns, may not produce the desired results. The
subadvisors may be incorrect in their assessments of the
values of securities or their assessments of market or
interest rate trends, which can result in losses to the Funds.

Market Risk	The risk that movements in financial markets will adversely
affect the price of the Fund’s investments, regardless of

how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, the risk that the price of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, industry, country, or geographic region.

Non-Diversification Risk

Each Fund is non-diversified. As a result, each Fund is subject to the risk that the Fund will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers. Because of this, the gains and losses on a single security may have a greater impact on a Fund’s net asset value.

Political and Economic Risk

The political, legal, economic, and social structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts and currency devaluations.

Portfolio Turnover Risk	High portfolio turnover may result in higher costs for brokerage commissions and transaction costs (which could reduce investment returns), and capital gains.

Small and Medium Capitalization Stock Risk

The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, market, and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

U.S. Government Securities Risk

U.S. government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration or Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Value Stock Risk

Value stocks represent companies that tend to have lower average price to earnings ratios and are therefore cheaper than average relative to the companies’ earnings. These companies may have relatively weak balance sheets and, during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by the subadvisor, if other investors fail to recognize the stock’s value or the catalyst that the subadvisor believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the subadvisor anticipates. Also, cyclical stocks tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns.

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Finally, you may lose money by investing in a Fund. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each Fund is not intended to serve as a complete investment program.

Performance of the Funds

Risk/Return Bar Charts and Tables

The following bar charts and tables reflect performance information for the Class Y-3 shares of each Fund as of December 31, 2008.

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Class Y-1 shares and Class Y-2 shares of the Funds had not commenced operations as of the date of this prospectus, and performance information is not yet available for those shares. Performance information for the Class Y-3 shares of each Fund is shown to provide investors with performance information about the Fund. The returns of the Class Y-1 shares and Class Y-2 shares would have been substantially similar; however, the Class Y-1 shares are subject to a 12b-1 fee, while the Class Y-3 shares are not; and the Class Y-1 shares and Class Y-2 shares are subject to an internal administrative fee, while the Class Y-3 shares are not. Had the Class Y-1 shares and Class Y-2 shares of the Funds been operational during the periods shown, the dividend distributions (if any) and investment performance of the Class Y-1 shares and Class Y-2 shares would have been lower.

The performance information shown gives some indication of the risks of an investment in a Fund by comparing the Fund’s performance with a broad measure of market performance. Each Fund’s bar chart illustrates the Fund’s calendar year returns. Each Fund’s table compares the Fund’s average annual returns with a broad measure of market performance. The information shown assumes reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

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MGI US Large Cap Growth Equity Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

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The Fund’s calendar year-to-date return as of June 30, 2009 was 12.34%.

The Fund’s highest return for a quarter during the periods shown above was 6.74%, for the quarter ended September 30, 2007.

The Fund’s lowest return for a quarter during the periods shown above was -23.66%, for the quarter ended December 31, 2008.

Average Annual Total Returns
For the Periods Ended December 31, 2008
		Since
	1 Year	Inception(1)
MGI US Large Cap Growth Equity Fund – Class Y-3 Shares
Return Before Taxes	-39.72%	-8.73%
Return After Taxes on Distributions(2)(3)	-39.75%	-9.01%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	-25.78%	-7.28%
Russell 1000® Growth Index(5)	-38.44%	-7.47%

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(1)	The inception date of the Fund is August 15, 2005.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.
(4)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

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(5)	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and cannot be invested in directly. The index does not reflect any deduction for fees, expenses, or taxes.
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MGI US Large Cap Value Equity Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

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The Fund’s calendar year-to-date return as of June 30, 2009 was -1.82%.

The Fund’s highest return for a quarter during the periods shown above was 8.00%, for the quarter ended September 30, 2006.

The Fund’s lowest return for a quarter during the periods shown above was -22.05%, for the quarter ended December 31, 2008.

Average Annual Total Returns
For the Periods Ended December 31, 2008
		Since
	1 Year	Inception(1)
MGI US Large Cap Value Equity Fund – Class Y-3 Shares
Return Before Taxes	-40.41%	-10.27%
Return After Taxes on Distributions(2)(3)	-40.67%	-10.91%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	-25.97%	-8.41%
Russell 1000® Value Index(5)	-36.85%	-6.87%

(1)	The inception date of the Fund is August 15, 2005.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.
(4)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return
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results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
(5)	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and cannot be invested in directly. The index does not reflect any deduction for fees, expenses, or taxes.
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MGI US Small/Mid Cap Growth Equity Fund

Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

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The Fund’s calendar year-to-date return as of June 30, 2009 was 15.24%.

The Fund’s highest return for a quarter during the periods shown above was 11.85%, for the quarter ended March 31, 2006.

The Fund’s lowest return for a quarter during the periods shown above was -26.99%, for the quarter ended December 31, 2008.

Average Annual Total Returns
For the Periods Ended December 31, 2008
		Since
	1 Year	Inception(1)
MGI US Small/Mid Cap Growth Equity Fund – Class Y-3
Shares
Return Before Taxes	-44.59%	-8.87%
Return After Taxes on Distributions(2)(3)	-44.68%	-9.84%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	-28.87%	-7.51%
Russell 2500™ Growth Index(5)	-41.50%	-8.26%

(1)	The inception date of the Fund is August 15, 2005.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.
(4)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return

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results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
(5)	The Russell 2500™ Growth Index measures the performance of those Russell 2500™ companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and cannot be invested in directly. The index does not reflect any deduction for fees, expenses, or taxes.
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MGI US Small/Mid Cap Value Equity Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

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The Fund’s calendar year-to-date return as of June 30, 2009 was 5.04%.

The Fund’s highest return for a quarter during the periods shown above was 9.42%, for the quarter ended March 31, 2006.

The Fund’s lowest return for a quarter during the periods shown above was -28.05%, for the quarter ended December 31, 2008.

Average Annual Total Returns
For the Periods Ended December 31, 2008
		Since
	1 Year	Inception(1)
MGI US Small/Mid Cap Value Equity Fund – Class Y-3 Shares
Return Before Taxes	-38.49%	-11.37%
Return After Taxes on Distributions(2)(3)	-38.60%	-12.07%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	-24.88%	-9.52%
Russell 2500™ Value Index(5)	-31.99%	-7.60%

(1)	The inception date of the Fund is August 15, 2005.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.
(4)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return

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results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
(5)	The Russell 2500™ Value Index measures the performance of those Russell 2500™ companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and cannot be invested in directly. The index does not reflect any deduction for fees, expenses, or taxes.
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MGI Non-US Core Equity Fund
Total Return of Class Y-3 Shares

(2007 is Class Y-3's first full calendar year of operation)

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The Fund’s calendar year-to-date return as of June 30, 2009 was 9.24%.

The Fund’s highest return for a quarter during the periods shown above was 8.58%, for the quarter ended June 30, 2007.

The Fund’s lowest return for a quarter during the periods shown above was -23.60%, for the quarter ended December 31, 2008.

Average Annual Total Returns
For the Periods Ended December 31, 2008
		Since
	1 Year	Inception(1)
MGI Non-US Core Equity Fund – Class Y-3 Shares
Return Before Taxes	-47.27%	-16.37%
Return After Taxes on Distributions(2)(3)	-47.49%	-17.03%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	-30.43%	-13.59%
MSCI EAFE® Index (5)	-43.38%	-14.17%

(1)	The inception date of the Fund is August 18, 2006.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.
(4)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

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(5)	The MSCI EAFE® Index measures the performance of equity securities in developed markets outside of North America, including Europe, Australasia, and the Far East. The index is unmanaged and cannot be invested in directly. The index does not reflect any deduction for fees, expenses, or taxes.

MGI Core Opportunistic Fixed Income Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

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The Fund’s calendar year-to-date return as of June 30, 2009 was 5.02%.

The Fund’s highest return for a quarter during the periods shown above was 3.75%, for the quarter ended September 30, 2006.

The Fund’s lowest return for a quarter during the periods shown above was -3.85%, for the quarter ended September 30, 2008.

Average Annual Total Returns
For the Periods Ended December 31, 2008
		Since
	1 Year	Inception(1)
MGI Core Opportunistic Fixed Income Fund – Class Y-3
Shares
Return Before Taxes	-3.94%	1.72%
Return After Taxes on Distributions(2)(3)	-6.69%	0.06%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	-2.47%	0.53%
Barclays Capital U.S. Aggregate Bond Index(5)	5.24%	5.06%

(1)	The inception date of the Fund is August 15, 2005.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.
(4)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return

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results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
(5)	The Barclays Capital (formerly, Lehman Brothers) U.S. Aggregate Bond Index is an index that measures the performance of securities from the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Barclays Capital U.S. Aggregate Bond Index is a broad representation of the investment-grade fixed-income market in the United States and includes U.S. government and corporate debt securities, mortgage- and asset-backed securities, and international U.S. dollar-denominated bonds. All securities contained in the Barclays Capital U.S. Aggregate Bond Index have a minimum term to maturity of one year. The index is unmanaged and cannot be invested in directly. The index does not reflect any deduction for fees, expenses, or taxes.
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MGI US Short Maturity Fixed Income Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

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The Fund’s calendar year-to-date return as of June 30, 2009 was 5.75%.

The Fund’s highest return for a quarter during the periods shown above was 2.09%, for the quarter ended September 30, 2006.

The Fund’s lowest return for a quarter during the periods shown above was -6.28%, for the quarter ended December 31, 2008.

Average Annual Total Returns
For the Periods Ended December 31, 2008
		Since
	1 Year	Inception(1)
MGI US Short Maturity Fixed Income Fund – Class Y-3
Shares
Return Before Taxes	-8.43%	0.58%
Return After Taxes on Distributions(2)(3)	-10.81%	-1.25%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	-5.48%	-0.53%
Barclays Capital Government/Credit 1-3 Year Bond Index(5)	4.97%	5.03%

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(1)	The inception date of the Fund is August 22, 2005.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.
(4)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return

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results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
(5)	The Barclays Capital (formerly, Lehman Brothers) Government/Credit 1-3 Year Bond Index is an index which measures the performance of U.S. corporate and government bonds with maturities of between 1 and 3 years. The index is unmanaged and cannot be invested in directly. The index does not reflect any deduction for fees, expenses, or taxes.
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Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class Y Shares of the Funds.

Shareholder Fees (fees paid directly from your investment)1

	Class Y-1	Class Y-2	Class Y-3

Redemption Fee on shares owned less than 30 days (as
a % of total redemption proceeds)2....................................	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

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					Total
		Distribution		Acquired	Annual
		and/or		Fund Fees	Fund	Management Fee
	Management	Service	Other	and	Operating	Waiver/Expense	Net
	Fees[3]	(12b-1) Fees	Expenses[4]	Expenses	Expenses	Reimbursements	Expenses[5]

MGI US Large Cap
Growth Equity Fund
Class Y-1	0.55%	0.25%	0.30%	None	1.10%	0.08%	1.02%
Class Y-2	0.55%	None	0.25%	None	0.80%	0.08%	0.72%
Class Y-3	0.55%	None	0.10%	None	0.65%	0.08%	0.57%
MGI US Large Cap
Value Equity Fund
Class Y-1	0.53%	0.25%	0.31%	None	1.09%	0.09%	1.00%
Class Y-2	0.53%	None	0.26%	None	0.79%	0.09%	0.70%
Class Y-3	0.53%	None	0.11%	None	0.64%	0.09%	0.55%
MGI US Small/Mid
Cap Growth Equity
Fund
Class Y-1	0.90%	0.25%	0.37%	None	1.52%	0.15%	1.37%
Class Y-2	0.90%	None	0.32%	None	1.22%	0.15%	1.07%
Class Y-3	0.90%	None	0.17%	None	1.07%	0.15%	0.92%
MGI US Small/Mid
Cap Value Equity
Fund
Class Y-1	0.90%	0.25%	0.38%	0.01%	1.54%	0.17%	1.37%
Class Y-2	0.90%	None	0.33%	0.01%	1.24%	0.17%	1.07%
Class Y-3	0.90%	None	0.18%	0.01%	1.09%	0.17%	0.92%
MGI Non-US Core
Equity Fund
Class Y-1	0.75%	0.25%	0.40%	None	1.40%	0.13%	1.27%
Class Y-2	0.75%	None	0.35%	None	1.10%	0.13%	0.97%
Class Y-3	0.75%	None	0.20%	None	0.95%	0.13%	0.82%
MGI Core
Opportunistic Fixed
Income Fund
Class Y-1	0.35%	0.25%	0.32%	None	0.92%	0.10%	0.82%
Class Y-2	0.35%	None	0.27%	None	0.62%	0.10%	0.52%
Class Y-3	0.35%	None	0.12%	None	0.47%	0.10%	0.37%
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					Total
		Distribution		Acquired	Annual
		and/or		Fund Fees	Fund	Management Fee
	Management	Service	Other	and	Operating	Waiver/Expense	Net
	Fees[3]	(12b-1) Fees	Expenses[4]	Expenses	Expenses	Reimbursements	Expenses[5]

MGI US Short
Maturity Fixed
Income Fund
Class Y-1	0.25%	0.25%	0.44%	None	0.94%	0.17%	0.77%
Class Y-2	0.25%	None	0.39%	None	0.64%	0.17%	0.47%
Class Y-3	0.25%	None	0.24%	None	0.49%	0.17%	0.32%
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1	Securities dealers, financial intermediaries, or other financial institutions, including an affiliate of the Advisor, may charge a fee to process a redemption of shares.
2	A 2.00% redemption fee payable to the applicable Fund may apply to any shares that are redeemed within 30 days of purchase. Please see “Frequent Trading of Fund Shares” for further information.
3	For each Fund, other than the MGI US Small/Mid Cap Growth Equity Fund and MGI US Small/Mid Cap Value Equity Fund, the Fund’s Investment Management Agreement includes a breakpoint where the Fund’s investment management fee is reduced by 2 basis points to the extent the Fund’s assets exceed $750 million.
4	The “Other Expenses” item includes custodial, legal, audit, transfer agent, and sub-transfer agent payments, and trustees’ fees and expenses. In the case of Class Y-1 and Class Y-2 shares, it also includes an internal administrative fee of 0.10% and 0.05% paid by the Funds to the Advisor, respectively.
5	The Trust, with respect to each Fund, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement (the “expense reimbursement agreement”) pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that each Fund’s expenses (not including brokerage fees and expenses, interest, and extraordinary expenses) otherwise would exceed the “Net Expenses” rates shown in the table above for the Class Y-1, Class Y-2, and Class Y-3 shares, as applicable, of the Fund. Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. The expense reimbursement agreement will remain in effect through March 31, 2010, and will continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.
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Examples

The examples below are intended to help you compare the costs of investing in the Class Y Shares of the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Class Y-1, Class Y-2, or Class Y-3 shares of the Funds for the time periods shown, that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested and that the Funds’ operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

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	1 year	3 years	5 years	10 years
MGI US Large Cap Growth Equity Fund
Class Y-1	$104	$342	$598	$1,333
Class Y-2	$ 74	$247	$436	$ 982
Class Y-3	$ 58	$200	$354	$ 803
MGI US Large Cap Value Equity Fund
Class Y-1	$102	$338	$592	$1,321
Class Y-2	$ 72	$243	$430	$ 970
Class Y-3	$ 56	$196	$348	$ 790
MGI US Small/Mid Cap Growth Equity Fund
Class Y-1	$139	$466	$815	$1,800
Class Y-2	$109	$372	$656	$1,464
Class Y-3	$ 94	$325	$576	$1,292
MGI US Small/Mid Cap Value Equity Fund
Class Y-1	$139	$470	$823	$1,820
Class Y-2	$109	$377	$665	$1,485
Class Y-3	$ 94	$330	$584	$1,313
MGI Non-US Core Equity Fund
Class Y-1	$129	$430	$753	$1,668
Class Y-2	$ 99	$337	$594	$1,329
Class Y-3	$ 84	$290	$513	$1,155
MGI Core Opportunistic Fixed Income Fund
Class Y-1	$ 84	$283	$500	$$1,122
Class Y-2	$ 53	$188	$336	$ 765
Class Y-3	$ 38	$141	$253	$ 582
MGI US Short Maturity Fixed Income Fund
Class Y-1	$ 79	$283	$504	$1,139
Class Y-2	$ 48	$188	$340	$ 782
Class Y-3	$ 33	$140	$257	$ 600
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If you are investing in Class Y-1 or Class Y-2 shares through a financial advisor or a retirement plan account, you may be subject to additional fees and expenses, such as plan administration fees. Please refer to the program materials of that financial advisor or retirement plan account for any special provisions, additional service features, or fees and expenses that may apply to your investment in a Fund.

Principal Investment Strategies and Related Risks

Domestic Equity Funds

MGI US Large Cap Growth Equity Fund

Fund Facts
Investment Objective	Long-term total return, which includes capital appreciation and income
Investment Category Investment Focus Benchmark	Domestic Equity Fund Common stocks of large U.S. and multinational companies Russell 1000® Growth Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

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The Fund invests primarily in common stocks of large U.S. and multinational companies that a subadvisor believes possess superior potential for long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of large capitalization U.S. companies.  For purposes of this investment policy, the Fund considers “large capitalization U.S. companies” to be U.S. companies, at the time of investment, whose market capitalizations exceed the market capitalization of the smallest company within the Russell 1000® Growth Index, as measured at the end of the preceding month. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) Generally, the companies in which the Fund invests have higher earnings and/or revenue growth histories or expectations relative to the Russell 1000® Index. (The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index, as of the end of May of each year, or as determined by Russell.) While the investment objective of the Fund is to provide long-term total return, income may be generated from dividends paid by the common stocks in the Fund’s portfolio.

As discussed above, the Fund invests primarily in companies, at the time of investment, whose market capitalizations exceed the market capitalization of the smallest company within the Russell 1000® Growth Index, as measured at the end of the preceding month. The subadvisors also may invest a portion of the Fund’s assets in companies with market capitalizations that are below this level. Further, if movement in the market price causes a particular stock’s market capitalization to fall below this level, the Fund is not required to dispose of the stock.

The Fund’s benchmark, the Russell 1000® Growth Index, measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

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The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

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INTECH Investment Management LLC (“INTECH”), located at 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, serves as a subadvisor to the Fund. INTECH has managed institutional portfolios since 1987, and is a subsidiary of Janus Capital Management LLC. A team of portfolio managers is primarily responsible for the day-to-day management of INTECH’s allocated portion of the Fund’s portfolio. The team consists of Dr. Robert Fernholz, Dr. Adrian Banner and Joseph W. Runnels. Dr. Banner and Mr. Runnels jointly handle the day-to-day management function, under the oversight of Dr. Fernholz. Dr. Fernholz, Director, Executive Vice President, and Chief Investment Officer of INTECH, founded INTECH in 1987 and has served in his current role since 1991. Dr. Banner, previously Senior Investment Officer of INTECH, is Co-Chief Investment Officer of INTECH (since 2009) and has been with the firm since 2002. Mr. Runnels, Vice President, Portfolio Management of INTECH (since 2003), joined the firm in 1998. Mr. Runnels previously served as Director of Trading and Operations from 1999 to 2003. The portfolio management team has managed INTECH’s allocated portion of the Fund’s assets since the Fund’s inception. The Trust’s Statement of Additional Information (the “SAI”) furnishes additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

INTECH manages its allocated portion of the Fund’s portfolio using a mathematical portfolio management process. INTECH developed the formulas underlying this mathematical investment process. The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using a fundamental research or market/economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of the portfolio’s benchmark over the long term, while controlling the risk relative to the benchmark. INTECH monitors the total risk and volatility of a portfolio’s holdings with respect to its benchmark index.

The mathematical investment process involves selecting stocks primarily from stocks within its allocated portion’s benchmark index, the S&P 500/Citigroup Growth Index. Using its mathematical principles, INTECH will periodically determine a target weighting of these stocks and rebalance to the target weighting. The rebalancing techniques used by INTECH may result in a higher portfolio turnover compared to a “buy and hold” fund strategy. INTECH seeks to outperform the portfolio’s benchmark index through its mathematical investment process. INTECH seeks to identify stocks for the portfolio in a manner that does not increase the overall portfolio volatility above that of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.

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Sands Capital Management, LLC (“Sands Capital”), located at 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209, serves as a subadvisor to the Fund. Sands Capital was founded in 1992. Sands Capital is independently owned. A team of two portfolio managers is

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responsible for the day-to-day management of Sands Capital’s allocated portion of the Fund’s portfolio. The team consists of Frank M. Sands, Jr., CFA and David E. Levanson, CFA. Mr. Sands, Jr. became the Chief Executive Officer and Chief Investment Officer of Sands Capital effective September 2008 and is responsible for the ultimate investment decisions for Sands Capital’s allocated portion of the Fund’s portfolio. He joined Sands Capital in 2000. Mr. Levanson, Senior Portfolio Manager and Director of U.S. Mutual Funds, rejoined the firm in 2002. Prior to rejoining the firm, Mr. Levanson was a research analyst for MFS Investment Management. Mr. Levanson is responsible for the day-to-day management of Sands Capital’s allocated portion of the Fund’s portfolio and the investment of daily cash flows. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

Sands Capital manages its allocated portion of the Fund’s portfolio using a bottom-up, fundamental approach to select securities. Sands Capital seeks to build a concentrated portfolio of leading companies, diversified across a number of business lines. Sands Capital has a long-term investment orientation.

Sands Capital seeks companies with sustainable above average potential for growth in revenue and earnings, and with capital appreciation potential. In addition, Sands Capital looks for companies that have a leadership position or proprietary niche in a promising business space, that demonstrate a clear mission and value-added focus, that exhibit financial strength, and that are reasonably valued in relation to the market and business prospects. Sands Capital generally considers selling a security when prospects for future growth do not look promising. The portion of the Fund’s portfolio managed by Sands Capital is typically characterized by low portfolio turnover and relatively high concentration in individual companies.

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Winslow Capital Management, Inc. (“Winslow”), located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as a subadvisor to the Fund. Winslow is a subsidiary of Nuveen Investments, Inc. Messrs. Clark J. Winslow, Justin H. Kelly, and R. Bart Wear are jointly and primarily responsible for the day-to-day management of Winslow’s allocated portion of the Fund’s portfolio. Mr. Winslow has served as the Chief Executive Officer and a portfolio manager of Winslow since 1992. Mr. Winslow has 43 years of investment experience and has managed investment portfolios since 1975. Mr. Kelly is a Senior Managing Director and a portfolio manager of Winslow and has been with the firm since 1999. He also is a Chartered Financial Analyst (“CFA”). Mr. Wear is a Senior Managing Director and a portfolio manager of Winslow and has been with the firm since 1997. He also is a CFA. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

In managing its allocated portion of the Fund’s portfolio, Winslow seeks to invest in companies with above-average earnings growth to provide the best opportunity for achieving superior portfolio returns over the long-term. Valuation relative to Winslow’s estimated earnings growth rate is also important in selecting a stock. In managing its allocated portion of the Fund’s portfolio, Winslow invests in companies it believes can deliver future annual earnings growth of at least 12%, with a rising return on invested capital. Winslow invests in companies that exhibit three types of earnings growth: long-term sustainable earnings growth, cyclical growth in the right part of the business cycle, and newer industries with rapid growth.

The high-quality growth companies that Winslow selects exhibit many of the following characteristics:

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  markets with growth opportunities
  leading or increasing market share
  identifiable and sustainable competitive advantages
  management teams that can perpetuate the companies’ competitive advantages high, and preferably rising, return on invested capital.
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In order to identify investment candidates, Winslow begins by using a quantitative screen of the approximately 700 companies in the Russell 1000® Index with market capitalizations exceeding $4 billion, complemented with a limited number of companies that either are not in the Index and/or are below the $4 billion market capitalization threshold. Winslow screens for factors such as revenue and earnings growth, return on invested capital, earnings consistency, earnings revisions, low financial leverage, and high free cash flow rates relative to net income. This process further reduces the list to approximately 300 companies. Winslow then conducts a detailed assessment of each company, seeking to identify companies with the above characteristics and further reduces the list to approximately 100 companies that Winslow actively analyzes.

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Winslow’s allocated portion of the Fund’s portfolio typically will be invested in 50 to 60 different stocks, selected by team decision-making. In selecting those stocks, Winslow is attentive to four factors in portfolio construction: sector weightings, variations in earnings growth rates, market capitalizations, and price/earnings ratios. Winslow also employs a sell discipline where Winslow will sell some or all of its position in a stock when, in Winslow’s view, the stock becomes fully valued, or the position exceeds 5% of Winslow’s allocated portion of the Fund’s portfolio. Winslow also will sell some or all of its position in a particular stock when Winslow believes that the fundamental business prospects of the stock are diverging negatively from Winslow’s basis for investment.

MGI US Large Cap Value Equity Fund

Fund Facts
Investment Objective	Long-term total return, which includes capital appreciation and income
Investment Category Investment Focus	Domestic Equity Fund Common stocks of large U.S. and multinational companies

Benchmark            Russell 1000® Value Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

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The Fund invests primarily in common stocks of large U.S. and multinational companies that a subadvisor believes possess the potential for long-term capital appreciation and, in the judgment of the subadvisor, appear to be undervalued based on the stocks’ intrinsic values relative to their current market prices. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of large capitalization U.S. companies. For purposes of this investment policy, the Fund considers “large capitalization U.S. companies” to be U.S. companies, at the time of investment, whose market capitalizations exceed the market capitalization of the smallest company within the Russell 1000® Value Index, as measured at the end of the preceding month. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) While the investment objective of the Fund is to provide long-term total return, income may be generated from dividends paid by the common stocks in the Fund’s portfolio.

As discussed above, the Fund invests primarily in companies, at the time of investment, whose market capitalizations exceed the market capitalization of the smallest company within the Russell 1000® Value Index, as measured at the end of the preceding month. The subadvisors also may invest a portion of the Fund’s assets in companies with market capitalizations that are below this level. Further, if movement in the market price causes a particular stock’s market capitalization to fall below this level, the Fund is not required to dispose of the stock.

The Fund’s benchmark, the Russell 1000® Value Index, measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

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The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

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Eaton Vance Management (“Eaton Vance”), located at Two International Place, Boston, Massachusetts 02110, serves as a subadvisor to the Fund. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a Maryland corporation and publicly-held holding company. Mr. Michael R. Mach, CFA, is primarily responsible for the day-to-day management of Eaton Vance’s allocated portion of the Fund’s portfolio. Mr. Mach is a Vice President of Eaton Vance and the lead portfolio manager for Eaton Vance’s Large-Cap Value Equity strategy. Mr. Mach has been a portfolio manager with Eaton Vance since 1999. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

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In managing its allocated portion of the Fund’s portfolio, Eaton Vance primarily invests in common stocks of large capitalization companies that the subadvisor believes are inexpensive or undervalued relative to the overall stock market. Investment decisions are made primarily on the basis of fundamental research conducted by Eaton Vance’s research staff. When evaluating a company, Eaton Vance considers a number of factors, including the quality of the company’s business franchises, the company’s financial strength, the capability and integrity of the company’s management, the company’s growth potential, the company’s valuation and earnings, and the company’s cash flows. Many of these considerations are subjective. Eaton Vance also may consider a company’s dividend prospects and estimates of the company’s net value when selecting securities for the subadvisor’s allocated portion of the Fund’s portfolio.

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Eaton Vance seeks to manage investment risk within its allocated portion of the Fund’s portfolio by maintaining a broad mix of issuers and industries within the portfolio. Typically, Eaton Vance will invest its allocated portion of the Fund’s portfolio in a number of different sectors and industries, with no single industry comprising more than 25% of the total assets of Eaton Vance’s allocated portion of the Fund’s portfolio. Eaton Vance may sell a security when the subadvisor’s price objective for the security is reached, the fundamentals of the company deteriorate, the security’s price falls below its acquisition cost, or the subadvisor elects to pursue more attractive investment options.

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Robeco Investment Management, Inc. (“RIM”), located at 909 Third Avenue, New York, New York 10022, serves as a subadvisor to the Fund. RIM is a wholly-owned subsidiary of Robeco Groep N.V., a Dutch investment manager that is a wholly-owned subsidiary of Rabobank N.V., a Dutch bank. Mark Donovan, CFA, and David Pyle, CFA, are primarily responsible for the day-to-day management of RIM’s allocated portion of the Fund’s portfolio. Mr. Donovan is a Co-Chief Executive Officer (since July 2008), head of the large cap equity team, and a senior portfolio manager of RIM since 1995. Mr. Pyle is a Managing Director and has been a portfolio manager for the large cap equity team of RIM since 2004.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, RIM seeks to invest in stocks that it considers to have attractive value characteristics with strong fundamentals, such as a high return on invested capital, and with positive business momentum, such as improving trends and rising earnings and/or a catalyst for improved business outlook. RIM uses both quantitative and qualitative factors in making its stock selections. RIM’s goal is to outperform the Fund’s benchmark index in falling markets and to keep pace in rising markets while protecting capital.

RIM begins with a quantitative analysis that provides a statistical ranking of the investment universe based on valuation, momentum, and fundamental factors. The research team then applies fundamental analysis to those securities that includes validation of the quantitative analysis and fundamental research, including an in-depth review of the issuer’s financials, resulting in a price target and a recommendation. The portfolio management team then constructs the portfolio using such recommendations and risk control parameters, such as diversification among industries and sectors. RIM also establishes a sell discipline for each security in the portfolio based on a target price. RIM also will sell a security if business fundamentals weaken or there is a reversal of an intended catalyst.

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Numeric Investors LLC (“Numeric”), located at 470 Atlantic Avenue, 6th Floor, Boston, Massachusetts 02210, serves as a subadvisor to the Fund. Numeric is wholly-owned by Numeric Midco LLC, which is wholly-owned by Numeric Holdings LLC, both Delaware limited liability companies. Numeric Holdings LLC is owned by certain senior employees and a private equity partner, TA Associates. TA Associates has warrants, which, if exercised, would result in TA Associates’ ownership of approximately 50% of the holding company that owns Numeric.

Co-Portfolio Managers Arup Datta, CFA and Joseph J. Schirripa, CFA are jointly and primarily responsible for the day-to-day management of Numeric’s allocated portion of the Fund’s portfolio. Mr. Datta, Co-Portfolio Manager, joined Numeric in 1993, and as head of Numeric’s U.S. Core Equity Strategies Group, oversees Numeric’s U.S. long-only and 130/30 strategies. Mr. Schirripa, Co-Portfolio Manager, joined Numeric in 2003, and has portfolio management and quantitative research responsibility for Numeric’s large cap strategies. Prior to joining Numeric, Mr. Schirripa was a portfolio manager and analyst at Standish Mellon. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

Numeric’s investment philosophy is based upon the belief that, in the aggregate, markets are efficient and that real economic performance drives returns. However, over certain periods, markets are inefficient for various reasons. Stock prices fluctuate more than the underlying information set, not incorporating all new information perfectly, and companies manipulate reported earnings to please the market.

Numeric’s process is totally bottom-up, stock-by-stock, with no macro factors included. These primary concepts, utilizing disciplined risk-controlled quantitative techniques, have been applied by Numeric since the firm’s founding. In managing its allocated portion of the Fund’s portfolio, Numeric selects securities utilizing proprietary models based on two primary criteria: Valuation and Information Flow. Numeric’s Valuation analysis seeks to identify companies that are mispriced relative to their projected earnings, cash flow, long-term growth prospects, and quality. Numeric believes that by comparing a stock’s long-term growth prospects, quality, and risk levels to other stocks within the same sector, it is possible to identify companies that are over- or under-valued in the market. In conducting its analysis of Information Flow, Numeric assesses information that is available from a company’s financial statements, corporate managers, and the institutional investment community. Numeric focuses on the actions of various market participants (i.e., analysts, corporate management, and institutional investors) to gain insights that will enhance Numeric’s ability to anticipate earnings announcements. As an additional component of its Information Flow analysis, Numeric aims to differentiate between companies that employ aggressive accounting practices versus companies that use more conservative accounting practices. Numeric believes that companies that use aggressive accounting practices may be more prone to unanticipated future earnings and revenue announcements, whereas companies utilizing more conservative accounting practices are more likely to exhibit more predictable earnings.

The final step in Numeric’s securities selection process involves validation by the portfolio managers of the fundamental financial inputs to the investment models, such as earnings and growth rates, as well as a qualitative evaluation of each of the stocks selected. Numeric’s qualitative evaluation is based on its review of analyst reports and conversations with analysts. This process is designed to ensure that the stocks selected in Numeric’s allocated portion of the Fund’s portfolio have the appropriate characteristics sought by Numeric.

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MGI US Small/Mid Cap Growth Equity Fund

Fund Facts
Investment Objective	Long-term total return, which includes capital appreciation and income
Investment Category Investment Focus Benchmark	Domestic Equity Fund Common stocks of small and medium-sized U.S. companies Russell 2500TM Growth Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation.

Principal Investment Strategies of the Fund

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The Fund invests primarily in small and medium-sized U.S. companies that a subadvisor believes possess superior potential for long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment

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purposes, if any) in the equity securities of small-to-medium capitalization U.S. companies. For purposes of this investment policy, the Fund considers “small-to-medium capitalization U.S. companies” to be U.S. companies with market capitalizations between $25 million and the largest company represented in the Russell 2500™ Index, which, as of June 30, 2009, was $4.24 billion. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) Generally, the companies in which the Fund invests have higher earnings and/or revenue growth histories or expectations relative to the Russell 2500™ Index.

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The Fund invests in companies within the capitalization range described above. However, the subadvisors may invest a portion of the Fund’s assets in companies outside this range. Further, if movement in the market price causes a stock to change from one capitalization range to another, the Fund is not required to dispose of the stock.

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The Fund’s benchmark, the Russell 2500™ Growth Index, measures the performance of those Russell 2500™ companies with higher price-to-book ratios and higher forecasted growth values.

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The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

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Westfield Capital Management Company, L.P. (“Westfield”), located at One Financial Center, 24th Floor, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. Westfield is a registered investment advisor that was founded in 1989. Westfield is a partnership jointly owned by members of its management team and by Boston Private Financial Holdings, Inc., a publicly traded company.

Investment decisions for all product portfolios managed by Westfield are made by consensus of the Westfield Investment Committee, which consists of Westfield’s securities analysts and five primary portfolio management team members listed. Each member of the Westfield Investment Committee has input into the investment process and overall product portfolio construction. Investment decisions are made within the parameters established by a portfolio’s investment objective(s), policies, and restrictions. The following Westfield employees are jointly and primarily responsible for the day-to-day management of Westfield’s allocated portion of the Fund’s portfolio: Mr. William A. Muggia, Chief Executive Officer, Chief Investment Officer, President, and Partner, joined Westfield in 1994 and has served as President and Chief Investment Officer of Westfield since 2001, and as Chief Executive Officer and Partner since April 2008. Mr. Muggia is the lead member of the team and is ultimately responsible for overall portfolio management of Westfield’s allocated portion of the Fund’s portfolio. He covers healthcare and energy, as well as provides overall market strategy. Mr. Arthur J. Bauernfeind, Chairman, joined Westfield in 1990 and has served as Chairman since 2000. He provides market strategy and economic outlook. Mr. Ethan J. Meyers, Partner, joined Westfield in 1999 and covers consumer services, industrials, and information technology. Mr. Scott R. Emerman,

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Partner, joined Westfield in 2002 and covers consumer discretionary and consumer staples. Mr. Matthew W. Strobeck, Partner, joined Westfield in 2003 and covers healthcare. All members have managed Westfield’s allocated portion of the Fund’s assets since the Fund’s inception, other than Mr. Strobeck, who joined the primary portfolio management team in April 2008. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

Westfield manages its allocated portion of the Fund’s portfolio using a fundamental, bottom-up research approach, which seeks to identify reasonably priced stocks with high earnings potential. In order to seek the highest returns with the least degree of risk, Westfield generally favors stocks that, in the judgment of the firm, have: (i) sizeable management ownership; (ii) strong financial conditions; (iii) sufficient cash flow to fund growth internally; and (iv) strong pricing power.

Westfield conducts fundamental, bottom-up research, including meetings with the companies’ management personnel. Westfield considers factors such as earnings growth forecasts, price target estimates, total return potential, and business developments. Stocks may be sold when Westfield believes that the stocks no longer represent attractive investment opportunities, based on the factors described above.

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Goldman Sachs Asset Management, L.P. (“GSAM”), located at 32 Old Slip, 32nd Floor, New York, New York 10005, serves as a subadvisor to the Fund. Messrs. Steven M. Barry and David G. Shell, CFA, are primarily responsible for the day-to-day management of GSAM’s allocated portion of the Fund’s portfolio. Mr. Barry is a Managing Director of GSAM, Chief Investment Officer of GSAM Fundamental Equity, and a Co-Chief Investment Officer of GSAM’s growth investment team. Mr. Barry has been a portfolio manager with GSAM since 1999. Mr. Shell is a Managing Director of GSAM and a Chief Investment Officer of GSAM’s growth investment team. Mr. Shell has been a portfolio manager with GSAM since 1997. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

In managing its allocated portion of the Fund’s portfolio, GSAM seeks to identify high quality growth companies with intrinsic values that are attractive relative to the companies’ stock prices and whose stock prices are increasing over time. GSAM also looks for companies that, in GSAM’s view, have favorable long-term prospects and strong management. GSAM utilizes a bottom-up approach to portfolio construction and does not adhere to specific sector allocation restrictions. GSAM does, however, maintain percentage limits on individual holdings and industry groups. GSAM’s allocated portion of the Fund’s portfolio typically will hold between 90 and 125 stocks.

GSAM’s investment ideas are generated through internal research, as well as industry conferences, trade journals, and a select group of research analysts in whom the team has confidence. GSAM analyzes companies’ financial statements, and also gathers additional information by communicating with company management. GSAM’s research focuses on companies with certain characteristics, including strong business franchises, favorable long-term prospects, and excellent management. GSAM’s investment professionals utilize discounted cash flow models, private market value analysis, and earnings/multiple matrices to determine a company’s total worth. In managing its allocated portion of the Fund’s portfolio, GSAM maintains a long-term investment horizon, and therefore, generally does not consider short-term indicators, such as price momentum, sector rotation, and earnings surprises.

GSAM generally will reduce a position or eliminate a position from the portfolio if the company’s long-term fundamentals deteriorate, the portfolio managers reassess the company’s fundamentals, the portfolio managers determine that the price of the stock exceeds the value of the business, an individual holding exceeds its maximum weighting in the portfolio, or the company is acquired or becomes the subject of a leveraged buyout.

Tygh Capital Management, Inc. (“Tygh Capital”), located at 1211 SW Fifth Avenue, Portland, Oregon 97204, serves as a subadvisor to the Fund. Mr. Richard J. Johnson, CFA is primarily responsible for the day-to-day management of Tygh Capital’s allocated portion of the Fund’s portfolio. Mr. Johnson has served as the Chief Executive Officer and the Chief Investment Officer of Tygh Capital since founding the firm in 2004. Prior to that, Mr. Johnson held various executive investment positions at Columbia Management Advisors, Inc. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Tygh Capital uses a bottom-up, fundamental research approach to identify companies that the subadvisor believes have the potential for superior earnings growth and sustainable valuations. Tygh Capital first screens potential investments for specific growth characteristics relating to revenue and earnings, valuation, and expected price appreciation. In addition, Tygh Capital observes market trends and focuses its research on sectors or industries that the subadvisor expects to experience superior relative growth. Through this process, Tygh Capital’s investment team identifies candidates for further in-depth fundamental and valuation analysis. In order to identify companies with the potential to significantly grow annual revenues and earnings, Tygh Capital examines market size, market growth rates, and trends in a company’s market share, margins, and expenses. Tygh Capital also evaluates the sustainability of valuations based on a variety of financial metrics, including price-to-earnings, price-to-growth, and price-to-sales ratios, as well as cash flows. Tygh Capital typically sells a stock when the stock exceeds Tygh Capital’s price target, the original investment thesis is no longer applicable, or a better investment idea is generated. Tygh Capital also utilizes a proprietary, quantitative system to identify and review poorly performing stocks.

MGI US Small/Mid Cap Value Equity Fund

Fund Facts
Investment Objective	Long-term total return, comprised primarily of capital appreciation
Investment Category Investment Focus Benchmark	Domestic Equity Fund Common stocks of small and medium-sized U.S. companies Russell 2500TM Value Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation.

Principal Investment Strategies of the Fund

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The Fund invests primarily in common stocks of small and medium-sized U.S. companies that a subadvisor believes possess the potential for long-term capital appreciation and that appear to be undervalued at the time of purchase based on the stocks’ intrinsic values relative to their current market prices. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of small-to-medium capitalization U.S. companies. For purposes of this investment policy, the Fund considers “small-to-medium capitalization U.S. companies” to be U.S. companies with market capitalizations between $25 million and the largest company represented in the Russell 2500TM Index, which, as of June 30, 2009, was $4.24 billion. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.)

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The Fund will invest in companies within the capitalization range described above. However, the subadvisors may invest a portion of the Fund’s assets in companies outside this range. Further, if movement in the market price causes a stock to change from one capitalization range to another, the Fund is not required to dispose of the stock.

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The Fund’s benchmark, the Russell 2500TM Value Index, measures the performance of those Russell 2500™ companies with lower price-to-book ratios and lower forecasted growth values.

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The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

AQR Capital Management, LLC (“AQR”), located at Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830, serves as a subadvisor to the Fund. AQR is majority owned and controlled by its principals.

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Messrs. Jacques A. Friedman, Ronen Israel, and Lars Nielsen are jointly and primarily responsible for the day-to-day management of AQR’s allocated portion of the Fund’s portfolio. Mr. Friedman has served as Co-Head and a founding member of AQR’s Global Stock Selection team since the firm’s inception in 1998, and as a principal of AQR since 2005. Messrs. Israel and Nielsen have served as members of AQR’s Global Stock Selection team since joining the firm in 1999 and 2000, respectively, and as principals of AQR since 2007. Messrs. Friedman, Israel, and Nielsen have managed AQR’s allocated portion of the Fund’s assets since June 2006. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

In managing its allocated portion of the Fund’s portfolio, AQR utilizes an investment philosophy that combines the basic concepts of both value and momentum investing. Through a quantitative process, AQR applies these concepts using a variety of proprietary indicators across many markets. AQR also evaluates earnings quality, investor sentiment, sustainable growth, and management signaling as important components of the investment process.

AQR’s quantitative investment approach begins with the creation of an appropriate universe of securities based on a relevant benchmark, liquidity considerations, and additional screening factors. Once an appropriate universe of potential investments has been identified, AQR assigns an individual rating to each industry and to each security. These two rating components are combined to produce a final rating. AQR then seeks to construct an optimal portfolio using these assigned ratings. AQR uses proprietary trading and risk-management models to monitor and rebalance the portfolio in accordance with AQR’s ongoing analysis.

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NWQ Investment Management Company, LLC (“NWQ”), located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067, serves as a subadvisor to the Fund. NWQ is a subsidiary of Nuveen Investments, Inc. (“Nuveen”). On November 13, 2007, Nuveen was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois.

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Ms. Phyllis G. Thomas, CFA, is primarily responsible for the day-to-day management of NWQ’s allocated portion of the Fund’s portfolio. Ms. Thomas is a Managing Director and Portfolio Manager of NWQ and has been with the firm since 1990. Ms. Thomas has managed NWQ’s allocated portion of the Fund’s assets since June 2006. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

Through an analyst-driven, value-oriented process, NWQ invests in undervalued companies that it believes possess catalysts to improve profitability. NWQ uses a bottom-up research approach to identify companies that NWQ believes are undervalued in industries with positive or improving fundamentals. The process seeks to identify companies where catalysts exist that may unlock value or improve profitability. These catalysts may include new management, improving fundamentals, renewed management focus, industry consolidation, company restructuring, and excessive pessimism. In addition, a broad range of quantitative value factors is evaluated, such as price-to-cash flow, price-to-book, price-to-earnings, and quality of earnings.

NWQ invests in intrinsic value opportunities by applying a variety of parameters. Decisions to add positions to the portfolio are made on an opportunistic basis, capitalizing on situations created by investor over-reaction, misperception, and short-term focus. NWQ typically reduces or eliminates positions in the portfolio in response to deterioration of fundamentals and/or a failure to reach NWQ’s proprietary price targets within a reasonable time period. NWQ’s allocated portion of the portfolio typically consists of 40 to 70 stocks, depending on market conditions.

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River Road Asset Management, LLC (“River Road”), located at 462 South Fourth Street, Suite 1600, Louisville, Kentucky 40202, serves as a subadvisor to the Fund. Messrs. James C. Shircliff, CFA, R. Andrew Beck, and Henry W. Sanders III, CFA, are primarily responsible for the day-to-day management of River Road’s allocated portion of the Fund’s portfolio. Mr. Shircliff has been Chief Executive Officer and Chief Investment Officer of River Road since 2005. Mr. Shircliff was formerly Portfolio Manager and Director of Research of Commonwealth SMC (SMC Capital, Inc.) from 1997 to 2005. Mr. Beck has been President of River Road since 2005. Mr. Beck was formerly Senior Vice President and Portfolio Manager for Commonwealth SMC (SMC Capital, Inc.) from 1999 to 2005. Mr. Sanders has been Executive Vice President of River Road since 2005. Mr. Sanders was formerly Senior Vice President and Portfolio Manager for Commonwealth SMC (SMC Capital, Inc.) from 2002 to 2005.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

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In managing its allocated portion of the Fund’s portfolio, River Road uses systematic and dynamic internal research to narrow the field of small- and mid-cap companies into a more refined working universe. River Road employs a value-driven, bottom-up fundamental approach that seeks to identify the following characteristics:

  Priced at a discount to absolute value
  Attractive business model
  Shareholder-oriented management
  Financial strength
  Undiscovered, underfollowed, misunderstood

To manage risk, the portfolio managers employ a strategy of diversification, and adhere to a structured sell discipline.

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Systematic Financial Management, L.P. (“Systematic”) located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, New Jersey 07666, serves as a subadvisor to the Fund. Messrs. Ronald M. Mushock, CFA, and D. Kevin McCreesh, CFA, are primarily responsible for the day-to-day management of Systematic’s allocated portion of the Fund’s portfolio. Mr. Mushock has been the lead portfolio manager for all of Systematic’s mid cap portfolios since their inception in 2000, and all of Systematic’s small/mid cap portfolios since their inception in 2002. He became a partner of Systematic in 2005. Mr. McCreesh, Chief Investment Officer, has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for Systematic’s large and small cap portfolios. Mr. McCreesh joined Systematic as a portfolio manager in 1996, and became Systematic’s Chief Investment Officer in 2004.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Systematic employs a two-prong investment approach that unifies the attributes of quantitative screening and fundamental research in an integrated, robust, and repeatable process. Systematic’s investment philosophy is predicated on its belief that stock prices are a reflection of consensus earnings estimates, and as revisions to those estimates rise or fall, stock prices will move accordingly. Systematic’s unique process is designed to minimize the likelihood of purchasing stocks in the “value trap” by focusing only on companies that demonstrate fundamental improvement, as evidenced by a positive earnings surprise. Systematic’s allocated portion of the Fund’s portfolio typically will consist of between 60 and 90 companies.

The first step in Systematic’s investment process begins with a quantitative screening of all companies within the small/mid capitalization universe. The screening process ranks the companies based on valuation measurements and potential earnings catalysts, and results in a research focus list of approximately 150 companies. Once a company earns a position on Systematic’s research focus list, the next step in Systematic’s fundamental analysis attempts to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates. During this phase, Systematic is focused on the consensus earnings estimates for each company and whether those earnings estimates are revised positively or negatively. When a company’s earnings have exceeded investor expectations and consensus estimates, Systematic then seeks to identify the source of the unexpected earnings increase to determine whether the increase is sustainable, and to ascertain whether the increase is likely to trigger upward revisions to future earnings estimates. Systematic also analyzes each company’s financial statements and the accounting techniques used in the preparation of the company’s financial statements. In performing this component of its fundamental analysis, Systematic seeks to assess whether a company is utilizing aggressive accounting techniques that have the potential to overstate profitability. The third step in Systematic’s fundamental research process is analyzing the valuation of each company on both an absolute and relative basis. To do this, Systematic compares the value of the company to the values of other comparable companies, including those in the same sector or industry. Systematic also compares the company’s current

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value to the company’s historical valuation levels. Systematic employs a variety of measures to assess a company’s value, including, among other measures, price-to-earnings ratio, price-to-cash flow ratio, price-to-sales ratio, price-to-book ratio, and dividend yield. Depending upon the type of company being analyzed, Systematic places more importance on certain valuation measurements than others. The final step in Systematic’s process is due diligence, which examines publicly available information and proprietary research methods in an effort to understand the key drivers of a company’s fundamentals.

Systematic makes decisions to sell portfolio securities using a process that is the inverse of Systematic’s securities selection process. Systematic generally sells a stock when the stock’s price has appreciated to the level that Systematic considers to be the stock’s fair value. Systematic also sells portfolio securities when Systematic’s analysis leads Systematic to anticipate downward earnings revisions for a company, a company experiences an unexpected earnings announcement, or Systematic identifies other investment opportunities that it believes to be more attractive.

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Foreign Equity Fund

MGI Non-US Core Equity Fund

Fund Facts
Investment Objective	Long-term total return, which includes capital appreciation and income
Investment Category Investment Focus	Foreign Equity Fund Equity securities of companies in the world’s developed and emerging capital markets, excluding the United States
Benchmark	MSCI EAFE® Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund invests primarily in equity securities of companies in the world’s developed and emerging capital markets, excluding the United States. The Fund’s investments in equity securities may include dividend-paying securities, common stock and preferred stock issued by companies of any size, as well as American, European, and Global Depositary Receipts (together, “Depositary Receipts”).

In seeking to achieve the Fund’s investment objective, the Fund’s subadvisors invest primarily in the equity securities (including Depositary Receipts) of companies located outside the United States. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of non-U.S. companies. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.)

While there is no minimum number of countries that will be represented in the Fund’s portfolio, the Fund does intend to diversify its investments among countries and geographic regions, including a significant portion in the world’s emerging markets. However, the Fund may invest a significant portion of its assets in one country or region, if, in the judgment of a subadvisor, economic and business conditions warrant such investments. To the extent that the Fund invests a significant portion of its assets in one country or region at any time, the Fund will face a greater risk of loss due to factors adversely affecting issuers located in that single country or region than if the Fund always maintained a greater degree of diversity among the countries and regions in which it invests.

The Subadvisors

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The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, New York 10105, serves as a subadvisor to the Fund. AllianceBernstein is a majority-owned, indirect subsidiary of AXA Financial, Inc., which, in turn, is a wholly-owned subsidiary of the AXA Group. As discussed below, AllianceBernstein manages its allocated portion of the Fund’s portfolio by using AllianceBernstein’s International Value strategy in order to identify attractive investment opportunities.

The allocated portion of the Fund’s portfolio that is managed using AllianceBernstein’s International Value strategy is managed by a team made up of the following individuals: Sharon E. Fay, Chief Investment Officer–Global Value Equities. Ms. Fay has been with the firm for nineteen years. Kevin F. Simms. Mr. Simms has been with the firm for sixteen years, and has been Co-Chief Investment Officer–International Value Equities since 2003 and Director of Research–Global Value Equities since 2000. Henry S. D’Auria. Mr. D’Auria has served as Chief Investment Officer–Emerging Markets Value Equities since 2002 and Co-Chief Investment Officer–International Value Equities since 2003. Prior to his current position, Mr. D’Auria managed AllianceBernstein’s global value research department from 1998 to 2002. Takeo Aso, Director of Research–Japan Value Equities. Mr. Aso has been with the firm for eleven years. Avi Lavi, Chief Investment Officer–UK and European Value Equities. Mr. Lavi has been with the firm for twelve years. John P. Mahedy, Co-Chief Investment Officer–US Value Equities, Director of Research–US Value Equities. Mr. Mahedy has been with the firm for thirteen years. Roy Maslen, Director of Research for the Australian Value Equities team and a member of the Australian Value Investment Policy Group. Prior to joining the firm in 2003, Mr. Maslen worked for eight years as a consultant with McKinsey & Company. Katsuaki Ogata, Chief Investment Officer–Japan Value Equities. Mr. Ogata has been with the firm for twelve

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years. Stuart Rae, Senior Vice President, Chief Investment Officer–Pacific Basin Value Equities. Mr. Rae has been with the firm for nine years. Sammy Suzuki, Director of Research–Canadian Value Equities. Mr. Suzuki has been with the firm for fourteen years. David Yuen, Director of Research–Emerging Markets Value Equities. Mr. Yuen has been with the firm for ten years.

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The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

AllianceBernstein’s International Value strategy focuses on the relationship between a security’s current price and the security’s future earnings and dividend-paying capability, and seeks to purchase securities that are mispriced relative to the securities’ true values. AllianceBernstein believes that short-term thinking can create distortions between the price of a security and its intrinsic value or long-term earnings prospects. AllianceBernstein attempts to capitalize on resultant mispricings through bottom-up, fundamental research and a disciplined valuation process to distinguish those companies that are undergoing temporary stress from those companies that warrant their depressed valuations. AllianceBernstein emphasizes bottom-up security selection, controlled country and sector allocations, and active currency management.

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In managing its allocated portion of the Fund’s portfolio, AllianceBernstein generally does not maintain explicit constraints on country and sector weightings in the portfolio, and as a result, industry and country exposure is mainly a by-product of AllianceBernstein’s security selection processes.

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Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), located at 40 Rowes Wharf, Boston, Massachusetts 02110, serves as a subadvisor to the Fund. GMO was founded in 1977 and is wholly-owned by its professionals.

Day-to-day management of the Fund is the responsibility of GMO’s International Quantitative Division (the “Division”). The Division’s members work collaboratively to manage GMO’s allocated portion of the Fund’s portfolio, and no one person is primarily responsible for day-today management of the Fund. Dr. Thomas Hancock, a senior member of the Division, allocates responsibility for GMO’s allocated portion of the Fund’s portfolio to various team members of the Division, oversees the implementation of trades on behalf of the Fund, reviews the overall composition of the portfolio, and monitors cash flows. At GMO, Dr. Hancock is responsible for the portfolio management of all international developed market and global quantitative equities portfolios. Dr. Hancock joined GMO in 1995. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

GMO generally manages its allocated portion of the Fund’s portfolio using fundamental investment principles and quantitative applications. GMO’s quantitative approach focuses primarily on valuation, but also includes an element that focuses on stock price momentum as an indicator of market sentiment and trends in company fundamentals.

In constructing its allocated portion of the Fund’s portfolio, GMO uses quantitative models to select stocks from a universe that contains stocks issued by companies from developed countries. GMO’s screening process seeks to identify the most attractive stocks within each geographic region. The universe is screened according to three models: Quality Adjusted Value, Intrinsic Value, and Momentum. Stocks also are analyzed taking into account factors such as country, sector, and currency exposure.

For each discipline, GMO constructs a target portfolio from the most attractive decile of stocks within each geographic region. This target portfolio is then fine-tuned through portfolio optimization, which integrates top down country and currency forecasts to tilt the portfolio. The optimization process also integrates additional risk controls on countries, currencies, individual positions, industry sectors, and other factors.

The factors considered and models used by GMO may change over time. In using these models to construct its portfolio, GMO seeks to produce a style-balanced portfolio, although stock selection normally reflects a slight bias for value stocks over growth stocks.

Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112-6300, serves as a subadvisor to the Fund. Lazard is a wholly-owned subsidiary of Lazard Frères & Co. LLC. Lazard Frères & Co. LLC has one member, Lazard Group LLC, a Delaware limited liability company. Units of Lazard Group LLC are held by Lazard Ltd., a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.

Lazard’s allocated portion of the Fund’s portfolio is managed on a team basis. John R. Reinsberg, James M. Donald, CFA, Rohit Chopra, and Erik McKee, are responsible for the day-to-day management of Lazard’s allocated portion of the Fund’s portfolio. As Deputy Chairman of Lazard Asset Management, Mr. Reinsberg ultimately is responsible for overseeing Lazard’s allocated portion of the Fund’s portfolio. Mr. Reinsberg is responsible for international and global strategies. Mr. Reinsberg joined Lazard in 1992 and is a member of the international equity, international equity select and international strategic equity teams. Mr. Donald, a Managing Director of Lazard, joined Lazard in 1996 and is a portfolio manager on the emerging markets equity team. Mr. Chopra, a Senior Vice President of Lazard, joined Lazard in 1999 and is a portfolio manager/analyst on the emerging markets equity team, focusing on consumer and telecommunications research and analysis. Mr. McKee, a Senior Vice President of Lazard, joined Lazard in 1999 and is a portfolio manager/analyst on Lazard’s emerging markets equity team, focusing on the materials and industrials sectors. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Lazard utilizes a bottom-up research approach that seeks to identify financially productive companies that are, in Lazard’s view, inexpensively valued. Lazard begins with a universe of emerging markets companies within a certain capitalization range. By using a screening process, Lazard seeks to eliminate companies with accounting irregularities from the universe of potential investments. The portfolio management team then analyzes the remaining companies’ financial statements in an effort to identify companies that are undervalued relative to other companies in their industries. The final step in Lazard’s securities selection process is fundamental analysis, where sustainability of returns, company catalysts, and management’s incentive and ability to effectively use capital are projected over a three-year time horizon. The resulting securities are assigned initial price targets and ranked within their industries based on expected appreciation. Political, macroeconomic, portfolio, and corporate governance risk are assessed, and each security’s initial price target is adjusted based on these factors. A number of factors may cause Lazard to consider selling a particular security held in the portfolio. These factors include, among other developments, the security trading at or near Lazard’s proprietary price target, a determination by the portfolio manager that the original investment thesis is no longer applicable, as well as political, macroeconomic, or other events. Depending on market conditions, Lazard’s allocated portion of the Fund’s portfolio will typically consist of between 60 and 90 different securities.

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Morgan Stanley Investment Management Inc. (“MSIM”), located at 522 Fifth Avenue, New York, New York 10036, serves as a subadvisor to the Fund. Messrs. Hans van den Berg, David Sugimoto, CFA, and Brian Arcese, CFA, are primarily responsible for the day-to-day management of MSIM’s allocated portion of the Fund’s portfolio. Mr. van den Berg is a Managing Director and head of the international growth equity team of MSIM since 2005. Prior to 2005, he was head of international equities at 1838 Investment Advisors. Mr. Sugimoto is an Executive Director and a portfolio manager for the international growth equity team of MSIM since 2005. Prior to 2005, he was an international equity portfolio manager at 1838 Investment Advisors. Mr. Arcese is an Executive Director and a portfolio manager for the international growth equity team of MSIM since 2006. Prior to 2006, he was a Vice President and Fund Analyst at BlackRock.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

MSIM’s International Growth strategy uses a bottom-up securities selection process to identify high quality companies with strong growth characteristics trading at reasonable valuations.

The process seeks to identify securities of issuers that share the following characteristics: 1) industry leaders in their country, their region, or the world, 2) strong balance sheets, 3) market capitalizations typically greater than US $1 billion, 4) attractive price-to-earnings ratios compared with earnings growth potential, and 5) attractive earnings momentum as measured by earnings estimates revisions. Additionally, the process focuses on identifying well-managed companies. Well-managed companies are defined by their clear business strategies for future growth and a sustainable competitive advantage.

In constructing its allocated portion of the Fund’s portfolio, MSIM intends to diversify the portfolio among the securities of foreign companies located throughout the world. The portfolio

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construction process maintains constraints by region and sector relative to the MSCI EAFE® Index. Within the region and sector constraints, country and industry weights are a residual of the bottom-up stock selection process.

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Fixed Income Funds

MGI Core Opportunistic Fixed Income Fund

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Fund Facts
Investment Objective	Total return, consisting of both current income and capital appreciation
Investment Category Investment Focus Benchmark	Fixed Income Fund Fixed income securities of U.S. issuers Barclays Capital (formerly, Lehman Brothers) U.S. Aggregate Bond Index
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The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation.

Principal Investment Strategies of the Fund

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In seeking to achieve the Fund’s investment objective of total return, the Fund invests in fixed income securities of U.S. issuers. The Fund invests primarily in U.S. dollar-denominated, investment grade bonds, including government securities, corporate bonds, and mortgage- and asset-backed securities, among others. The Fund also may invest a significant portion of its assets in any combination of non-investment grade bonds (sometimes called high yield or junk bonds), non-U.S. dollar denominated bonds, and bonds issued by issuers in emerging capital markets. The Fund’s target duration is that of the Barclays Capital (formerly, Lehman Brothers) U.S. Aggregate Bond Index. As of June 30, 2009, the duration of the Index was approximately 4.30 years. Depending on market conditions, the subadvisors of the Fund may manage their allocated portions of the Fund’s assets to maintain a duration within 20% of the Fund’s target duration. Duration measures a fixed income security’s price sensitivity to interest rates (inverse relationship) by indicating the approximate change in a fixed income security’s price if interest rates move up or down in 1% increments. For example, if interest rates go up by 1%, the price change (due to interest rate movement) of a fund that has a duration of 4.30 years is expected to decline by 4.30%.

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Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities. If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

BlackRock Financial Management, Inc., a wholly-owned subsidiary of BlackRock, Inc., is located at 40 East 52nd Street, New York, New York 10022, and serves as a subadvisor to the Fund.

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Scott Amero, a Managing Director of BlackRock since 1990 and Vice Chairman of BlackRock since 2007, is BlackRock’s Global Chief Investment Officer for Fixed Income and co-head of BlackRock’s Fixed Income Portfolio Management Group. He is a member of the Executive, Operating, and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation, and overall management of client portfolios. Matthew Marra, a Managing Director of BlackRock since 2005, is a member of BlackRock’s Fixed Income Portfolio Management Group. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. Mr. Marra has been a member of BlackRock’s fixed income team since 1997. Andrew J. Phillips, a Managing Director of BlackRock since 1998, is Global Chief Operating Officer of BlackRock’s Fixed Income Portfolio Management Group. Mr. Phillips previously served as co-head of US Fixed Income within the Fixed Income Portfolio Management Group, as well as the lead sector specialist for mortgages before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

In managing its allocated portion of the Fund, BlackRock employs a relative value strategy to determine the tradeoff between risk and return. Relative value assessment is applied to sector, sub-sector, and individual security selection decisions. BlackRock’s philosophy emphasizes research and analysis of specific sectors and securities, along with the risks associated with the fixed income markets including interest rate risk, yield curve risk, cash flow risk, credit risk, and liquidity risk. Securities are purchased for the Fund when the management team determines that they have the potential for above-average total return. BlackRock uses its own proprietary research and models to analyze securities, and based on this analysis, the Fund will typically hold approximately 350 to 450 different securities.

MacKay Shields LLC (“MacKay”), 9 West 57th Street, New York, New York 10019 serves as a subadvisor to the Fund. MacKay is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC. Day-to-day management of MacKay’s allocated portion of the Fund’s portfolio is the responsibility of the MacKay Shields High Yield Active Core Investment

Team. Four portfolio managers are jointly and primarily responsible for the day-to-day management of MacKay’s allocated portion of the Fund’s assets: Dan Roberts, Ph.D., Senior Managing Director; Lou Cohen, CFA, Managing Director; Michael Kimble, CFA, Managing Director; and Taylor Wagenseil, Managing Director. Each portfolio manager has been with MacKay since October of 2004, at which time MacKay acquired Pareto Partners’ (“Pareto”) high yield investment team. Prior thereto, each portfolio manager had been an employee of Pareto since 2000. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

The MacKay Shields High Yield Active Core Investment Team consists of four portfolio managers, supported by two dedicated senior credit analysts and two traders who also perform credit and quantitative analysis. The portfolio management team follows an investment process that utilizes a bottom-up security selection strategy, augmented by macroeconomic analysis. The initial credit screen, which consists of a multi-factor progression of both quantitative and qualitative characteristics, is the most important filter, and identifies security candidates for further in-depth analysis. Securities also are subjected to a payoff analysis, seeking to identify those bonds within the capital structure that have the most attractive profile and to eliminate bonds with inferior return prospects relative to the risk of loss. The portfolio management team also utilizes extensive proprietary fundamental credit analysis to determine the creditworthiness of each company and evaluates each bond on a relative value basis.

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Pacific Investment Management Company LLC (“PIMCO”), located at 840 Newport Center Drive, Suite 100, Newport Beach, California 92660, serves as a subadvisor to the Fund. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L. P. The lead portfolio manager for PIMCO’s allocated portion of the Fund’s portfolio is Chris Dialynas. Mr. Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO’s investment strategy group. He has thirty years of investment experience and joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

In managing its allocated portion of the Fund’s portfolio and selecting securities, PIMCO develops an outlook for interest rates, currency exchange rates, and the economy; analyzes credit and call risks; and uses other securities selection techniques. The proportion of the Fund’s assets allocated to PIMCO that are committed to investment in securities with particular characteristics (such as quality, sector, interest rate, or maturity) varies, based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets, and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors, such as money markets, governments, corporates, mortgages, asset-backed, and international. PIMCO bases its security selection on bottom-up techniques, including sensitivity to volatility, fundamental credit analysis, and quantitative research. Sophisticated proprietary software and analytics then assist in evaluating sectors and the structural integrity of specific securities, as well as pricing specific securities.

PIMCO utilizes all major sectors of the bond market, and determines sector exposures based on its cyclical outlook and a forecast of interest rate volatility. Once investment opportunities are identified, PIMCO will shift assets among sectors depending on changes in relative valuations and credit spreads. When setting portfolio duration, PIMCO emphasizes long-term secular trends and avoiding extreme swings in duration. PIMCO develops a long-term secular outlook for duration, and fine-tunes the outlook quarterly for cyclical changes. Portfolio duration for PIMCO’s allocated portion of the Fund’s portfolio typically will be within 30% of the benchmark.

Western Asset Management Company (“Western”), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a subadvisor to the Fund. Western was founded in 1971, and is a wholly-owned subsidiary of Legg Mason, Inc.

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A team of investment professionals at Western, led by Chief Investment Officer Stephen A. Walsh, Chief Investment Officer Emeritus S. Kenneth Leech, and Portfolio Managers Edward A. Moody, Carl L. Eichstaedt, Mark Lindbloom, Michael Buchanan, and Keith Gardner, manages Western’s allocated portion of the Fund’s assets. Mr. Walsh and Mr. Leech serve as co-team leaders responsible for day-to-day strategic oversight of Western’s allocated portion of the Fund’s portfolio and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes. Mr. Moody, Mr. Eichstaedt, Mr. Lindbloom, Mr. Buchanan, and Mr. Gardner are responsible for portfolio structure, including sector allocation, duration weighting, and term structure decisions. Messrs. Walsh, Leech, Moody, and Eichstaedt have each served as portfolio managers for Western for over 15 years. Mr. Lindbloom has been employed as a portfolio manager for Western since 2005. Prior to joining Western, Mr. Lindbloom was employed as a portfolio manager for Citigroup Asset Management for nine years. Mr. Buchanan has been with Western since 2005. He previously worked as Managing Director, Head of US Credit Products, for Credit Suisse Asset Management. Mr. Gardner joined Western in 1994. Prior to Western, he worked for Legg Mason as a portfolio manager. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

Western’s team approach to portfolio management revolves around an investment outlook developed by the US/Global Broad Market Committee. These senior professionals, each with expertise in a specific area of the fixed income market, interact on a daily basis to evaluate developments in the market and the economy, and meet formally at least every two weeks to review Western’s economic outlook and investment strategy.

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With each member’s area of expertise represented, the group reaches a consensus view on the outlook for the economy over a six- to nine-month horizon. With the investment outlook defined, the US/Global Broad Market Committee compares its perception of relative values with those implied by the market’s pricing, and sets a recommended portfolio structure with targets for duration, term structure, and sector allocation.

The portfolio managers incorporate this outlook into their strategy within the constraints and guidelines of each individual portfolio. The sector specialists, who are grouped by market sector (i.e., corporate, high yield, mortgage- and asset-backed, and emerging market), concentrate on research, identifying issuers and issues appropriate for Western’s universe by considering relative credit strength, liquidity, issue structure, event risk, covenant protection, and market valuation.

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MGI US Short Maturity Fixed Income Fund

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Fund Facts
Investment Objective Investment Category Investment Focus Benchmark	Safety of principal and a moderate level of income Fixed Income Fund Fixed income securities of U.S. issuers Barclays Capital (formerly, Lehman Brothers) Government/Credit 1-3 Year Bond Index
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Investment Objective

The investment objective of the Fund is to provide safety of principal and a moderate level of income.

Principal Investment Strategies of the Fund

In seeking to achieve the Fund’s investment objective, the Fund invests in fixed income securities of U.S. issuers. The Fund invests primarily in U.S. dollar-denominated, investment grade bonds, including government securities, corporate bonds, and mortgage and asset backed securities, among others. The Fund’s portfolio will typically have a duration of one to three years. Duration measures the potential volatility of the price of a bond or a portfolio of bonds prior to maturity. Duration is the magnitude of the change in price of a bond relative to a given change in the market interest rate. Generally, the price of a bond with a shorter duration will be less sensitive to changes in interest rates than the price of a bond with a longer duration.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities of U.S. issuers. If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.

The Subadvisor

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Aberdeen Asset Management, Inc. (“AAMI”), located at 1735 Market Street, Philadelphia, Pennsylvania 19103, serves as the subadvisor to the Fund. AAMI is a direct, wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen”), and was incorporated in 1994. AAMI provides investment management and administrative services to U.S. and Canadian registered investment companies, a variety of private funds, as well as a diverse range of institutional clients. Aberdeen is a United Kingdom corporation that is the parent company of an asset management group that manages assets for pension funds, financial institutions, investment trusts, unit trusts, U.S. registered investment companies, offshore funds, charities, and private clients. AAMI (or predecessor firms) has been managing U.S. fixed income assets since 1979.

AAMI manages the Fund using a team approach. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

J. Christopher Gagnier. Mr. Gagnier is Head of U.S. Fixed Income Investment. Mr. Gagnier has over 29 years of investment experience, including 12 years with the firm (including predecessor firms).

Keith Bachman. Mr. Bachman is a Senior Portfolio Manager. Mr. Bachman has over 20 years of investment experience, including 2 years with the firm. Prior to joining AAMI, Mr. Bachman was Director of Credit Research at Stone Tower Capital, Portfolio Manager at Deutsche Asset Management, and High Yield Analyst/Director of Distressed Investments at Oppenheimer Funds.

Oliver Boulind, CFA. Mr. Boulind is a Senior Portfolio Manager. Mr. Boulind has over 16 years of investment experience, including 2 years with the firm. Mr. Boulind joined AAMI with 15 years experience as a credit analyst at AllianceBernstein, INVESCO, JPMorgan Investment Management, and Salomon Brothers.

Neil Moriarty. Mr. Moriarty is a Senior Portfolio Manager. Mr. Moriarty has over 22 years of investment experience including 7 years with the firm (including predecessor firms).

Daniel Taylor, CFA. Mr. Taylor is a Senior Portfolio Manager. Mr. Taylor has over 17 years of investment experience, including 11 years with the firm (including predecessor firms).

Timothy Vile, CFA. Mr. Vile is a Senior Portfolio Manager. Mr. Vile has over 24 years of investment experience, including 18 years with the firm (including predecessor firms).

Michael Degernes. Mr. Degernes is a Portfolio Manager. Mr. Degernes has over 29 years of investment experience, including 5 years with the firm (including predecessor firms).

Edward Grant. Mr. Grant is a Portfolio Manager. Mr. Grant has over 22 years of investment experience, including 7 years with the firm (including predecessor firms).

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AAMI (or predecessor firms) has managed the Fund since its inception. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

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AAMI approaches fixed income management from a bottom-up, relative value perspective, seeking to identify bonds that are priced inefficiently. AAMI believes that interest rate forecasts are unreliable and strives to maintain an average portfolio duration that is equal to that of the benchmark, the Barclays Capital (formerly, Lehman Brothers) Government/Credit 1-3 Year Bond Index. An intrinsic value is calculated for each bond, based on analysis by AAMI of the issue’s credit worthiness, cash flow, and liquidity.

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The investment process is driven by security selection. AAMI analyzes the market to identify bonds that are considered to be undervalued. AAMI determines a target price for each bond, and purchases those bonds that, in the firm’s judgment, are undervalued when compared with the market price. If a bond’s intrinsic value is lower than the current market yield, the bond is considered for purchase. When a bond’s market yield approaches its intrinsic value, the bond is considered for sale.

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Additional Risks of the Funds

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All investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic, and political conditions and other factors. These risks could adversely affect the net asset value and total return of a Fund, the value of a Fund’s investments, and your investment in a Fund. Please see “Principal Risks” in the “Summary of the Funds” earlier in this prospectus for a description of the principal risks of investing in the Funds.

The following are descriptions of the secondary risks of some of the Funds, as indicated below. Risks with an asterisk (“*”) are further described in “Principal Risks”:

Convertible Securities Risk

The domestic equity Funds, the MGI Non-US Core Equity Fund, and the MGI Core Opportunistic Fixed Income Fund may invest in convertible securities (preferred stocks, debt instruments, and other securities convertible into common stocks) that may offer higher income than the common stocks into which the convertible securities are convertible or exchangeable. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, the prices of convertible securities may reflect changes in the values of the underlying common stocks into which such debt securities are convertible or exchangeable. As a general rule, convertible securities entail less risk than an issuer’s common stock, although convertible securities usually have less potential for appreciation in value than common stock.

Counterparty Risk

The risk that the issuer or guarantor of a fixed income security, the counterparty to a derivatives contract, or a borrower of a Fund’s securities will be unwilling or unable to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Derivatives Risk*

The Funds may engage in a variety of transactions involving derivatives, such as futures, options, warrants, and swap contracts. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes, or currencies.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments.

Emerging Markets Investments Risk*	The MGI Non-US Core Equity Fund may invest in emerging markets securities. The prices of emerging markets securities may be more volatile than the prices of other foreign investments, and investments in these securities may present a greater risk of loss.

Foreign Investments Risk*

The domestic equity Funds may invest in securities of non- U.S. issuers and in Depositary Receipts of non-U.S. companies. Investing in foreign securities, including Depositary Receipts, typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Funds and affect their respective share prices. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers.

High Yield Securities Risk*

Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds.” These securities involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make required payments of interest or principal.

Mortgage-Backed and Asset-Backed Securities Risk

The fixed income Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are securities representing interests in pools of mortgage loans. These securities generally provide holders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage- backed securities will be paid off more quickly than originally anticipated, and a Fund may be forced to reinvest in obligations with lower yields than the original obligations.

Asset-backed securities are securities for which the payments of interest and/or principal are backed by loans, leases, and other receivables. Asset-backed securities are subject to many of the same types of risks as mortgage- backed securities. In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.

Securities Lending

The Funds may lend their portfolio securities. Securities will be loaned pursuant to agreements requiring that the loans be continuously secured by collateral in cash, short- term debt obligations, government obligations, or bank guarantees at least equal to the values of the portfolio securities subject to the loans. The Funds bear the risk of loss in connection with the investment of any cash collateral received from the borrowers of their securities.

Small and Medium Capitalization Stock Risk*

The MGI US Large Cap Growth Equity Fund and the MGI US Large Cap Value Equity Fund may invest in securities of small and medium capitalization companies. These securities may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities with larger capitalizations.

Value Stock Risk*

The MGI Non-US Core Equity Fund may invest in value stocks. A particular value stock may not increase in price, as anticipated by the subadvisor. Also, cyclical stocks tend to increase in value more quickly during economic upturns than non-cyclical stocks, but cyclical stocks also tend to lose value more quickly in economic downturns.

Cash and Short-Term Investments

Although each Fund generally expects to be fully invested in accordance with its investment strategies as described in this prospectus, the Funds may also hold cash and short-term instruments for temporary or defensive purposes, including in anticipation of redemptions or prior to investment of deposits and other proceeds in accordance with the Funds’ investment objectives and policies. The types of short-term instruments in which the Funds may invest for such temporary purposes include short-term fixed-income securities (such as securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), money market mutual funds, repurchase agreements, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions, corporate commercial paper, and master demand notes.

When a Fund takes temporary defensive positions by increasing its holdings in cash, money market instruments, or repurchase agreements, the Fund may not participate in market advances or declines to the same extent that the Fund would if it remained more fully invested in portfolio securities. In addition, the Fund might not achieve its investment objective.

The Funds also may invest in futures contracts and pools of futures contracts that are intended to provide a Fund with exposure to certain markets or asset classes. From time to time, the Funds also may hold short-term instruments denominated in currencies other than the U.S. dollar.

Additional Information

Commodity Pool Operator Exemption. The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Selective Disclosure of Portfolio Holdings

The Funds have adopted policies and procedures with respect to the disclosure of their portfolio securities. A description of these policies and procedures is available in the SAI.

Who Manages the Funds

Investment Advisor and the Subadvisors

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Mercer Global Investments, Inc. (the “Advisor”), a Delaware corporation located at 99 High Street, Boston, Massachusetts 02110, serves as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. The Advisor is registered as an investment advisor with the SEC. The Advisor is an affiliate of Mercer Investment Consulting, Inc. (“Mercer IC”), an investment consultant with more than 33 years’ experience reviewing, rating, and recommending investment managers for institutional clients.

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The Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and, subject to review and approval by the Board of Trustees of the Trust (the “Board”): (i) sets the Funds’ overall investment strategies; (ii) evaluates, selects, and recommends subadvisors to manage all or part of the Funds’ assets; (iii) when appropriate, allocates and reallocates the Funds’ assets among subadvisors; (iv) monitors and evaluates the performance of subadvisors, including the subadvisors’ compliance with the investment objectives, policies, and restrictions of the Funds; and (v) implements procedures to ensure that the subadvisors comply with the Funds’ investment objectives, policies, and restrictions.

When identifying possible subadvisors, the Advisor typically (but not always) begins with a universe of investment managers rated highly by the Manager Research Group of Mercer IC (the “Mercer Research Group”). The Mercer Research Group evaluates each investment manager based upon both quantitative and qualitative factors, including: an assessment of the strength of the overall investment management organization; the people involved in the investment process; the appropriateness of the investment product and its composites; and an analysis of the investment manager’s investment philosophy and process, risk-adjusted performance, consistency of performance, and the style purity of the product. The Advisor’s portfolio management team reviews each manager that is highly rated by the Mercer Research Group, and creates a short list for further analysis. Short-list candidates are scrutinized to evaluate performance and risk characteristics, performance in up and down markets, investment styles, and characteristics of the securities held in the portfolio. The Advisor’s portfolio management team then conducts off-site and on-site due diligence visits to meet the subadvisors’ portfolio management teams. The list of candidates is further narrowed, and each potential subadvisor, in combination with the existing subadvisor(s) of the portfolio, is analyzed using proprietary tools. The most compatible subadvisor candidates are then put through an on-site compliance review conducted by the Advisor’s compliance staff. Results are shared with the Advisor’s portfolio management team, after which the final selection of the subadvisor is made.

The Advisor also considers the Mercer Research Group’s ratings of investment managers when contemplating the termination of a subadvisor. Although the recommendations of the Mercer Research Group are given substantial weight in the decision-making process, the Advisor’s portfolio management team performs its own analysis of potential and existing subadvisors and is ultimately responsible for selecting or terminating a subadvisor. Therefore, there is a possibility that the Advisor’s decision with respect to a particular subadvisor may differ from recommendations made by the Mercer Research Group.

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The Advisor manages the Funds based on the philosophy and belief that portfolios that are advised by appropriately constructed combinations of quality, asset-class specialist investment managers can generally be expected to provide consistent, above-average performance over time. Denis Larose, CFA, Christopher A. Ray, CFA, Ian Dillon, Manny Weiss, and Wilson Berglund are responsible for establishing the Funds’ overall investment strategies and evaluating and monitoring the subadvisors managing the Funds. Mr. Larose, the Chief Investment Officer of the Advisor, has been involved in the investment industry since 1998. From 2006 to 2007, Mr. Larose was the Chief Investment Officer of Mercer Global Investments Canada Limited. From 2004 to 2006, Mr. Larose was the Chief Investment Officer of a public service pension plan located in Ontario, Canada. Mr. Larose leads the portfolio management team and chairs the Investment Committee, which develops the philosophy and establishes investment policies for the business. Mr. Ray, Head of Investments (US) of the Advisor, has been involved in the investment industry since 1988. He previously served as a senior vice president, consultant relations manager, and fixed income portfolio manager with a diversified mutual fund company. Mr. Dillon is a Principal with Mercer Global Investments Canada since 2006. Prior to that, Mr. Dillon held various investment positions with a diversified mutual fund company from 1996 to 2006, including serving as Chief Investment Strategist from 2004 to 2006. Mr. Weiss has been a Portfolio Manager with the Advisor since January 2009. Prior to that, Mr. Weiss held various positions with 2100 Capital Group LLC from 2005 to 2007, and was an investment professional with Putnam Investments from 1987 to 2005. Mr. Berglund has been a Senior Analyst with the Advisor since January 2009. Prior to that, Mr. Berglund held various positions with Putnam Investments from 2000 to 2009.

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The Funds pay the Advisor fees for managing the Funds’ investments that are calculated as a percentage of the Funds’ assets under management. The following represents the total advisory fees payable by the Funds:

	Investment Advisory Fee*

	Assets up to	Assets in excess of
Funds	$750 million	$750 million

MGI US Large Cap Growth Equity Fund	0.55%	0.53%
MGI US Large Cap Value Equity Fund	0.53%	0.51%
MGI US Small/Mid Cap Growth Equity Fund	0.90%	0.90%
MGI US Small/Mid Cap Value Equity Fund	0.90%	0.90%
MGI Non-US Core Equity Fund	0.75%	0.73%
MGI Core Opportunistic Fixed Income Fund	0.35%	0.33%
MGI US Short Maturity Fixed Income Fund	0.25%	0.23%

*	Consists of the total advisory fee payable by the Funds to the Advisor. The Advisor is responsible for paying the subadvisory fees.
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The Trust, with respect to each Fund, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement (the “expense reimbursement agreement”) pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that each Fund’s expenses otherwise would exceed the “Net Expenses” rates for the Class Y-1, Class Y-2, and Class Y-3 shares, as applicable, of the Fund, as shown in the Annual Fund Operating Expenses table contained in the “Summary of the Funds” in this prospectus. Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by each Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. The expense reimbursement agreement will remain in effect through March 31, 2010, and will continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.

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The Advisor has entered into subadvisory agreements (the “Subadvisory Agreements”) with the subadvisors pursuant to which the subadvisors are compensated out of the investment advisory fees that the Advisor receives from the Funds. The current subadvisors to the Funds are identified in “Principal Investment Strategies and Related Risks” earlier in this prospectus.

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A discussion regarding the basis for the Board’s approval of the investment management agreement with the Advisor and each Subadvisory Agreement (other than the Sub-Advisory Agreements listed below) is available in the Funds’ semi-annual report to shareholders for the period ended September 30, 2008. A discussion regarding the basis for the Board’s approval of the Subadvisory Agreement with RIM will be available in the Funds’ semi-annual report to shareholders for the period ending September 30, 2009. A discussion regarding the basis for the Board’s approval of the Subadvisory Agreements with Systematic, River Road, Winslow, and MSIM is available in the Funds’ annual report to shareholders for the period ending March 31, 2009.

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The Trust and the Advisor have obtained an exemptive order (the “Exemptive Order”) from the SEC that permits the Trust and the Advisor, subject to certain conditions and approval by the Board, to hire and retain subadvisors and modify subadvisory arrangements without shareholder approval. Under the Exemptive Order, the Advisor may act as a manager of managers for all or some of the Funds, and the Advisor supervises the provision of portfolio management services to those Funds by the subadvisors. The Exemptive Order allows the Advisor: (i) to continue the employment of an existing subadvisor after events that would otherwise cause an automatic termination of a subadvisory agreement with the subadvisor; and (ii) to reallocate assets among existing or new subadvisors. Within 90 days of retaining new subadvisors, the affected Fund(s) will notify shareholders of the changes. The Advisor has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisors and recommend their hiring, termination, and replacement. The Exemptive Order also relieves the Funds from disclosing certain fees paid to non-affiliated subadvisors in documents filed with the SEC and provided to shareholders.

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Administrative Services

State Street Bank and Trust Company (the “Administrator”), located at 200 Clarendon Street, Boston, Massachusetts, is the administrator of the Funds. The Funds pay the Administrator at an annual rate of the Funds’ average daily net assets for external administrative services. These external administrative services include fund accounting, daily and ongoing maintenance of certain Fund records, calculation of the Funds’ net asset values (the “NAVs”), and preparation of shareholder reports.

The Advisor provides certain internal administrative services to the Class Y-1 and Class Y-2 shares of the Funds, for which the Advisor receives a fee of 0.10% and 0.05% of the average daily net assets of the Class Y-1 and Class Y-2 shares of the Funds, respectively. These internal administrative services include attending to shareholder correspondence, requests and inquiries, and other communications with shareholders; assisting with exchanges and with the processing of purchases and redemptions of shares; preparing and disseminating information and documents for use by beneficial shareholders; and monitoring and overseeing non-advisory relationships with entities providing services to the Class Y-1 and Class Y-2 shares, including the transfer agent. From time to time, payments may be made to affiliates of the Advisor by the Funds or the Advisor, out of the Advisor’s own resources, for services provided by those affiliates.

Pricing of Fund Shares

The price of each Fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. The Exchange normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday.

Each Fund values its investments for which market quotations are readily available at market value. Each Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. Each Fund values all other investments and assets at their fair value. The Board has delegated its responsibility of valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable subadvisor) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

The Funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s NAV. Because foreign markets may be open at different times than the Exchange, the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund’s foreign investments (in the opinion of the Advisor and the subadvisors) occur between the close of foreign markets and the close of regular trading on the Exchange, or if reported prices are believed by the Advisor or the subadvisors to be unreliable, these investments will be valued at their fair value. The Funds may rely on third-party pricing vendors to monitor for events materially affecting the values of the Funds’ foreign investments during the period between the close of foreign markets and the close of regular trading on the Exchange. If events occur that materially affect the values of the Funds’ foreign investments, the third-party pricing vendors will provide revised values to the Funds.

If market quotations are not readily available for a Fund’s investment in domestic securities, such as restricted securities, private placements, securities for which trading has been halted (as a result of a significant event such as a merger, bankruptcy, or other significant issuer-specific development), or other illiquid securities, these investments will be valued at their fair value. While fair value pricing may be more commonly used with the Funds’ foreign investments, fair value pricing also may be used with domestic securities, where appropriate.

The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using closing market prices. Also, due to the subjective nature of fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price.

Purchasing and Selling Fund Shares

Selecting an Appropriate Share Class

This prospectus offers you a choice of three classes of shares of the Funds: Class Y-1, Class Y-2, and Class Y-3 shares. (In this prospectus, the Class Y-1, Class Y-2, and Class Y-3 shares are together referred to as the “Class Y Shares.”) This allows you to choose among different levels of services and ongoing operating expenses, as illustrated in the “Fees and Expenses” section of this prospectus.

Class Y Shares generally are available only to clients of the Advisor and to institutional investors (including certain retirement plans, which include defined benefit and defined contribution plans) that meet the eligibility requirements presented below. The class of shares that is best for you depends on a number of factors, such as whether you are a retirement plan or non-retirement plan investor, the amount you intend to invest, and the level of services that you desire. Please consult the Advisor, your plan administrator or recordkeeper, or your financial advisor, as to which share class is most appropriate for you. Here is a summary of the differences among the Funds’ Class Y-1, Class Y-2, and Class Y-3 shares:

Class Y-1 Shares

  Initial Sales Charge: None
  Contingent Deferred Sales Charge: None
  12b-1 Fee: 0.25%
  Dividends: Higher annual expenses, and lower dividends, than Class Y-2 shares and Class Y-3 shares because of the 12b-1 and internal administrative fees paid by Class Y-1 shares to the Advisor.
  Minimum Purchase or Eligibility Requirements: Must have invested over $50 million in the Funds (in the case of defined contribution plan investors) or at least $10 million (in the case of investors other than defined contribution plans) in the Funds.
  Shareholder Services: Full shareholder servicing is performed by Mercer and/or its affiliates, including communication with third-party administrators, and the Class Y-1 shares pay an internal administrative fee for these services.

Class Y-2 Shares

  Initial Sales Charge: None
  Contingent Deferred Sales Charge: None
  12b-1 Fee: None
  Dividends: Lower annual expenses, and higher dividends, than Class Y-1 shares; higher annual expenses, and lower dividends, than Class Y-3 shares, because of the internal administrative fees paid by Class Y-2 shares to the Advisor.
  Minimum Purchase or Eligibility Requirements: Must have invested at least $100 million in the Funds or entered into an Investment Management Agreement with the Advisor or its affiliates. Retirement or other benefit plans of the Advisor and any of its affiliates also may invest in Class Y-2 shares. Class Y-2 shares are not available to certain defined contribution plans. Please consult the Advisor.
  Shareholder Services: Certain limited shareholder servicing is performed by the Advisor or its affiliates, and the Class Y-2 shares pay an internal administrative fee for these services.

Class Y-3 Shares

  Initial Sales Charge: None
  Contingent Deferred Sales Charge: None
  12b-1 Fee: None

  Dividends: Lower annual expenses, and higher dividends, than Class Y-1 shares and Class Y-2 shares.
  Minimum Purchase or Eligibility Requirements: Must have entered into an Investment Management Agreement with the Advisor or its affiliates, or have invested at least $350 million in the Funds (excluding defined contribution plans).  The MGI Collective Trust, discretionary investment management clients of the Advisor or its affiliates prior to June 30, 2005, and retirement or other benefit plans of the Advisor and any of its affiliates also may invest in Class Y-3 shares. Please consult the Advisor.
  Shareholder Services: No shareholder servicing is performed by the Advisor or its affiliates at the Class level, as it is anticipated that shareholder servicing will be performed at the client level. Shareholder servicing arrangements for holders of Class Y-3 shares are customized to each specific client and are not paid for from the assets of the Funds.

Marketing and Shareholder Services (12b-1) Plan

The Funds have adopted a plan of marketing and shareholder services, or “12b-1 plan,” to finance the provision of certain marketing services and shareholder services to owners of Class Y-1 shares of the Funds. The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of each Fund’s Class Y-1 shares. These fees are used to pay fees to financial intermediaries, such as qualified dealers and retirement recordkeepers, for providing certain marketing and shareholder services. Because these fees are paid out of the Funds’ assets or income on an ongoing basis, over time these fees will increase the cost of your investment (reducing the return of your investment) and may cost you more than paying other types of sales charges. For investors in defined contribution plans administered by Mercer HR Services LLC (“Mercer Services”), an affiliate of the Advisor that provides administrative services to retirement plans, these fees may be paid to Mercer Services. Also, these fees may be paid to the Advisor, or to Mercer Securities, a division of MMC Securities Corp., an affiliate of the Advisor, in connection with their providing marketing services for the Class Y-1 shares of the Funds.

Purchasing Class Y Shares

The Funds sell their Class Y Shares at the offering price, which is the NAV. Class Y Shares may not be available through certain financial advisors and retirement plan administrators and recordkeepers.

A Fund may accept orders to purchase Fund shares in-kind with securities, rather than with cash, when consistent with the Fund’s investment objective and policies. Acceptance of such purchases will be at the Advisor’s discretion. Contact the Advisor for further information.

Purchasing Class Y-1 and Class Y-2 Shares

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Class Y-1 and Class Y-2 shares may be purchased through your financial advisor or directly by contacting PNC Global Investment Servicing (U.S.) Inc., the Funds’ transfer agent (the “transfer

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agent”), located at PO Box 9811, Providence, Rhode Island 02940-8011. If you are a defined contribution retirement plan, Class Y-1 shares also may be purchased through your retirement plan administrator or recordkeeper. Your financial advisor, the Funds’ transfer agent or your retirement plan administrator or recordkeeper, as applicable, generally must receive your completed buy order before the close of regular trading on the Exchange for your shares to be bought at that day’s offering price. Your financial advisor or retirement plan administrator or recordkeeper, as applicable, will be responsible for furnishing all necessary documents to the Funds’ transfer agent, and may charge you for these services. If you wish to purchase shares directly from the Funds, you may complete an order form and write a check for the amount of Class Y Shares that you wish to buy, payable to the Trust. Return the completed form and check to the Funds’ transfer agent.

Purchasing Class Y-3 Shares

Eligible institutional clients of the Advisor or its affiliates that wish to buy Class Y-3 shares should contact the Advisor.

The Funds may periodically close to new purchases of shares. The Funds may refuse any order to buy shares if the Funds and the Advisor determine that doing so would be in the best interests of the Funds and their shareholders.

Customer Identification

Mutual funds must obtain and verify information that identifies investors opening new accounts. If a Fund is unable to collect the required information, the Fund or its agents may not be able to open a Fund account. Investors must provide their full name, residential or business address, social security or tax identification number, and date of birth (as applicable). Entities, such as trusts, estates, corporations, and partnerships, must also provide other identifying information. The Funds or their agents may share identifying information with third parties for the purpose of verification. If a Fund or its agents cannot verify identifying information after opening an account, the Fund reserves the right to close the account.

Selling Class Y Shares

You can sell your Class Y Shares back to the Funds on any day the Exchange is open, through the Advisor, your plan administrator or recordkeeper, your financial advisor, or directly to the Funds, depending upon through whom and how you own your Class Y Shares. Payment for redemption may be delayed until a Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

If you are an institutional client of the Advisor (or its affiliates) that owns Class Y Shares, contact the Advisor or the Funds’ transfer agent to sell your Class Y Shares. The Funds’ transfer agent must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. The Advisor may establish an earlier time by which it must receive instructions from its clients in order for its clients to receive that day’s NAV.

If you are not an institutional client of the Advisor, contact your financial advisor or the Funds’ transfer agent directly, as applicable, to sell your Class Y Shares. Your financial advisor or the Funds’ transfer agent must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV.

If you are a participant in a defined contribution retirement plan, contact your plan administrator or recordkeeper to sell your Class Y Shares. Your plan administrator or recordkeeper must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Your plan administrator or recordkeeper will be responsible for forwarding the request to the Funds’ transfer agent on a timely basis and may charge you for his or her services.

Payments by the Funds

Each Fund generally sends you payment for your Class Y Shares the business day after your request is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Redemptions by the Funds

Each Fund reserves the right to pay redemptions “in-kind” (i.e., payment in securities rather than cash) if the value of the Class Y shares that you are redeeming is large enough to affect a Fund’s operations (for example, if it represents more than $250,000 or 1% of a Fund’s assets). In these cases, you might incur brokerage costs converting the securities to cash.

The Funds also reserve the right to close any account if the account value falls below the Funds’ minimum account level or if you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Funds (such as market timing) to the fullest extent permitted by law. The 2.00% short-term trading fee will apply to redemptions of shares that have been held less than 30 days, including redemptions described in this section.

Exchanging Class Y Shares

If you want to switch your investment from one Fund to another Fund, you can exchange your Class Y-1, Class Y-2, or Class Y-3 shares, as applicable, for shares of the same class of another Fund at NAV.

If you hold your Class Y-1 or Class Y-2 shares through a financial advisor, contact the financial advisor regarding the details of how to exchange your shares. If you hold your Class Y-1 or Class Y-2 shares directly with the Funds, contact the Funds’ transfer agent, and complete and return an Exchange Authorization Form, which is available from the transfer agent. A telephone exchange privilege is currently available for exchanges of amounts up to $500,000 in Class Y-1 or Class Y-2 shares. If you hold your Class Y-1 or Class Y-2 shares through a retirement plan, contact your plan administrator or recordkeeper regarding the details of how to make an exchange. If you own Class Y-3 shares, contact the Advisor regarding the details of how to exchange your shares. Ask the Advisor, your financial advisor, your plan administrator or recordkeeper, or the Funds’ transfer agent for a prospectus of the Funds.

Some Funds may not be available in all states.

The exchange privilege is not intended as a vehicle for short-term trading. As described above, excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the Funds, each Fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 30 days or less. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

The Funds also reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. The Fund into which you would like to exchange also may reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Funds or the Advisor determines are likely to have a negative effect on the Fund or the other Funds. Consult the Funds, the Advisor, or your plan administrator or recordkeeper before requesting an exchange.

Frequent Trading of Fund Shares

The Funds, the Advisor, and MGI Funds Distributors, Inc., the Trust’s distributor (the “Distributor”), reserve the right to reject any purchase order for any shares of any class of the Funds for any reason. The Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the Funds, the Advisor, or the Distributor has determined could involve actual or potential harm to the Funds may be rejected. Frequent trading of Fund shares may lead to increased transaction costs to the Funds, less efficient management of the Funds’ portfolios (by disrupting portfolio investment strategies), and taxable gains to the remaining shareholders, resulting in dilution of the value of the shares held by long-term shareholders. The MGI Non-U.S. Core Equity Fund may be subject to the risk of one form of frequent trading called time-zone arbitrage, where shareholders of the Fund seek to take advantage of time-zone differences between the close of foreign markets in which the Fund’s securities trade, and the close of U.S. markets. Arbitrage opportunities may also occur in Funds that hold small capitalization securities (such as the MGI U.S. Small/Mid Cap Growth Equity Fund and MGI U.S. Small/Mid Cap Value Equity Fund) or in Funds that invest in thinly-traded securities (such as high yield securities, which may be held by the MGI Core Opportunistic Fixed Income Fund).

Because the Funds are designed for long-term shareholders, the Board has adopted the following policies and procedures that are designed to restrict frequent purchases and redemptions of the Funds’ shares. Each Fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. The short-term trading fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in the following circumstances: redemptions to pay distributions or loans from certain defined contribution plans; redemptions for loan repayment; redemptions from certain omnibus accounts; redemptions in the event of shareholder death or post-purchase disability; redemptions made as part of a systematic withdrawal plan; transactions in defined contribution plans for which Mercer Services is not the administrator; redemptions by the MGI Collective Trust; and transactions for a discretionary investment management client of the Advisor when the client has provided the Advisor with advance notice of a planned redemption and the Advisor retains discretion to effect the redemption on behalf of the client. Furthermore, exchanges by plan participants in defined contribution plans for which Mercer Services is the administrator will be subject to the short-term trading fee only with respect to shares that were purchased by exchange (rather than by contribution). For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees. Please see the SAI for details.

In addition to the short-term trading fee, the Board has adopted the following additional policies and procedures. Any shareholder that is confirmed to have initiated four or more round trips (via exchanges or redemptions), all equal to or greater than $10,000 in value within a 180-day period, will receive a warning. If subsequent activity of two or more round trips occurs within 180 days, the shareholder’s exchange privilege will be revoked, and the shareholder will not be permitted to purchase additional shares of the Funds. These policies do not apply to the MGI Collective Trust or to discretionary investment management clients of the Advisor where the Advisor has discretion to effect the trade.

There is no assurance that these policies and procedures will be effective in limiting frequent trading in all accounts. For example, the Funds may not be able to effectively monitor, detect, or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries.

As discussed in “Redemptions by the Funds” earlier in this prospectus, the Funds reserve the right to refuse future purchases or exchanges of shares of the Funds if you are deemed to be engaging in illegal activities (such as late trading) or otherwise detrimental to the Funds (such as market timing).

Fund Distributions and Taxes

Dividends and Distributions

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Distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, each Fund generally pays no federal income tax on the income and gains the Fund distributes to you. Income dividends, if any, from net investment income are normally declared and paid once each year in December. Net realized capital gains, if any, are distributed at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

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Classes with higher expenses are expected to have lower income dividends. If you are an institutional shareholder of the Class Y Shares of a Fund, you will receive income dividends and capital gains distributions in additional Class Y Shares of the Fund, unless you notify the Advisor, your financial advisor, or the Funds’ transfer agent in writing that you elect to receive them in cash. Distribution options may be changed by shareholders at any time by requesting a change in writing. All dividends and capital gains distributions paid to retirement plan shareholders will be automatically reinvested. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Taxable distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if the distributions were paid in December. The Funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Funds will send you a corrected Form 1099-DIV to reflect reclassified income information.

Avoid “Buying A Dividend.” If you are a taxable investor and invest in the Class Y Shares of a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Taxes

Tax Considerations. Dividends and capital gains distributed by the Funds to tax-deferred retirement plan accounts are not taxable currently. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

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For federal income tax purposes, if you are a taxable investor, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to Fund tax years beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates provided certain holding period requirements are met. Because the income of the MGI Core Opportunistic Fixed Income Fund and MGI US Short Maturity Fixed Income Fund is derived from investments earning interest, rather than from dividend income, generally none or only a small portion of the income dividends paid to shareholders by these Funds may be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

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Redemptions and Exchanges. When you sell your shares in a Fund, you may recognize a capital gain or loss. For tax purposes, an exchange of your Class Y Shares of one Fund for Class Y Shares of a different Fund is the same as a sale. Generally, exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. Distributions taken from a retirement plan account, however, generally are taxable as ordinary income.

Back-Up Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to back-up withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs the Fund to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

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Other. If you are a taxable investor, Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. If a Fund qualifies to pass through to shareholders the tax benefits from foreign taxes the Fund pays on its investments, and elects to do so, then any foreign taxes the Fund pays on these investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any, and, with respect to taxable years of a Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

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This discussion is not intended to be used as tax advice. Because each investor’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Financial Highlights

The Financial Highlights table is meant to help you understand the financial performance of each Fund since the Fund’s inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, an Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report, which is incorporated by reference and available upon request.

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Financial highlights for the Class Y-3 shares of each Fund are shown to provide investors with financial information about the Fund. Class Y-1 shares and Class Y-2 shares of the Funds had not commenced operations as of the date of this prospectus, and financial highlights are not yet available for those shares. The returns of the Class Y-1 shares and the Class Y-2 shares would have been substantially similar to the returns of the Class Y-3 shares; however, Class Y-1 shares are subject to a 12b-1 fee, while Class Y-2 shares and Class Y-3 shares are not, and Class Y-1 shares and Class Y-2 shares are subject to an internal administrative fee, while Class Y-3 shares are not. Had the Class Y-1 shares and the Class Y-2 shares of the Funds been operational during the periods shown, the dividend distributions (if any) and investment performance of the Class Y-1 and Class Y-2 shares would have been lower.

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MGI US Large Cap Growth Equity Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout each period)

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		Class Y-3
	Year ended	Year ended	Year ended	Period ended
	03/31/09	03/31/08	03/31/07	03/31/06(a)
Net asset value at beginning of period	$ 10.20	$10.54	$ 10.58	$ 10.00

Net investment income†	0.04	0.03	0.04	0.02
Net realized and unrealized gain (loss) on investments	(3.37)	(0.06)	0.09	0.62

Total from investment operations	(3.33)	(0.03)	0.13	0.64

Less dividends and distributions:

From net investment income	(0.02)	(0.03)	(0.02)	(0.01)
From net realized gain on investments	---	(0.28)	(0.15)	(0.05)

Total dividends and distributions	(0.02)	(0.31)	(0.17)	(0.06)

Net asset value at end of period	$ 6.85	$ 10.20	$ 10.54	$ 10.58
Total investment return(b)	(32.62)%	(0.55)%	1.28%	6.35%**

Ratios / Supplemental Data:
Net investment income to average net assets	0.43%	0.25%	0.40%	0.34%*
Net expenses to average daily net assets	0.57%	0.57%	0.57%	0.55%*
Total expenses (before reimbursements) to average daily net	0.65%	0.68%	0.75%	0.90%*
assets
Portfolio turnover rate	93%	129%	77%	63%**
Net assets at end of period (in 000’s)	$277,740	$381,775	$ 308,879	$190,991
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(a) Class commenced operations on August 15, 2005.

(b) The total return would have been lower had certain expenses not been reimbursed during the periods shown.

† Computed using average shares outstanding throughout the year.

* Annualized.

** Not annualized.

MGI US Large Cap Value Equity Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout each period)

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		Class Y-3
	Year ended	Year ended	Year ended	Period ended
	03/31/09	03/31/08	03/31/07	03/31/06(a)
Net asset value at beginning of period	$ 9.39	$ 11.77	$ 10.82	$ 10.00
Net investment income†	0.19	0.20	0.19	0.11
Net realized and unrealized gain (loss) on investments	(4.23)	(1.77)	1.10	0.79
Total from investment operations	(4.04)	(1.57)	1.29	0.90
Less dividends and distributions:
From net investment income	(0.17)	(0.16)	(0.14)	(0.03)
From net realized gain on investments	(0.00)(b)	(0.65)	(0.20)	(0.05)
Total dividends and distributions	(0.17)	(0.81)	(0.34)	(0.08)
Net asset value at end of period	$ 5.18	$ 9.39	$ 11.77	$ 10.82
Total investment return(c)	(43.31)%	(13.95)%	11.98%	9.03%**
Ratios / Supplemental Data:
Net investment income to average net assets	2.57%	1.76%	1.67%	1.66%*
Net expenses to average daily net assets	0.55%	0.55%	0.55%	0.53%*
Total expenses (before reimbursements) to average daily	0.64%	0.67%	0.72%	0.88%*
net assets
Portfolio turnover rate	238%	132%	67%	22%**
Net assets at end of period (in 000’s)	$255,400	$376,226	$314,038	$196,799
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(a) Class commenced operations on August 15, 2005.

(b) Amount rounds to less than $0.01 per share.

(c) The total return would have been lower had certain expenses not been reimbursed during the periods shown.

† Computed using average shares outstanding throughout the year.

* Annualized.

** Not annualized.

MGI US Small/Mid Cap Growth Equity Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout each period)

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		Class Y-3
	Year ended	Year ended	Year ended	Period ended
	03/31/09	03/31/08	03/31/07	03/31/06(a)
Net asset value at beginning of period	$9.84	$11.66	$ 11.99	$ 10.00
Net investment loss†	(0.03)	(0.05)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	(3.55)	(0.94)	0.37	2.15
Total from investment operations	(3.58)	(0.99)	0.32	2.12
Less dividends and distributions:
From net realized gain on investments	(0.07)	(0.83)	(0.65)	(0.13)
Total dividends and distributions	(0.07)	(0.83)	(0.65)	(0.13)
Net asset value at end of period	$ 6.19	$ 9.84	$ 11.66	$ 11.99
Total investment return(b)	(36.43)%	(9.40)%	2.75%	21.32%**
Ratios / Supplemental Data:
Net investment loss to average net assets	(0.36)%	(0.39)%	(0.43)%	(0.41)%*
Net expenses to average daily net assets	0.92%	0.92%	0.92%	0.90%*
Total expenses (before reimbursements) to average daily net	1.07%	1.07%	1.15%	1.44%*
assets
Portfolio turnover rate	170%	95%	77%	72%**
Net assets at end of period (in 000’s)	$133,116	$161,362	$132,178	$87,340
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(a) Class commenced operations on August 15, 2005.

(b) The total return would have been lower had certain expenses not been reimbursed during the periods shown.

† Computed using average shares outstanding throughout the year.

* Annualized.

** Not annualized.

MGI US Small/Mid Cap Value Equity Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout each period)

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		Class Y-3
	Year ended	Year ended	Year ended	Period ended
	03/31/09	03/31/08	03/31/07	03/31/06(a)
Net asset value at beginning of period	$ 8.85	$ 11.32	$ 11.03	$ 10.00
Net investment income†	0.09	0.10	0.10	0.02
Net realized and unrealized gain (loss) on investments	(3.61)	(2.13)	0.75	1.05
Total from investment operations	(3.52)	(2.03)	0.85	1.07
Less dividends and distributions:
From net investment income	(0.06)	(0.07)	(0.06)	(0.01)
From net realized gain on investments	(0.01)	(0.37)	(0.50)	(0.03)
Total dividends and distributions	(0.07)	(0.44)	(0.56)	(0.04)
Net asset value at end of period	$ 5.26	$ 8.85	$ 11.32	$ 11.03
Total investment return(b)	(39.85)%	(18.26)%	7.90%	10.79%**
Ratios / Supplemental Data:
Net investment income to average net assets	1.20%	1.01%	0.93%	0.25%*
Net expenses to average daily net assets	0.92%	0.92%	0.92%	0.90%*
Total expenses (before reimbursements) to average daily net	1.08%	1.07%	1.17%	1.33%*
assets
Portfolio turnover rate	120%	71%	139%	23%**
Net assets at end of period (in 000’s)	$124,586	$144,167	$118,166	$82,779
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(a) Class commenced operations on August 15, 2005.

(b) The total return would have been lower had certain expenses not been reimbursed during the periods shown.

† Computed using average shares outstanding throughout the year.

* Annualized.

** Not annualized.

MGI Non-US Core Equity Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout the period)

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		Class Y-3
	Year ended	Year ended	Period ended
	03/31/09	03/31/08	03/31/07(a)
Net asset value at beginning of period	$ 12.76	$13.76	$12.17
Net investment income†	0.25	0.32	0.06
Net realized and unrealized gain (loss) on investments	(6.51)	(0.41)	1.55
Total from investment operations	(6.26)	(0.09)	1.61
Less dividends and distributions:
From net investment income	(0.12)	(0.21)	(0.02)
From net realized gain on investments	(0.09)	(0.70)	---
Total dividends and distributions	(0.21)	(0.91)	(0.02)
Net asset value at end of period	$ 6.29	$12.76	$ 13.76
Total investment return(b)	(49.30)%	(1.09)%	13.24%**
Ratios / Supplemental Data:
Net investment income to average net assets	2.68%	2.28%	0.75%*
Net expenses to average daily net assets	0.82%	0.82%	0.82%*
Total expenses (before reimbursements) to average daily net	0.95%	0.96%	1.06%*
assets
Portfolio turnover rate	64%	72%	36%**
Net assets at end of period (in 000’s)	$485,543	$624,426	$475,351
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(a) Class commenced operations on August 18, 2006.

(b) The total return would have been lower had certain expenses not been reimbursed during the periods shown.

† Computed using average shares outstanding throughout the year.

* Annualized.

** Not annualized.

MGI Core Opportunistic Fixed Income Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout each period)

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		Class Y-3
	Year ended	Year ended	Year ended	Period ended
	03/31/09	03/31/08	03/31/07	03/31/06(a)
Net asset value at beginning of period	$10.24	$10.21	$9.89	$ 10.00
Net investment income†	0.50	0.51	0.48	0.27
Net realized and unrealized gain (loss) on investments	(0.91)	(0.10)	0.14	(0.27)
Total from investment operations	(0.41)	0.41	0.62	0.00
Less dividends and distributions:
From net investment income	(0.63)	(0.38)	(0.30)	(0.11)
From net realized gain on investments	(0.20)	---	---	---
Total dividends and distributions	(0.83)	(0.38)	(0.30)	(0.11)
Net asset value at end of period	$ 9.00	$ 10.24	$10.21	$ 9.89
Total investment return(b)	(3.90)%	4.08%	6.30%	(0.02)%**
Ratios / Supplemental Data:
Net investment income to average net assets	5.16%	4.94%	4.74%	4.31%*
Net expenses to average daily net assets	0.37%	0.37%	0.37%	0.35%*
Total expenses (before reimbursements) to average daily	0.47%	0.48%	0.55%	0.76%*
net assets
Portfolio turnover rate	229%	229%	244%	282%**
Net assets at end of period (in 000’s)	$394,347	$527,340	$465,912	$209,590
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(a) Class commenced operations on August 15, 2005.

(b) The total return would have been lower had certain expenses not been reimbursed during the periods shown.

† Computed using average shares outstanding throughout the year.

* Annualized.

** Not annualized.

MGI US Short Maturity Fixed Income Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout each period)

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		Class Y-3
	Year ended	Year ended	Year ended	Period ended
	03/31/09	03/31/08	03/31/07	03/31/06(a)

Net asset value at beginning of period	$10.01	$10.05	$ 9.98	$ 10.00

Net investment income†	0.40	0.49	0.48	0.24
Net realized and unrealized gain (loss) on investments	(1.16)	(0.11)	0.06	(0.11)

Total from investment operations	(0.76)	0.38	0.54	0.13

Less dividends and distributions:
From net investment income	(0.68)	(0.42)	(0.47)	(0.15)

Total dividends and distributions	(0.68)	(0.42)	(0.47)	(0.15)

Net asset value at end of period	$ 8.57	$ 10.01	$10.05	$ 9.98

Total investment return(b)	(7.52)%	3.72%	5.51%	1.34%**
Ratios / Supplemental Data:
Net investment income to average net assets	4.16%	4.80%	4.76%	4.00%*
Net expenses to average daily net assets	0.32%	0.32%	0.32%	0.30%*
Total expenses (before reimbursements) to average daily	0.49%	0.49%	1.00%	1.31%*
net assets
Portfolio turnover rate	217%	131%	186%	121%**
Net assets at end of period (in 000’s)	$18,904	$62,172	$58,509	$16,764
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(a) Class commenced operations on August 22, 2005.

(b) The total return would have been lower had certain expenses not been reimbursed during the periods shown.

† Computed using average shares outstanding throughout the year.

* Annualized.

** Not annualized.

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If you want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about each Fund’s investments is available in the  Fund’s  annual  and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may discuss your questions about the Funds by contacting your plan administrator or recordkeeper or financial advisor. You may obtain free copies of the Funds’ annual and semi-annual reports and the SAI by contacting the Funds directly at 1-800-428-0980 or visiting the Trust’s website, www.mgifunds.com.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090. You may get copies of reports and other information about the Funds:

· For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102; or

· Free from the EDGAR Database on the SEC’s Internet website at: http://www.sec.gov.

MGI Funds

MGI US Large Cap Growth Equity Fund
MGI US Large Cap Value Equity Fund
MGI US Small/Mid Cap Growth Equity Fund
MGI US Small/Mid Cap Value  Equity Fund
MGI Non-US Core Equity Fund
MGI Core Opportunistic Fixed Income Fund
MGI US Short Maturity Fixed Income Fund

Prospectus

July 31, 2009

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MGI Funds
Investment Company Act File No. 811-21732

MGI Funds

STATEMENT OF ADDITIONAL INFORMATION

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July 31, 2009

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MGI Funds (the “Trust”) is an open-end management investment company that currently offers shares in seven separate and distinct series, representing separate portfolios of investments (each individually referred to as a “Fund,” and collectively referred to as the “Funds”). Each Fund has its own investment objective. The seven Funds are:

MGI US Large Cap Growth Equity Fund
MGI US Large Cap Value Equity Fund
MGI US Small/Mid Cap Growth Equity Fund
MGI US Small/Mid Cap Value Equity Fund
MGI Non-US Core Equity Fund
MGI Core Opportunistic Fixed Income Fund
MGI US Short Maturity Fixed Income Fund

Each Fund offers interests in four classes of shares: Class S, Class Y-1, Class Y-2, and Class Y-3.

Mercer Global Investments, Inc. (the “Advisor”) serves as the investment advisor of the Funds.

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This Statement of Additional Information (“SAI”) is not a prospectus and should be read only in conjunction with the Funds’ current Prospectuses, each dated July 31, 2009. Portions of the Funds’ Annual Report to Shareholders are incorporated by reference into this SAI. A copy of the Annual Report to Shareholders or a Prospectus may be obtained by calling your plan administrator or recordkeeper or financial advisor, or by calling the Trust toll free at 1-800-428-0980 (in the case of Class S shares) or 1-866-658-9896 (in the case of Class Y shares). Each Prospectus contains more complete information about the Funds. You should read it carefully before investing.

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Not FDIC Insured. May lose value. No bank guarantee.

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Table of Contents

GENERAL INFORMATION ABOUT THE TRUST	1
Diversification Status	1
General Definitions	1
INVESTMENT STRATEGIES	2
ALL FUNDS	2
Borrowing	2
Cash and Short-Term Investments	3
Loans of Portfolio Securities	3
Repurchase Agreements	3
Reverse Repurchase Agreements	4
Swaps	4
Futures	6
Options	7
Index Options	9
Special Risks of Options on Indices	10
Rule 144A and Illiquid Securities	11
Investment Company Securities	11
Issuer Location	12
Short Sales	12
When-Issued Securities	12
Exchange-Traded Funds	13
Participatory Notes	13
EQUITY FUNDS	13
Equity Securities	13
Convertible Securities	13
Real Estate Investment Trusts	14
Private Equity Investments in Public Equity	14
FIXED INCOME FUNDS	15
Eurodollar Securities	15
Lower Rated Debt Securities	15
(MGI Core Opportunistic Fixed Income Fund only)	15
Inflation Protected Securities	16
Pay-In-Kind Bonds	16
Mortgage-Backed Securities, Mortgage Pass-Through Securities, and
Collateralized Mortgage Obligations (“CMOs”)	17
Dollar Rolls	19
To-Be-Announced Securities	19
Other Mortgage-Backed Securities	19
Asset-Backed Securities	19
Equipment Trust Certificates	21
Zero Coupon and Delayed Interest Securities	21
Structured Notes	22

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Foreign Securities	22
Forward Foreign Currency Contracts	23
Non-Deliverable Forwards	23
Options on Foreign Currencies	24
Other Investments	25
INVESTMENT RESTRICTIONS	25
MANAGEMENT OF THE TRUST	26
TRUSTEES’ COMPENSATION	30
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	31
INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING, AND OTHER
SERVICE ARRANGEMENTS	32
Investment Advisor	32
Subadvisors and Portfolio Managers	34
Administrative, Accounting, and Custody Services	37
Principal Underwriting Arrangements	38
Transfer Agency Services	40
Independent Registered Public Accounting Firm	40
Legal Counsel	40
Codes of Ethics	40
Proxy Voting Policies	40
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS	40
Portfolio Turnover	43
Selective Disclosure of Portfolio Holdings	44
CAPITAL STOCK AND OTHER SECURITIES	46
ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION
AND OTHER SERVICES	47
NET ASSET VALUE	47
TAXATION	48
Distributions	48
Taxes	49
FINANCIAL STATEMENTS	58
CALCULATION OF PERFORMANCE DATA	59
APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1
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GENERAL INFORMATION ABOUT THE TRUST

The Trust is a Delaware statutory trust organized on March 11, 2005. The Trust currently offers shares in the following seven series, representing separate portfolios of investments: MGI US Large Cap Growth Equity Fund, MGI US Large Cap Value Equity Fund, MGI US Small/Mid Cap Growth Equity Fund, MGI US Small/Mid Cap Value Equity Fund, MGI Non-US Core Equity Fund, MGI Core Opportunistic Fixed Income Fund, and MGI US Short Maturity Fixed Income Fund.

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Each Fund is currently authorized to offer four classes of shares: Class S shares, Class Y-1 shares, Class Y-2 shares, and Class Y-3 shares (Class Y-1, Class Y-2, and Class Y-3 shares are together, the “Class Y Shares”). As of the date of this SAI, each Fund offers investments in Class Y-3 shares only.

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Diversification Status

Each Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that each Fund is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent that a Fund, as a non-diversified investment company, makes investments in excess of 5% of its total assets in the securities of a particular issuer, the Fund’s exposure to the risks associated with that issuer is increased. Because each Fund, as a non-diversified investment company, may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.

General Definitions

As used throughout this SAI, the following terms shall have the meanings listed:

“1933 Act” shall mean the Securities Act of 1933, as amended.

“1940 Act” shall mean the Investment Company Act of 1940, as amended.

“Administrator” shall mean State Street Bank and Trust Company, which serves as the Funds’ administrator.

“Advisor” shall mean Mercer Global Investments, Inc., which serves as the Funds’ investment advisor.

“Board” shall mean the Board of Trustees of the Trust.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Custodian” shall mean State Street Bank and Trust Company, which serves as the Funds’ custodian.

“Distributor” shall mean MGI Funds Distributors, Inc., which serves as the Trust’s principal underwriter.

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“Domestic Equity Funds” shall mean the MGI US Large Cap Growth Equity Fund, MGI US Large Cap Value Equity Fund, MGI US Small/Mid Cap Growth Equity Fund, and MGI US Small/Mid Cap Value Equity Fund.

“Equity Funds” shall mean the Domestic Equity Funds and the Foreign Equity Fund.

“Foreign Equity Fund” shall mean the MGI Non-US Core Equity Fund.

“Fixed Income Funds” shall mean the MGI Core Opportunistic Fixed Income Fund and MGI US Short Maturity Fixed Income Fund.

“Funds” shall mean the MGI US Large Cap Growth Equity Fund, MGI US Large Cap Value Equity Fund, MGI US Small/Mid Cap Growth Equity Fund, MGI US Small/Mid Cap Value Equity Fund, MGI Non-US Core Equity Fund, MGI Core Opportunistic Fixed Income Fund, and MGI US Short Maturity Fixed Income Fund.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“S&P” shall mean Standard & Poor’s Ratings Group.

“Subadvisor” shall mean a subadvisor to a Fund.

“Trust” shall mean the MGI Funds, an open-end management investment company registered under the 1940 Act.

INVESTMENT STRATEGIES

In addition to the securities and financial instruments described in the Funds’ Prospectuses, the Funds are authorized to employ certain other investment strategies and to invest in certain other types of securities and financial instruments, as described below. Not every Fund will utilize all of the investment strategies, or invest in all of the types of securities and financial instruments that are listed.

All Funds

Borrowing

A Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Fund also may borrow money for investment purposes. A Fund will not borrow money in excess of 33 1/3% of the value of its total assets. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

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Cash and Short-Term Investments

A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities, and banks and finance companies, which may be denominated in any currency.

A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager, pending investment of the Fund’s assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute “cash or cash equivalents” for tax diversification purposes under the Code). When a Fund invests for temporary defensive purposes, such investments may affect the Fund’s ability to achieve its investment objective.

Loans of Portfolio Securities

A Fund may lend its portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents, or irrevocable letters of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. A Fund may not retain voting rights on securities while they are on loan.

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The Funds may participate in a securities lending program under which the Custodian is authorized to lend Fund portfolio securities to qualified institutional investors that post appropriate collateral. The Custodian receives a portion of the interest earned on any reinvested collateral.

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Repurchase Agreements

When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer, which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days

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remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

Reverse Repurchase Agreements

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Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed to be creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase agreement transaction, a Fund’s subadvisor will earmark or direct the Custodian to designate cash, U.S. government securities, equity securities, and/or investment and non-investment grade debt securities as segregated assets on the Fund’s records or the Custodian’s records in an amount equal to its obligations under the transaction. When engaging in (or purchasing) reverse repurchase agreements, when-issued securities, options, futures, forward contracts, dollar rolls or other derivative transactions, a Fund’s subadvisor will earmark or cause the Custodian to designate on the Fund’s records or the Custodian’s records cash, U.S. government securities, or other liquid portfolio securities, which shall be unencumbered and marked-to-market daily. (Any such assets and securities earmarked or designated as segregated on a Fund’s records, or by the Custodian on its records, are referred to in this SAI as “Segregated Assets.”) Such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by a Fund and as such, are subject to the same investment limitations.

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Swaps

A Fund may engage in swaps, including, but not limited to, interest rate, currency, credit default, and index swaps and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio, to modify the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a

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specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a subadvisor is incorrect in its forecast of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique were never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under Internal Revenue Service rules, any nonperiodic payments received or due under the notional principal contract must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract.

The equity swaps in which a Fund may invest involve agreements with a counterparty. The return to a Fund on any equity swap contract will be the total return on the notional amount of the contract as if the amount were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. A Fund will only enter into an equity swap contract on a net basis, i.e., the two parties’ obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The subadvisor that enters into the swap agreement will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

The Advisor and the Trust do not believe that a Fund’s obligations under swap contracts are senior securities and, accordingly, the Funds will not treat them as being subject to their borrowing or senior securities restrictions. However, the net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess amount will be segregated on the books of the Custodian in accordance with SEC positions. To the extent that a Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to the Fund’s overall limit on illiquid investments of 15% of the Fund’s net assets.

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Futures

A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices, and foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.

When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a “variation margin” may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. A Fund also may effect futures transactions through futures commission merchants that are affiliated with the Advisor, a subadvisor, or the Fund in accordance with procedures adopted by the Board.

A Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, a Fund may sell stock index futures in anticipation of, or during, a market decline to attempt to offset the decrease in the market value of the Fund’s common stocks that might otherwise result, and a Fund may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

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While futures contracts generally provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

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A Fund may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest, or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the Fund’s portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

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To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts, or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates that would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that the Fund has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund has insufficient cash, the Fund may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Options

A Fund may purchase and write call or put options on foreign or U.S. securities and indices and enter into related closing transactions. A Fund also may purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

A Fund may invest in options that either are listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund’s ability to effectively hedge its securities. A Fund will only invest in such options to the extent consistent with its 15% limitation on investments in illiquid securities.

Purchasing Call Options—A Fund may purchase call options on securities. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter its portfolio characteristics and modify its portfolio maturities without incurring the cost associated with transactions.

A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although a Fund generally will purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in

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which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.

Covered Call Writing—A Fund may write covered call options from time to time on such portions of its portfolio, without limit, as a subadvisor determines is appropriate in seeking to achieve the Fund’s investment objective. The advantage to a Fund of writing covered calls is that the Fund receives a premium, which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period for a covered call option, the writer may be assigned an exercise notice by the broker-dealer through which such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions ordinarily will be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss also may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security, plus the amount of the premium on the option less the commission paid.

A Fund will write call options only on a covered basis. A call option written by a Fund is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written, or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in Segregated Assets in a segregated account with the Custodian.

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Purchasing Put Options—A Fund also may purchase put options. A Fund will, at all times during which it holds a put option, own the security covered by such option.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Funds intend to purchase put options, at the discretion of the subadvisors, in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The ability to purchase put options will allow a Fund to protect unrealized gains in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

A Fund may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates the Fund’s position by selling an option of the same series as the option previously purchased.

Writing Put Options—A Fund also may write put options on a secured basis, which means that a Fund will maintain in a segregated account with the Custodian Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market prices of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where a subadvisor wishes to purchase the underlying security for a Fund’s portfolio at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price the Fund is willing to pay.

Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after the Fund has been notified of the exercise of the option.

Index Options

A Fund may purchase exchange-listed call options on stock and fixed income indices, and sell such options in closing sale transactions for hedging purposes. A Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. A Fund also may purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase, pending its ability to invest in such securities.

In addition, a Fund may purchase put options on stock and fixed income indices, and sell such options in closing sale transactions. A Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on

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market segments may be bought to protect a Fund from a decline in value of heavily weighted industries in the Fund’s portfolio. Put options on stock and fixed income indices also may be used to protect a Fund’s investments in the case of one or more major redemptions.

A Fund also may write (sell) put and call options on stock and fixed income indices. While the option is open, a Fund will maintain a segregated account with the Custodian in an amount equal to the market price of the option.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in U.S. dollars times a specified multiplier (the “multiplier”). The indices on which options are traded include both U.S. and non-U.S. markets.

Special Risks of Options on Indices

A Fund’s purchase of options on indices will subject it to the risks described below.

Because the value of an index option depends upon movements in the level of the index, rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices is subject to a subadvisor’s ability to predict correctly the direction of movements in the market generally or in a particular industry or market segment. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted, causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, the Fund runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall “out-of-the-money,” a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

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Rule 144A and Illiquid Securities

A Fund may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional investors.

The Board has instructed each subadvisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A for a Fund: (i) the security can be sold within seven days at approximately the same amount at which the security is valued by the Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period the security is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a “regular way” for the type of security at issue; and (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the 1940 Act, there is a sufficient market of “qualified purchasers” (as defined in the 1940 Act) to assure that the security will remain marketable throughout the period the security is expected to be held by the Fund. Though the Board delegates the day-to-day functions to the Funds’ subadvisors, the Board will continue to monitor and periodically review the subadvisors’ selections of Rule 144A securities, as well as the subadvisors’ determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the subadvisor will continue to monitor the liquidity of that security to ensure that the Fund has no more than 15% of its net assets in illiquid securities.

A Fund will limit its investments in securities that the Fund is restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Fund’s net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to policies and procedures adopted by the Board, which include continuing oversight by the Board.

If a subadvisor determines that a security purchased for a Fund in reliance on Rule 144A that was previously determined to be liquid, is no longer liquid and, as a result, the Fund’s holdings of illiquid securities exceed the Fund’s 15% limitation on investments in such securities, the subadvisor will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation, including disposing of illiquid assets, which may include such Rule 144A securities.

Investment Company Securities

Securities of other investment companies may be acquired by a Fund to the extent that such purchases are consistent with the Fund’s investment objective and restrictions and are permitted under the 1940 Act. The 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. Certain

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exceptions to these limitations may apply. As a shareholder of another investment company, a Fund would bear, along with the investment company’s other shareholders, the Fund’s pro rata portion of the investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses that the Fund would bear in connection with its own operations.

Issuer Location

A Fund considers a number of factors to determine whether an investment is tied to a particular country, including whether: the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in, a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

Short Sales

A Fund may from time to time sell securities short. In the event that a subadvisor anticipates that the price of a security will decline, the Fund may sell the security short and borrow the same security from a broker or other institution to complete the sale. A Fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include the risk that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a Fund may be unable to replace a borrowed security sold short.

When-Issued Securities

A Fund may purchase securities offered on a “when-issued” or “forward delivery” basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining its net asset value. The market value of a when-issued or forward delivery security may be more or less than the purchase price. The Trust and the Advisor do not believe that a Fund’s net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Custodian will maintain Segregated Assets equal in value to commitments for when-issued or forward delivery securities. The Segregated Assets maintained by a Fund with respect to any when-issued or forward delivery securities shall be liquid, unencumbered, and marked-to-market daily, and such Segregated Assets shall be maintained in accordance with pertinent SEC positions.

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Exchange-Traded Funds (“ETFs”)

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Subject to the limitations on investment in investment company securities and a Fund’s own investment objective, each Fund may invest in ETFs that currently are operational and that may be developed in the future. ETFs generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of the Fund’s investment. These securities generally bear certain operational expenses. To the extent that a Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

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Participatory Notes (“Participation Notes”)

A Fund may invest in participation notes. Participation notes are unsecured, bearer securities typically issued by financial institutions, the return of which is generally linked to the performance of the underlying listed shares of a company in an emerging market (for example, the shares in a company incorporated in India and listed on the Bombay Stock Exchange). Participation notes are often used to gain exposure to securities of companies in markets that restrict foreign ownership of local companies.

The terms of participation notes vary widely. Investors in participation notes do not have or receive any rights relating to the underlying shares, and the issuers of the notes may not be obligated to hold any shares in the underlying companies. Participation notes are not currently regulated by the governments of the countries upon which securities the notes are based.

These instruments, issued by brokers with global registration, bear counterparty risk and may bear additional liquidity risk.

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Equity Funds

Equity Securities

A Fund may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities (such as warrants or rights) that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts (together, “Depositary Receipts”). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States.

Convertible Securities

Each Equity Fund, as well as the MGI Core Opportunistic Fixed Income Fund, may invest in convertible securities that generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually

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of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder’s claim on assets and earnings are subordinated to the claims of all creditors, but are senior to the claims of common shareholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations generally are rated below other obligations of the company, and many convertible securities either are rated below investment grade or are not rated. See “Lower Rated Debt Securities” in this SAI.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs, or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing, and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

A shareholder in a Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder’s proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain its exemption from registration under the 1940 Act.

Private Equity Investments in Public Equity

The Funds may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPEs”). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale

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and a Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Fixed Income Funds

Eurodollar Securities

A Fund may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in U.S. dollars.

Lower Rated Debt Securities (MGI Core Opportunistic Fixed Income Fund only)

Fixed income securities rated lower than Baa by Moody’s or BBB by S&P are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities (“lower rated debt securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower rated debt securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations, or similar events. Also, lower rated debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal. Certain convertible securities also may be rated below investment grade. The risks posed by securities issued under such circumstances are substantial.

In the past, the high yields from lower rated debt securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on lower rated debt securities in the future. Issuers of these securities often are highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by an issuer is significantly greater for the holders of lower rated debt securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower rated debt securities will be influenced not only by changing interest rates, but also by the bond market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated debt securities may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates. Especially at such times, trading in the secondary market for lower rated debt securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated debt securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market

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and purchasers of lower rated debt securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated debt securities’ prices may become more volatile and the Fund’s ability to dispose of particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, may be adversely affected.

Lower rated debt securities frequently have call or redemption features that would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

Besides credit and liquidity concerns, prices for lower rated debt securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings, such as takeovers or mergers. Such legislation could significantly depress the prices of outstanding lower rated debt securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including risk of untimely interest and principal payment, default, price volatility and may present problems of liquidity, valuation, and currency risk.

Inflation Protected Securities

Inflation protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation protected securities include Treasury Inflation Protected Securities (“TIPS”), which are securities issued by the U.S. Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Other issuers of inflation protected debt securities include other U.S. government agencies or instrumentalities, corporations, and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Pay-In-Kind Bonds

A Fund may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life

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of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

Mortgage-Backed Securities, Mortgage Pass-Through Securities, and Collateralized Mortgage Obligations (“CMOs”)

A Fund also may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. A Fund also may invest in debt securities that are secured with collateral consisting of mortgage-backed securities, such as CMOs, and in other types of mortgage-related securities.

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The principal issuers of mortgage-related securities are Ginnie Mae, Fannie Mae, and Freddie Mac. The type of government guarantees, if any, supporting mortgage-related securities depends on the issuers of the securities. The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae is backed by Ginnie Mae and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of Fund shares. Also, securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not “full faith and credit” obligations. Certain obligations, such as those issued by the Federal Home Loan Bank, are supported by the issuer’s right to borrow from the U.S. Treasury, while others, such as those issued by Fannie Mae, are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities and reduce returns. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

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Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing, or foreclosure, net of fees or costs that may be incurred. Some mortgage-backed securities (such as securities issued by Ginnie Mae) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

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Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Fund receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the “accrued market discount.” Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to their face value will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Fund may elect to accrue market discount or amortize premium notwithstanding the amount of principal received. Such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, a subadvisor determines that the securities meet a Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.

A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae and their income streams.

CMOs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs. For federal income tax purposes, a Fund will be required to accrue income on CMOs using the “catch-up” method, with an aggregate prepayment assumption.

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Dollar Rolls

A Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. A Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. A Fund also could be compensated through receipt of fee income. The Funds intend to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board, or with member banks of the Federal Reserve. The Trust does not believe a Fund’s obligations under dollar rolls are senior securities and accordingly, the Funds, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to their respective borrowing or senior securities restrictions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

To-Be-Announced Securities

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A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools that will constitute that Ginnie Mae pass-through security to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. A Fund and the seller would agree upon the issuer, interest rate, and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages maybe less favorable than anticipated by the Fund.

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Other Mortgage-Backed Securities

The Advisor and the subadvisors expect that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor and the subadvisors will, consistent with each Fund’s investment objective, policies, and quality standards, consider the appropriateness of making investments in such new types of mortgage-related securities.

Asset-Backed Securities

A Fund may invest a portion of its assets in debt obligations known as “asset-backed securities.” Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding

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automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans, and leases).

The credit quality of asset-backed securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, a Fund will be required to accrue income on pay-through asset-backed securities using the “catch-up” method, with an aggregate prepayment assumption.

The credit quality of asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets that, in turn, may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as “pass-through certificates” or “collateralized obligations.”

Due to the shorter maturity of the collateral backing asset-backed securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

The MGI Core Opportunistic Fixed Income Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and other similarly structured securities. CDOs and CBOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of below investment grade fixed income securities. CDOs may charge management fees and administrative expenses. In addition to the normal risks

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associated with fixed income securities discussed elsewhere in this SAI and the Funds’ Prospectuses (i.e., credit risk and interest rate risk), CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the securities may produce unexpected investment results.

Equipment Trust Certificates

A Fund may invest in equipment trust certificates. The proceeds of such certificates are used to purchase equipment, such as railroad cars, airplanes, or other equipment, which in turn serve as collateral for the related issue of certificates. The equipment subject to a trust generally is leased by a railroad, airline, or other business, and rental payments provide the projected cash flow for the repayment of equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

Zero Coupon and Delayed Interest Securities

A Fund may invest in zero coupon or delayed interest securities, which pay no cash income until maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity or cash payment date. The market prices of zero coupon and delayed interest securities generally are more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as the zero coupon convertible securities usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRS”) and Certificate of Accrual on Treasuries (“CATS”). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer

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securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

The Federal Reserve program as established by the U.S. Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

Structured Notes

Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate, or value at maturity of a specific asset, reference rate, or index (the “reference instrument”) or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes also may be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Foreign Securities(Applicable to Funds other than the MGI US Short Maturity Fixed Income Fund, as described in the Prospectuses)

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds’ Prospectuses, which are not typically associated with investing in U.S. issuers. Since the securities of foreign companies are frequently denominated in foreign currencies, and since the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts, futures, options, and interest rate swaps

22

in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

Forward Foreign Currency Contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values.

The Funds will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund’s custodian or sub-custodian will place Segregated Assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consummation of such forward contracts. If the additional Segregated Assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

Non-Deliverable Forwards

The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may

23

be delayed in, or prevented from, obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. The Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political, and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

Options on Foreign Currencies

The Funds may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage their exposure to changes in currency exchange rates. The Funds also may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the U.S. dollar price of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the U.S. dollar price of such securities, the Fund may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Fund to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options, which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of the Fund’s portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency

24

which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates.

The Funds also may engage in options transactions for non-hedging purposes. A Fund may use options transactions to gain exposure to a currency when a subadvisor believes that exposure to the currency is beneficial to the Fund but believes that the securities denominated in that currency are unattractive.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in Segregated Assets in a segregated account with its custodian bank.

With respect to writing put options, at the time the put is written, the Fund will establish a segregated account with its custodian bank consisting of Segregated Assets in an amount equal in value to the amount the Fund will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Fund has purchased a closing put of the same series as the one previously written.

Other Investments (Applicable to All Funds)

The Board may, in the future, authorize a Fund to invest in securities other than those listed in this SAI and in the Prospectuses, provided such investment would be consistent with the Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to a Fund only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results

25

from a relative change in values or from a change in a Fund’s total assets will not be considered a violation. Each Fund may not:

(i)	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;
(ii)	Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices, or any other financial instruments, and may purchase and sell options on such futures contracts;
(iii)	Issue securities senior to the Fund’s presently authorized shares of beneficial interest, to the extent such issuance would violate applicable law;
(iv)	Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan;
(v)	Borrow money to the extent such borrowing would violate applicable law;
(vi)	Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies, or securities of other investment companies); and
(vii)	Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

MANAGEMENT OF THE TRUST

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Funds.


The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Advisor, are listed below. The address of each executive officer of the Trust, other than Mr. Goldenberg, is 99 High Street, Boston, Massachusetts 02110. The address of Mr. Goldenberg is 1166 Avenue of the Americas, New York, New York 10036.


26

Independent Trustees


		Term of		Number of
		Office(1)		Portfolios
		and		in Fund	Other
	Position(s)	Length of	Principal	Complex*	Directorships
Name, Address	Held with	Time	Occupation(s) During	Overseen	Held by
and Age	Trust	Served	Past 5 Years	by Trustee	Trustee

Harrison M. Bains, Jr.	Chairman	Chairman	Mr. Bains is retired.	7	Mr. Bains is a
99 High Street	and Trustee	since			director of BG
Boston, MA 02110		2009;			Medicine, Inc.
(66)		Trustee
since
2005

Adela M. Cepeda	Trustee	Since	Ms. Cepeda is Founder	7	Ms. Cepeda is
A.C. Advisory, Inc.		2005	and President of A.C.		a director of
161 No. Clark Street			Advisory, Inc. (a		The UBS
Suite 4975			financial advisory firm)		Funds, UBS
Chicago, IL 60601			since 1995.		Relationship
(51)					Funds, Fort
Dearborn
Income
Securities,
Inc., SMA
Relationship
Trust, Consulting Group
Capital Markets
Funds, and the
Amalgamated
Bank of
Chicago.
Gail A. Schneider	Trustee	Since	Ms. Schneider is a self-	7	None
99 High Street		2009	employed consultant
Boston, MA 02110			since 2007. From 2002
(60)			to 2007, Ms. Schneider
was retired.

27


Interested Trustee

Phillip J. de Cristo**	Trustee,	Since	Mr. de Cristo is	7	None
(48)	President	2006	President, Investments
	and Chief		at Mercer since 2008.
	Executive		Mr. de Cristo was
	Officer		President of Mercer
			Global Investments,
			Inc. from 2006 to 2008.
			Prior to 2006, Mr. de
			Cristo was a managing
			director for Fidelity
			Pension Management, a
			division of Fidelity
			Investments and part of
			the international arm of
			Fidelity Investments.
(1)	Each Trustee holds office for an indefinite term.
*	The “Fund Complex” consists of the Trust, which has seven portfolios.
**	Mr. de Cristo is considered to be an “interested person,” as defined in the 1940 Act, of the Trust due to his relationship with the Advisor.

Officers

The executive officers of the Trust not named above are:


Name and Age	Position(s) Held with the Trust	Term of Office+ and Length of Time Served	Principal Occupation(s) During Past 5 Years

Denis Larose	Vice	Since 2007	Mr. Larose is Chief Investment Officer, Mercer Global
(48)	President		Investments, Inc., since 2007. He is Chief Investment
	and Chief		Officer, Mercer Global Investments Canada Limited,
	Investment		since 2006. Mr. Larose was Chief Investment Officer of
	Officer		Colleges of Applied Arts & Technology Pension Plan
from 2004 to 2006.

Kenneth Crotty	Vice	Since 2008	Mr. Crotty is the President and Head of the U.S.
(48)	President		investment management business of Mercer Global
Investments, Inc. since 2008 and the Global Chief
Operating Officer of Mercer Global Investments, Inc.
since 2006. He is also the
Global Chief Operating Officer for Mercer
Global Investments, Inc.’s combined investment
consulting and management businesses since 2008.
Mr. Crotty was a consultant for UPromise Investments
from 2005 to 2006, and Chief Operating Officer –
Institutional Business of Putnam Investments from 2001
to 2005.

28


Name and Age	Position(s) Held with the Trust	Term of Office+ and Length of Time Served	Principal Occupation(s) During Past 5 Years

Richard S. Joseph	Vice	Since 2005	Mr. Joseph is Chief Operating Officer, Mercer Global
(44)	President,		Investments, Inc. since 2005.
Treasurer,
and
Principal
Accounting
Officer

Scott M. Zoltowski	Vice	Since 2008	Mr. Zoltowski is Chief Counsel – Investments, for
(40)	President,		Mercer Global Investments, Inc. and Mercer Investment
	Chief Legal		Consulting, Inc. Mr. Zoltowski was Senior Counsel and
	Officer, and		Vice President for State Street Global Advisors (2006-
	Secretary		2008) and State Street Bank and Trust Company (2004-
2006).

David M. Goldenberg	Vice	Since 2005	Mr. Goldenberg is General Counsel of Mercer (US) Inc.
(42)	President		since 2005. He was Chief Counsel of Mercer Global
	and		Investments, Inc. from August 2004 to December 2005;
	Assistant		and a Director of Mercer Trust Company from
	Secretary		December 2004 to September 2005. From 2005 to 2006,
Mr. Goldenberg was Chief Compliance Officer of
Mercer Global Investments, Inc.

Christopher A. Ray	Vice	Since 2006	Mr. Ray is a Vice President and Portfolio Manager of
(46)	President		Mercer Global Investments, Inc. since 2005. From 1986
to 2005, Mr. Ray held several positions with Putnam
Investments, including senior vice president, consultant
relations manager, and fixed income portfolio manager.

Ian Dillon	Vice	Since 2008	Mr. Dillon is a Portfolio Manager and Principal of
(42)	President		Mercer Global Investments Canada Limited since 2006.
From 2004 to 2006, Mr. Dillon was Chief Investment
Strategist of Altamira Financial Services, Ltd.

Martin J. Wolin	Vice	Since 2006	Mr. Wolin is the Chief Compliance Officer for Mercer
(41)	President		Global Investments, Inc. in North America and Mercer
	and Chief		Investment Consulting since 2006. From 2001 to 2006,
	Compliance		Mr. Wolin was Chief Compliance Officer of Pioneer
	Officer		Investments’ U.S. investment management and mutual
funds business.

+ Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Share Ownership

The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each Trustee as of December 31, 2008:

29


Aggregate Dollar Range of Equity
Securities in all Registered
Investment Companies Overseen
	Dollar Range of Equity	by the Trustee in the Family
Name of Trustee	Securities in the Funds	of Investment Companies

Independent Trustees

Harrison M. Bains, Jr.	None	None
Adela M. Cepeda	None	None
Gail A. Schneider	None	None

Interested Trustee

Phillip J. de Cristo	None	None

As of June 30, 2009, the Trustees did not own any securities issued by the Advisor, the Distributor, or a subadvisor, or any company controlling, controlled by, or under common control with the Advisor, the Distributor, or a subadvisor.


TRUSTEES’ COMPENSATION


The following table sets forth the compensation earned by the Trustees for the Trust’s fiscal year ended March 31, 2009:


		Pension or	Total
	Annual	Retirement	Compensation
	Aggregate	Benefits Accrued	From the Trust and
	Compensation	As Part of Fund	Fund Complex
Name	From the Trust	Expenses	Paid to Trustees

Independent Trustees

Harrison M. Bains, Jr.	$ 36,000	None	$ 36,000
Adela M. Cepeda	$ 38,500	None	$ 38,500
Gail A. Schneider	$ 6,513	None	$ 6,513
Robert L. Ash*	$ 29,375	None	$ 29,375

Interested Trustee

Phillip J. de Cristo	None	None	None

Effective January 9, 2009, Mr. Ash ceased serving as a Trustee of the Trust. Ms. Schneider began serving as a
Trustee on March 16, 2009.

No officer of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust. The Trust pays each Trustee who is not affiliated with the Advisor an annual retainer of $20,000. In addition to the retainer, the Trust pays each Trustee who is not affiliated with the Advisor $2,500 per in-person meeting attended, and $2,500 or $500 per telephonic meeting attended (depending on the nature and scope of the telephonic meeting). On an annual basis, the Trust also pays the Chairperson of the Board $10,000, the Chairperson of the Audit Committee $5,000, and the members of the Audit

30

Committee $2,500. The Trust also reimburses each Trustee and officer for out-of-pocket expenses incurred in connection with travel to and attendance at Board meetings.

Board Committees


Ms. Cepeda, Mr. Bains, and Ms. Schneider sit on the Trust’s Audit Committee, and Ms. Cepeda is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) select, oversee, and set the compensation of the Trust’s independent registered public accounting firm; (ii) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) oversee the quality and objectivity of each Fund’s financial statements and the independent audit(s) thereof; and (iv) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. During the fiscal year ended March 31, 2009, the Audit Committee met two times.

Ms. Cepeda, Mr. Bains and Ms. Schneider sit on the Trust’s Nominating and Governance Committee. Ms. Schneider is the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) periodically review Independent Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iii) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments and periodically review the responsibilities and need for all committees of the Board.

While the Nominating and Governance Committee is solely responsible for the selection and nomination of Trustee candidates, the Nominating and Governance Committee may consider nominees recommended by Fund shareholders. The Nominating and Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o Mercer Global Investments, Inc., 99 High Street, Boston, MA 02110. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating and Governance Committee. During the fiscal year ended March 31, 2009, the Nominating and Governance Committee met three times.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the 1940 Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust. As of June 30, 2009, no persons owned beneficially more than 25% of the voting securities of the Trust.

As of June 30, 2009, the Trustees and officers of the Trust, as a group, did not own 1% or more of any class of equity securities of any of the Funds.


31


As of June 30, 2009, the persons listed in the table below owned, beneficially or of record, 5% or more of a class of equity securities of the respective Funds. The address for each of the principal holders identified below is: Attn: Jeremy France, 99 High Street, Boston, Massachusetts 02110.


			Percentage of
			the
			Outstanding
		Number of	Shares of the
Fund/Class of Shares	Principal Holders of Securities	Shares Held	Class

MGI US Large Cap Growth Equity Fund	MGI Collective Trust:	37,657,463.004	95.99%
Class Y-3	MGI US Large Cap Growth Equity Portfolio

MGI US Large Cap Value Equity Fund	MGI Collective Trust:	48,624,329.166	96.28%
Class Y-3	MGI US Large Cap Value Equity Portfolio

MGI US Small/Mid Cap Growth Equity	MGI Collective Trust:	19,393,452.945	95.59%
Fund	MGI US Small/Mid Cap Growth Equity
Class Y-3	Portfolio

MGI US Small/Mid Cap Value Equity Fund	MGI Collective Trust:	22,097,244.084	95.78%
Class Y-3	MGI US Small/Mid Cap Value Equity
	Portfolio

MGI Core Opportunistic Fixed Income Fund	MGI Collective Trust:	43,170,609,971	89.61%
Class Y-3	MGI Core Opportunistic Fixed Income
	Portfolio

MGI Core Opportunistic Fixed Income Fund	Adena Health System Board Designated	2,488,894.787	5.17%
Class Y-3	Assets

MGI US Short Maturity Fixed Income Fund	Southern Ohio Medical Center	2,193,315.185	99.46%
Class Y-3	Funded Depreciation

MGI Non-US Core Equity Fund	MGI Collective Trust:	78,574,377.917	98.03%
Class Y-3	MGI Non-US Core Equity Portfolio

INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING, AND OTHER SERVICE ARRANGEMENTS

Investment Advisor


Mercer Global Investments, Inc. (the “Advisor”), a Delaware corporation located at 99 High Street, Boston, Massachusetts 02110, serves as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. The Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) with the SEC.


The Advisor provides investment advisory services to each Fund pursuant to the Investment Management Agreement, dated July 1, 2005, between the Trust and the Advisor (the “Management Agreement”). Pursuant to the Management Agreement, the Trust employs the Advisor generally to manage the investment and reinvestment of the assets of the Funds. In so doing, the Advisor may hire one or more subadvisors for each Fund to carry out the investment program of the Fund (subject to the approval of the Board). The Advisor continuously reviews,

32

supervises, and (where appropriate) administers the investment programs of the Funds. The Advisor furnishes periodic reports to the Board regarding the investment programs and performance of the Funds.

The Advisor is responsible for paying its expenses. The Trust pays the following expenses: the maintenance of its corporate existence; the maintenance of its books, records, and procedures; dealing with shareholders of the Funds; the payment of dividends; transfer of stock, including issuance, redemption, and repurchase of shares; preparation and filing of such forms as may be required by the various jurisdictions in which the Funds’ shares may be sold; preparation, printing, and mailing of reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and state and federal registration fees.

Pursuant to the Management Agreement, each Fund pays the Advisor a fee for managing the Fund’s investments that is calculated as a percentage of the Fund’s assets under management. The table below provides the total advisory fee payable by each Fund:

	Investment Advisory Fee*
Funds
	Assets up to	Assets in excess of
	$750 million	$750 million
MGI US Large Cap Growth Equity Fund	0.55%	0.53%
MGI US Large Cap Value Equity Fund	0.53%	0.51%
MGI US Small/Mid Cap Growth Equity Fund	0.90%	0.90%
MGI US Small/Mid Cap Value Equity Fund	0.90%	0.90%
MGI Non-US Core Equity Fund	0.75%	0.73%
MGI Core Opportunistic Fixed Income Fund	0.35%	0.33%
MGI US Short Maturity Fixed Income Fund	0.25%	0.23%

*	Consists of the total advisory fee payable by the Funds to the Advisor. The Advisor is responsible for paying the subadvisory fees.

For the prior three fiscal years, each Fund accrued and paid to the Advisor the following investment advisory fees:


Fiscal year ended March 31, 2007

	Gross Advisory	Net Advisory	Fund Expenses
	Fees Earned by	Fees Paid After	Waived/Reimbursed
Funds	the Advisor	Fee Waiver	by the Advisor

MGI US Large Cap Growth Equity Fund	$ 1,277,927	$ 864,864	$ 413,063
MGI US Large Cap Value Equity Fund	$ 1,275,011	$ 872,974	$ 402,037
MGI US Small/Mid Cap Growth Equity Fund	$ 899,852	$ 669,100	$ 230,752
MGI US Small/Mid Cap Value Equity Fund	$ 815,810	$ 589,089	$ 226,721
MGI Non-US Core Equity Fund	$ 1,977,119	$ 1,342,396	$ 634,723
MGI Core Opportunistic Fixed Income Fund	$ 1,156,833	$ 550,421	$ 606,412
MGI US Short Maturity Fixed Income Fund	$ 46,785	$(80,677)	$ 127,462

33

Fiscal year ended March 31, 2008

	Gross Advisory	Net Advisory	Fund Expenses
	Fees Earned by	Fees Paid After	Waived/Reimbursed
Funds	the Advisor	Fee Waiver	by the Advisor

MGI US Large Cap Growth Equity Fund	$ 1,990,213	$ 1,580,167	$ 409,956
MGI US Large Cap Value Equity Fund	$ 1,883,244	$ 1,461,577	$ 421,667
MGI US Small/Mid Cap Growth Equity Fund	$ 1,415,765	$ 1,185,519	$ 230,246
MGI US Small/Mid Cap Value Equity Fund	$ 1,224,168	$ 1,016,573	$ 207,595
MGI Non-US Core Equity Fund	$ 4,340,154	$ 3,537,952	$ 802,202
MGI Core Opportunistic Fixed Income Fund	$ 1,724,520	$ 1,164,140	$ 560,380
MGI US Short Maturity Fixed Income Fund	$ 154,357	$ 49,080	$ 105,277


Fiscal year ended March 31, 2009

	Gross Advisory	Net Advisory	Fund Expenses
	Fees Earned by	Fees Paid After	Waived/Reimbursed
Funds	the Advisor	Fee Waiver	by the Advisor

MGI US Large Cap Growth Equity Fund	$ 1,923,750	$ 1,637,740	$ 286,010
MGI US Large Cap Value Equity Fund	$ 1,797,352	$ 1,478,648	$ 318,704
MGI US Small/Mid Cap Growth Equity Fund	$ 1,302,225	$ 1,089,066	$ 213,159
MGI US Small/Mid Cap Value Equity Fund	$ 1,235,691	$ 1,021,175	$ 214,516
MGI Non-US Core Equity Fund	$ 4,079,301	$ 3,378,123	$ 701,178
MGI Core Opportunistic Fixed Income Fund	$ 1,570,487	$ 1,106,308	$ 464,179
MGI US Short Maturity Fixed Income Fund	$ 119,902	$ 37,586	$ 82,316
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Subadvisors and Portfolio Managers

The Advisor has entered into a Subadvisory Agreement with each subadvisor. Each subadvisor makes day-to-day investment decisions for the portion of assets of the particular Fund that are allocated to the subadvisor.

The Advisor recommends subadvisors for each Fund to the Board based upon the Advisor’s continuing quantitative and qualitative evaluation of each subadvisor’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Funds are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a subadvisor, and the Advisor does not expect to recommend frequent changes of subadvisors.

The subadvisors have discretion, subject to oversight by the Board and the Advisor, to purchase and sell portfolio assets, consistent with the subadvisors’ respective Funds’ investment objectives, policies, and restrictions, and specific investment strategies developed by the Advisor.

Generally, no subadvisor provides any services to any Fund except asset management and related administrative and recordkeeping services. However, a subadvisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

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The subadvisors also provide investment management and/or subadvisory services to other mutual funds and may also manage other pooled investment vehicles or other private investment accounts. Although investment decisions for a Fund are made independently from those of other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions are made for a Fund.

Information about each portfolio manager’s compensation and the other accounts managed by the portfolio manager is included in Appendix C to this SAI. As of the date of this SAI, none of the portfolio managers owned any shares in any of the Funds.

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INTECH Investment Management LLC (“INTECH”), 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, serves as a subadvisor to the MGI US Large Cap Growth Equity Fund. INTECH is an indirect subsidiary of Janus Capital Group Inc., which owns a 91.5% interest in INTECH. INTECH employees own the remaining 8.5%. INTECH is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act.

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Sands Capital Management, LLC (“Sands Capital”), 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209, serves as a subadvisor to the MGI US Large Cap Growth Equity Fund. Sands Capital is a Delaware limited liability company that is privately owned by its members and registered as an investment adviser under the Advisers Act.

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Winslow Capital Management, Inc. (“Winslow”), 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as a subadvisor to the MGI US Large Cap Growth Equity Fund. Winslow is registered as an investment adviser under the Advisers Act and, on December 26, 2008, became a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Nuveen Investments is a subsidiary of a holding company formed by equity investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity firm. MDP is considered a “control person” of Winslow under the Advisers Act and an “affiliate” of Winslow under the 1940 Act.

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Numeric Investors LLC (“Numeric”), 470 Atlantic Avenue, 6th Floor, Boston, Massachusetts 02210, serves as a subadvisor to the MGI US Large Cap Value Equity Fund. Numeric is a Delaware limited liability company. Numeric is wholly-owned by Numeric Midco LLC, which is wholly-owned by Numeric Holdings LLC, both Delaware limited liability companies. Numeric Holdings LLC is owned by certain senior employees and a private equity partner, TA Associates. TA Associates has warrants, which, if exercised, would result in TA Associates’ ownership of approximately 50% of the holding company that owns Numeric.

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Eaton Vance Management (“Eaton Vance”), Two International Place, Boston, Massachusetts 02110, serves as a subadvisor to the MGI US Large Cap Value Equity Fund. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held company. Eaton Vance is registered as an investment adviser under the Advisers Act.

Robeco Investment Management, Inc. (“RIM”), 909 Third Avenue, New York, New York 10022, serves as a subadvisor to the MGI US Large Cap Value Equity Fund. RIM is a wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”), a Dutch investment management firm headquartered in Rotterdam, the Netherlands. Robeco is 100% owned by Rabobank Nederland,

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a cooperative bank that is owned by a large number of local banks in the Netherlands. RIM is registered as an investment adviser under the Advisers Act.

Westfield Capital Management Company, L.P. (“Westfield”), One Financial Center, 24th Floor, Boston, Massachusetts, 02111, serves as a subadvisor to the MGI US Small/Mid Cap Growth Equity Fund. Westfield is a partnership jointly owned by its management team owners and by Boston Private Financial Holdings, Inc., a publicly traded company listed on NASDAQ. Westfield is a Delaware limited partnership that is registered as an investment adviser under the Advisers Act.

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Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, 32nd Floor, New York, New York 10005, serves as a subadvisor to the MGI US Small/Mid Cap Growth Equity Fund. GSAM is an affiliate of Goldman, Sachs & Co. and is registered as an investment adviser under the Advisers Act.

Tygh Capital Management, Inc. (“Tygh Capital”), 1211 SW Fifth Avenue, Portland, Oregon 97204, serves as a subadvisor to the MGI US Small/Mid Cap Growth Equity Fund. Tygh Capital is an Oregon corporation that is 100% owned by its employees and is registered as an investment adviser under the Advisers Act.

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830, serves as a subadvisor to the MGI US Small/Mid Cap Value Equity Fund. AQR is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act.

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NWQ Investment Management Company, LLC (“NWQ”), 2049 Century Park East, 16th Floor, Los Angeles, California 90067, serves as a subadvisor to the MGI US Small/Mid Cap Value Equity Fund. NWQ is a subsidiary of Nuveen Investments. On November 13, 2007, Nuveen Investments was acquired by investors led by MDP, which is a private equity investment firm based in Chicago, Illinois.

River Road Asset Management, LLC (“River Road”), 462 South Fourth Street, Suite 1600, Louisville, Kentucky 40202, serves as a subadvisor to the MGI US Small/Mid Cap Value Equity Fund. River Road is employee-owned through River Road Partners, LLC, and is registered as an investment adviser under the Advisers Act.

Systematic Financial Management, L.P. (“Systematic”), 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, New Jersey 07666, serves as a subadvisor to the MGI US Small/Mid Cap Value Equity Fund. Systematic is majority-owned by Affiliated Managers Group, Inc., a publicly traded company, and is registered as an investment adviser under the Advisers Act.

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AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, New York 10105, serves as a subadvisor to the MGI Non-US Core Equity Fund. AllianceBernstein is registered as an adviser under the Advisers Act and is a majority-owned, indirect subsidiary of AXA Financial, Inc., which, in turn, is a wholly-owned subsidiary of AXA Group.

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), 40 Rowes Wharf, Boston, Massachusetts 02110, serves as a subadvisor to the MGI Non-US Core Equity Fund. GMO is a

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Massachusetts limited liability company that is privately held by its members and is registered as an investment adviser under the Advisers Act.

Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, serves as a subadvisor to the MGI Non-US Core Equity Fund. Lazard is registered as an adviser under the Advisers Act and is a wholly-owned subsidiary of Lazard Frères & Co. LLC. Lazard Frères & Co. LLC has one member, Lazard Group LLC, a Delaware limited liability company. Units of Lazard Group LLC are held by Lazard Ltd., a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.

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Morgan Stanley Investment Management, Inc. (“MSIM”), 522 Fifth Avenue, New York, New York 10036, serves as a subadvisor to the MGI Non-US Core Equity Fund. MSIM is a wholly-owned subsidiary of Morgan Stanley, a publicly-traded company, and is registered as an investment adviser under the Advisers Act.

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BlackRock Financial Management, Inc. (“BFM”), 40 East 52nd Street, New York, New York 10022, serves as a subadvisor to the MGI Core Opportunistic Fixed Income Fund. BFM is a wholly-owned subsidiary of BlackRock, Inc., a public company, and is registered as an investment adviser under the Advisers Act.

Western Asset Management Company (“Western”), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a subadvisor to the MGI Core Opportunistic Fixed Income Fund. Western is a wholly-owned subsidiary of Legg Mason, Inc. Western is a California corporation that is registered as an investment adviser under the Advisers Act.

MacKay Shields LLC (“MacKay”), 9 West 57th Street, New York, New York 10019, serves as a subadvisor to the MGI Core Opportunistic Fixed Income. MacKay is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC and is registered as an investment adviser under the Advisers Act.

Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Suite 100, Newport Beach, California 92660, serves as a subadvisor to the MGI Core Opportunistic Fixed Income Fund. PIMCO is a Delaware limited liability company, and is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz”). PIMCO is registered as an investment adviser under the Advisers Act.

Aberdeen Asset Management Inc. (“AAMI”), located at 1735 Market Street, Philadelphia, Pennsylvania 19103, serves as a subadvisor to the MGI US Short Maturity Fixed Income Fund. AAMI is a subsidiary of Aberdeen Asset Management PLC and is registered as an investment adviser under the Advisers Act.

Administrative, Accounting, and Custody Services

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Administrative and Accounting Services. State Street Bank and Trust Company (the “Administrator”), located at 200 Clarendon Street, Boston, Massachusetts 02116, is the administrator of the Funds. As of January 1, 2008, the annual contract rates decreased so that the Funds currently pay the Administrator at the following annual contract rates of the Funds’ average daily net assets for external administrative services: Fund assets up to $20 billion, 0.02

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of 1%, Fund assets in excess of $20 billion and not more than $25 billion, 0.018 of 1%, and Fund assets in excess of $25 billion, 0.016 of 1%. Prior to January 1, 2008, the Funds paid the Administrator at the following annual contract rates of the Funds’ average daily net assets for external administrative services: Fund assets up to $300 million, 0.055 of 1%; and Fund assets in excess of $300 million, 0.050 of 1%. These external administrative services include fund accounting, daily and ongoing maintenance of certain Fund records, calculation of the Funds’ net asset values (the “NAVs”), and preparation of shareholder reports. The table below sets forth the total dollar amounts that each Fund paid to the Administrator and its predecessors for administrative services provided during the fiscal years ended March 31:

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	2007	2008	2009
MGI US Large Cap Growth Equity Fund	$ 173,773	$ 263,864	$ 120,483
MGI US Large Cap Value Equity Fund	$ 158,774	$ 272,693	$ 156,441
MGI US Small/Mid Cap Growth Equity Fund	$ 87,639	$ 135,323	$ 113,837
MGI US Small/Mid Cap Value Equity Fund	$ 89,563	$ 120,819	$ 111,087
MGI Non-US Core Equity Fund	$ 466,510	$ 868,908	$ 731,780
MGI Core Opportunistic Fixed Income Fund	$ 291,630	$ 377,611	$ 259,222
MGI US Short Maturity Fixed Income Fund	$ 36,329	$ 62,692	$ 28,233
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The Advisor provides certain internal administrative services to the Class S, Class Y-1, and Class Y-2 shares of the Funds, for which the Advisor is entitled to receive a fee of 0.15%, 0.10%, and 0.05% of the average daily net assets of the Class S, Class Y-1, and Class Y-2 shares of the Funds, respectively. These internal administrative services include attending to shareholder correspondence, requests, and inquiries, and other communications with shareholders; assisting with exchanges and with the processing of purchases and redemptions of shares; preparing and disseminating information and documents for use by beneficial shareholders; and monitoring and overseeing non-advisory relationships with entities providing services to the Class S, Class Y-1, and Class Y-2 shares, including the transfer agent.

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For the fiscal year ended March 31, 2009, the Funds did not pay any fees to the Advisor for internal administrative services.

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Custody Services. State Street Bank and Trust Company (the “Custodian”), located at 200 Clarendon Street, Boston, Massachusetts 02116, provides custody services for the securities and cash of the Funds. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made, plus a per transaction fee for transactions during the period. The Custodian utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

Principal Underwriting Arrangements

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MGI Funds Distributors, Inc. (the “Distributor”), a Delaware corporation that is a subsidiary of PNC Global Investment Servicing (U.S.) Inc. (“PNC”), located at 760 Moore Road, King of Prussia, PA 19406, acts as the principal underwriter of each class of shares of the Funds pursuant to a Distribution Agreement with the Trust. The Distribution Agreement requires the Distributor to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously.

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Separate plans pertaining to the Class S shares and Class Y-1 shares of the Funds have been adopted by the Trust in the manner prescribed under Rule 12b-1 under the 1940 Act (each, respectively, the “Class S Plan” and the “Class Y-1 Plan,” and collectively, the “Plans”) to compensate persons who provide certain marketing services and shareholder services to shareholders of Class S shares and Class Y-1 shares.

Each Plan provides that each Fund shall pay to the Distributor, the Advisor, or their affiliates a fee in an amount or at a rate not to exceed 0.25% on an annual basis of the average daily net asset value of the Class S shares or Class Y-1 shares, as applicable. The Distributor and the Advisor shall use the fees paid to them under the Plans for marketing activities (“Marketing Services”), which may include, among other things, the preparation and distribution of advertisements, sales literature, and prospectuses and reports used for sales purposes, as well as compensation related to sales and marketing personnel and payments to dealers and others for marketing related services. The fees also may be used to compensate dealers and others that have entered into an agreement with the Distributor or the Advisor for Marketing Services that include attracting shareholders to Class S shares or Class Y-1 shares of a Fund, as applicable.

The fees also may be used to pay authorized persons (the “service providers”) who enter into agreements with the Distributor or the Advisor to provide services to shareholders. For purposes of each Plan, “service activities” include any personal services or account maintenance services, which may include but are not limited to: assisting beneficial shareholders with purchase, exchange, and redemption requests; activities in connection with the provision of personal, continuing services to investors in each Fund; receiving, aggregating, and processing purchase and redemption orders; providing and maintaining retirement plan records; communicating periodically with shareholders and answering questions and handling correspondence from shareholders about their accounts; acting as the sole shareholder of record and nominee for shareholders; maintaining account records and providing beneficial owners with account statements; processing dividend payments; issuing shareholder reports and transaction confirmations; providing sub-accounting services for Class Y-1 shares of a Fund held beneficially (in the case of the Class Y-1 Plan); forwarding shareholder communications to beneficial owners; receiving, tabulating, and transmitting proxies executed by beneficial owners; disseminating information about the Fund; and general account administration activities. A service provider is authorized to pay its affiliates or independent third party service providers for performing service activities consistent with each Plan. The Class S Plan 12b-1 fee may be paid to unaffiliated mutual fund supermarkets that maintain investor accounts and provide shareholder servicing and recordkeeping services for holders of Class S shares.

There is no distribution plan with respect to the Funds’ Class Y-2 shares and Class Y-3 shares, and the Funds pay no distribution fees with respect to the shares of those classes.

Rule 12b-1 requires that: (i) the Board of Trustees receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made; (ii) the Board of Trustees, including a majority of the Independent Trustees, approve all agreements implementing the Plan; and (iii) the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

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For the fiscal year ended March 31, 2009, no payments were made pursuant to the Class S and Class Y-1 Plans.

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Transfer Agency Services

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PNC, located at PO Box 9811, Providence, Rhode Island 02940-8011, serves as the Trust’s transfer agent.

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Independent Registered Public Accounting Firm

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the independent registered public accounting firm for the Trust.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust. Stroock & Stroock & Lavan LLP, New York, New York, is legal counsel to the Independent Trustees.

Codes of Ethics

The Trust, the Advisor and each subadvisor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics apply to the personal investing activities of access persons, as defined by Rule 17j-1, and are designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Under the codes, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and, in certain cases, to pre-clear securities transactions. Copies of each code are on file with the SEC and available to the public.

Proxy Voting Policies

The Board has delegated to the Advisor the responsibility to vote proxies with respect to the portfolio securities held by the Funds. The Advisor, in turn, has delegated to each subadvisor the responsibility to vote proxies with respect to portfolio securities held by the portion of a Fund that the subadvisor advises. The Advisor and each subadvisor have adopted policies and procedures with respect to voting proxies relating to securities held in client accounts for which the Advisor has discretionary authority. You may obtain information regarding how the Advisor and the subadvisors voted proxies on behalf of the Funds relating to portfolio securities during the most recent 12-month (or shorter, as applicable) period ended June 30 (i) without charge, upon request, through the Funds’ website at www.mgifunds.us/proxy; and (ii) on the SEC’s website at http://www.sec.gov or the EDGAR database on the SEC’s website. Appendix B to this SAI contains the proxy voting policies (or summaries thereof) of the Advisor and each subadvisor.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Assets of a Fund are invested by the subadvisor(s) in a manner consistent with the Fund’s investment objective, strategies, policies, and restrictions, as well as with any instructions the Board may issue from time to time. Within this framework, and subject to the oversight of the

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Advisor, the subadvisors are responsible for making all determinations as to the purchase and sale of portfolio securities for a Fund, and for taking all steps necessary to implement securities transactions on behalf of a Fund. When placing orders, the subadvisors will seek to obtain the best net results, taking into account such factors as price (including applicable dealer spread), size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved.

The Advisor, from time to time, may execute trades with certain unaffiliated third-party brokers in connection with the transition of the securities and other assets included in a Fund’s portfolio when there is a change in subadvisors for the Fund or a reallocation of assets among the Fund’s subadvisors. An unaffiliated third-party broker selected by the Advisor or the relevant subadvisor provides execution and clearing services with respect to such trades, as well as transition management support services, and is compensated for such services out of the commissions paid on the trades. All such transactions effected using a transition broker must be accomplished in a manner that is consistent with the Trust’s policy to achieve best net results, and must comply with the Trust’s procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

The Funds have no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities, nor will the Funds purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

For securities traded in the over-the-counter markets, the subadvisors deal directly with the dealers who make markets in these securities, unless better prices and execution are available elsewhere. The subadvisors negotiate commission rates with brokers based on the quality and quantity of services provided in light of generally prevailing rates, and while the subadvisors generally seek reasonably competitive commission rates, a Fund does not necessarily pay the lowest commissions available. The Board periodically reviews the commission rates and allocation of orders.

The table below sets forth the total dollar amounts of brokerage commissions paid by each Fund during the fiscal years ended March 31:

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	2007	2008	2009
MGI US Large Cap Growth Equity Fund	$ 193,376	$ 411,695	$ 453,305
MGI US Large Cap Value Equity Fund	$ 213,740	$ 420,171	$ 732,746
MGI US Small/Mid Cap Growth Equity Fund	$ 267,445	$ 490,532	$ 504,264
MGI US Small/Mid Cap Value Equity Fund	$ 250,268	$ 231,764	$ 356,293
MGI Non-US Core Equity Fund	$ 408,808	$ 741,261	$ 674,106
MGI Core Opportunistic Fixed Income Fund	$ 3,437	$ 31,760	$ 43,004
MGI US Short Maturity Fixed Income Fund	$ 330	$ 0	$ 0
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When consistent with the objectives of best price and execution, business may be placed with broker-dealers who furnish investment research or services to the subadvisors. The commissions on such brokerage transactions with investment research or services may be higher than another broker might have charged for the same transaction in recognition of the value of research or services provided. Such research or services include advice, both oral and in writing, as to the

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value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. In addition, for the Advisor, such research or services may include advice concerning the allocation of assets among subadvisors and the suitability of subadvisors. To the extent portfolio transactions are effected with broker-dealers who furnish research and/or other services to the Advisor or a subadvisor, the Advisor or subadvisor receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. Such research or services provided by a broker-dealer through whom the Advisor or a subadvisor effects securities transactions for a Fund may be used by the Advisor or subadvisor in servicing all of its accounts. In addition, the Advisor or the subadvisor may not use all of the research and services provided by such broker-dealer in connection with the Fund.

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The table below sets forth the total dollar amounts of transactions and related commissions paid by each Fund during the fiscal year ended March 31, 2009 for transactions directed to a broker because of research or services provided by that broker:

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	Amount of Transactions	Commissions Paid
Funds

MGI US Large Cap Growth Equity Fund	$ 17,972,925	$ 21,112
MGI US Large Cap Value Equity Fund	$ 231,997,005	$ 137,450
MGI US Small/Mid Cap Growth Equity Fund	$ 32,920,856	$ 44,914
MGI US Small/Mid Cap Value Equity Fund	$ 20,493,460	$ 23,812
MGI Non-US Core Equity Fund	$ 260,579,263	$ 132,766
MGI Core Opportunistic Fixed Income Fund	$ 0	$ 0
MGI US Short Maturity Fixed Income Fund	$ 0	$ 0
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The same security may be suitable for a Fund, another fund, or other private accounts managed by the Advisor or a subadvisor. Each subadvisor has adopted policies that are designed to ensure that when a Fund and one or more other accounts of the subadvisor simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund and the other accounts. The simultaneous purchase or sale of the same securities by a Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

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For the fiscal year ended March 31, 2009, each Fund acquired securities of the regular brokers or dealers with which the Fund effected transactions, or the parent companies of such brokers or dealers, as described in the table below.

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Broker or Dealer	Value of Securities

MGI US Large Cap Growth Equity Fund

Goldman, Sachs & Co.	$ 561,906
State Street Bank & Trust Co.	$ 55,404
JP Morgan Chase & Co.	$ 1,714,410

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MGI US Large Cap Value Equity Fund

Morgan Stanley & Co., Inc.	$ 1,978,690
Goldman, Sachs & Co.	$ 1,763,961
State Street Bank & Trust Co.	$ 584,820
JP Morgan Chase & Co.	$ 6,499,980
Citigroup Global Markets, Inc.	$ 609,568
Bank of America Corp.	$ 1,354,097
Knight Securities	$ 160,666

MGI Core Opportunistic Fixed Income Fund

Bank of America Corp.	$ 8,813,322
Barclays Capital Inc.	$ 1,406,683
Goldman, Sachs & Co.	$ 3,494,023
JP Morgan Chase & Co.	$ 33,807,113
Morgan Stanley & Co., Inc.	$ 9,522,978
Deutsche Bank	$ 687,669
Credit Suisse First Boston LLC	$ 3,005,997
Citigroup Global Markets, Inc.	$ 5,615,872
UBS Securities	$ 4,654,453
RBS Securities Corp.	$ 391,578

MGI US Short Maturity Fixed Income Fund

JP Morgan Chase & Co.	$ 629,901
Morgan Stanley & Co., Inc.	$ 306,933
Wachovia	$ 600,072
Citigroup Global Markets, Inc.	$ 552,829
Deutsche Bank	$ 331,613

MGI Non-US Core Equity Fund

Deutsche Bank	$ 4,167,727
UBS Securities	$ 1,693,510
Barclays Capital Inc.	$ 1,792,897

Portfolio Turnover
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Each Fund is free to dispose of its portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Fund’s investment objective.

Except as otherwise provided in the Prospectuses, the Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover for each Fund shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year, and as of the end of each of the succeeding eleven months and dividing the sum by 13.

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A high portfolio turnover rate (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and ultimately by the Fund’s shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. The table below sets forth the annualized portfolio turnover rate for each Fund for the fiscal years ended March 31, 2007, 2008, and 2009:

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	2007	2008	2009
MGI US Large Cap Growth Equity Fund	77%	129%	93%
MGI US Large Cap Value Equity Fund	67%	132%[1]	238%[2]
MGI US Small/Mid Cap Growth Equity Fund	77%	95%	170%[3]
MGI US Small/Mid Cap Value Equity Fund	139%	71%[4]	120%[5]
MGI Non-US Core Equity Fund	36%	72%[6]	64%
MGI Core Opportunistic Fixed Income Fund	244%	200%	229%
MGI US Short Maturity Fixed Income Fund	186%	131%	217%[7]
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1	During the fiscal year ended March 31, 2008, a new subadvisor was added to manage an allocated portion of the MGI US Large Cap Value Equity Fund. The variation in the MGI US Large Cap Value Equity Fund’s portfolio rate is due, in significant part, to transactions in the Fund’s portfolio securities effected in connection with this subadvisor addition.
2	During the fiscal year ended March 31, 2009, a new subadvisor was added to manage an allocated portion of the MGI US Large Cap Value Equity Fund, replacing a single subadvisor. The variation in the MGI US Large Cap Value Equity Fund’s portfolio rate is due, in significant part, to transactions in the Fund’s portfolio securities effected in connection with this subadvisor replacement.
3	During the fiscal year ended March 31, 2009, a new subadvisor was added to manage an allocated portion of the MGI US Small/Mid Cap Growth Equity Fund, replacing a single subadvisor. The variation in the MGI US Small/Mid Cap Growth Equity Fund’s portfolio rate is due, in significant part, to transactions in the Fund’s portfolio securities effected in connection with this subadvisor replacement.
4	During the fiscal year ended March 31, 2007, two new subadvisors were added to manage separate allocated portions of the MGI US Small/Mid Cap Value Equity Fund, replacing a single subadvisor that had managed an allocated portion of the Fund since the Fund’s inception. The variation in the MGI US Small/Mid Cap Value Equity Fund’s portfolio turnover rate is due, in significant part, to transactions in the Fund’s portfolio securities effected in connection with these changes in subadvisors.
5	During the fiscal year ended March 31, 2009, two new subadvisors were added to manage separate allocated portions of the MGI US Small/Mid Cap Value Equity Fund, replacing a single subadvisor. The variation in the MGI US Small/Mid Cap Value Equity Fund’s portfolio turnover rate is due, in significant part, to transactions in the Fund’s portfolio securities effected in connection with these changes in subadvisors.
6	The increase in the MGI Non US Core Equity Fund’s portfolio turnover rate for the fiscal year ended March 31, 2008 was the result of the Fund having limited assets during the fiscal year ended March 31, 2007 because it commenced operations on August 17, 2006.
7	The increase in the MGI US Short Maturity Fixed Income Fund’s portfolio turnover rate for the fiscal year ended March 31, 2009 was the result of client rebalancing activity during a highly volatile period for the market.
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Selective Disclosure of Portfolio Holdings

The Advisor and the Board have adopted a Portfolio Holdings Disclosure Policy (the “Policy”) to govern disclosure of information relating to the Funds’ portfolio holdings (“Portfolio

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Holdings”), and to prevent the misuse of material, non-public information, including Portfolio Holdings. Generally, the Policy restricts the disclosure of Portfolio Holdings data to certain persons or entities, under certain conditions, and requires that all shareholders, whether individual or institutional, must be treated in the same manner, as it relates to the disclosure of Portfolio Holdings. In all cases, the Advisor’s Chief Compliance Officer (or his designee) is responsible for authorizing the disclosure of a Fund’s Portfolio Holdings and the Funds do not accept compensation or consideration of any sort in return for the preferential release of Portfolio Holdings information. Any such disclosure is done only if consistent with the anti-fraud provisions of the federal securities laws and the Advisor’s fiduciary duties to its clients, including the Funds. In accordance with the Policy, the Trust’s Chief Compliance Officer must consider whether the disclosure of Portfolio Holdings (1) is in the best interests of the Funds’ shareholders, and (2) presents any conflicts of interest between the Funds’ shareholders, on the one hand, and those of MGI, the principal underwriter, or any affiliated person thereof, on the other. The Trust’s Chief Compliance Officer shall consult, if necessary, with counsel regarding any potential conflicts.

In accordance with the Policy, each Fund will disclose its Portfolio Holdings periodically, to the extent required by applicable federal securities laws. These disclosures include the filing of a complete schedule of each Fund’s Portfolio Holdings with the SEC semi-annually on Form N-CSR, and following the Fund’s first and third fiscal quarters on Form N-Q. These filings are available to the public through the EDGAR Database on the SEC’s Internet website at: http://www.sec.gov.

The Policy provides that a Fund’s Portfolio Holdings information may be released to selected third parties, such as fund rating agencies, information exchange subscribers (and any clients of information exchange subscribers that request Portfolio Holdings information), consultants and analysts, and portfolio analytics providers, only when there is a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality (including appropriate related limitations on trading), either through the nature of their relationship with the Funds or through a confidentiality agreement. A Fund’s Portfolio Holdings information may also be released to a Fund shareholder redeeming securities in-kind (up to seven days prior to making the redemption request).

Pursuant to the Policy, complete Portfolio Holdings information may be released to rating agencies on a monthly basis, no earlier than fifteen days following month-end. The Funds may publish “Portfolio Compositions” on their website on a monthly basis, with at least a fifteen day lag. This information may include Top Ten Holdings and certain other portfolio characteristics.

Under the Policy, the Funds also may share their Portfolio Holdings with certain primary service providers that have a legitimate business need for such information, including, but not limited to, the Custodian, Administrator, proxy voting vendor, and independent registered public accounting firm. The Trust’s service agreements with each of these entities mandate the confidential treatment (including appropriate limitations on trading) of Portfolio Holdings data by each service provider and its employees.

The authorization to disclose the Funds’ Portfolio Holdings—other than through an SEC filing or website posting—must come from the Advisor’s Chief Compliance Officer, the Trust’s Chief Compliance Officer, or a designee of the Trust’s Chief Compliance Officer. Any requests for

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Portfolio Holdings information that fall outside the Policy must be pre-approved, in writing, by the Advisor’s Compliance Department, following consultation, if necessary, with the Trust’s Chief Compliance Officer or outside counsel. The Advisor’s Compliance Department maintains a log of all ad-hoc Portfolio Holdings information that is released. This log is provided to the Trust’s Chief Compliance Officer and the Board, for review and monitoring of compliance with the Policy. The Board periodically reviews the Policy and its operation, including disclosure of Portfolio Holdings to third parties.

CAPITAL STOCK AND OTHER SECURITIES

The Trust currently offers four classes of shares for each Fund: Class S, Class Y-1, Class Y-2, and Class Y-3. Additional classes of shares may be offered in the future. Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value.

Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the Fund and has identical voting, dividend, redemption, liquidation, and other rights and preferences as the other classes of the Fund, except that only holders of Class S shares may vote on any matter affecting the Class S shares. Similarly, only holders of Class Y-1, Y-2, or Y-3 shares may vote on matters that affect only the Class Y-1, Y-2, or Y-3 shares, as applicable. No class may vote on matters that affect only another class.

Under Delaware law, the Trust is not required, and the Trust presently does not intend, to hold regular annual meetings of shareholders. Meetings of the shareholders of one or more of the Funds may be held from time to time to consider certain matters, including changes to a Fund’s fundamental investment policies, changes to the Trust’s investment advisory agreement, and the election of Trustees when required by the 1940 Act.

When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of a Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Fund into a greater or lesser number of shares so affected. In the case of a liquidation of a Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder’s percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by a Fund.

On any matter submitted to a vote of the shareholders, all shares shall be voted separately by individual Fund, except: (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual Fund; and (ii) when the Board has determined that the matter affects the interests of more than one Fund, then the shareholders of all such Funds shall be entitled to vote thereon. The Trustees also may determine that a matter affects only the interests of one or more classes of shares of a Fund, in which case any such matter shall be voted on by such class or classes.

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ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION AND OTHER SERVICES

Additional Exchange and Redemption Information. As discussed in the Prospectuses, eligible shares of a Fund may be exchanged for shares of the corresponding class of another Fund.

A Fund may suspend redemption privileges or postpone the date of payment during any period: (i) when the New York Stock Exchange (“NYSE”) is closed or trading on the NYSE is restricted as determined by the SEC, (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (iii) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder’s cost, depending on the market value of a Fund’s portfolio at the time.

A 2.00% redemption fee payable to the applicable Fund may apply to any shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is intended to offset the trading costs, market impact, and other costs associated with short-term trading into and out of a Fund.

NET ASSET VALUE

Each Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently, the NYSE is open for trading every day except Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor or a subadvisor as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market (“Nasdaq”) normally are valued at the Nasdaq Official Closing Price (“NOCP”); other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below). Investments in investment companies are valued at their net asset value.

The Board has delegated its responsibility of valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable subadvisor) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board. Certain fixed-income securities may be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals

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derived from information concerning the security or similar securities received from a recognized dealer or dealers in those securities. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the Board determines that this does not represent fair value.

The application of fair value pricing represents a good faith determination based on specifically procedures. There can be no assurance that a Fund could obtain the fair value assigned to the security if the Fund were able to sell the security at approximately the time at which the Fund determines its NAV per share.

TAXATION

Distributions

Distributions of Net Investment Income. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which income dividends may be paid to you. Each Fund calculates income dividends and capital gains distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, any income dividends a Fund pays are taxable to you at ordinary income tax rates, except that a portion of the income dividends designated by certain Funds may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates.

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Capital Gains Distributions. A Fund may recognize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions derived from the excess of net short-term capital gains over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gains over net short-term capital loss will be taxable to you as long-term capital gains, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gains realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

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Returns of Capital. If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in the shareholder’s Fund shares and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

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Taxes

Effect of Foreign Withholding Taxes (Applicable to Funds other than the MGI US Short Maturity Fixed Income Fund). A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s income dividends paid to you.

Pass-Through of Foreign Tax Credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than the Fund actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if the Fund makes this election. You should also be aware that use of foreign dividends, designated by the Fund as dividends from qualifying foreign corporations and subject to reduced rates of taxation on qualified dividend income, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that the shareholders should follow to claim these credits on the shareholders’ personal income tax returns.

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Effect of Foreign Debt Investments and Hedging on Distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income for federal income tax purposes by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains, when distributed, are taxable to you as ordinary income, and any losses reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital.

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PFIC Securities. The Funds may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which might be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such

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income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

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Information on the Amount and Tax Character of Distributions. Each Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December to shareholders of record in such month, but paid in January, are taxable to shareholders as if the distributions were paid in December.

Election to be Taxed as a Regulated Investment Company. Each Fund has elected, or intends to elect, to be treated as a regulated investment company under Subchapter M of Code and intends to so qualify during the current fiscal year. As a regulated investment company, a Fund generally is not subject to entity level federal income tax on the income and gains the Fund distributes to you. The Board reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if the Board determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and potentially state corporate taxes on its taxable income and gains, and distributions to you will be treated as taxable dividend income to the extent of such Fund’s earnings and profits.

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In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:

Diversification Test. A Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies), can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities, and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;

Good Income Test. A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s business of investing in such stock, securities, or foreign currencies, and net income derived from an interest in a qualified publicly traded partnership; and

Distribution Requirement. A Fund must distribute to its shareholders at least 90% of the Fund’s investment company taxable income and net tax-exempt income for each of its fiscal years.

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Excise Tax Distribution Requirements. As a regulated investment company, each Fund is required to distribute its income and gains on a calendar year basis, regardless of the Fund’s fiscal year-end, as follows:

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Required Distributions. To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gains net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that the Fund’s distributions will be sufficient to eliminate all taxes.

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Post-October Losses. Because the periods for measuring a regulated investment company’s income are different for excise and income tax purposes, special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a regulated investment company that uses October 31 as the measurement period for paying out capital gains net income, realizes a net capital loss after October 31 and before the close of the regulated investment company’s taxable year, the regulated investment company likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year. Accordingly, a Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year-end of March 31 (“post-October loss”) as occurring on the first day of the following tax year (i.e., April 1).

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Sales, Exchanges, and Redemptions. Sales, exchanges, and redemptions, including redemptions in-kind, of Fund shares, are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Fund, the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long term or short term, generally depending on how long you have owned your shares.

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Redemptions at a Loss within Six Months of Purchase. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash Sales. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

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Cost Basis Reporting. Under the provisions of the Emergency Economic Stabilization Act of 2008, a Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in a Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in a Fund on or after January 1, 2012.

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U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government,

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subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper, and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified Dividend Income for Individuals. For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gains rates. These reduced rates generally are available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. Because dividends from corporations exempt from tax, dividends from PFICs, and dividends paid from interest earned by a Fund on debt securities generally will not qualify for this favorable tax treatment, either none or a nominal portion of the dividends paid by the MGI Non-US Core Equity Fund, MGI Core Opportunistic Fixed Income Fund, and MGI US Short Maturity Fixed Income Fund will qualify for this favorable tax treatment.

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Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired your shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund’s income is from qualified sources, the Fund will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, which otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

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This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by a Fund with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.

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Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. Because income dividends from interest earned on debt securities and dividends paid by foreign corporations are not eligible for the corporate dividends-received deduction, either none or a nominal portion of the dividends paid by the MGI Non-US Core Equity Fund, MGI Core Opportunistic Fixed Income Fund, and MGI US Short Maturity Fixed Income Fund will qualify for this treatment.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period, then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

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Investment in Complex Securities. A Fund may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by a Fund (possibly causing a Fund to sell securities to raise the cash necessary to satisfy distributions) and/or defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax. These rules also could affect whether gain or loss recognized by a Fund is treated as ordinary income or capital gains or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to you by a Fund. For example:

Derivatives. If a Fund is permitted to invest in certain options, futures, forwards, or foreign currency contracts, the Fund could be required to mark-to-market these contracts and recognize for federal income tax purposes any unrealized gains and losses at the Fund’s fiscal year-end, even though the Fund continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gains net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

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Constructive Sales. A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing the Fund to realize gain, but not loss, on the position.

Tax Straddles. A Fund’s investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions

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could cause the Fund to hold offsetting positions in securities. If a Fund’s risk of loss with respect to specific securities its portfolio is substantially diminished by the fact that the Fund holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by the Fund to be deferred for tax purposes.

Securities Purchased at a Discount. A Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up, or payment in-kind bonds, that could require the Fund to accrue and distribute income not yet received. If a Fund invests in these securities, it could be required to sell securities in its portfolio that the Fund otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Securities Lending Transactions. A Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

Convertible Debt. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service might not accept such treatment. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in credit default swap agreements.

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Investment in Taxable Mortgage Pools (Excess Inclusion Income). A Fund may invest in U.S.-REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” Under a Notice issued by the Internal Revenue Service, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an

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entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a Fund with respect to any income the Fund receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy. Shareholders should consult their tax advisors about the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

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Investments in Securities of Uncertain Tax Character. Each Fund may invest in securities the U.S. federal income tax treatment of which may not be clear, or may be subject to recharacterization by the Internal Revenue Service. To the extent that the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding. By law, a Fund must withhold a portion of your taxable dividends and sales proceeds, unless you:

  provide your correct social security or taxpayer identification number, certify that this number is correct,
  certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the Internal Revenue Service instructs the Fund to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

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Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by

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a Fund from its net long-term capital gains, and with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends and Short-Term Capital Gain Dividends. In general, (i) a capital gain dividend designated by a Fund and paid from its net long-term capital gains, or (ii) with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), a short-term capital gain dividend designated by a Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (“USRPIs”)(see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-Related Dividends. With respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), dividends designated by a Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of a Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a U.S. nonresident income tax return to recover the excess withholding.

Further Limitations on Tax Reporting for Interest-Related Dividends and Short-Term Capital Gain Dividends for Non-U.S. Investors. It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Effectively Connected Income. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers, continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

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Investment in U.S. Real Property. A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (U.S.-REIT). The sale of a USRPI by a Fund or by a U.S. REIT or U.S. real property holding corporation in which a Fund invests may trigger special tax consequences to a Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) received from a U.S.-REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S.-REIT or RIC that is classified as a qualified investment entity) as follows:

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  The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S.-REIT if, in general, more than 50% of the RIC’s assets consists of interests in U.S.-REITs and U.S. real property holding corporations, and
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  You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.
  If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.
  In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.
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These rules apply to dividends with respect to a Fund’s taxable years beginning before January 1, 2010 (sunset date), except that after such sunset date, Fund distributions from a U.S.-REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. Estate Tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an

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appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent’s death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2010, unless such provision is extended or made permanent. Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.

U.S. Tax Certification Rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

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This discussion is not intended to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

FINANCIAL STATEMENTS

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The audited financial statements and financial highlights of the Funds for the fiscal year ended March 31, 2009, as set forth in the Funds’ annual report to shareholders, including the report of

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the Funds’ independent registered public accounting firm, are incorporated by reference into this SAI. A shareholder may obtain a copy of the annual report at no charge by calling 1-800-428-0980 (in the case of Class S shares) or 1-866-658-9896 (in the case of Class Y shares).

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CALCULATION OF PERFORMANCE DATA

From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds’ past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by the Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds’ total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period.

To help investors better evaluate how an investment in a Fund might satisfy their investment objectives, advertisements regarding the Fund may discuss yield or total return as reported by various financial publications.

The principal value of an investment in a Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of a Fund will not be included in the Fund’s calculations of yield or total return.

Performance information for the various classes of shares of each Fund will vary due to the effect of expense ratios on the performance calculations.

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APPENDIX A

CORPORATE DEBT RATINGS

Moody’s Investors Service, Inc. describes classifications of corporate bonds as follows:

Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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Note: Moody’s also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

Standard & Poor’s Ratings Group describes classifications of corporate bonds as follows:

AAA. This is the highest rating assigned by Standard & Poor’s Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

D. Debt rated D is in default, or is expected to default upon maturity or payment date.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

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APPENDIX B

PROXY VOTING POLICIES

Below are the proxy voting policies (or summaries thereof) of the Advisor and the subadvisors:

Mercer Global Investments, Inc.
MGI Funds
Proxy Voting Policy

Mercer Global Investments, Inc. (“MGI”) retains highly qualified subadvisors to manage client accounts, including the MGI Funds (“Funds”). These managers have detailed knowledge of the investments they make on behalf of these clients and Funds and are therefore in a position to judge what is in the best interests of the clients and Funds as shareholder. With respect to the Funds, MGI, as the Funds’ advisor, recommends and monitors subadvisors for the Funds, and therefore the Funds’ Board of Trustees believes it is in the best interest of Fund shareholders for the Funds to adopt the proxy voting policies of MGI, as described below.

MGI believes that voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility, and to that end, MGI delegates this responsibility to Fund subadvisors.

Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, MGI expects subadvisors to vote based on the premise that board members of companies in which they have invested client assets should act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying MGI’s voting policy are four fundamental objectives:

  MGI expects subadvisors to seek to act in the best financial interests of MGI clients and Fund shareholders, as applicable, to protect and enhance the long-term value of their investments;
  In order to do this effectively, MGI expects subadvisors to aim to utilize the full weight of MGI client or Fund shareholdings in ensuring that their views have maximum impact in every vote;
  MGI expects subadvisors to have a strong commercial interest in ensuring that the companies in which they invest client and Fund assets are successful and to actively pursue this interest by promoting best practice in the boardroom; and
  MGI expects subadvisors to have appropriate procedures in place to deal with conflicts of interest in voting proxies; to that end, MGI will not instruct subadvisors how to vote proxies.

MGI has implemented this Policy in order to support and encourage subadvisors to exercise sound corporate governance practice when voting proxies. MGI will require all subadvisors to provide to it their proxy policies; any revisions thereto must be provided to MGI as soon as is practicable, and as part of the periodic compliance due diligence process (see “MGI Subadvisory Due Diligence Procedures”). MGI will ensure that the Funds’ Board of Trustees receive copies of subadvisors’ proxy policies, or summaries thereof, and MGI Legal and/or Compliance personnel will review each subadvisor’s proxy voting policy as part of that review process.

Proxies that are inadvertently delivered to MGI rather than to a subadvisor will be sent immediately to the appropriate contact at that subadvisor. Additionally, MGI personnel will follow up with the subadvisor contact to ensure receipt.

Conflicts of Interest

MGI and each of its subadvisors have respectively adopted a Code of Ethics, Insider Trading Policy, and other compliance policies and procedures to preserve the independence of its investment advice to its clients (including the MGI Funds). Nonetheless, from time to time, a proxy proposal may involve an apparent conflict between the interests of MGI’s or its subadvisors’ clients and the interests of MGI, its subadvisors or any affiliated person of MGI. As described above, MGI expects each subadvisor to have in place policies and procedures designed to address conflicts of interest in the proxy voting process. In the unlikely event that MGI votes a proxy related to a client or Fund holding, in reviewing these proxies to identify any potential material conflicts between the interests of MGI and affiliated persons and those of its clients, MGI will consider:

1.	Whether MGI, its subadvisors and affiliated persons have an economic incentive to vote in a manner that is not consistent with the best interests of MGI’s clients. For example, MGI may have an economic incentive to vote in a manner that would please corporate management if MGI or an affiliate were in the process of seeking a client relationship with a company and wanted that company’s corporate management to direct business to MGI. Such business could include, among other things, managing company retirement plans or serving as consultant for the company and its pension plans;
2.	Whether there are any existing business or personal (including familial) relationships between an MGI employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients; or
3.	Whether the shareholder proposing a resolution on a proxy of a company whose securities are held in client accounts is also a client of MGI.

Form N-PX - Reporting

Pursuant to Section 30 of the Investment Company Act of 1940, the Funds must file their complete proxy voting record with the Securities and Exchange Commission (“SEC”) on Form N-PX not later than August 31 of each year for the most recent twelve-month period ended June 30. MGI has delegated the gathering of this information from the Fund’s subadvisors to a proxy voting vendor. The vendor shall both file Form N-PX with the SEC and provide the required website to which MGI may link its internet site in order to make such information available to MGI Funds shareholders.

Other Reporting

Clients other than the Funds and their shareholders may obtain information about how their proxies were voted by contacting MGI. Availability of proxy voting reports shall be described in MGI’s Form ADV, Part II.

Delegation

Nothing in this policy shall be interpreted to prevent MGI’s and/or the Funds’ Chief Compliance Officer (“CCO”) from relying upon work performed, and reports written, by persons under the CCO’s supervision, provided the CCO determines that such delegation is appropriate.

Questions and Exceptions

Any questions regarding this policy should be raised with MGI’s Compliance department, and any exceptions thereto must be approved, in writing, by MGI’s and/or the Funds’ CCO.

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INTECH INVESTMENT MANAGEMENT LLC (“INTECH”)
Proxy Voting Policies & Procedures
Amended: November 11, 2008
Effective for New Proxy Voting Clients: November 20, 2006
Effective for Existing Proxy Voting Clients: January 15, 2007

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The following are the procedures for INTECH with respect to the voting of proxies on behalf of all clients for which INTECH has been delegated the responsibility for voting proxies and the keeping of records relating to proxy voting.

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General Policy. INTECH’s investment process involves buy and sell decisions that are determined solely by a mathematical formula that selects target holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, extensive corporate research analysis is not performed. Accordingly, INTECH has engaged Institutional Shareholder Services (“ISS”) to vote all proxies on behalf of client accounts in accordance, at the client’s discretion, with the ISS Benchmark Proxy Voting Guidelines, ISS Taft-Hartley Proxy Voting Guidelines, ISS Public Fund Proxy Voting Guidelines, ISS Social Proxy Voting Guidelines, or ISS Catholic Proxy Voting Guidelines, (collectively referred to as “ISS Recommendations”). The ISS Recommendations are designed with the intent on maximizing the long-term economic benefits of shareholders.

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INTECH will vote all proxies on behalf of client’s accounts in accordance with the ISS Recommendations that best represent the client type. Specifically, unless otherwise directed by the client, INTECH will vote:

  Corporate, Mutual Fund/Sub-Advised, and Commingled Pool clients in accordance with the ISS Benchmark (“ISS-BK”) Proxy Voting Guidelines, which were developed by ISS to increase total shareholder value and risk mitigation and are generally management oriented.
  Union and Union Taft-Hartley clients in accordance with the ISS Taft-Hartley (“ISS-TH”) Proxy Voting Guidelines (formerly known as the ISS Proxy Voting Service or PVS Guidelines), which were developed by ISS, in conjunction with the AFL-CIO, with a worker-owner view of long-term corporate value.
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  Public Fund clients in accordance with the ISS Public Fund (“ISS-PUBLIC”) Proxy Voting Guidelines, which were developed by ISS to help ensure that public funds fulfill all statutory and common law obligations governing proxy voting with the intent of maximizing long-term economic benefits of its plan participants and beneficiaries.
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  Not-For-Profit (including Endowments and Foundations) clients in accordance with ISS Social (“ISS- SOCIAL”) Proxy Voting Guidelines, which were developed by ISS to recognize that socially responsible institutional shareholders are concerned with economic returns to shareholders and sound corporate governance, along with the ethical behavior of corporations and the social and environmental impact of their actions. The ISS Catholic Proxy Voting Guidelines (“ISS-CATHOLIC”) are also available to clients.
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Concurrent with the adoption of these procedures, INTECH will not accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than the ISS Recommendations. Additional information about ISS and the ISS Recommendations is available at http://www.riskmetrics.com/policy/2008/policy_information. INTECH will only accept direction from a client to vote proxies for the client’s account pursuant to the ISS-BK, ISS-TH, ISS-PUBLIC, ISS-SOCIAL, or ISS-CATHOLIC Proxy Voting Guidelines. With respect to clients that have elected to participate in securities lending, INTECH is not able to call back securities in order to vote proxies.

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Delegation of Proxy Voting Administration. INTECH has engaged the services of the Janus Investment Accounting Operations Group to provide the administration for its proxy voting.

Janus Investment Accounting Operations Group. The Janus Investment Accounting Operations Group works with ISS and is responsible to INTECH for ensuring that all proxies are voted consistent with the ISS-BK, ISS-TH, ISS-PUBLIC, ISS-SOCIAL, or ISS-CATHOLIC Proxy Voting Guidelines.

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Voting and Use of Proxy Voting Service. Pursuant to its relationship with Janus Capital Management LLC (“Janus Capital”), INTECH has engaged ISS, an independent Proxy Voting Service, to assist in the voting of proxies. ISS is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. ISS is responsible for working with the Janus Investment Accounting Operations Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus Capital upon request. ISS will process all proxy votes in accordance with the ISS-BK, ISS-TH, ISS-PUBLIC, ISS-SOCIAL, or ISS-CATHOLIC Proxy Voting Guidelines. In absence of specific client direction, INTECH will direct ISS to vote proxies in accordance with the ISS Recommendation that best represents the client type. Janus Capital has instructed ISS to vote all Janus fund proxies, for which INTECH has voting authority, in accordance with the ISS-BK Proxy Voting Guidelines.

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Conflicts of Interest. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:

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  ISS shall vote all proxies on INTECH’s behalf in accordance with the ISS-BK, ISS-TH, ISS-PUBLIC, ISS- SOCIAL, or ISS-CATHOLIC Proxy Voting Guidelines. In its capacity as administrator, Janus Capital shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.
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  The Janus Investment Accounting Operations Group is not authorized to override any recommendation except upon the receipt of express written authorization from INTECH’s Chief Compliance Officer. The Janus Investment Accounting Operations Group shall maintain records of all overrides, including all required authorizations.
  Without limiting the foregoing, the Janus Investment Accounting Operations Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus Capital or its affiliates with respect to a particular matter.
  Any attempts to influence the proxy voting process shall be reported immediately to the INTECH Chief Compliance Officer.
  All client accounts are prohibited from investing in securities of Janus Capital or securities of its publicly- traded affiliates. INTECH maintains a Restricted List of securities that may not be purchased on behalf of individual accounts which includes, among other things, affiliates of such accounts. The trading system is designed to prohibit transactions in all securities on the Restricted List.
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In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the INTECH Chief Compliance Officer to determine whether a material conflict exists. The matter will be reviewed by INTECH’s Chief Operating Officer, General Counsel and Chief Compliance Officer (“Proxy Review Group”). To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS recommendation unless otherwise determined by the Proxy Review Group.

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Reporting and Record Retention. On a quarterly basis, INTECH will provide its clients with the proxy voting record for that client’s account. Janus Capital, on INTECH’s behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and the ISS-BK, ISS-TH, ISS-PUBLIC, ISS-

SOCIAL, and ISS-CATHOLIC Proxy Voting Guidelines. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

Review of Policy. INTECH shall periodically review this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interest of clients.

Sands Capital Management, LLC

Proxy Voting Policy and Procedures

Implementation Date: November 2006

Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

SCM votes proxies for a great majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

Policy

It is the policy of SCM to vote client proxies in the best interest of our clients. Proxies are an asset of a client account, which should be treated by SCM with the same care, diligence, and loyalty as any asset belonging to a client. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

Procedures for SCM’s Receipt of Class Actions

The following procedures outline SCM’s receipt of “Class Action” documents from clients and custodians. It is SCM’s position not to file these “Class Action” documents, but if received will follow these guidelines:

If “Class Action” documents are received by SCM from the Client, SCM will gather, at the client’s request, any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion. SCM will not file “Class Actions” on behalf of any client.

Proxy Committee

SCM has established a Proxy Committee. The Proxy Committee consists of three permanent members (the Chief Operating Officer, Director of Client Services, Compliance Operations Manager) and one or more rotating members (Portfolio Managers). The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser’s clients, including developing, authorizing, implementing and updating the Adviser’s proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Committee typically reviews reports on the Adviser’s proxy voting activity at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser’s Proxy Voting Guidelines (the “Guidelines”), a copy of which is attached hereto as Attachment C. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser’s evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable SCM to resolve material conflicts of interest with clients before voting their proxies.

1.	SCM shall maintain a list of all clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Director of Client Services or a designee who will obtain proxy voting information from client agreements.

As part of the account opening procedure, The Director of Client Services will note whether or not
SCM is responsible for voting client proxies for the new client.

2.	In cases where SCM has been designated to vote client proxies, we shall work with the client to ensure that SCM is the designated party to receive proxy voting materials from companies or intermediaries.

3.	The Director of Client Services shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.
.
4.	Prior to a proxy voting deadline, the appropriate Research Analyst will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.

5.	SCM Staff Members will reasonably try to assess any material conflicts between SCM’s interests and those of its clients with respect to proxy voting by considering the situations identified in the
Conflicts of Interest section of this document.

6.	So long as there are no material conflicts of interest identified, SCM will vote proxies according to the policy. SCM may also elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

7.	Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.
8.	SCM is not required to vote every client proxy and such should not necessarily be construed as a violation of SCM’s fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.
9.	The Director of Client Services and the Research Analyst will report any attempts by SCM’s personnel to influence the voting of client proxies in a manner that is inconsistent with SCM’s Proxy Policy, as well as, any attempts by persons or entitles outside SCM seeking to influence the voting of proxies. Such report shall be made to SCM’s CCO, or if the CCO is the person attempting to influence the voting, then to SCM’s CEO.
10.	All proxy votes will be recorded and the following information will be maintained:
The name of the issuer of the portfolio security;
The exchange ticker symbol of the portfolio security;
The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;
The shareholder meeting date;
The number of shares SCM is voting on firm-wide;
A brief identification of the matter voted on;
Whether the matter was proposed by the issuer or by a security holder;
Whether or not SCM cast its vote on the matter;
How SCM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
Whether SCM cast its vote with or against management; and
Whether any client requested an alternative vote of its proxy.

In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

Conflicts of Interest

Although SCM has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

  Conflict: SCM is retained by an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in SCM’s client portfolios.
  Conflict: SCM retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in SCM’s client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

  Conflict: SCM’s Staff Members maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an SCM Staff Member may be a high-level executive of an issuer that is held in SCM’s client portfolios. The spouse could attempt to influence SCM to vote in favor of management.
  Conflict: SCM or a Staff Member(s) personally owns a significant number of an issuer’s securities that are also held in SCM’s client portfolios. For any number of reasons, a Staff Member(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Staff Member(s) could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to the policy.

Resolution:

SCM realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the Director of Client Services and/or the CCO of any material conflict that may impair SCM’s ability to vote proxies in an objective manner. Upon such notification, the Director of Client Services and or the CCO will notify the Proxy Committee of the conflict.

In the event that the Proxy Committee determines that the SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Adviser’s conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how the Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

Recordkeeping

SCM must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. Director of Client Services will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

  Any request, whether written (including e-mail) or oral, received by any Staff Member of SCM, must be promptly reported to the Director of Client Services. All written requests must be retained in the permanent file.

  The Director of Client Services will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.
  Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

  Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: SCM is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

  Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision.
  Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

  SCM will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how SCM voted their securities.

Proxy Solicitation

As a matter of practice, it is SCM’s policy to not reveal or disclose to any client how SCM may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.

The Director of Client Services is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any Staff Member accept any remuneration in the solicitation of proxies. The Director of Client Services shall handle all responses to such solicitations.

Responsibility

The Director of Client Services is responsible for overseeing and implementing this policy.

Attachment C

PROXY VOTING GUIDELINES

One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company’s management, unless SCM determines that voting in accordance with management’s recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company’s management in any situation where, in SCM’s judgment, it would not be in the best interests of the client to do so.

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis, and may consider the following factors:

•	Long-term corporate performance record relative to a market index;
•	Composition of board and key board committees;
•	Corporate governance provisions and takeover activity;
•	Board decisions regarding executive pay;
•	Director compensation;

B.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

C. Voting for Director Nominees in Contest Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, and may consider the following factors:

•	long-term financial performance of the target company relative to its industry;
•	management’s track record;
•	background to the proxy contest;
•	qualifications of director nominees (both slates);
•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
•	stock ownership positions.

D.  Size of the Board

Proposals to limit the size of the Board should be evaluated on a case-by-case basis.

II. Auditors

Ratifying Auditors

We generally vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

III. Proxy Contest Defenses

Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

IV. Anti-Takeover Issues

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients’ interests as shareholders. Anti-takeover issues include the following:

A. Poison Pills

The “poison pill” entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a case-by-case basis management proposals to ratify a poison pill.

B. Fair Price Provisions

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

Proposals relating to the prohibition of “greenmail” are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company’s common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. Superstock

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which “could be issued in a private placement with one or more institutional investors” and “could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock….” The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on case-by-case basis proposals that would authorize the creation of new classes of “superstock”.

E. Supermajority Rules

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

1. Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

2. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F. Board Classification

High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The “staggered board” acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and elect all directors annually.

IV. Miscellaneous Governance Provision

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In this case where items are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder’s best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

V. Capital Structure

A. Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B. Debt Restructuring

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

VI. Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

VII. State of Incorporation

A. Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis.

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a case-by-case basis.

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis.

 D. Changing Corporate Name

We generally vote for changing the corporate name.

IX. Social and Environmental Issues

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

  Ecological issues, including toxic hazards and pollution of the air and water;
  Employment practices, such as the hiring of women and minority groups;
  Product quality and safety;
  Advertising practices;
  Animal rights, including testing, experimentation and factory farming;
  Military and nuclear issues; and
  International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a case-by-case basis proposals regarding social or environmental issues.

Winslow Capital Management, Inc.
Summary of Proxy Voting Policies and Procedures

Winslow, pursuant to Rule 206(4)-6 under the Advisers Act, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Winslow will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow serves as investment manager, unless the investment management contract expressly precludes Winslow, as investment manager, from voting such proxy.


Winslow has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to RiskMetrics Group (“RMG”), a third party proxy-voting agency. Winslow subscribes to RMG’s Implied Consent service feature. As RMG research is completed, the RMG Account Manager executes the ballots as Winslow’s agent according to the vote recommendations and consistent with the RMG Standard Proxy Voting Guidelines.

Winslow retains the ability to override any vote if Winslow disagrees with RMG’s vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g., where Winslow may receive fees from a company for advisory or other services at the same time that Winslow has investments in the stock of that company, Winslow will follow the vote recommendation of RMG. Winslow retains documentation of all amended votes.


NUMERIC INVESTORS LLC
Proxy Voting Policy

Executed by RiskMetrics Group
On Behalf of Numeric Investors LLC


January 15, 2009


1. Operational Items: Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
  Fees for non-audit services ("Other" fees) are excessive.


Non-audit fees are excessive if:

  Non-audit ("other") fees exceed audit fees + audit-related fees + tax compliance/preparation fees

  Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.


  Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

    The tenure of the audit firm;
    The length of rotation specified in the proposal;
    Any significant audit-related issues at the company;


    The number of Audit Committee meetings held each year;
    The number of financial experts serving on the committee; and

  Are CEOs of public companies who sit on the boards of more than two public companies besides own--withhold only at their outside boards. Are CEOs of public companies who sit on the boards of more than two public companies besides own--withhold only at their outside boards. Are CEOs of public companies who sit on the boards of more than two public companies besides own--withhold only at their outside boards.
    Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

  2. Board of Directors:

  Voting on Director1 Nominees in Uncontested Elections


  Vote on director nominees should be determined on a CASE-BY-CASE basis.

  Vote AGAINST or WITHHOLD2 from individual directors who:

Attend less than 75 percent of the board and committee meetings without a valid excuse, such as service to the nation, work on behalf of the company, or funeral obligations. If the company meaningful public or private disclosure explaining the director's absences, evaluate the on a CASE-BY-CASE basis taking into account the following factors:
Degree to which absences were due to an unavoidable conflict;
Pattern of absenteeism; and
Other extraordinary circumstances underlying the director's absence;
Sit on more than six public company boards;
Are CEOs of public companies who sit on the boards of more than two public companies besides own--withhold only at their outside boards.

  Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:


  The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of   the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

    The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;
    The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the iPo), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;


  1 RiskMetrics' classification of directors can be found in U.S. Proxy Voting Guidelines Summary.

  2 In general, companies with a plurality vote standard use "Withhold" as the valid opposition vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.


    The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
    The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
    The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
    At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
    The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;
    The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

  Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

    The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
    The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
    The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
    The full board is less than majority independent.

  Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

    The non-audit fees paid to the auditor are excessive;
    The company receives an adverse opinion on the company's financial statements from its auditor; or
    There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

  Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.



  Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.


  Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

    There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);
    The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
    The company fails to submit one-time transfers of stock options to a shareholder vote;
    The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
    The company has backdated options (see "Options Backdating" policy);

  The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.


  Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.


  Independent Chair (Separate Chair/CEO)


  Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless the company satisfies all of the following criteria:

  The company maintains the following counterbalancing features:

    Designated lead director, elected by and from the independent board members with clearly and comprehensive duties. (The role may alternatively reside with a presiding director, chairman, or rotating lead director; however the director must serve a minimum of one year in to qualify as a lead director.) The duties should include, but are not limited to, the following:
    presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
    serves as liaison between the chairman and the independent directors;
    approves information sent to the board;
    approves meeting agendas for the board;
    approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
    has the authority to call meetings of the independent directors;

if requested by major shareholders, ensures that he is available for consultation and direct communication;
Two-thirds independent board;
All independent key committees;
Established governance guidelines;
A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder
(TSR) performance, defined as one- and three-year TSR in the bottom half of the company's
GICS industry group within the Russell 3000 only), unless there has been a change in the position within that time;
The company does not have any problematic governance or management issues, examples of which but are not limited to:
Egregious compensation practices;
Multiple related-party transactions or other issues putting director independence at risk;
Corporate and/or management scandals;
Excessive problematic corporate governance provisions; or
Flagrant board or management actions with potential or realized negative impact on shareholders.

  Majority Vote Shareholder Proposals


  Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

  Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.


  Performance/Governance Evaluation for Directors

  Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

  Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

    a classified board structure;


    a supermajority vote requirement;
    majority vote standard for director elections with no carve out for contested elections;
    the inability of shareholders to call special meetings;
    the inability of shareholders to act by written consent;
    a dual-class structure; and/or
    a non-shareholder approved poison pill.

  If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company's five-year total shareholder return and five-year operational metrics in the evaluation.


  3. Proxy Contests

  Voting for Director Nominees in Contested Elections

  Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

    Long-term financial performance of the target company relative to its industry;
    Management's track record;
    Background to the proxy contest;
    Qualifications of director nominees (both slates);
    Strategic plan of dissident slate and quality of critique against management;
    Likelihood that the proposed goals and objectives can be achieved (both slates);
    Stock ownership positions.

  Reimbursing Proxy Solicitation Expenses

  Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

  Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

    The election of fewer than 50% of the directors to be elected is contested in the election;
    One or more of the dissident's candidates is elected;
    Shareholders are not permitted to cumulate their votes for directors; and

    The election occurred, and the expenses were incurred, after the adoption of this bylaw.

  4. Antitakeover Defenses and Voting Related Issues

  Advance Notice Requirements for Shareholder Proposals/Nominations

  Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

  To be reasonable, the company's deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

  In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.


  Poison Pills

  Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

    Shareholders have approved the adoption of the plan; or
    The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this "fiduciary out" will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

  Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.


  Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

    No lower than a 20% trigger, flip-in or flip-over;
    A term of no more than three years;
    No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
    Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.


  In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

  For management proposals to adopt a poison pill for the stated purpose of preserving a company's net operating losses ("NOL pills"), the following factors should be considered:

    the trigger (NOL pills generally have a trigger slightly below 5%);
    the value of the NOLs;
    the term;
    shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and
    other factors that may be applicable.

  In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.


  5. Mergers and Corporate Restructurings

  Overall Approach


  For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

    Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
    Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
    Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
    Management should also have a favorable track record of successful integration of historical acquisitions.
    Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

    Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the "RMG
    Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
    Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

  6. State of Incorporation

  Reincorporation Proposals


  Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

    Reasons for reincorporation;
    Comparison of company's governance practices and provisions prior to and following the reincorporation; and
    Comparison of corporation laws of original state and destination state

  Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.


  7. Capital Structure

  Common Stock Authorization


  Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

    Specific reasons/ rationale for the proposed increase;
    The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;
    The board's governance structure and practices; and
    Risks to shareholders of not approving the request.

  Vote FOR proposals to approve increases beyond the allowable cap when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.


  Preferred Stock


  Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

    Specific reasons/ rationale for the proposed increase;
    The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;
    The board's governance structure and practices; and
    Risks to shareholders of not approving the request.

  Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

  Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

  Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

  Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.


  8. Executive and Director Compensation

  Equity Compensation Plans

  Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

    The total cost of the company's equity plans is unreasonable;
    The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;
    The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company's performance where over 50 percent of the year-over-year increase is attributed to equity awards;
    The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;
    The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

  The plan is a vehicle for poor pay practices.

  Poor Pay Practices

  Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.


  The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, and equity compensation;
Excessive perks/tax reimbursements:
Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;
Reimbursement of income taxes on executive perquisites or other payments;
Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

Egregious pension/SERP (supplemental executive retirement plan) payouts:
Inclusion of additional years of service not worked that result in significant payouts;
Inclusion of performance-based equity awards in the pension calculation;
New CEO with overly generous new hire package:
Excessive "make whole" provisions;
Any of the poor pay practices listed in this policy;
Excessive severance and/or change in control provisions:
Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;
Payments upon an executive's termination in connection with performance failure;
Change in control payouts without loss of job or substantial diminution of job duties (single- triggered);

New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;
Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;
New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;
Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;
Dividends or dividend equivalents paid on unvested performance shares or units;
Poor disclosure practices:
Unclear explanation of how the CEO is involved in the pay setting process;
Retrospective performance targets and methodology not discussed;
Methodology for benchmarking practices and/or peer group not disclosed and explained;
Internal Pay Disparity:
Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);
Options backdating (covered in a separate policy);
Other excessive compensation payouts or poor pay practices at the company.

  Other Compensation Proposals and Policies

  Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

  Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

  For U.S. companies, consider the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

  Relative Considerations:


    Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;
    Evaluation of peer groups used to set target pay or award opportunities;
    Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);
    Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

  Design Considerations:

    Balance of fixed versus performance-driven pay;
    Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

  Communication Considerations:

    Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);
    Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).


  Employee Stock Purchase Plans-- Non-Qualified Plans

  Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

    Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
    Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
    Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
    No discount on the stock price on the date of purchase since there is a company matching contribution.

  Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.


  Option Exchange Programs/Repricing Options

  Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

    Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;
    Rationale for the re-pricing--was the stock price decline beyond management's control?
    Is this a value-for-value exchange?
    Are surrendered stock options added back to the plan reserve?
    Option vesting--does the new option vest immediately or is there a black-out period?
    Term of the option--the term should remain the same as that of the replaced option;
    Exercise price--should be set at fair market or a premium to market;
    Participants-executive officers and directors should be excluded.

  If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's total cost of equity plans and its three-year average burn rate.


  In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

  Vote FOR shareholder proposals to put option repricings to a shareholder vote.


  Other Shareholder Proposals on Compensation


  Advisory Vote on Executive Compensation (Say-on-Pay)


  Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.


  Golden Coffins/Executive Death Benefits

  Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

  Share Buyback Holding Periods



  Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

  Stock Ownership or Holding Period Guidelines

  Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

  Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:


Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
Rigorous stock ownership guidelines, or
A holding period requirement coupled with a significant long-term ownership requirement, or
A meaningful retention ratio,
Actual officer stock ownership and the degree to which it meets or exceeds the proponent's holding period/retention ratio or the company's own stock ownership or retention requirements.
Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

  Tax Gross-Up Proposals

  Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.


  9. Corporate Social Responsibility (CSR) Issues


  Overall Approach

  When evaluating social and environmental shareholder proposals, RMG considers the following factors:

    Whether adoption of the proposal is likely to enhance or protect shareholder value;
    Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;
    The degree to which the company's stated position on the issues raised in the proposal could affect


    its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
    Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
    Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
    Whether the company's analysis and voting recommendation to shareholders are persuasive;
    What other companies have done in response to the issue addressed in the proposal;
    Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
    Whether implementation of the proposal's request would achieve the proposal's objectives;
    Whether the subject of the proposal is best left to the discretion of the board;
    Whether the requested information is available to shareholders either from the company or from a publicly available source; and
    Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

  Genetically Modified Ingredients

  Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

  Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

    The company's business and the proportion of it affected by the resolution;
    The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
    Company's current disclosure on the feasibility of GE product labeling, including information on the related costs.

  Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

  Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.



  Pharmaceutical Pricing, Access to Medicines, and Product Reimportation


  Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.


  Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

    The nature of the company's business and the potential for reputational and market risk exposure;
    The existing disclosure of relevant policies;
    Deviation from established industry norms;
    The company's existing, relevant initiatives to provide research and/or products to disadvantaged consumers;
    Whether the proposal focuses on specific products or geographic regions; and
    The potential cost and scope of the requested report.

  Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

  Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

  Gender Identity, Sexual Orientation, and Domestic Partner Benefits

  Generally vote FOR proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

  Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.


  Climate Change


  Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations and investments considering whether:

    The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
    The company's level of disclosure is at least comparable to that of industry peers; and
    There are no significant, controversies, fines, penalties, or litigation associated with the company's



  environmental performance.

  Lobbying Expenditures/Initiatives

  Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering:

    Significant controversies, fines, or litigation surrounding a company's public policy activities,
    The company's current level of disclosure on lobbying strategy, and
    The impact that the policy issue may have on the company's business operations.

  Political Contributions and Trade Association Spending


  Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

    There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and
    The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

  Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

  Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

    Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and
    The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

  Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.


  Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.


  Labor and Human Rights Standards



  Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

  Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

    The degree to which existing relevant policies and practices are disclosed;
    Whether or not existing relevant policies are consistent with internationally recognized standards;
    Whether company facilities and those of its suppliers are monitored and how;
    Company participation in fair labor organizations or other internationally recognized human rights initiatives;
    Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
    Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
    The scope of the request; and
    Deviation from industry sector peer company standards and practices.


  Sustainability Reporting


  Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

    The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or


    The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

       EATON VANCE MANAGEMENT
  BOSTON MANAGEMENT AND RESEARCH AND
  EATON VANCE INVESTMENT COUNSEL
  PROXY VOTING POLICIES AND PROCEDURES

I.	Introduction

       Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Advisers Act. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the SEC requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.	Overview

       Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principal aim of maintaining or enhancing the companies’ economic value.

       The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

       Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

       No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III.	Roles and Responsibilities

  A. Proxy Administrator

        The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

  B. Agent

       An Agent shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the 1940 Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

       Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

  C. Proxy Group

       The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

       For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

       If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

  If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

       The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV.	Proxy Voting Guidelines (“Guidelines”)
A. General Policies

       It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

       In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

       When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted.

       In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

       Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients.

a.	Proposals Regarding Mergers and Corporate Restructurings

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

b.	Proposals Regarding Mutual Fund Proxies - Disposition of Assets/Termination/Liquidation and Mergers

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

  c. Corporate Structure Matters/Anti-Takeover Defenses

       As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

  d. Social and Environmental Issues

  The Advisers generally support management on social and environmental proposals.

  e. Voting Procedures

       Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

  1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the
  Guidelines and/or, where applicable, Agent Recommendation

  In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

  2. NON-VOTES: Votes in Which No Action is Taken

  The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

  Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

  Non-Votes may also result in certain cases in which the Agents recommendation has been deemed to be conflicted, as provided for herein.

  3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines,
  or Agent Recommendation, where applicable, Where No Recommendation is
  Provided by Agent, or Where Agent’s Recommendation is Conflicted

  If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agents recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

  The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

  V. Recordkeeping

       The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Rule 204-2 of the Advisers Act. Those records will include:

    A copy of the Advisers’ proxy voting policies and procedures;
    Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;
    A record of each vote cast;
    A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
    Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

       All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

  VI. Assessment of Agent and Identification and Resolution of Conflicts with Clients

  A. Assessment of Agent

       The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

  B. Conflicts of Interest

       As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

  • Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

  • A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

  • The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

  • If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

  • If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

  o The client, in the case of an individual or corporate client;

  o In the case of a fund, its board of directors, or any committee or sub-committee identified by the board; or

  o The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

       The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

       If the client, fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

       The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

  Adopted June 6, 2003
  As Revised January 20, 2005
  As Revised August 8, 2005
  As Revised February 1, 2006

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  ROBECO INVESTMENT MANAGEMENT
  PROXY VOTING POLICY AND PROCEDURES

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I.	The Board of Directors
A.	Voting on Director Nominees in Uncontested Elections
1.	Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:
	a.	long-term corporate performance record relative to a market index;
	b.	composition of board and key board committees;
	c.	corporate governance provisions and takeover activity;
	d.	nominee’s attendance at meetings;
	e.	nominee’s investment in the company;
	f.	whether a retired CEO sits on the board;
	g.	whether the chairman is also serving as CEO;
	h.	whether the nominee is an inside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; AND
	i.	whether the company has failed to meet a predetermined performance test for issuers within the Russell 3000 index;
	j.	for issuers within the Russell 3000 index, after evaluating the company’s overall performance relative to its peers, taking into account situational circumstances including (but not limited to) changes in the board or management, and year-to-date total shareholder returns;
	k.	on members of the Audit Committee and/or the full board if poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures taking into consideration the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted.
2.	In the following situations, votes on director nominees will be WITHHELD:
	a.	nominee attends less than 75% of the board and committee meetings without a valid excuse;
	b.	nominee implements or renews a dead-hand or modified dead-hand poison pill;
	c.	nominee ignores a shareholder proposal that is approved by a majority of shares outstanding;
	d.	nominee ignores a shareholder proposal that is approved by a majority of the votes cast (1 yr. Look- back);
	e.	nominee has failed to act on takeover offers where the majority of the shareholders have tendered their shares;
	f.	nominee is an inside director or affiliated outsider and sits on the audit, compensation, or nominating committees;
	g.	nominee is an inside director or affiliated outsider and the majority of the board is not independent;
	h.	nominee is an audit committee member when a company’s non-audit fees are greater than 50% of all fees paid;
	i.	nominee has enacted egregious corporate governance policies or failed to replace management as appropriate;
	j.	nominee is CEO of a publicly traded company who serves on more than three public boards including his/her own board;
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k.	nominee (except new nominees) if the company has adopted or renewed a poison pill without shareholder approval, does not put the pill to a vote and does not have a requirement to put the pill to shareholder vote within 12 months (applies only to companies that adopt a pill after Dec. 7, 2004);
l.	from the entire board (except new nominees) where the director(s) receive more than 50% WITHHOLD votes of those cast and the issue underlying the WITHHOLD vote has not been addressed;
m.	from compensation committee members if there is a poor linkage between performance (1/3 yrs TSR) and compensation practices based on peer group comparisons;
n.	at any company that has adopted a pill beginning January 2005 without shareholder approval, has not yet received a “withhold” vote for poison-pill-related items, and has not committed to putting its pill to a vote within 12 months of the adoption of the pill either as part of its governance policies or as a specific public commitment;
o.	from compensation committee members if they fail to submit one-time transferable stock options to shareholders for approval;
p.	from compensation committee members if the company has poor compensation practices. Poor disclosure will also be considered. Poor compensation practices include, but are not limited to:
	i.	egregious employment contracts including excessive severance provisions
	ii.	excessive perks that dominate compensation (base salary will be used as a relative measure to determine excessiveness)
	iii.	huge bonus payouts without justifiable performance
	iv.	performance metrics that are changed during the performance period
	v.	egregious SERP payouts
	vi.	new CEO with overly generous new hire package
	vii.	internal pay disparity
	viii.	poor practices (unless contractually bound) have not been remedied despite the previous application of cautionary language
	ix.	multi-year base salary increases guaranteed as part of an employment contract
	x.	perks for former executives including car allowances and personal use of corporate aircraft
	xi.	excessive severance/change in control arrangements now include any new or materially amended arrangements that include provisions for the payment of excise tax gross-ups (including modified gross-ups) and/or modified single-triggers (which allow an executive to receive change-in-control severance upon voluntary resignation during a window period following the change in control);
	xii.	liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;
	xiii.	tax reimbursements of any executive perquisites or other payments will be considered a poor pay practice;
	xiv.	payment of dividends or dividend equivalents on unearned performance awards will be considered a poor practice;
r.	from any nominee, with the exception of new nominees, if the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level;
s.	from the entire board of directors (except from new nominees, who should be considered on a CASE-BY-CASE basis) if: The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

  3. In the following situations, votes on director nominees will be WITHHELD or voted AGAINST:

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a.	incumbent director nominees at Russell 3000 companies, if there is a lack of accountability and oversight, along with sustained poor performance relative to their peers; and
b.	audit committee members when the company receives an Adverse Opinion on the company’s financial statements from its auditors.

  B. Majority Voting for Director Elections (U.S. and Canada)

  Shareholder proposals calling for majority voting thresholds for director elections

  We generally vote FOR these proposals unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

  C. Chairman and CEO are the Same Person

  We vote FOR shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

D.	Majority of Independent Directors
1.	We vote FOR shareholder proposals that request that the board be composed of a two-thirds majority of independent directors.

  2. We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

E.	Stock Ownership Requirements
1.	We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

  2. We vote FOR management and shareholder proposals requiring directors be partially or fully paid in stock.

F.	Options Backdating
1.	We may recommend WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board.

  2. We will adopt a CASE-BY-CASE policy to the options backdating issue. In recommending withhold votes from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, we will consider several factors, including, but not limited to, the following:

a.	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
b.	Length of time of options backdating;
c.	Size of restatement due to options backdating;

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  d. Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants; e. Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

  G. Lack of nominating committee

  We will WITHHOLD votes from insiders and affiliated outsiders for failure to establish a formal nominating committee. Furthermore, WITHHOLD votes from insiders and affiliated outsiders on any company where the board attests that the ‘independent’ directors serve the functions of a nominating committee.

  H. Term of Office

       We vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

  I. Requiring two or more nominees

  We vote AGAINST proposals to require two or more candidates for each board seat.

  J. Age Limits

  We vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

  K. Director and Officer Indemnification and Liability Protection

  1. Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

  2. We vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

  3. We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

  4. We vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (b) only if the director's legal expenses would be covered.

  L. Succession Planning: Shareholder proposal seeking the adoption of a documented CEO succession planning policy.

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  We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

  M. Limits for directors receiving 25% Withhold Votes: Shareholder proposal seeking a policy that forbids any director who receives more than 25% withhold votes cast from serving on any key board committee for two years, and asks the board to find replacement directors for the committees if need be.

  We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

  N. Director Elections – Non-U.S. Companies

  1. Canada

  In the following situations, votes will be WITHHELD:

a.	from affiliated outsiders and insiders when the board is not majority independent or is lacking compensation or nominating committees or where the entire board serves on any of these key committees. (applies to S&P/TSX Composite Index Companies);
b.	from any director on the audit or compensation committee who served as the company’s CEO or who, within the past five years, served as the company’s CFO (This policy only applies to Toronto Stock Exchange (TSX) companies).;
c.	from any insider on the compensation committee only if the committee is not majority independent. If the entire board fulfills the duties of the compensation committee, WITHHOLD votes from the entire board if it is not majority independent;
d.	from audit committee members if audit fees are not disclosed in publicly filed documents or obtainable within a reasonable period of time prior to the shareholder’s meeting;
e.	from audit committee members where “other” or non-audit related fees paid to the external auditor in the most recently completed fiscal year exceeded fees paid to that firm for all audit related services.
In the case of slate ballots, a vote of WITHHOLD will be applied to the entire slate. (One-time fees disclosed as “other” that are paid for corporate reorganization services will be excluded from the calculation for determining whether non-audit fees exceed audit and audit-related fees paid to the external firm);
f.	the individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and the company has a plurality vote standard;
g.	the individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and a pattern of low attendance exists based on prior years’ meeting attendance, and the company has adopted a majority vote standard.

  In the following situations, we will vote AGAINST:

a.	We will vote AGAINST compensation committee members if the company has poor pay practices as defined above.
b.	We will generally vote AGAINST the entire slate if individual director elections are not permitted and the company demonstrates poor pay practices as defined above.

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

  c. We will generally vote AGAINST equity plans if plan is used as a vehicle for poor pay practices as defined above.

  2. Europe

  a. Directors’ term of office

  For the markets of Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, we vote AGAINST the election or reelection of any director when their term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.

  b. Executives on audit and remuneration committees

  For the markets of Finland, France, Ireland, the Netherlands, and Sweden, we vote AGAINST the election or reelection of any executive (as defined by RMG’S director categorization guidelines), including the CEO, who serve on the audit and/or remuneration committees. We vote AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee.

  c. Bundling of proposal to elect directors

  For the markets of France and Germany, we vote AGAINST the election or reelection of any director if the company proposes a single slate of directors.

  d. Majority-independent board (i.e., greater than 50%)

  For the markets of Switzerland, Belgium, Denmark, Norway, and the Netherlands, we vote AGAINST the election or reelection of any non-independent director (excluding the CEO) if the proposed board is not at least 50 % independent (as defined by RMG’S director categorization guidelines). For the markets of Finland, Sweden, Ireland, and Luxembourg, we vote AGAINST non-independent directors if there is not majority independence, but only for those companies that are part of the MSCI EAFE index.

  Carve Outs: For the larger German companies where 50 % of the board must consist of labor representatives by law, we require one-third of the total board be independent.

  France: We will vote FOR a non-independent, non-executive director, provided that two conditions are satisfied: future composition of the board of at least 33 percent of independents, AND improvements in board composition (e.g. independence increase from 25 to 40 percent).

  e. Disclosure of names of nominees

  For all European companies that are part of the MSCI EAFE index (Austria, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Greece, and Sweden), we vote AGAINST the election or reelection of any directors when the names of the nominees are not available at the time the analysis is written. In the case of Italy, once the list of nominees has been disclosed, we will evaluate each nominee on a CASE-BY- CASE basis.

  3. Ireland

  We vote AGAINST

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a.	the appointment of the chairman/CEO if the two positions are combined.
b.	non-independent directors if the majority board is not independent, but only for companies that are constituents of ISE 20.

  4. Netherlands

  We vote AGAINST nominees when their term is not disclosed or exceeds four years and an adequate explanation for noncompliance has not been provided.

  5. Australia

  We vote AGAINST affiliated outsiders and insiders on remuneration and/or audit committees that are not majority independent.

  6. Hong Kong, Singapore

  We vote AGAINST

a.	election of one executive director and one substantial-shareholder nominee where independent directors represent less than one-third of the board;
b.	audit committee members who are former partners of the company’s auditor;
c.	directors who have attended less than 75 percent of meetings, without a reasonable explanation for those absences.
d.	election or reelection of non-independent nominees (including nominees who have been a partner of the company’s auditor within the last three years or is on the audit committee of the company) if at least one-third of the board is not independent.

  We will NOT vote against the election of a CEO or a company founder who is integral to the company.

  7. Malaysia

  We vote AGAINST

a.	insiders on the audit or remuneration committees;
b.	the election of management nominees if the nominee is an executive director and is a member of the audit or remuneration committees.

  8. South Korea

  We vote AGAINST any nominee who is a non-independent director serving on the audit committee.

  9. Korea, South Korea and South Africa

  We vote AGAINST the reelection of any outside directors who have attended less than 75 % of board meetings.

  10. Austria

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  We vote AGAINST supervisory board elections if names of nominees are not disclosed, for companies that are part of the MSCI EAFE index and/or the Austrian ATX index.

11.	Philippines
	a.	We vote on a CASE-BY-CASE basis that shareholders cumulate their votes for the independent directors for board elections and AGAINST all other nominees, unless the board is already sufficiently independent.
	b.	We vote AGAINST all director elections where the names of the candidate are not disclosed.

  12. France (MSCI EAFE Index) - Combined Chairman/CEO

  On proposals to change the board structure from a two-tier structure to a one-tier structure with a combination of the functions of Chairman and CEO, and/or the election or the reelection of a combined Chairman and CEO:

  We vote on a CASE-BY-CASE policy, accepting a combination generally only in the following cases:

a.	If it is a temporary solution;
b.	If his/her removal from the board would adversely impact the company’s continuing operations;
c.	If the company provides compelling argumentation for combining the two functions; or
d.	If the company has put a sufficiently counterbalancing governance structure in place. A counterbalancing structure may include the following:
	i.	At least 50 percent of the board members are independent (one-third for companies with a majority shareholder) according to the RMG criteria;
	ii.	No executive serves on the audit committee and no executive serves on the remuneration committee (in the financial year under review if more up-to-date information is not available);
	iii.	The chairmen of audit, remuneration and nomination committees are independent directors; and
	iv.	All key governance committees have a majority of independent members.

  If disclosure is not sufficient to determine the above, this will lead to a negative evaluation of the concerned criterion. We will apply this policy for all core companies in France. This policy will also apply for resolutions for the election or the reelection of a combined Chairman and CEO for companies of the MSCI EAFE index, which represents the world’s largest companies that are expected to be held to higher standards

  13. Denmark - Discharge of Management and Board

  We vote AGAINST proposals to abolish the authority of the general meeting to vote on discharge of the board and management since proposals to withhold discharge are regarded by international investors as an important means by which they may express serious concern of management and board action

  14. Sweden - Director Elections/Labor Representatives

a.	For all Swedish MSCI EAFE companies, we vote AGAINST the election of nonindependent executive directors if less than 50 percent of the shareholder-elected members are independent non- executive directors.
b.	In addition, for Swedish MSCI EAFE companies with labor representatives on the board of directors, we will apply Criterion (1) above, PLUS require that at least one-third of the total board

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  (shareholder-elected members and labor representatives) be independent non-executive directors.

  15. Israel - Director and Auditor Indemnification

  We evaluate proposals on director and officer indemnification and liability protection on a CASE-BY-CASE basis.

a.	We vote AGAINST proposals that would:
	i.	Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care;
	ii.	Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness;
	iii.	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.
	iv.	For Israeli companies that are listed on a U.S. stock exchange and file a Form 20-F,we will vote AGAINST if the election of non-independent directors who sit on a company’s compensation committee.
	v.	If the board does not have compensation committee, we will vote AGAINST the non- independent directors serving on the board.
b.	We vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful: 1) if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and 2) if only the director's legal expenses would be covered.
c.	For the issue of Indemnification and Liability Agreements with D/O, which is more common than proposals to amend bylaws, resolutions are frequently proposed to permit the companies to enter into new indemnification agreements with certain officers. We SUPPORT such requests if a company’s bylaws allow indemnification to such levels as allowed for under the Companies Law.

  16. Japan

  We vote AGAINST the reelection of directors who fail to attend at least 75 percent of board meetings, unless the company discloses a legitimate reason for poor attendance. The same policy will be applied to statutory auditors.

  17. Germany

a.	For core companies with employee representatives on supervisory board: We vote AGAINST any non-independent director if less than one-third of the supervisory board is independent.
b.	For core companies without employee representatives: We vote AGAINST any non-independent director if less than one-half of the supervisory board is independent.
c.	We vote AGAINST supervisory board nominees in they hold more than a total of five supervisory board or foreign board of director seats and serve in an executive role at another company.

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  18. Spain

  We vote AGAINST non-independent directors (excluding the CEO) for all core companies where the board is not at least one-third independent.

  We vote AGAINST the routine election and reelection of directors if they are bundled under a single voting item.

  19. United Kingdom

  We consider on a CASE-BY-CASE basis the re-election of the Chairman of the board. In situations where he or she has direct responsibility for failure to comply with (or to explain satisfactorily) the Code, we vote ABSTAIN, or, if such an option is unavailable, we vote CONTENTIOUS FOR, or AGAINST.

  20. Germany, U.K., The Netherlands:

       WE will generally vote AGAINST the election or reelection of a former CEO as chairman to the supervisory board or the board of directors, unless:

  a. there are compelling reasons that justify the election or re-election of a former CEO as chairman;
  b. the former CEO is proposed to become the board’s chairman only on an interim or temporary basis;
  c.   the former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or
  d.   the board chairman will not receive a level of compensation comparable to the s executives nor assume executive functions in markets where this is applicable.

  21. Latin America, Turkey, Indonesia:

  WE will vote AGAINST election of directors if the name of the nominee is not disclosed in a timely manner prior to the meeting. This is only for each respective market’s main blue chip (large cap) index.

  22. Russia:

  WE will vote AGAINST proposals to elect directors, if names of nominees are not disclosed.

  23. Taiwan:

       WE will vote AGAINST the election of directors if the names or shareholder ID numbers are not disclosed.

  24. Tax Havens

a.	For US companies we apply the US guidelines.
b.	For foreign private issuers, we vote AGAINST affiliated outsiders on the audit committee.
c.	Truly foreign companies that do not have a U.S. listing will be evaluated under the corporate governance standards of their home market.
d.	For uniquely structured shipping companies we vote AGAINST executive nominees when the company has not established a compensation committee when i) the company does not pay any

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compensation to its executive officers; ii) any compensation is paid by a third party under a contract with the company.
e.	We vote AGAINST affiliated outsider directors on the audit, compensation, and nominating committees.
f.	We vote AGAINST inside directors and affiliated outside directors for foreign private issuers that trade exclusively in the United States but fail to establish a majority independent board.

  II. Proxy Contests

  A. Voting for Director Nominees in Contested Elections

  Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

i.	long-term financial performance of the target company relative to its industry;
ii.	management's track record;
iii.	background to the proxy contest;
iv.	qualifications of director nominees (both slates);
v.	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
vi.	stock ownership positions.

  B. Reimburse Proxy Solicitation Expenses

  We vote AGAINST proposals to provide full reimbursement for dissidents waging a proxy contest.

  III. Auditors

  A. Ratifying Auditors

  1. Proposals to ratify auditors are made on a CASE-BY-CASE basis.

  2. We vote AGAINST the ratification of auditors and audit committee members when the company’s non-audit fees (“other”) are excessive. In circumstances where “other” fees are related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

  Audit Fees = statutory audit fees + audit related fees + permissible tax services (this excludes tax strategy) Non-Audit Fees = other fees (ex. consulting)

  The formula used to determine if the non-audit fees are excessive is as follows:

  Non-audit (“other”) fees > (audit fees + audit-related fees + tax compliance/preparation fees)

  3. We vote AGAINST the ratification of auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

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  4. We WITHHOLD votes from audit committee members when the company’s non-audit fees (ex. consulting) are greater than 50% of total fees paid to the auditor. We may take action against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

  5. We WITHHOLD votes from audit committee members when auditor ratification is not included on the proxy ballot.

  B. Italy - Director and Auditor Indemnification

  Proposals seeking indemnification and liability protection for directors and auditors

  1. Votes are made on a CASE-BY-CASE basis to indemnify directors and officers, and we vote AGAINST proposals to indemnify external auditors.

  2. We vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

  C. MSCI EAFE Companies - Auditor Fee Disclosure

  1. We vote FOR auditor ratification and/or approval of auditors’ fees, unless: Auditors’ fees for the previous fiscal year are not disclosed and broken down into at least audit and non-audit fees.

  2. The fees must be disclosed in a publicly available source, such as the annual report or company Web site. If approval of auditors’ fees and auditor ratification are two separate voting items, a vote recommendation of AGAINST would apply only to the fees, not to the auditor ratification.

  IV. Proxy Contest Defenses

  A. Board Structure: Staggered vs. Annual Elections

  1. We vote AGAINST proposals to classify the board.

  2. We vote FOR proposals to repeal classified boards and to elect all directors annually.

  B. Shareholder Ability to Remove Directors

  1. We vote AGAINST proposals that provide that directors may be removed only for cause.

  2. We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

  3. We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

  4. We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

  C. Cumulative Voting

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  1. We vote AGAINST proposals to eliminate cumulative voting.

  2. We generally vote FOR proposals to restore or permit cumulative voting unless there are compelling reasons to recommend AGAINST the proposal, such as:

a.	the presence of a majority threshold voting standard with a carve-out for plurality in situations where there are more nominees than seats, and a director resignation policy to address failed elections;
b.	a proxy access provision in the company’s bylaws, or a similar structure that allows shareholders to nominate directors to the company’s ballot

  3. We vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

  D. Shareholder Ability to Call Special Meetings

  1. We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

  2. We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

  E. Shareholder Ability to Act by Written Consent

  1. We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

  2. We vote FOR proposals to allow or make easier shareholder action by written consent.

  F. Shareholder Ability to Alter the Size of the Board

  1. We vote FOR proposals that seek to fix the size of the board.

  2. We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

  3. We vote AGAINST proposals seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

  V. Tender Offer Defenses

  A. Poison Pills

  1. We generally vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless:

a.	A shareholder-approved poison pill is in place.
b.	The company has adopted a policy specifying that the board will only adopt a shareholder rights plan if either: i. Shareholders have approved the adoption of the plan, or

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  ii. The board determines that it is in the best interest of shareholders to adopt a pill without the delay of seeking shareholder approval, in which the pill will be put to a vote within 12 months of adoption or it will expire.

  2. We vote FOR shareholder proposals to redeem a company's poison pill.

  3. We vote AGAINST management proposals to ratify a poison pill.

  4. We will vote on a CASE-BY-CASE basis on proposals to adopt a poison pill to preserve a company’s net operating losses based on the following criteria:

  a. the trigger (NOL pills generally have a trigger slightly below 5 percent);
  b. the value of the NOLs;
  c.   the term;
  d. shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and other factors that may be applicable.

  B. Poison Pills (Japan)

  We vote on a CASE-BY-CASE basis and will only SUPPORT resolutions if:

i.	The decision to trigger the pill is made after an evaluation of the takeover offer by a committee whose members are all independent of management.
ii.	The pill will not be triggered unless the potential acquirer has purchased a stake of at least 20% of issued share capital.
iii.	The effective duration of the poison pill is for a maximum of three years.
iv.	The board includes at least 20% (but no fewer than two) independent directors, and the directors are subject to annual election by shareholders.
v.	The company has disclosed under what circumstances it expects to make use of the authorization to issue warrants and has disclosed what steps it is taking to address the vulnerability to a takeover by enhancing shareholder value.
vi.	There are no other protective or entrenchment tools.
vii.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

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  C. Fair Price Provisions

  1. We vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

  2. We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

  D. Greenmail

  1. We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict company's ability to make greenmail payments.

  2. We review on a CASE-BY-CASE basis anti-greenmail proposal when they are bundled with other charter or bylaw amendments.

  E. Pale Greenmail

  We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

  F. Unequal Voting Rights

  1. We vote AGAINST dual class exchange offers.

  2. We vote AGAINST dual class recapitalizations.

  G. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

  1. We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

  2. We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

  H. Supermajority Shareholder Vote Requirement to Approve Mergers

  1. We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

  2. We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

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  I. White Squire Placements

  We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

  J. Protective Preference Shares

  We evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

i.	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.
ii.	No call/put option agreement exists between the company and the foundation.
iii.	There is a qualifying offer clause or there are annual management and supervisory board elections.
iv.	The issuance authority is for a maximum of 18 months.
v.	The board of the company-friendly foundation is independent.
vi.	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.
vii.	There are no priority shares or other egregious protective or entrenchment tools.
viii.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.
ix.	Art 2:359c Civil Code of the legislative proposal has been implemented.

  VI. Miscellaneous Governance Provisions

  A. Confidential Voting

  1. We vote FOR shareholder proposals that request corporations to adopt confidential voting, to use independent tabulators, and to use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

  2. We vote FOR management proposals to adopt confidential voting.

  B. Equal Access

  We vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

  C. Bundled Proposals

  We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote AGAINST the proposals. If the combined effect is positive, we SUPPORT such proposals.

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  D. Shareholder Advisory Committees

  We vote AGAINST proposals to establish a shareholder advisory committee.

  E. Charitable Contributions

  We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

  F. Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement

  We will vote FOR this when:

i.	we support the underlying merger proposal
ii.	the company provides a compelling reason and
iii.	the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction that we support.

  G. Related-Party Transactions (France)

  Management proposals to approve the special auditor’s report regarding regulated agreements

  1. We evaluate these proposals on a CASE-BY-CASE basis taking into consideration the individuals concerned in the agreement, detailed content of the agreement, and convened remuneration.

  2. We vote AGAINST if the report is not available 21 days prior to the meeting date, or if the report contains an agreement between a non-executive director and the company for the provision of consulting services.

  3. We vote FOR if the report is not available 21 days prior to the meeting date, but the resolution states that there are none.

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  H. Related Party Transaction Auditor Reports (France

  We will evaluate on a CASE-BY-CASE basis considering 1) adequate disclosure, 2) sufficient justification on apparently unrelated transactions, 3) fairness option (if applicable), and 4) any other relevant information.

  VII. Capital Structure

  A. Common Stock Authorization

  1. We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

  2. We vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

  3. We vote AGAINST proposals which request increases in the number of authorized shares over a level 50 % above currently authorized shares, after taking into account any stock split or financing activity, without specific reasons.

  B. Capital Issuance Requests

  1. General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

a.	We vote FOR general issuance requests with preemptive rights for up to 50% of a company’s outstanding capital.
b.	We vote FOR general issuance requests without preemptive rights for up to 10% of a company’s outstanding capital.
c.	We vote AGAINST global company issuances without preemptive rights over 10% of a company’s outstanding capital.

  2. Specific issuance requests will be judged on their individual merits.

  3. Protective Preference Shares (Netherlands)

  Management proposals to approve protective preference shares to company-friendly foundations:

  We will evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

  a. The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.

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b.	No call/put option agreement exists between the company and the foundation.
c.	There is a qualifying offer clause or there are annual management and supervisory board elections.
d.	The issuance authority is for a maximum of 18 months.
e.	The board of the company-friendly foundation is independent.
f.	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.
g.	There are no priority shares or other egregious protective or entrenchment tools.
h.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.
i.	Art 2:359c Civil Code of the legislative proposal has been implemented.

  4. U.K and Netherlands:

  We will vote FOR issuance requests only if share issuance periods are limited to 18 months.

  5. France:

       We will vote FOR general issuance requests with or without preemptive rights but with a binding “priority right” for a maximum of 50% over currently issued capital.

  C. Stock Distributions: Splits and Dividends

  We vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

  D. Reverse Stock Splits

  1. We vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

  2. We vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

  E. Preferred Stock

  1. We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

  2. We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

  3. We vote FOR proposals to authorize preferred stock in cases where the company specifies that the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

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  4. We review on a CASE-BY-CASE BASIS proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

  F. Adjustments to Par Value of Common Stock

  We vote FOR management proposals to reduce the par value of common stock.

  G. Preemptive Rights

  1. We vote FOR proposals to create preemptive rights.

  2. We vote AGAINST proposals to eliminate preemptive rights.

  H. Debt Restructurings

  We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

i.	Dilution: How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
ii.	Change in Control: Will the transaction result in a change in control of the company?
iii.	Bankruptcy: Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

  I. Share Repurchase Programs

1.	We will generally vote FOR market repurchase authorities/share repurchase programs provided that the proposal meets the following parameters:
	a.	maximum volume: 10 percent for market repurchase within any single authority (Carve out: 15 percent in the U.K.) and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);
	b.	duration does not exceed 18 months.
2.	Vote AGAINST proposals where:
	a.	the repurchase can be used for takeover defenses;
	b.	there is clear evidence of abuse;
	c.	there is no safeguard against selective buybacks;
	d.	pricing provisions and safeguards are deemed to be unreasonable in light of market practice.
3.	Consider Case-by-Case if these conditions are met:
	a.	the overall balance of the proposed plan seems to be clearly in shareholders’ interests;
	b.	the plan still respects the 10 percent maximum of shares to be kept in treasury.

  *For company’s who operate in markets that do not specify a maximum duration or durations last beyond 18 months. We will assess their historic practices*

  J. Share Repurchase Programs to Fund Stock Option Plans

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  1. Spain

  We vote AGAINST proposals to repurchase shares in connection with stock option plans when no information associated with the plan is available prior to the general meeting. However, we will maintain our stance on routine repurchases if it is disclosed that there is no connection.

  2. Portugal

  We will consider this item on a CASE-BY-CASE basis and will take into consideration whether information associated with the plan is available prior to the general meeting, and if there is any improvement in disclosure around option plans.

  K. Additional Share Repurchase Programs

  1. Denmark

  Repurchase of shares in lieu of dividends – We will consider this item on a CASE-BY-CASE basis considering tax benefits and cost savings.

  2. Germany and Italy

  Repurchase shares using put and call options – We will vote FOR provided the company details:

a.	authorization is limited to 18 months
b.	the number of shares that would be purchased with call options and/or sold with put options is limited to a max of 5% of TSO
c.	an experienced financial institution is responsible for the trading
d.	the company has a clean track record regarding repurchases.

  L. Netherlands - Remuneration Report

  Management is required to put its remuneration policy up for a binding shareholder vote. We will evaluate this item using principles of the Dutch Corporate Governance Code.

  Netherlands - Protective Preference Shares: Proposals to approve protective preference shares

  We vote on a CASE-BY-CASE basis. In general, we vote FOR protective preference shares (PPS) only if:

i.	The supervisory board needs to approve an issuance of shares whilst the supervisory board is independent within the meaning of RMG’s categorization rules and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);
ii.	No call / put option agreement exists between the company and a foundation for the issuance of PPS;
iii.	The issuance authority is for a maximum of 18 months;
iv.	The board of the company friendly foundation is fully independent;
v.	There are no priority shares or other egregious protective or entrenchment tools;
vi.	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;
vii.	The foundation buying the PPS does not have as a statutory goal to block a takeover;
viii.	The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period)

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  M. Tracking Stock

  We vote on the creation of tracking stock on a CASE-BY-CASE basis, weighing the strategic value of the transaction AGAINST such factors as:

i.	adverse governance charges
ii.	excessive increases in authorized capital stock
iii.	unfair method of distribution
iv.	diminution of voting rights
v.	adverse conversion features
vi.	negative impact on stock option plans
vii.	other alternatives such as spinoff

  N. “Going Dark” Transactions

  We vote these proposals on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to:

i.	Whether the company has attained benefits from being publicly traded.
ii.	Cash-out value
iii.	Balanced interests of continuing vs. cashed-out shareholders
iv.	Market reaction to public announcement of transaction

  VIII. Executive and Director Compensation

  1. Votes with respect to compensation plans are determined on a CASE-BY-CASE basis.

  2. We vote AGAINST plans that contain:

a.	Voting power dilution greater than 10%
b.	Plans that provide too much discretion to directors
c.	Plans that reflect exercise price of less than 100% of market value. (Note: For broad-based employee plans, we will accept 15% discount)
d.	Plans that allow the repricing of underwater stock options without shareholder approval
e.	Plans that lack option expensing

  A. Management Proposals Seeking Approval to Reprice Options

  We vote on management proposals seeking approval to reprice options on a CASE-BY-CASE basis.

  B. Director Compensation

  We vote on stock-based plans for directors on a CASE-BY-CASE basis.

C.	Employee Stock Purchase Plans
1.	We vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

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  2. We vote on non-qualified employee stock purchase plans on a CASE-BY-CASE basis but will APPROVE plans considering the following criteria:

a.	Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)
b.	Limits on employee contribution, either fixed dollar or percentage of salary
c.	Company matching contribution up to 25%
d.	No discount on the stock price on the date of purchase since there is a company matching contribution

  3. Canada

  We vote on employee stock purchase plans on a CASE-BY-CASE basis and will APPROVE plans considering the following criteria:

a.	Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)
b.	No discount on the stock price on the date of purchase since there is a company matching contribution

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  D. OBRA-Related Compensation Proposals

  1. Amendments that Place a Cap on Annual Grants or Amend Administrative Features

  We vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

  2. Amendments to Added Performance-Based Goals

a.	We vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
b.	We vote FOR plans that support full disclosure and linking compensation to performance goals that impact the long-term performance of the firm (e.g. compliance with environmental/EPA regulations, labor supplier standards or EEOC laws).

  3. Amendments to Increase Shares and Retain Tax Deductions under OBRA

  We evaluate votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) on a CASE-BY-CASE basis.

  4. Approval of Cash or Cash-and-Stock Bonus Plans

a.	We vote on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA on a CASE-BY-CASE basis.
b.	We generally vote AGAINST plans with excessive awards ($2 million cap).

  5. Independent Outsiders

  We will vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in our definition of director independence.

  E. Shareholder Proposals to Limit Executive and Director Pay

  1. We generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

  2. We vote AGAINST all other shareholder proposals that seek to limit executive and director pay.

  F. Golden and Tin Parachutes

  1. We vote FOR shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification.

  2. We vote AGAINST golden parachutes.

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  G. Employee Stock Ownership Plans (ESOPs)

  We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than 5% of outstanding shares).

  H. 401(k) Employee Benefit Plans

  We vote FOR proposals to implement a 401(k) savings plan for employees.

  I. Pension Plan Income and Performance-Based Compensation

  Generally we vote FOR proposals to exclude earnings on assets of company sponsored pension plans in determining executive and director compensation. Our position generally does not view the following factors as relevant: 1) the amount of pension plan earnings, and 2) the percentage, if any, such pension plan earnings contribute to the company’s pre-tax earnings.

  J. Indexed Options and Performance Vested Restricted Stock

  We generally vote FOR indexed options and performance vested restricted stock.

  K. Burn Rate

  We vote AGAINST equity plans that have high average three-year burn rate defined as 1) the company’s most recent three-year burn rate that exceeds one standard deviation of its GICS segmented by Russell 3000 index and non-Russell 3000 Index, OR 2) the company’s most recent three-year burn rate that exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, we shall apply a premium on full value awards for the past three fiscal years.

  L. Transferable Stock Options

  1. We will generally vote FOR TSO awards within a new equity plan if the total cost of the company’s equity plans is less than the company’s allowable cap, assuming all other conditions have been met to receive a FOR recommendation. The TSO structure must be disclosed and amendments to existing plans should make clear that only options granted post-amendment shall be transferable.

  2. One-time transfers will be evaluated on a CASE-BY-CASE basis, giving consideration to the following:

a.	Executive officers and non-employee directors should be excluded from participating.
b.	Stock options must be purchased by third-party financial institutions at a discount to their fair value using an appropriate financial model.

  There should be a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

  M. Supplemental Executive Retirement Plan (SERPs)

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  We evaluate on a CASE-BY-CASE basis Shareholder proposal to limit ‘covered compensation’ under their SERP plan to no more than 100% of a senior executive’s salary, considering the company’s current SERP plan.

  N. Pay-for-Superior-Performance

  We evaluate Shareholder proposals to establish a pay-for-superior-performance standard on a CASE-BY-CASE basis considering the company’s current pay-for-performance practices.

  O. Executive Compensation Advisory Proposal (Say on Pay)

  1. We evaluate shareholder proposals to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis on a CASE-BY-CASE basis considering the following global principles:

a.	maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
b.	avoid arrangements that risk “pay for failure.” This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
c.	maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
d.	provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
e.	avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

  2. In the U.S. market, we also consider the following in the context of each company’s specific circumstances, and the board’s disclosed rationale for its practices:

a.	Assessment of performance metrics relative to business strategy
b.	Evaluation of peer groups used to set target pay or award opportunities
c.	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);
d.	Assessment of disparity between total pay of the CEO and other NEOs
e.	Balance of fixed versus performance-driven pay
f.	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.
g.	Evaluation of information and board rationale about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);
h.	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority supported shareholder proposals on executive pay topics).

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  P. Pre-Arranged Trading Plans (10b5-1 Plans)

  We generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

i.	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K
ii.	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board
iii.	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan
iv.	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan. An executive may not trade in company stock outside the 10b5-1 Plan.
v.	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive

  Q. Share Buyback Holding Periods

  We vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. We will, however, vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

  R. Tax Gross-Up Proposals

  We vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

  S. Reimbursement of Expenses Incurred from Candidate Nomination Proposal

  We evaluate Shareholder proposals to amend the company’s bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors on a CASE-BY-CASE basis considering the company’s current reimbursement practices.

  T. Equity Based Compensation Plans are evaluated on a case-by-case basis We will vote AGAINST equity plan proposals if any of the following apply:

i.	the total cost of the company’s equity plans is unreasonable;
ii.	the plan expresslypermits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
iii.	the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;
iv.	the company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

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v.	the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
vi.	the plan is a vehicle for poor pay practices;
vii.	the company has a liberal definition of change-in-control.

  U. Golden Coffin (Death Benefit)

  We generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

  V. Hold Till (post) Retirement

  We vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy.

  The following factors will be taken into account:

i.	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
	a.	Rigorous stock ownership guidelines, or
	b.	A holding period requirement coupled with a significant long-term ownership requirement, or
	c.	A meaningful retention ratio,
ii.	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
iii.	Problematic pay practices, current and past, which may promote a short-term versus a long- term focus.

  W. Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity:

  WE will evaluate such proposals on a Case-by-Case basis.

  Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are considered poor pay practices under WE policy, and may even result in withheld votes from compensation committee members. The second component of this proposal –- related to the elimination of accelerated vesting – requires more careful consideration. The following factors will be taken into regarding this policy:

i.	The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

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  ii. Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

  X. Compensation Issue in Non-US Companies

  1. Finland - Stock Options

a.	We vote AGAINST these proposals; however, an exception will be made if a company proposes to reduce the strike price by the amount of future special dividends only.
b.	We vote FOR proposals that provide proportionate adjustments to outstanding awards as a result of a special cash dividend or any other future distribution of assets other than a normal cash dividend.

  2. Germany - Remuneration Disclosure

  We vote AGAINST management proposals authorizing the board not to disclose remuneration schemes for five years

  3. Sweden - Remuneration Report

  We vote AGAINST management proposals to approve the remuneration report if:

a.	The potential dilution from equity-based compensation plans exceeds RMG guidelines.
b.	Restricted stock plans and matching share plans do not include sufficiently challenging performance criteria and vesting periods.
c.	The remuneration report was not made available to shareholders in a timely manner.
d.	Other concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy.

  4. Sweden, Norway - Matching Share Plans

  We will evaluate such plans on a CASE-BY-CASE basis.

a.	For every matching share plan, RMG will require a holding period.
b.	For plans without performance criteria, the shares must be purchased at market price.
c.	For broad-based plans directed at all employees, RMG accepts a 1:1 arrangement - that no more than one free share will be awarded for every share purchased at market value.
d.	For plans directed at executives, we require that sufficiently challenging performance criteria are attached to the plan. Higher discounts demand proportionally higher performance criteria.
e.	The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock matching plans must comply with RMG’S guidelines.

  5. Nordic Markets

  WE will vote AGAINST stock option plans in Nordic markets if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive rewards. This includes one or more of the following:

a.	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above zero percent when determining the number of options awarded under the plan;
b.	Having significantly higher expected dividends than actual historical dividends;
c.	Favorably adjusting the terms of existing options plans without valid reason;
d.	Any other provisions or performance measures that result in undue award.

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  WE will generally vote AGAINST if the increase in share capital is more than 5 percent for mature companies and 10 percent for growth companies.

  6. Italy

  WE will vote FOR any equity-based compensation plan provided they meet the following:

a.	The shares reservedfor all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable regarding the RMG criteria (“challenging criteria”);
b.	The options for management are granted without a discount;
c.	An executive director is part of the remuneration committee; or
d.	The company has no remuneration committee and has executive members within the board.

  * RIM may apply a carve-out in the case of well designed plans.*

  7. Japan - Director Stock Options

  We vote FOR “evergreen” director option plans as long as the contemplated level of annual dilution is less than 0.5%; so that it would take more than 10 years of grants for dilution to exceed our guidelines. (Where the company has outstanding options from other plans, or proposes to grant additional options to employees below board level, these must be factored into the calculation.)

  Y. Canadian Equity Compensation Plans, TSX Issuers

  1. Change-in-Control Provisions

  Where approval of a CIC provision is sought as part of a bundled proposal, RMG Canada may recommend a vote AGAINST the entire bundled proposal due to an unacceptable CIC provision.

  2. Amendment Procedures

  We generally vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

a.	Any increase in the number (or percentage in the case of rolling plans) of shares reserved;
b.	Any reduction in exercise price or cancellation and reissue of options;
c.	Any amendment that extends the term of an award beyond the original expiry;
d.	Amendments to eligible participants that may permit the introduction or reintroduction of non- employee directors on a discretionary basis;
e.	Any amendment which would permit equity based awards granted under the Plan may be transferable or assignable other than for normal estate settlement purposes

  3. Employee Share Purchase Plans, Amendment procedures

  We generally vote AGAINST proposals to approve Share Purchase Plan Amendment Procedures if discretion is given to amend any of the following acceptable criteria:

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a.	Limit on employee contribution (expressed as a percentage of base salary excluding bonus, commissions and special compensation);
b.	Purchase price is at least 80 percent of fair market value with no employer contribution; OR
c.	No discount purchase price with maximum employer contribution of up to 20% of employee contribution
d.	Offering period is 27 months or less; and
e.	Potential dilution together with all other equity-based plans is ten percent of outstanding common shares or less.

  If shareholder approval is sought for a new Share Purchase Plan, the above criteria must apply and not be subject to future amendment under Plan amendment provisions without further shareholder approval or we will generally vote AGAINST approval of the Plan.

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  IX. State of Incorporation

  A. Voting on State Takeover Statutes

  We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

  B. Voting on Reincorporation Proposals

  Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

  X. Mergers and Corporate Restructurings

  A. Mergers and Acquisitions

  Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

i.	anticipated financial and operating benefits;
ii.	offer price (cost vs. premium);
iii.	prospects of the combined companies;
iv.	how the deal was negotiated;
v.	changes in corporate governance and their impact on shareholder rights;
vi.	change-in-control payments to executive officers and possible conflicts of interest; and
vii.	potential legal or environmental liability risks associated with the target firm

  B. Corporate Restructuring

  Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

  C. Spin-offs

  Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

  D. Asset Sales

  Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

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  E. Liquidations

  Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

  F. Appraisal Rights

  We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

  G. Changing Corporate Name

  We vote FOR changing the corporate name.

  H. Special Purpose Acquisition Corporations (SPACs)

  We will consider on a Case-by-Case the following measures for SPACs:

i.	Valuation, Market reaction,
ii.	Deal timing,
iii.	Negotiations and process,
iv.	Conflicts of interest,
v.	Voting agreements, and
vi.	Governance.

  XI. Corporate Governance and Conduct

  In general, we support shareholder proposals that promote good corporate citizenship while enhancing long-term shareholder value. Proposals that present an egregious economic impact will not be supported.

1.	We SUPPORT the adoption of labor standards and codes of conduct for foreign and domestic suppliers as ways to protect brands and manage risk.
2.	We SUPPORT reporting on countries with human rights abuses as ways to protect and manage risk.
3.	We SUPPORT CERES Principles, environmental reporting and MacBride Principles.
4.	We SUPPORT high-performance workplace standards.
5.	We SUPPORT fair lending guidelines and disclosure at financial companies.
6.	We SUPPORT reporting on equal opportunity and diversity.
7.	We OPPOSE resolutions that would fundamentally affect company performance and competitive increase of shareholder value.
8.	We OPPOSE shareholder proposals requesting the adoption of specific charter language regarding board diversity unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

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  9. We OPPOSE shareholder proposals for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless: a) new legislation is adopted allowing development and drilling in the ANWR; b) the company intends to pursue operations in the ANWR, c) the company does not currently disclose an environmental risk report for their operations in the ANWR.

  10. We OPPOSE shareholder proposals requesting a reduction in greenhouse gas emissions unless the company significantly lags behind industry standards or has been the subject of recent, substantial controversy on this issue.

  11. We OPPOSE shareholder proposals on investing in renewable energy sources.

  12. We review proposals requesting information on a company’s lobbying initiatives on a CASE-BY-CASE basis taking into account significant controversy or litigation surrounding public policy activities, the current level of disclosure and the impact the policy issue may have on company’s business.

  13. We review on a CASE-BY-CASE basis proposals requesting a company report on its energy efficiency policies, considering: a) the current level of disclosure related to energy efficiency policies, initiatives, and performance measures; b) level of participation in voluntary efficiency programs; c) compliance with applicable legislation and regulations; d) the company’s policies and initiatives relative to industry peers; and e) the cost associated with the proposed initiative.

  14. We review on a CASE-BY-CASE basis proposals requesting disclosure and implementation of internet privacy and censorship policies and procedures, considering: a) the level of disclosure of policies relating to privacy, freedom of speech, internet censorship and government monitoring; b) dialogue with governments and/or relevant groups; c) scope of involvement and investment in markets that maintain government censorship or internet monitoring; d) market-specific laws or regulations applicable to this issue that may be imposed on the company; e) level of controversy or litigation related to the company’s international human rights policies; and f) the cost associated with the proposed initiative.

  15. We review on a CASE-BY-CASE basis proposals requesting reports outlining the potential community impact of company operations in specific regions considering: a) current disclosure of applicable risk assessment reports and risk management procedures; b) impact of regulatory non-compliance, litigation, or reputational loss that may be associated with failure to manage the operations in question; c) the nature, purpose, and scope of operations in the specific region; d) the degree to which company policies and procedures are consistent with industry norm; and e) the cost associated with the initiative.

  16. We review on a CASE-BY-CASE requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account: a) the nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption; b) current disclosure of applicable risk assessment(s) and risk management procedures; c) compliance with US sanctions and laws; d) consideration of other international policies, standards, and laws; e) recent involvement in significant controversies or violations in "high risk" markets; and f) the cost associated with the initiative.

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  17. We SUPPORT proposals requesting company reporting on its policies, initiatives/procedures and oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain, UNLESS: a) the company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report; or b) the company is in compliance with all applicable regulations and guidelines; or c) there is no existence of significant violations and/or fines related to toxic materials.

  18. We review on a CASE-BY-CASE requests for company reports on risks associated with their operations and/or facilities, considering: a) the company’s compliance with applicable regulations and guidelines; b) level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and c) existence of recent, significant violations, fines, or controversy related to the safety and security of the company’s operations and/or facilities.

  19. Establishment of Board Committees on Social Issues: Shareholder proposals requesting companies establish new standing board committees on social issues.

  We will generally vote AGAINST proposals requesting a company establish new standing board committees on social issues considering:

a.	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
b.	Level of disclosure regarding the issue for which board oversight is sought;
c.	Company performance related to the issue for which board oversight is sought;
d.	Board committee structure compared to that of other companies in its industry sector; and/or
e.	The scope and structure of the proposal.
20.	Genetically Modified Ingredients (GMO):
a.	Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

b.	Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
	i.	· The company's business and the proportion of it affected by the resolution;
	ii.	· The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
	iii.	· Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.
c.	Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

d.	Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients

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from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients
21.	Gender Identity, Sexual Orientation and Domestic Partner Benefits
	a.	We will generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
	b.	We will generally vote AGAINST proposals to extend company benefits to or eliminating benefits from domestic partners.
22.	Equality of Opportunity: shareholder proposal requesting companies disclose their EEO-1 data

  We will generally vote FOR proposals requesting the company disclose its diversity policies, initiatives, comprehensive diversity data, and EEO-1 data unless:

a.	The company publicly discloses its comprehensive equal opportunity policies and initiatives;
b.	The company already publicly discloses comprehensive workforce diversity data; and
c.	The company has no recent significant EEO-related violations or litigation.

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  Westfield Capital Management Company, L.P.

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  Proxy Voting Policy

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  Revised May 2009

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  Policy Statement and Introduction

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  Westfield Capital Management Company, L.P. (“WCM”) will offer to vote proxies for all accounts. WCM believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and we seek to vote all proxies in the best interests of our clients as investors. We also recognize that the voting of proxies with respect to securities held in managed accounts is an investment responsibility having economic value.

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  This memorandum sets forth WCM’s policies for voting proxies. WCM has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”). Our authority to vote proxies for our clients is established by our advisory contracts or comparable documents. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). Additionally, in accordance with Rule 204-2 of the Act, WCM will maintain records of voting of shares for which WCM has proxy voting authority in accordance with its fiduciary obligations and applicable law.

  Proxy Committee

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  WCM has a Proxy Committee (the “Committee”) composed of individuals from investment, marketing and compliance departments. The Committee is responsible for appointing members to the Committee and setting general policy as to proxies. Specifically, the Committee:

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1.	reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable;
2	considers special proxy issues as they may arise from time to time.

  As of the date of these procedures, the following members of WCM will serve on the Committee:

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  Brandi McMahon, Senior Compliance Associate, Chairperson
  Heather Witte, Senior Marketing and Client Service Representative
  John Montgomery, Partner and Portfolio Strategist
  Karen DiGravio, Partner, Chief Financial Officer and Chief Compliance Officer

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  Proxy Voting Administration

  WCM’s Proxy Associate, under supervision of the Proxy Committee, has the following duties:

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  1. oversee the work of any third party vendor hired to process proxy votes; as of the date of these procedures, WCM’s third party vendor is Glass Lewis & Co. (“Glass Lewis”). WCM utilizes Glass Lewis’ Viewpoint Proxy Platform;

  2. monitor the ballot reconciliation conducted by Glass Lewis, and disseminate summaries of proxy meetings and missing ballots to the Proxy Committee quarterly;

  3. review and approve votes on Glass Lewis;

  4. maintain required records of proxy votes on behalf of WCM client accounts including maintaining documents received or created that were material to the voting decision;

  5. prepare and distribute reports requested by WCM clients;

  6. maintain records of all communications received from clients requesting information on proxy voting and responses thereto;

  7. escalate issues on recurring problems reported;

  8. communicate the registration of any new accounts with proxy voting authority, custodian changes or terminated accounts to Glass Lewis;

  9. report any conflicts of interest to the Proxy Committee and obtain an approval from the committee, if an override is necessary (See Conflicts of Interest section within this policy for specific procedures); and

  10. conduct due diligence annually on Glass Lewis, including the review of a SAS70 .

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  Proxy Voting Guidelines

  WCM maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Committee on those issues believed most likely to arise day to day.

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  The Proxy Associate reviews the proxy agenda against WCM’s guidelines and the recommendation from Glass Lewis. The Proxy Associate will exercise discretion to vote the proxies within WCM proxy policy guidelines as recommended in Glass Lewis. Any contentious issues, especially, special meeting agendas or contested meetings will be referred to the appropriate WCM Security Analyst. If WCM is among the Top 10 shareholders, the Proxy Associate will confirm the recommended votes with the WCM Security Analyst. The WCM Security Analyst will provide a recommended rationale if an override is proposed and the Proxy Committee will approve the override by a majority vote.

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  A copy of the Guidelines is attached to this memorandum as Exhibit A. WCM will vote all proxies in accordance with the Guidelines subject to the following exceptions:

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  1. If the WCM investment analyst covering the stock of a company with a proxy vote believes that following the Guidelines in any specific case would not be in the clients’ best interests, they may request the Proxy Associate not to follow the Guidelines in such case. The request must be in writing and include an

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  explanation of the rationale for doing so. The Proxy Associate will review any such request with the Committee and will maintain records of each item.

  2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor (“DOL”), WCM may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of WCM’s regular Guidelines. For a summary of AFL-CIO Guidelines please see Exhibit E. WCM may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Proxy Committee.

  3. For clients who support social responsible issues, WCM may accept instructions to vote proxies in accordance with WCM policy, coupled with Glass Lewis’ Socially Responsible Guidelines, when specific SRI issues are not covered. Please see Exhibit F for a summary of these guidelines.

  4. Information on WCM’s proxy voting decision may not be distributed to external solicitors.

  5. The Proxy Associate will ensure that all ballots will be voted provided that they are received on the vote deadline date. All missing ballots will be noted in the ballot records, indicating the reason why they were not voted and documenting our best efforts to obtain such ballots.

  6. In light of the potential conflict of interest arising from a WCM employee holding a directorship with Metabolix, Inc., the Proxy Committee has resolved that Metabolix, Inc. proxies will be voted strictly in accordance with Glass, Lewis’ recommendations and that WCM not retain any discretion over such proxies.

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  Conflicts of Interest

  A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with WCM. For example, WCM could manage a defined benefit or defined contribution pension plan for the issuer. WCM’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts, the following procedures have been adopted:

  1. A portion of the Committee is composed of professionals from the Investment Committee. Furthermore, proxy administration is in the Compliance Department

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  2. WCM investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

  3. For all meetings where we are voting against policy as requested by the WCM Security Analyst and/or client, the Proxy Associate will first check for conflicts among the Company’s Board of Directors up for reelection and then obtain majority approval from the Proxy Committee. In addition, the Proxy Associate will review material conflicts of interest by checking the WCM vendor list provided by the WCM Treasurer. If any conflicts arise, it will be brought to the Proxy Committee’s attention and Exhibit B will be completed and retained.

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  Recordkeeping

  The Proxy Associate, will retain copies of the following books and records for the required retention period. The Proxy Associate is responsible for ensuring that all required proxy records are accurate and complete. At a minimum the following records will be retained by WCM or Glass Lewis:

  1. a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect for at least the past five years.

  2. electronic or paper copies of each proxy statement received by WCM or Glass Lewis with respect to securities in client accounts;

  3. records of each vote cast for each client;

  4. a reconciliation of Westfield holdings vs. ballots received;

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  5. ballot reconciliation reports;

  6. shares on loan and missing ballot reports;

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  7. internal documents generated in connection with a proxy referral to the Investment Committee such as emails, memoranda etc;

  8. written reports to clients on proxy voting and of all client requests for information and WCM’s response;

  9. disclosure documentation to clients on how they may obtain information on how we voted their securities.

  In accordance with Rule 204-2 of the Investment Advisers Act of 1940, all proxy voting records will be maintained for five years. Westfield will (1) require Glass Lewis to provide copies of all voting records promptly upon request; and (2) require Glass Lewis to maintain the records noted in (2) and (3) above.

  Exhibit A

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  Westfield Capital Management Company, L.P.
   Proxy Voting Guidelines

  The Proxy Voting Guidelines below summarize WCM’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. These Guidelines have been established for the specific purpose of promoting the economic interests of our clients. In addition to our Proxy Voting Guidelines, WCM will also consider the research and recommendations from Glass Lewis for guidance; particularly for issues not covered in our Proxy Policy, as well as on issues specific to Taft-Hartley and Social Responsibility. If the stock is not in our research universe, WCM will default to Glass Lewis research recommendations. If the issue is in our research universe but is not covered under the policy, WCM will also default to the Glass Lewis research recommendation. Please see Glass Lewis’ Proxy Paper Policy Guidelines in Exhibit C. However, in this circumstance, the analyst has the authority to override the recommendation with the rationale provided.

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   The following Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.

  I. Board-Approved Proposals

  Proxies will be voted for board-approved proposals, except as follows:

  A. Matters Relating to the Board of Directors

  The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

WCM will withhold votes for any nominee for director if

The board does not have a two-third majority of independent directors. In the event that more than one third of the members are affiliated or inside directors, we will withhold votes per Glass Lewis research recommendations to satisfy the two-thirds threshold that is deemed appropriate. However, the two third majority does not apply when a single individual or entity owns more than 50% of the voting shares (“Controlled Companies”) as the interests of the majority of shareholders are the interests of that entity or individual; or

The board does not have nominating, audit and compensation committees composed solely of independent directors; or

WCM will withhold votes for any nominee for the:

audit committee who sits on more than three public company audit committees; or

compensation committee if performance goals were changed when employees failed or were unlikely to meet original goals or performance-based compensation was paid despite goals not being attained; or

compensation committee who is currently up for election and served at the time of poor pay-for- performance.

WCM will withhold votes for the audit committee chair if the chairperson failed to put audit ratification on the ballot for shareholder approval for the upcoming year.

For these purposes, an “independent director” is a director who meets all requirements to serve as an independent director of a company under the NYSE (Article 4 Section 2 of the NYSE Commission) and NASDAQ rule No. 4200 and 4300 (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not these independent standards, WCM may refer to Glass, Lewis research recommendations.

WCM will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

WCM will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

  WCM is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution.

    WCM will withhold votes for an executive officer of any public company while serving more than four public company boards and any other director who serves on more than a total of six public company boards.
    WCM will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).

  Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value.

    WCM will withhold votes from directors who failed to observe good corporate governance practices with regards to option backdating as it allows options to be granted at a lower price before the release of positive news i.e. spring loading or following the release of negative news i.e. bullet-dodging. This raises a concern similar to that of insider trading, or trading on material non-public information.
    WCM will withhold votes for the chair of the nominating or governance committee when the board is less than two-thirds independent, the chairman is not independent and an independent lead or presiding director has not been appointed unless company performance has been in the top quartile of the company’s peers
    WCM will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

  WCM believes that separating the roles of corporate officer and the chairman of the board is typically a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board.

WCM will vote for the separation between the roles of chairman of the board and CEO, with the exception of smaller companies with limited group of leaders. It may be appropriate for these positions to be combined for period of time.
B.	Compensation Plans

Stock Incentive/Option Plans

WCM will vote for performance based options requirements; and

WCM will vote for equity based compensation plans if Glass Lewis research indicates that the proposed plan is not excessive from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance; and

WCM will vote against if plan permits replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options); and

WCM will vote against if dilution represented by this proposal is more than 10% outstanding common stock unless our research indicates that a slightly higher dilution rate may be in the best interests of shareholders; and

WCM will vote against if the stock incentive/option plans permits issuance of options with an exercise price below the stock’s current market price; and

WCM will vote for stock options if the stock options are fully expensed; and

WCM will vote for option grants or other stock incentive/option awards that will help align the interests of outside directors provided that financial cost to the company does not threaten to compromise the objectivity

WCM will vote for all deferred compensation plans

WCM will vote for all bonus plans recommended by the company’s management

  In voting on proposals relating to compensation plan proposals, WCM will consider whether the proposal has been approved by an independent compensation committee of the board.

C.	Capitalization

WCM will vote for proposals relating to the authorization of additional common stock if the justification for the increase and the amount of the increase is reasonable.

WCM will vote for proposals to effect stock splits (excluding reverse stock splits.)

WCM will vote for proposals authorizing share repurchase programs.

  D. Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

    WCM will refer to the Security Analyst on business transactions such as acquisitions, mergers, and reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets
    WCM will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

  E. Anti-Takeover Measures

  WCM will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

    WCM will vote for proposals to adopt fair price provisions.

  F. Auditors

  WCM will vote for board approval proposal regarding the selection or ratification of an auditor except as follows:

    WCM will vote against when there have been restatements or late filings where the auditors bear some responsibility for the restatements.

  G. Other Business Matters

  WCM will vote for board-approved proposals approving routine business matters such as changing the company’s name, and procedural matters relating to the shareholder meeting, except as follows:

    WCM will vote against authorization to transact other unidentified, substantive business at the meeting.
    WCM will vote against proposals to adjourn a meeting to obtain more votes unless the adjournment is intended to secure more votes in a proposal that is in accordance to WCM’s vote.
II.	Shareholder Proposals

WCM will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

WCM will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

WCM will vote for shareholder proposals to restore cumulative voting if a board is controlled mainly by insiders or affiliates where the company’s ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company’s stock.

WCM will vote for shareholder proposals for the election of directors by a majority vote, unless it would clearly disadvantage the company.

WCM will vote for shareholder proposals that are consistent with WCM’s proxy voting guidelines for board- approved proposals.

  III. Voting Shares of Non U.S. Issuers

  WCM recognizes that the laws governing non-U.S. issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, WCM believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, WCM will vote proxies of non US issuers in accordance with the foregoing Guidelines where applicable, except as follows:

    WCM will vote for shareholder proposals calling for a majority of the directors to be independent of management.
    WCM will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.
    WCM will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

  Many non-U.S. jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

    Share blocking. Shares must be frozen for certain periods of time to vote via proxy.
    Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

    Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases WCM is not authorized to deliver this information or sign the relevant documents.

  WCM’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share-blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, WCM will normally not vote shares in non-U.S. jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

  Exhibit B

  WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.

  PROXY VOTING CONFLICT
  OF INTEREST DISCLOSURE FORM

  1. Company name:____________________________________________

  2. Date of Meeting: ___________________________________________

  3. Referral Item(s): ____________________________________________

  4. Description of WCM’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

  ____________________________________________________________________

  5. Describe procedures used to address any conflict of interest:

  Where a proxy proposal raises a material conflict between WCM’s interests and a client’s interest, WCM will obtain approval from the Proxy Committee.

  WCM will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by WCM will be addressed as described above in this section

  6. Describe any contacts from parties outside WCM (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

  CERTIFICATION

  The undersigned employee of WCM certifies that, to the best of her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

  _______________________________
  Name:
  Title:

  Exhibit C

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  DOMESTIC

  PROXY PAPER POLICY GUIDELINES

  AN OVERVIEW OF THE GLASS LEWIS APPROACH TO DOMESTIC PROXY ADVICE

  I. ELECTION OF DIRECTORS

  Board of Directors

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  Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

  Board Composition

  We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

  We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

  We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.

  In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 25% or more of the company’s voting stock.

  We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

  Although we typically vote for the election of directors, we will recommend voting against directors (or withholding where applicable, here and following) for the following reasons:

    A director who attends less than 75% of the board and applicable committee meetings.
    A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).
    A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
    All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

  We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

    CFO who presently sits on the board.
    Director who presently sits on an excessive number of boards
    Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.
    Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
    Director with an interlocking directorship.

  Board Committee Composition

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  All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

  Review of the Compensation Discussion and Analysis Report

  We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

  Review of Risk Management Controls

  We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

  Separation of the roles of Chairman and CEO

  Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.

  We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

  We do not recommend voting against CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.

  In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

  Majority Voting for the Election of Directors

  Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for

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  shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

  Classified Boards

  Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

  Mutual Fund Boards

  Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:

1.	We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.
2.	We recommend voting against the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund is the same person and the fund does not have an independent lead or presiding director.

  II. FINANCIAL REPORTING

  Auditor Ratification

  We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

  Glass Lewis generally supports management's recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:

    When audit fees added to audit-related fees total less than one-third of total fees.
    When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).
    When the company has aggressive accounting policies.
    When the company has poor disclosure or lack of transparency in financial statements.
    When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.
    When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

  Auditor Rotation

  We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

  Pension Accounting Issues

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  Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company's net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.

  III. COMPENSATION

  Equity Based Compensation Plans

  Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.

  We evaluate option plans based on ten overarching principles:

    Companies should seek additional shares only when needed.
    The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).
    If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.
    Annual net share count and voting power dilution should be limited.
    Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.
    The expected annual cost of the plan should be proportional to the value of the business.
    The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.
    Plans should deliver value on a per-employee basis when compared with programs at peer companies.
    Plans should not permit re-pricing of stock options.

  Option Exchanges

  Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:

    Officers and board members do not participate in the program.
    The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.
    The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.
    Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

  Performance Based Options

  We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.

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  Linking Pay with Performance

  Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company’s peers and will recommend voting against the election of compensation committee members at companies that receive a grade of F.

  Director Compensation Plans

  Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals.

  Advisory Votes on Compensation

  We closely review companies’ compensation practices and disclosure as outlined in their CD&As and other company filings to evaluate management-submitted advisory compensation vote proposals. In evaluating these non-binding proposals, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of compensation in comparison to company performance and that of its peers. Glass Lewis will generally recommend voting in favor of shareholder proposals to allow shareholders an advisory vote on compensation.

  Limits on Executive Compensation

  Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.

  Limits on Executive Stock Options

  We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.

  IV. GOVERNANCE STRUCTURE

  Anti-Takeover Measures Poison Pills (Shareholder Rights Plans)

  Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

  We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation.

  In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

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  Right of Shareholders to Call a Special Meeting

  We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting.

  Shareholder Action by Written Consent

  We will vote in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent.

  Authorized Shares

  Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

1.	Stock split
2.	Shareholder defenses
3.	Financing for acquisitions
4.	Financing for operations

  Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.

  Voting Structure

  Cumulative Voting

  Glass Lewis will vote for proposals seeking to allow cumulative voting. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.

  Supermajority Vote Requirements

  Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

  Shareholder Proposals

  Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.

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  Exhibit E

  Taft Hartley (AFL – CIO Policy)

  The AFL-CIO Proxy Voting Guidelines were created to serve pension fund trustees as a guide for voting their funds' shareholder proxies in a manner that is consistent with the unique fiduciary responsibilities of union pension plans. The guidelines were developed to assist trustees in exercising their ownership rights in ways that achieve long-term value by supporting important shareholder initiatives on corporate accountability. Issues include board of directors proposals, corporate governance proposals concerning employee relations, executive compensation and corporate responsibility. The guidelines provide an in detail discussion of fiduciary duties of plan trustees described under the Employee Retirement Income Security Act (ERISA) and the Department of Labor (DOL) policy statements.

  The following are examples of the AFL – CIO Policy position on specific matters.

    When voting on the board of directors the board’s responsiveness to shareholder concerns as well as their responsiveness to employees and the communities in which they operate will be evaluated. Votes will be withheld for directors that fail to implement proposals that are in the long-term interests of shareholders and have been approved by shareholders in the past 12 months.
    Proposals for fewer than 5 directors or more than 15 directors will not be supported.
    Proposals requesting companies to make efforts to create a more diverse board of qualified directors, mainly women and minority groups should be supported.
    Proposals requesting companies to report on diversity in the workplace should be supported. As long as they are not setting unreasonable goals, or require companies to hire employees that are not qualified for their positions.
  For the full AFL - CIO policy please see http://www.aflcio.org/corporatewatch/capital/upload/proxy_voting_guidelines.pdf

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  Exhibit F

  ESG GUIDELINES

  AN ADDENDUM TO THE PROXY PAPER POLICY
  GUIDELINES
  2008 PROXY SEASON

  For more information about Glass Lewis’ policies or our approach to proxy analysis, please visit www.glasslewis.com or contact our Chief Policy Officer, Robert McCormick at (415) 678-4228.

  ESG Guidelines

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  In addition to the standard detailed analysis conducted by Glass Lewis for all its clients, Glass Lewis conducts an additional level of analysis on behalf of clients seeking to vote consistent with widely-accepted enhanced environmental, social and governance practices. This additional level of review is described in more detail below.

  Management Proposals

  Compensation

  Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. In its standard analysis, Glass Lewis engages in an exhaustive examination of the methods and levels of compensation paid to executives to determine if pay and performance are properly aligned. Under the Glass Lewis ESG policy, Glass Lewis conducts a further level of analysis by looking at compensation issues as they relate to environmental and social criteria as well as other issues relevant to good corporate governance practices. The Glass Lewis ESG policy recognizes that ESG performance factors should be an important component of the overall consideration of proper levels of executive performance and compensation. Therefore, Glass Lewis’ ESG policy generally supports proposals seeking to tie executive compensation to alternative performance measures such as compliance with environmental regulations, health and safety regulations, nondiscrimination laws and compliance with international human rights standards.

  In general, the Glass Lewis ESG policy will evaluate director compensation based on the same criteria as executive compensation but will favor the ability to approve director compensation separate and apart from executive compensation. Furthermore, Glass Lewis will favor evaluating director compensation as it relates to various social criteria. The Glass Lewis ESG policy will generally support proposals that seek to evaluate overall director performance based on environmental and social criteria.

  Mergers/Acquisitions

  Glass Lewis undertakes a thorough examination of the economic and corporate governance implications of a proposed merger or acquisition in terms of the transaction’s likelihood of maximizing shareholder return. However, for the Glass Lewis ESG policy, Glass Lewis conducts a further level of analysis focusing on the effects of the transaction on the company’s stakeholders.

  Shareholder Proposals

  Shareholder Rights

  Similar to Glass Lewis’ policy, the Glass Lewis ESG policy supports increased shareholder participation and access to a company and its board of directors. Accordingly, the Glass Lewis ESG policy will support initiatives that seek to enhance shareholder rights, such as the elimination in/reduction of supermajority provisions, the declassification of the board, the submission of shareholder rights’ plans to a shareholder vote and the principle of one share, one vote.

  Environment

  Glass Lewis’ ESG policy generally supports proposals regarding the environment, in particular those seeking improved reporting and disclosure about company practices which impact the environment. Glass Lewis’ ESG policy supports increased disclosure of a company’s environmental risk through company-specific disclosure as well as compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES . Similarly, Glass Lewis’ ESG policy supports proposals, among others, requesting companies develop greenhouse gas emissions reduction goals, comprehensive recycling programs, and other proactive means to mitigate a company’s environmental impact.

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  The Glass Lewis ESG policy will also support proposals seeking to adopt the Equator Principles. The Equator Principles are a financial industry benchmark for determining, assessing and managing social and environmental risk in project financing. Similarly, the Glass Lewis ESG policy supports proposals requesting that a company consider energy efficiency and renewable energy sources in its project development and overall business strategy.

  As bioengineering and nanotechnology become more prevalent, the Glass Lewis ESG policy carefully scrutinizes any proposals requesting that a company adopt a policy concerning these matters. In general, the Glass Lewis ESG policy supports proposals that seek additional reporting on these topics, as well as the development of safety standards to regulate their use.

  Glass Lewis’ ESG policy carefully examines each proposal’s merits in order to ensure it seeks enhanced environmental disclosure and/or practices and is not conversely aimed at limiting environmental disclosure or consideration.

  Glass Lewis’ ESG policy evaluates a company’s impact on the environment, in addition to the regulatory risk a company may face by not adopting environmentally responsible policies. The Glass Lewis ESG policy will consider withholding votes, or voting against, from certain directors for not exercising their fiduciary duty as it relates to environmental risk.

  Labor/Human Rights

  Glass Lewis’ ESG policy generally supports enhancing the rights of workers, as well as considering the communities and broader constituents in the areas in which companies do business. Accordingly, the Glass Lewis ESG policy will generally vote for proposals requesting that companies provide greater disclosure regarding impact on local stakeholders, workers’ rights and human rights in general. In addition, Glass Lewis’ ESG policy supports proposals for companies to adopt or comply with certain codes of conduct relating to labor standards, human rights conventions and corporate responsibility at large. The Glass Lewis ESG policy will support proposals requesting independent verification of a company’s contractors’ compliance with labor and human rights standards. In addition, the Glass Lewis ESG policy supports the International Labor Organization standards and encourages companies to adopt such standards in its business operations.

  Glass Lewis’ ESG policy will review the performance and oversight of certain directors in instances in which a company is found to have violated international human rights standards. These directors have not adequately overseen the overall business strategy of the company to ensure that basic human rights standards are met. If a company is subject to regulatory or legal action with a foreign government or entity due to human rights violations, the Glass Lewis ESG policy will consider withholding votes, or voting against, directors based on the severity of the violations and the outcome of the claims.

  Health/Safety

  Glass Lewis’ ESG policy generally supports proposals seeking increased disclosure regarding health and safety issues. In particular, Glass Lewis’ ESG policy supports proposals calling for the labeling of the use of genetically modified organisms (“GMO”), the elimination or reduction of toxic emissions and use of toxic chemicals in manufacturing, and the prohibition of tobacco sales to minors. Glass Lewis’ ESG policy also supports proposals seeking a report on a company’s drug reimportation policy, as well as on a company’s ethical responsibility as it relates to drug distribution and manufacture.

  Business Ethics

  Glass Lewis’ ESG policy generally supports proposals seeking to increase disclosure of a company’s business ethics and code of conduct, as well as of its activities that relate to social welfare. The Glass Lewis ESG policy supports proposals requesting that a company develop sustainable business practices, such as animal welfare policies, human

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  rights policies, and fair lending policies. Furthermore, the Glass Lewis ESG policy supports reporting and reviewing a company’s political and charitable spending as well as its lobbying practices.

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  GOLDMAN SACHS ASSET MANAGEMENT, L.P.

  PROXY VOTING

  GSAM has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which GSAM has proxy voting discretion. Under the Policy, GSAM’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

  The principles and positions reflected in the Policy are designed to guide GSAM in voting proxies, and not necessarily in making investment decisions. Senior management of GSAM will periodically review the Policy to ensure that it continues to be consistent with GSAM’s guiding principles.

  Public Equity Investments

  To implement these guiding principles for investments in publicly-traded equities, GSAM follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes.

  The Guidelines address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

  ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is GSAM’s policy generally to follow the Guidelines and recommendations from ISS, GSAM’s portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with the Portfolio Management Teams’ different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

  In addition to assisting GSAM in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by GSAM to determine whether they are consistent with GSAM’s guiding principles. ISS also assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services.

  GSAM is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS.

  GSAM has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include GSAM’s use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between GSAM and other businesses within The Goldman Sachs Group, Inc.

  Fixed Income and Private Investments

  Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made based on the Portfolio Management Teams’ assessment of the particular transactions or other matters at issue.

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  TYGH CAPITAL MANAGEMENT, INC. (“TCM”)

  PROXY VOTING POLICIES AND PROCEDURES

  NOVEMBER 2008

  For the majority of our clients, we have been delegated the authority to vote all proxies for securities held in the client’s account. As a fiduciary with respect to that responsibility, TCM will vote all proxies for portfolio securities in a manner considered to be in the best interests of TCM’s clients. These Proxy Voting Policies and Procedures describe the manner in which TCM handles, researches, votes and maintains reports on proxy voting. TCM has retained RiskMetrics Group (“RMG”) f/k/a Institutional Shareholder Services to provide legal oversight, in-depth analysis, and recommendations on all proxy matters. RMG is nationally recognized as one of the leading independent providers of corporate governance information.

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  Voting Guidelines

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  TCM uses the voting guidelines set forth in RMG Policies and Procedures, a copy of which is incorporated by reference into this policy. As a general principle, TCM’s proxy voting policy is designed to ensure that TCM is voting in the best interests of the client in terms of the potential economic return on the client’s investment. In addition, this policy and the RMG guidelines are based on the premise that good corporate governance ultimately results in increased shareholder value. As a general practice, and subject to case by case considerations, proposals that are designed to either dissuade or preclude the acquisition or merger of a company, have the effect of diluting the value of the existing shares outstanding, or reduce the power of shareholders over company actions will be rejected. TCM will usually vote for proposals relating to the general election of directors or auditors (absent questions of independence or contested elections), committee responsibilities, debt limits, indemnification, meeting dates or times, company names, and other routine matters. TCM will also usually vote for management sponsored compensation plans if they are consistent with business practices. Proposals that dilute shareholders interests, provide excessive awards, establish poison pills, require supermajority voting or have other objectionable features will generally be rejected. TCM and RMG review, on a case by case basis, proposals relating to business transactions, such as mergers, acquisitions, reorganizations, etc.

  Conflicts of Interest

  When voting proxies, TCM must consider the interests of its clients and not its own interests. TCM recognizes that potential or actual material conflicts may arise between the interests of TCM and its clients that must be properly addressed and resolved before TCM votes. To address these concerns, TCM’s chief compliance officer (“CCO”) identifies conflicts of interest and resolves them in order to avoid any impropriety or the appearance of impropriety. The following situations may give rise to a conflict of interest:

    an employee has a relationship with the issuer;
    any matter involving a client that generates substantial revenue for TCM; or any other issue that the CCO determines is an actual or potential conflict.

  A conflict of interest will be considered material to the extent it is determined that such conflict has the potential to influence TCM’s decision-making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy or any executive officer of that issuer has a client relationship with TCM of the type described above. All other materiality determinations will be

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  based on an assessment of the particular facts and circumstances. If a conflict of interest is material, one or more of the following methods may be used to resolve the conflict, including:

    voting in accordance with the recommendation of RMG or another independent third party;
    if the client believes that its interests require a different vote, TCM may vote as the client instructs in writing for that ballot;
    disclosing the conflict to the client and obtaining its consent before voting;
    suggesting to the client that it engage another party to vote the proxy on its behalf;
    in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or
    such other method as is deemed appropriate under the particular facts and circumstances, given the nature of the conflict.

  The CCO shall document the method used to resolve material conflicts of interest.

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  Voting Procedures

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  TCM has adopted the following procedures to assist in the review of proxies, the voting of those proxies in accordance with firm policy and the maintenance of voting records.

  TCM uses RMG to implement its proxy voting process. RMG has been retained to provide proxy voting analysis and record keeping services. TCM shall instruct each of the custodian banks for its client accounts to forward all proxy materials to RMG for processing. Proxies received by TCM, if any, shall be forwarded to the operations department for processing in a manner consistent with these procedures.

  On a weekly basis, TCM sends to RMG a holdings file detailing each equity position held in an account advised by TCM. RMG shall receive proxy material information from the custodian bank for the account. RMG will reconcile the information it receives from TCM and the custodian banks; any discrepancies are noted and resolved by communications between RMG and TCM’s operations staff.

  TCM has reviewed and approved the RMG guidelines on how RMG votes on particular proposals. A copy of the most recently approved RMG guidelines is attached as an exhibit to the TCM Compliance Manual. In addition, TCM investment personnel are generally aware of the proposals that are being submitted to shareholders of the companies invested in by TCM. RMG shall vote the received proxies in accordance with its guidelines, unless other instructions are given to RMG by TCM to vote a different way. A summary of the voting records of RMG shall be reviewed each month by TCM’s CCO and its Chief Investment Officer.

  TCM maintains copies of all proxy voting records and, upon request, will provide clients with information on the voting of all proxies on their behalf. If you have any questions or would like additional information, including proxy voting records or a summary of the RMG guidelines, please call Jeff B. Curtis at 503-972-0131.

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  AQR CAPITAL MANAGEMENT, LLC (“AQR”)

  PROXY POLICY

  1. General

  Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interests above those of its clients.

  These written policies and procedures are designed to reasonably ensure that AQR votes proxies in the best interest of clients over whom AQR has voting authority; and describes how AQR addresses material conflicts between its interests and those of its clients with respect to proxy voting.

  2. Proxy Guidelines

  Generally, AQR will vote based upon the recommendations of RiskMetrics Group - ISS Governance Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Appendix 1 of this policy contains a summary of the Proxy Voting Guidelines employed by ISS and adopted by AQR for voting proxies. Although ISS’ analyses are reviewed and considered in making a final voting decision, AQR will make the ultimate decision. As a matter of policy, the employees, officers, or principals of AQR will not be influenced by outside sources whose interests conflict with the interests of its Clients.

  In addition, unless prior approval is obtained from AQR’s CCO the following must be adhered to:

       (a) AQR shall not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AQR’s concerns for its advisory clients’ interests and not for an attempt to influence or control management.

       (b) AQR will not announce its voting intentions and the reasons therefore.

       (c) AQR shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

  AQR has the responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. Therefore, AQR will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which AQR cannot vote proxies. For example:

  - If the cost of voting a proxy outweighs the benefit of voting, AQR may refrain from processing that vote.

  -AQR may not be given enough time to process the vote. For example ISS through no fault of its own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda.

  -If AQR has outstanding sell orders or intends to sell, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although AQR may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, AQR ultimately may decide not to vote those shares.

  -AQR will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

  AQR may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. AQR may also enter an “abstain” vote on the election of certain directors from time to time based on individual situations, particularly where AQR is not in favor of electing a director and there is no provision for voting against such director.

  If an AQR portfolio manager determines that the interests of clients are best served by voting differently from the ISS recommended vote, approval must be obtained from the CCO or designee. AQR will adhere to the Conflict of Interest (below) section of this policy in all instances where the recommended vote is not taken.

  AQR will periodically review the outside party’s voting standards and guidelines to make certain that proxy issues are voted in accordance with the adopted proxy voting guidelines and the avoidance of conflicts of interest.

  3. Proxy Procedures

  AQR has engaged ISS to assist in the administrative aspects for the voting of proxies. ISS is responsible for coordinating with Clients’ custodians to ensure that all proxy materials received by the custodians relating to the Clients’ portfolio securities are processed in a timely fashion. To the extent applicable, ISS votes all proxies in accordance with its own proxy voting guidelines (please see Proxy Guidelines above), which have been reviewed and adopted by AQR. The CCO shall supervise the proxy voting process.

  Upon request, AQR will furnish a copy of the policies and procedures to the requesting client and information on how the client’s proxies were voted.

  4. Conflicts of Interest

  Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if AQR has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the CCO and otherwise remove him or herself from the proxy voting process. The CCO will review each item referred to by AQR’s investment professionals to determine if a conflict of interest exists and will draft a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside AQR (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

  NWQ INVESTMENT MANAGEMENT COMPANY, LLC
  PROXY VOTING POLICIES AND PROCEDURES

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  1. Application; General Principles

       1.1 These Proxy Voting Policies and Procedures apply to securities held in client accounts over which NWQ Investment Management Company, LLC ("NWQ") has voting authority, directly or indirectly. Indirect voting authority exists where NWQ's voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

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       1.2 NWQ shall vote proxies in respect of securities owned by or on behalf of a client in the client's best interests and without regard to the interests of NWQ or any other client of NWQ. Where NWQ shares investment discretion with regard to certain securities owned by or on behalf of clients with an advisory affiliate and proxy voting authority is not reserved by NWQ, proxy voting shall be delegated to the advisory affiliate in accordance with its proxy voting policies and procedures, as amended from time to time, (subject to Section 2 with regard to determination it may be in clients’ overall best interests not to vote).

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  2. Voting; Procedures

       2.1 To provide centralized management of the proxy voting process, NWQ shall establish a Proxy Voting Committee.

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       2.2 The Proxy Voting Committee shall be comprised of at least one senior portfolio manager. The Committee may also seek the assistance of others, including investment, operations, legal or compliance personnel as necessary.

  2.2.1 The Proxy Voting Committee shall:

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    supervise the proxy voting process, including the identification of material conflicts of interest involving NWQ (see Section 3 for definition of material conflict of interest) and the proxy voting process in respect of securities owned by or on behalf of such clients;
    determine how to vote proxies relating to issues not covered by these Policies and Procedures; and
    determine when NWQ may deviate from these Policies and Procedures.
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       2.3 Unless the Proxy Voting Committee otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Proxy Voting Committee shall cause proxies to be voted in a manner consistent with the recommendations or guidelines of an independent third party proxy service or other third party. In most cases, NWQ has adopted the guidelines of and will generally vote in accordance with the recommendations of Risk Metrics Group (“RMG”) (formerly, Institutional Shareholder Services, Inc.), as such guidelines may be updated from time to time (the current guideline summaries are attached hereto as Exhibit A). In select other cases, NWQ may agree generally to vote proxies for a particular client account in accordance with the third party recommendations or guidelines selected by the client, such as the AFL-CIO Guidelines (guideline summary available on request). The applicable recommendations and guidelines employed by NWQ shall be referred to herein as the “Guidelines” and the “Recommendations” respectively. As a general matter, unless otherwise restricted NWQ reserves the right to override the applicable Recommendations or Guidelines in any situation where it believes that following such Recommendations or Guidelines is not in its clients’ best interests.

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       2.3.1 Where any material conflict of interest has been identified and the matter is covered by the applicable Recommendation or Guidelines, the Proxy Voting Committee shall cause proxies to be voted in accordance with the applicable Recommendation or Guidelines.

       2.3.2 Where any material conflict of interest has been identified and the matter is not covered by the applicable Recommendation or Guidelines, NWQ may (i) vote in accordance with the recommendation of an alterative independent third party (who may be a proxy voting service) or (ii) disclose the conflict to the client, obtain the client’s consent to vote, and make the proxy voting determination itself (and document the basis for the decision).

       2.4 NWQ may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients' overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as NWQ deems appropriate under the circumstances.

       2.4.1 Generally, NWQ does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted (“share blocking” is done in a few foreign countries). However, NWQ may decide, on an individual security basis that it is in the best interests of its clients for NWQ to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, NWQ may decline to vote proxies where the voting would in NWQ’s judgment result in some other financial, legal, regulatory disability or burden to NWQ or the client (such as imputing control with respect to the issuer).

       2.4.2 To the extent that NWQ receives proxies for securities that are transferred into a client's portfolio that were not recommended or selected by NWQ and are nsold or expected to be sold promptly in an orderly manner (“legacy securities”), NWQ will generally refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further NWQ’s interest in maximizing the value of client investments. NWQ may consider an institutional client’s special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with the guidelines below.

       2.4.3 In addition, the Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or, (b) in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

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  3. Material Conflicts of Interest

       3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these Policies and Procedures:

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       3.1.1 The issuer is an institutional separate account client of NWQ or wrap program in which NWQ participates as an investment manager that paid fees to NWQ for the prior calendar year in excess of 1% of NWQ’s annual revenues for that year. This analysis will be performed in February of each year.

       3.1.2 The issuer is an entity in which a member of the Executive Committee or Proxy Committee of NWQ or a relative3 of any such person is or was (within the past three years of the proxy vote) an executive officer or director employee, or such person or relative otherwise has received more than $1,000 from the issuer during NWQ's last three fiscal years, other than the receipt of interest, dividends, capital gains or proceeds from an insurance company for a claim. This analysis will be performed in February of each year.

           3.1.3 Any other circumstance that NWQ is aware of where NWQ's duty to serve its clients' interests, typically referred to as its "duty of loyalty," could be materially compromised.

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  3 For the purposes of these Guidelines, "relative" includes the following family members: spouse, minor children or stepchildren.

       3.1.4 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

       3.1.5 Notwithstanding the foregoing, in its process of determining whether there are material conflicts of interest, NWQ does not consider nonpublic information about the business arrangements of its affiliates or their officers and directors.

       3.1.6 Notwithstanding the foregoing, business arrangements that NWQ is not actively involved in shall not be deemed to raise a material conflict of interest for NWQ. For example, if NWQ is aware that an issuer is considering the inclusion of an NWQ-advised fund in its 401(k) plan menu, but NWQ is not actively soliciting the business, NWQ shall not be deemed to have a material conflict of interest in voting proxies of the issue.

  4. Recordkeeping and Retention

  4.1 NWQ shall retain records relating to the voting of proxies, including:

       4.1.1 Copies of these Policies and Procedures and any amendments thereto. Copies of applicable Policies and Procedures adopted by NWQ’s advisory affiliate with regard to any securities in client accounts managed under shared investment discretion (as referenced in section 1.2 above), and any amendments thereto.

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       4.1.2 A copy of each proxy ballot and proxy statement filed by the issuer with the Securities and Exchange Commission or foreign regulator (“Proxy Statement”), or English translation of Proxy Statement as made available through a third party service provider regarding securities held on behalf of clients who have authorized voting of proxies, with exception of any “legacy securities” ballots or proxy statements (referenced in section 2.3.2 above) not voted.

       4.1.3 Records of each vote cast by NWQ (or its advisory affiliate, as applicable) on behalf of clients; these records may be maintained on an aggregate basis for certain clients (e.g., managed account clients).

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       4.1.4 A copy of any documents created by NWQ that were material to making a decision on how to vote or that memorializes the basis for that decision.

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       4.1.5 A copy of each written request for information on how NWQ (or its advisory affiliate, as applicable) voted proxies on behalf of the client, and a copy of any written response by NWQ to any (oral or written) request for information on how such proxies were voted.

       4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of NWQ's fiscal year during which the last entry was made in the records, the first two years in an appropriate office of NWQ.

       4.3 NWQ may rely on Proxy Statements filed on the SEC's EDGAR system or on Proxy Statements, ballots and records of votes cast by NWQ maintained by a third party, such as a proxy voting service.

  Adopted: June 24, 2003
  Amended: May 21, 2007
  Amended: February 25, 2009

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  RIVER ROAD ASSET MANAGEMENT, LLC

  SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

  River Road Asset Management, LLC (“River Road”) will exercise discretionary voting authority over proxies issued for securities held in client accounts, unless voting authority has been reserved explicitly by the client or assigned to another party by the governing account documents. River Road has adopted Proxy Voting Policies and Procedures that govern its proxy voting activities and has established two proxy committees, the Proxy Voting Policy Committee and the Proxy Voting Procedure Committee, collectively referred to as (the “Committee”) which oversee River Road’s proxy voting activities. To discharge its duties, the Committee has hired Glass Lewis & Co. (“Glass Lewis”) as its voting agent. Glass Lewis provides analysis of proxy proposals on a case-by-case basis, tracks and receives proxies on which clients are entitled to vote, votes proxies pursuant to guidelines adopted by the Committee (or pursuant to special instruction) and compiles and provides client voting records. Generally, Glass Lewis will vote proxies consistent with the established guidelines; however, River Road’s portfolio managers may choose to instruct Glass Lewis to cast votes differently from the guidelines with respect to a particular proxy based on the investment implications of each issue. In such cases, River Road requires that the investment rationale be documented and that the prior approval of River Road’s Chief Compliance Officer ("CCO") be obtained. Additionally, in such cases, there may be instances where River Road or its personnel are subject to conflicts of interest in the voting of proxies.

  River Road has eliminated most conflicts of interest as the majority of proxies is voted by Glass Lewis, an independent third party, pursuant to the guidelines adopted by the Committee. Conflicts of interest may exist, for example, due to personal or familial relationships of personnel or when River Road or an affiliate has a business relationship with, or is soliciting business from, the issuing company (or an employee group of a company) or a third party that is a proponent of a particular outcome on a proxy issue. River Road requires documentation regarding potential conflicts of interest (or lack thereof), for all employees, and in cases where River Road believes there may be an actual or perceived conflict of interest, River Road requires additional steps which may include obtaining the prior approval of the Chief Investment Officer and Chief Compliance Officer, obtaining Committee review or approval, deferring to the voting recommendation of a third party, voting pursuant to client direction (following disclosure of the conflict), abstaining from voting, voting reflectively (i.e., in the same proportion and manner as other shareholders), or taking such other action as necessary to protect the interests of clients.

  Under certain circumstances, River Road may choose not to vote proxies. In many non-U.S. markets, shareholders may be prevented from selling shares within a certain period of time prior to the shareholder meeting date (commonly referred to as share blocking). In such cases, River Road compares the benefits to its clients expected to be derived from the voting of blocked shares versus the ability to sell the blocked shares and as a result may choose not to vote the shares. River Road also may choose not to vote non U.S. proxies when the actual costs of voting the shares outweigh the perceived client benefit; such as cases where traveling to the country to vote the shares in person is required. Additionally, where clients have implemented securities

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  lending programs, River Road will be unable to vote proxies for securities on loan unless River Road issues instructions to the client’s custodian to retrieve the securities prior to the record dates. River Road may choose to refrain from calling back such securities when the voting of the proxies is not deemed to be material or the benefits of voting do not outweigh the cost of terminating the particular lending arrangement. Although River Road generally votes consistently on the same issue when securities are held in multiple client accounts, certain circumstances may cause River Road to vote differently for different client accounts. In addition, certain clients may provide River Road with voting guidelines that differ from those adopted by River Road. In such cases, River Road will instruct Glass Lewis to vote proxies pursuant to client guidelines.

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  PROXY VOTING

  Systematic Financial Management, L.P.

  As an investment adviser and fiduciary of client assets, Systematic has implemented proxy voting policies and procedures designed to ensure that Systematic votes proxies in the best interests of clients for whom Systematic has voting authority.

  Systematic has retained RiskMetrics Group (“RiskMetrics”) as an independent proxy voting agent, and Systematic generally adheres to the RiskMetrics proxy voting guidelines when voting proxies. The adoption of the RiskMetrics proxy voting policies provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote if Systematic made the voting determination independently. One intent of this policy is to remove any discretion that Systematic may have in cases where Systematic has a conflict of interest or the appearance of a conflict of interest. Systematic has adopted four sets of RiskMetrics’ proxy voting policy guidelines; a set of guidelines based on AFL-CIO policies and standards for Taft-Hartley/Union plans, a set of guidelines geared towards Socially Responsible Investing, another for Public Plans and the fourth being a General Policy for all other clients, covering U.S. and global proxies. It is the client’s decision as to which set of guidelines will be used to vote its proxies.

  Periodically, Systematic will verify with RiskMetrics that it continues to vote according to its independent guidelines and continues to monitor for any potential conflicts of interest.

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  AllianceBernstein L.P.

  Statement of Policies and Procedures for
  Proxy Voting

  1. Introduction

  As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

  This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

  2. Proxy Policies

  This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

  2.1. Corporate Governance

  AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

  2.2. Elections of Directors

  Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore,

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  we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

  2.3. Appointment of Auditors

  AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

  2.4. Changes in Legal and Capital Structure

  Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

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  2.5. Corporate Restructurings, Mergers and Acquisitions

  AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

  2.6. Proposals Affecting Shareholder Rights

  AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

  2.7. Anti-Takeover Measures

  AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

  2.8. Executive Compensation

  AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We generally will oppose shareholder proposals to amend a company’s by-laws to give shareholders the right for advisory votes on executive compensation. We believe this by-law amendment is likely to put the company at a competitive disadvantage which, in turn, is likely to adversely affect the value of the company and our clients’ interests. However, in markets where votes to approve remuneration reports are required we review the reports on a case-by-case basis. With respect to companies that receive governmental assistance through government programs such as the

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  Troubled Asset Relief Program or the Capital Assistance Program, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under TARP (or the other plan) because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

  2.9. Social and Corporate Responsibility

  AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

  3. Proxy Voting Procedures

  3.1. Proxy Voting Committees

  Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

  3.2. Conflicts of Interest

  AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or

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  supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

  Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

  3.3. Proxies of Certain Non-U.S. Issuers

  Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

  In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

  3.4. Loaned Securities

  Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare

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  circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

  3.5. Proxy Voting Records

  Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

  [ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

  You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

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  GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
  GMO AUSTRALASIA LLC
  (TOGETHER “GMO”)

  PROXY VOTING POLICIES AND PROCEDURES

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  Amended and Restated as of February 2, 2009

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  I. Introduction and General Principles

  GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

  This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO’s proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client’s own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

  GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

  II. Proxy Voting Guidelines

  GMO has engaged Institutional Shareholder Services, Inc. (“ISS”) as its proxy voting agent to:

(1)	research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;
(2)	ensure that proxies are voted and submitted in a timely manner;
(3)	handle other administrative functions of proxy voting;
(4)	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;
(5)	maintain records of votes cast; and
(6)	provide recommendations with respect to proxy voting matters in general.

  Proxies generally will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time, subject to such modifications as may be determined by GMO (as described below). Copies of concise summaries of the current domestic and global ISS proxy voting guidelines are attached to these Proxy Voting Policies and Procedures as Exhibit A. To the extent GMO determines to adopt proxy voting guidelines that differ from the ISS proxy voting recommendations, such guidelines will be set forth on Exhibit B and proxies with respect to such matters will be voted in accordance with the guidelines set forth on Exhibit B. GMO reserves the right to modify any of the recommendations set forth in the ISS Proxy Voting Manual in the future. If any such changes are made, an amended Exhibit B to these Proxy Voting Policies and Procedures will be made available for clients.

  Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

  III. Proxy Voting Procedures

  GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

1.	Implementing and updating the applicable domestic and global ISS proxy voting guidelines set forth in the ISS Proxy Voting Manual, as modified from time to time by Exhibit B hereto;
2.	Overseeing the proxy voting process; and
3.	Providing periodic reports to GMO’s Compliance Department and clients as requested.

  There may be circumstances under which a portfolio manager or other GMO investment professional (“GMO Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section II. In such an event, the GMO Investment Professional will inform GMO’s Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the proxy voting guidelines described in Section II. GMO’s Corporate Actions Group will report to GMO’s Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

  IV. Conflicts of Interest

  As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

  In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients.

  In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

1.	GMO has a business relationship or potential relationship with the issuer;
2.	GMO has a business relationship with the proponent of the proxy proposal; or
3.	GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.
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  In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to Exhibit B (if applicable) or the specific recommendation of ISS; (ii) abstain; or (iii) request that the client votes such proxy. All such instances shall be reported to GMO’s Compliance Department at least quarterly.

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  V. Recordkeeping

  GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

(1)	a copy of these policies and procedures which shall be made available to clients, upon request;
(2)	a record of each vote cast (which ISS maintains on GMO’s behalf); and
(3)	each written client request for proxy records and GMO’s written response to any client request for such records.

  Such proxy voting records shall be maintained for a period of five years.

  VI. Reporting

  GMO’s Compliance Department will provide GMO’s Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the proxy voting guidelines described in Section II, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii)  voted proxies of shares of GMO Trust on behalf of its clients.

  VII. Disclosure

  Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client’s proxy.

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  Exhibit B (as amended February 2, 2009)

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  Modifications to recommendations set forth in the ISS Proxy Voting Manual

  Shareholder Ability to Act by Written Consent

  Vote FOR proposals to restrict or prohibit shareholder activity to take action by written consent.

  Vote AGAINST proposals to allow or make easier shareholder action by written consent.

  Cumulative Voting

  Vote FOR proposals to eliminate cumulative voting.

  Vote AGAINST proposals to restore or provide for cumulative voting.

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  Incumbent Director Nominees

  Vote WITH management’s recommendations regarding incumbent director nominees.

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  PROXY VOTING POLICY OF

  LAZARD ASSET MANAGEMENT LLC

  AND

  LAZARD ASSET MANAGEMENT (CANADA), INC.

  A. Introduction

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       Lazard Asset Management LLC and Lazard Asset Management (Canada), Inc. (together, “Lazard”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

       Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

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  B. Responsibility to Vote Proxies

       Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

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       As discussed more fully in Section G of this Policy, there may be times when Lazard determines that it would be in the best interests of its clients to abstain from voting proxies.

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  C.  General Administration

  1. Overview

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       Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal and Compliance Department and by a Proxy Committee currently consisting of Managing Directors, portfolio managers and other investment personnel of Lazard. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal and Compliance Department must be present at all Proxy Committee meetings.

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  2. Role of Third Parties

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       To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

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       ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

  3. Voting Process

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       Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

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       Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, the Manager of ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Manager of ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting.

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       In seeking Portfolio Management’s recommendation, the Manager of ProxyOps provides ISS’ recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to certain strategy- specific situations or situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Sections F and G below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation. If necessary, and in cases where there is a possibility of a split vote among Portfolio Management teams as described in Section G.1. below, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote.

       Subject to certain strategy-specific situations, ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management with both the Approved Guideline, as well as ISS’ recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest or certain strategy-specific situations, in which case an alternative approach may be followed. (See Sections F and G, below.)

  D. Specific Proxy Items

       Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

       Certain strategy-specific considerations may result in Lazard voting proxies other than according to Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters or other differences from how Lazard votes or handles its proxy voting. These considerations are discussed in more detail in Section G, below.

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1.	Routine Items

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       Lazard generally votes routine items as recommended by the issuer’s management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

    routine election or re-election of directors;
    appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;
    issues relating to the timing or conduct of annual meetings; and
    name changes.

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  2. Corporate Governance and Shareholder Rights Matters

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       Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

  a. Board of Directors and Its Committees

       Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors. Lazard believes that in most instances, a board and the issuer’s management are in the best position to make the determination how to best increase a board’s effectiveness. Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective. Lazard has Approved Guidelines to vote:

    For the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;
    For a requirement that a substantial majority (e.g. 2/3) of a US or UK company’s directors be independent;
    On a case-by-case basis regarding the election of directors where the board does not have independent “key committees” or sufficient independence;
    For proposals that a board’s committees be comprised solely of independent directors or consist of a majority of independent directors;
    For proposals to limit directors’ liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is on a case-by-case basis;

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  • For proposals seeking to de-classify a board and Against proposals seeking to classify a board;

  • On a case-by-case basis on all proposals relating to cumulative voting;

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  • Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees.

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  • Against shareholder proposals seeking union or special-interest representation on the board;

  • Against shareholder proposals seeking to establish term limits or age limits for directors;

  • On a case-by-case basis on shareholder proposals seeking to require that the issuer’s chairman and chief executive officer be different individuals;

  • Against shareholder proposals seeking to establish director stock-ownership requirements; and

  • Against shareholder proposals seeking to change the size of a board, requiring women or minorities to serve on a board, or requiring two candidates for each board seat.

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  b. Anti-takeover Measures

       Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:

    Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;
    On a case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”) and For proposals seeking to require all poison pill plans be submitted to shareholder vote;
    Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;
    Against “blank check” preferred stock; and
    On a case-by-case basis regarding other provisions seeking to amend a company’s by- laws or charter regarding anti-takeover provisions.

  c.  Conduct of Shareholder Meetings

       Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

    Against proposals to adjourn meetings;
    Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;
    For proposals providing for confidential voting;
    Against efforts to eliminate or restrict right of shareholders to act by written consent;
    Against proposals to adopt supermajority vote requirements, or increase vote requirements, and
    On a case-by-case basis on changes to quorum requirements.

  3.   Changes to Capital Structure

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       Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

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    For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
    For stock splits and reverse stock splits;
    On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;
    On a case-by-case basis on management proposals to issue a new class of common or preferred shares;
    For management proposals to adopt or amend dividend reinvestment plans;
    Against changes in capital structure designed to be used in poison pill plans; and
    On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

  4. Stock Option Plans and Other Executive Compensation Issues

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       Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

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    On a case-by-case basis regarding all stock option plans;
    Against restricted stock plans that do not involve any performance criteria;
    For employee stock purchase plans;
    On a case-by-case basis for stock appreciation rights plans;
    For deferred compensation plans;
    Against proposals to approve executive loans to exercise options;
    Against proposals to re-price underwater options;

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    On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.
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  5. Mergers and Other Significant Transactions

       Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.

  6. Social and Political Issues

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       Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

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       Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote on a case-by-case basis for most social and political issue proposals. Lazard will generally vote for the approval of anti-discrimination policies.

  E. Voting Non-U.S. Securities

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       Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

       There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below). Due to the nature of the strategy, a decision to refrain from voting proxies for securities held by the Korea Corporate Governance strategy managed by Lazard (“KCG”), certain Japanese securities or emerging market securities will generally be determined by Portfolio Management. (See Section G.1. below.)

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  F. Conflicts of Interest

  1.  Overview

        Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

       Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

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    Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker-dealer, or an investment banking affiliate has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

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    Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;
    Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

    A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

  2.  General Policy and Consequences of Violations

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       All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between an officer or employee of LF&Co. and an officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

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  3. Monitoring for Conflicts and Voting When a Material Conflict Exists

       Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

  a. Where Approved Guideline Is For or Against

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       Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard’s Chief Compliance Officer, who will determine whether an actual or potential conflict exists.

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  If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is “material” will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

  If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

  b. Where Approved Guideline Is Case-by-Case

       In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard’s Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

       If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS’ Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

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  G. Other Matters

  1. Issues Relating to Management of Specific Lazard Strategies

       Due to the nature of certain strategies managed by Lazard, specifically its emerging markets and KCG strategies, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. With respect to the KCG strategy, Lazard may simply

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  require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines.

       Additionally, particularly with respect to certain Japanese securities, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard's obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

       Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives (e.g., the KCG strategy and an emerging-markets strategy), one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the KCG team to determine what action would be in the best interests of its clients. However, under unusual circumstances, the votes may be split between the two teams. In such event, a meeting of the Proxy Committee will be held to determine whether it would be appropriate to split the votes.

  2. Stock Lending

       As noted in Section B above, Lazard does not vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.

  H. Review of Policy

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       The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

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  MORGAN STANLEY INVESTMENT MANAGEMENT
  PROXY VOTING POLICY AND PROCEDURES

  I. POLICY STATEMENT

  Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

  The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

  Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

  Proxy Research Services - RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

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  Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

  II. GENERAL PROXY VOTING GUIDELINES

  To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard.

  We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

  We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

  We may abstain on matters for which disclosure is inadequate.

  A. Routine Matters.

  We generally support routine management proposals. The following are examples of routine management proposals:

    Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.
    General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

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    Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment.
    However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

  We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

  B. Board of Directors.

  1. Election of directors: Votes on board nominees can involve balancing a variety of considerations. In balancing various factors in uncontested elections, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

  a. We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

  i. At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

  ii. We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

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  b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

  c. We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty.

  We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

  d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

  e. In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

  f. We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

  g. We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

  h. We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards.

  Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies).

  2. Discharge of directors’ duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual

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  discharge of responsibility represents shareholder approval of actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

  3. Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66T%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

  4. Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

  5. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

  6. Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

  7. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

  8. Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

  9. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

  10. Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

  11. Proposals to limit directors’ liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, gross negligence or reckless disregard of his or her duties.

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  C. Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

  D. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

  E. Changes in capital structure.

  1. We generally support the following:

    Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.
    Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)
    Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.
    Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.
    Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
    Management proposals to effect stock splits.

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    Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.
    Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

  2. We generally oppose the following (notwithstanding management support):

    Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.
    Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.
    Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).
    Proposals relating to changes in capitalization by 100% or more.

  We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

  F. Takeover Defenses and Shareholder Rights.

  1. Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the

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  specific context if the proposal is made in the midst of a takeover bid or contest for control.

  2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

  3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

  4. Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

  5. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

  6. Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

  G. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor) We generally vote against proposals to indemnify auditors.

  H. Executive and Director Remuneration.

  1. We generally support the following:

    Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

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    Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance- based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).
    Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non- executive employees.
    Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

  2. We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

  3. Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

  4. Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

  5. We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

  6. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

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  7. We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

  8. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

  I. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine likely financial impacts on shareholder value, balancing concerns on reputational and other risks that may be raised in a proposal against costs of implementation. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. While we support proposals that we believe will enhance useful disclosure, we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

  J. Fund of Funds. Certain funds advised by an MSIM Affiliate invest only in other MSIM funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

  III. ADMINISTRATION OF POLICY

  The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”) or senior officer, consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

  The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

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  The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

  CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

  A. Committee Procedures

  The Committee meets at least annually to review and consider changes to the Policy. The Committee will appoint a subcommittee (the “Subcommittee”) to meet as needed between Committee meetings to address any outstanding issues relating to the Policy or its implementation.

  The Subcommittee will meet on an ad hoc basis to (among other functions): (1) monitor and ratify “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters as requested by CGT.

  The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes. The Committee or the Subcommittee are provided with reports on at least a monthly basis detailing specific key votes cast by CGT.

  B. Material Conflicts of Interest

  In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

  A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

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  2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM funds, as described herein.

  3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

  If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

  1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

  2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

  3. If the Research Providers’ recommendations differ, the CGT Director will refer the matter to the Subcommittee or a Special Committee to vote on the proposal, as appropriate.

  The Special Committee shall be comprised of the CGT Director, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the CGT Director. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

  C. Proxy Voting Reporting

  The CGT will document in writing all Committee, Subcommittee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM fund, the CGT will report the decisions to each applicable board of trustees/directors of those funds at each board’s next regularly scheduled board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

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  MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

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  Proxy Voting Policies and Procedures

  For BlackRock Advisors, LLC

  And Its Affiliated SEC Registered Investment Advisers

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  Effective
  May 1, 2009

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  These Proxy Voting Policies and Procedures (the “Policy”) for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers4 (“BlackRock”) reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock’s clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.5 Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock’s authority to manage, acquire and dispose of account assets.

  When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests,6 whether or not the client’s proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 (“ERISA”).7 When voting proxies for client accounts (including investment companies), BlackRock’s primary objective is to make voting decisions solely in the best interests of clients and ERISA clients’ plan beneficiaries and

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  4 The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

  5 In certain situations, a client may direct BlackRock to vote in accordance with the client’s proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

  6 Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

  7 DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

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  participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.8 It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

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  Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

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  In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock’s Equity Investment Policy Oversight Committee, or a subcommittee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients.9 The Committee is comprised of senior members of BlackRock’s Portfolio Management Group and advised by BlackRock’s Legal and Compliance Department.

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  I. SCOPE OF COMMITTEE RESPONSIBILITIES

  The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.10

  The Committee shall establish BlackRock’s proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a “right” way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting

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  8 Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

  9 Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

  10 The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

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  guidelines will be applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

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  The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues – such as approval of mergers and other significant corporate transactions – require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).11

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  While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock’s clients, on how best to maximize economic value in respect of a particular investment.

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  The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.12 All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee’s determinations and records shall be treated as proprietary, nonpublic and confidential.

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  The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee’s attention and that the Committee’s proxy voting decisions are appropriately disseminated and implemented.

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  11 The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

  12  The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

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  To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Risk Metrics Group, Inc. in that role. Risk Metrics Group, Inc. is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

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II.	SPECIAL CIRCUMSTANCES

  A. Routine Consents

  BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as “proxies” subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

  B. Securities on Loan

  Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client’s best interest and requests that the security be recalled.

  C. Voting Proxies for Non-US Companies

  While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

  As a consequence, BlackRock votes proxies of non-US companies only on a “best-efforts” basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer’s shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

  D. Securities Sold After Record Date

  With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

  E. Conflicts of Interest

  From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a “BlackRock Affiliate”), or a money management or other client of BlackRock (a “BlackRock Client”).13 In such event, provided that the Committee is aware of the real or potential conflict, the following procedures shall apply:

1.	The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. If, however, the matter to be voted on represents a non-routine matter that is material to a BlackRock Affiliate or a BlackRock Client and the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an

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  13 Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

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  independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients; and

  2. if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Portfolio Management Group and/or the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client’s best interest notwithstanding the conflict.

  III. VOTING GUIDELINES

  The Committee has determined that it is appropriate and in the best interests of BlackRock’s clients to adopt the following voting guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee’s judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

  A. Boards of Directors

  These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

  The Committee’s general policy is to vote:

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#	VOTE and DESCRIPTION

A.1	FOR nominees for director of United States companies in
uncontested elections, except for nominees who
§ have missed at least two meetings and, as a result,
attended less than 75% of meetings of the Board of
Directors and its committees the previous year, unless
the nominee missed the meeting(s) due to illness or
company business
§ voted to implement or renew a “dead-hand” poison pill
§ ignored a shareholder proposal that was approved by
either a majority of the shares outstanding in any year or
by the majority of votes cast for two consecutive years
§ failed to act on takeover offers where the majority of the shareholders have tendered their shares
§ are corporate insiders who serve on the audit,
compensation or nominating committees or on a full
Board that does not have such committees composed
exclusively of independent directors
§ on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance
§ sit on more than six boards of public companies
A.2	FOR nominees for directors of non-U.S. companies in
uncontested elections, except for nominees from whom the
Committee determines to withhold votes due to the nominees’
poor records of representing shareholder interests, on a case-by-
case basis
A.3	FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.4	AGAINST proposals to classify Boards of Directors, except
where there exists a legitimate purpose for classifying boards
A.5	AGAINST proposals supporting cumulative voting
A.6	FOR proposals eliminating cumulative voting
A.7	FOR proposals supporting confidential voting
A.8	FOR proposals seeking election of supervisory board members
A.9	AGAINST shareholder proposals seeking additional
representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
A.10	AGAINST shareholder proposals for term limits for directors
A.11	FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
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A.12	AGAINST shareholder proposals requiring directors to own a
minimum amount of company stock
A.13	FOR proposals requiring a majority of independent directors on a Board of Directors
A.14	FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
A.15	FOR proposals to require audit, compensation and/or
nominating committees of a Board of Directors to consist
exclusively of independent directors
A.16	AGAINST shareholder proposals seeking to prohibit a single
person from occupying the roles of chairman and chief
executive officer or shareholder proposals requiring the position of chair be filled by an independent director
A.17	FOR proposals to elect account inspectors
A.18	FOR proposals to fix the membership of a Board of Directors at a specified size
A.19	FOR proposals permitting shareholder ability to nominate
directors directly
A.20	AGAINST proposals to eliminate shareholder ability to
nominate directors directly
A.21	FOR proposals permitting shareholder ability to remove
directors directly
A.22	AGAINST proposals to eliminate shareholder ability to remove directors directly
A.23	FOR precatory and binding resolutions requesting that the board change the company’s by-laws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is
incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats
A.24	AGAINST shareholder proposals requiring two candidates per
board seat
A.25	AGAINST proposals to eliminate entirely directors’ and
officers’ liability for monetary damages for violating the duty of care
A.26	AGAINST indemnification proposals that would expand
coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary
obligation than mere carelessness
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A.27	AGAINST proposals that would expand the scope of
indemnification to provide for mandatory indemnification of
company officials in connection with acts that previously the company was permitted to provide indemnification for at the
discretion of the company's board (i.e. "permissive
indemnification"), but that previously the company was not
required to indemnify
A.28	FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was
unsuccessful if both of the following apply:

• If the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best
interests of the company; and
• If only the director’s legal expenses would be covered
A.29	AGAINST proposals that provide that directors may be
removed only for cause
A.30	FOR proposals to restore shareholders’ ability to remove
directors with or without cause
A.31	AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies
A.32	FOR proposals that permit shareholders to elect directors to fill board vacancies, provided that it is understood that investment company directors may fill Board vacancies as permitted by the
Investment Company Act of 1940, as amended

  B. Auditors

  These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

  The Committee’s general policy is to vote:

B.1	FOR approval of independent auditors, except for

§ auditors that have a financial interest in, or material
association with, the company they are auditing, and are
therefore believed by the Committee not to be independent
§ auditors who have rendered an opinion to any company
which in the Committee’s opinion is either not consistent
with best accounting practices or not indicative of the
company’s financial situation
§ on a case-by-case basis, auditors who in the Committee’s
opinion provide a significant amount of non-audit services
to the company
B.2	FOR proposals seeking authorization to fix the remuneration of auditors
B.3	FOR approving internal statutory auditors
B.4	FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

  C. Compensation and Benefits

  These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

  The Committee’s general policy is to vote:

C.1	IN ACCORDANCE WITH THE RECOMMENDATION OF
ISS on compensation plans if the ISS recommendation is based solely on whether or not the company’s plan satisfies the
allowable cap as calculated by ISS. If the recommendation of
ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular
proposed plan. This policy applies to amendments of plans as well as to initial approvals.
C.2	FOR proposals to eliminate retirement benefits for outside
directors
C.3	AGAINST proposals to establish retirement benefits for outside directors
C.4	FOR proposals approving the remuneration of directors or of
supervisory board members
C.5	AGAINST proposals to reprice stock options

C.6	FOR proposals to approve employee stock purchase plans that
apply to all employees. This policy applies to proposals to
amend ESPPs if the plan as amended applies to all employees.
C.7	FOR proposals to pay retirement bonuses to directors of
Japanese companies unless the directors have served less than three years
C.8	AGAINST proposals seeking to pay outside directors only in
stock
C.9	FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
C.10	AGAINST proposals to ban all future stock or stock option
grants to executives
C.11	AGAINST option plans or grants that apply to directors or
employees of “related companies” without adequate disclosure of the corporate relationship and justification of the option policy
C.12	FOR proposals to exclude pension plan income in the
calculation of earnings used in determining executive
bonuses/compensation
C.13	FOR shareholder proposals – based on a case-by-case analysis –
that request the Board to establish a pay-for-superior
performance standard in the company's executive compensation plan for senior executives
C.14	AGAINST executive compensation plans in which there is a no
connection between the CEO’s pay and company performance
(e.g., the plan calls for an increase in pay and when there has been a decrease in company performance
C.15	WITHHOLD votes from the Compensation Committee
members when company compensation plan has no connection
between executive pay and company performance
C.16	FOR shareholder proposals that call for non-binding
shareholder ratification of the compensation of the named
Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary
Compensation Table
C.17	FOR shareholder proposals seeking disclosure regarding the
company, Board, or Board committee’s use of compensation
consultants, such as company name, business relationship(s)
and fees paid
C.18	AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of
compensation

C.19	FOR shareholder proposals to require golden parachutes or
executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts
C.20	FOR shareholder proposals requesting to put extraordinary
benefits contained in Supplemental Executive Retirement Plans
(“SERP”) agreements to a shareholder vote unless the
company’s executive pension plans do not contain excessive
benefits beyond what is offered under employee-wide plans
C.21	FOR shareholder proposals requesting to limit the executive
benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the SERP’s definition of covered compensation used to establish such benefits
C.22	AGAINST the equity plan if any of the following factors apply:

• The total cost of the company’s equity plans is unreasonable;
• The plan expressly permits the repricing of stock options
without prior shareholder approval;
• There is a disconnect between CEO pay and the company’s
performance; and/or
• The plan is a vehicle for poor compensation practices
C.23	FOR equity plans for non-employee director on a case-by-case basis based on the structure of the plan
C.24	AGAINST plans if the company has a history of repricing
options without shareholder approval, and the applicable listing standards would not preclude them from doing so
C.25	FOR shareholder proposals to put option repricings to a
shareholder vote

  D. Capital Structure

  These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

  The Committee’s general policy is to vote:

D.1	AGAINST proposals seeking authorization to issue shares
without preemptive rights except for issuances up to 10% of a non-US company’s total outstanding capital

D.2	FOR management proposals seeking preemptive rights or
seeking authorization to issue shares with preemptive rights

D.3	FOR management proposals approving share repurchase
programs

D.4	FOR management proposals to split a company’s stock

D.5	FOR management proposals to denominate or authorize
denomination of securities or other obligations or assets in
Euros

D.6	FOR proposals requiring a company to expense stock options
(unless the company has already publicly committed to do so by a certain date)

D.7	AGAINST proposals to create a new class of common stock
with superior voting rights

D.8	AGAINST proposals at companies with dual-class capital
structures to increase the number of authorized shares of the class of stock that has superior voting rights

D.9	FOR proposals to create a new class of nonvoting or sub-voting common stock if:
• It is intended for financing purposes with minimal or no
dilution to current shareholders; and
• It is not designed to preserve the voting power of an insider or significant shareholder
D.10	AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock)

D.11	FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

D.12	FOR management proposals to implement a reverse stock split
when the number of authorized shares will be proportionately reduced

D.13	FOR management proposals to implement a reverse stock split
to avoid delisting

D.14	FOR management proposals to increase the common share
authorization for a stock split or share dividend

D.15	FOR management proposals to institute open-market share
repurchase plans in which all shareholders may participate on equal terms

  E. Corporate Charter and By-Laws

  These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of the client.

  The Committee’s general policy is to vote:

E.1	AGAINST proposals seeking to adopt a poison pill
E.2	FOR proposals seeking to redeem a poison pill
E.3	FOR proposals seeking to have poison pills submitted to
shareholders for ratification
E.4	FOR management proposals to change the company’s name
E.5	AGAINST proposals to require a supermajority shareholder
vote
E.6	FOR proposals to lower supermajority vote requirements
E.7	AGAINST proposals giving the board exclusive authority to
amend the bylaws
E.8	FOR proposals giving the board the ability to amend the bylaws in addition to shareholders

E.9	CASE-BY-CASE on proposals to change a company’s state of
incorporation, taking into consideration both financial and
corporate governance concerns, including:
- The reasons for reincorporating
- A comparison of the governance provisions
- Comparative economic benefits, and
- A comparison of the jurisdiction laws

E.10	FOR re-incorporation when the economic factors outweigh any
neutral or negative governance changes
E.11	FOR proposals to restore, or provide shareholders with rights of appraisal

  F. Corporate Meetings

  These are routine proposals relating to various requests regarding the formalities of corporate meetings.

  The Committee’s general policy is to vote:

F.1	AGAINST proposals that seek authority to act on “any other
business that may arise”
F.2	FOR proposals designating two shareholders to keep minutes of the meeting
F.3	FOR proposals concerning accepting or approving financial
statements and statutory reports
F.4	FOR proposals approving the discharge of management and the
supervisory board
F.5	FOR proposals approving the allocation of income and the
dividend
F.6	FOR proposals seeking authorization to file required
documents/other formalities
F.7	FOR proposals to authorize the corporate board to ratify and execute approved resolutions
F.8	FOR proposals appointing inspectors of elections
F.9	FOR proposals electing a chair of the meeting
F.10	FOR proposals to permit “virtual” shareholder meetings over
the Internet
F.11	AGAINST proposals to require rotating sites for shareholder
meetings
F.12	AGAINST proposals that are substantially duplicative (i.e.,
shareholder proposals that are unnecessary because a
management proposal serves the same purpose)

  G. Investment Companies

  These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

  The Committee’s general policy is to vote:

G.1	FOR nominees for director of mutual funds in uncontested
elections, except for nominees who
§ have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its
committees the previous year, unless the nominee missed
the meeting due to illness or fund business
§ ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the
majority of votes cast for two consecutive years
§ are interested directors who serve on the audit or nominating committees or on a full Board that does not have such
committees composed exclusively of independent directors
§ on a case-by-case basis, have served as directors of
companies with allegedly poor corporate governance
G.2	FOR the establishment of new series or classes of shares
G.3	AGAINST proposals to change a fund’s investment objective to nonfundamental
G.4	FOR proposals to establish a master-feeder structure or
authorizing the Board to approve a master-feeder structure
without a further shareholder vote
G.5	AGAINST a shareholder proposal for the establishment of a
director ownership requirement
G.6	FOR classified boards of closed-end investment companies
G.6	AGAINST removal of shareholder approval requirement to
reorganize or terminate the trust or any of its series

  H. Environmental and Social Issues

  These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

  The Committee’s general policy is to vote:

H.1	AGAINST proposals seeking to have companies adopt
international codes of conduct
H.2	AGAINST proposals seeking to have companies provide non-
required analyses, information statements or reports in the
following areas unless there are compelling investment reasons to request such reports:

- environmental liabilities;
- bank lending policies;
- corporate political contributions or activities;
- alcohol and tobacco advertising and efforts to discourage use of such products by minors or other groups;
- costs and risk of doing business in any individual country or the standards of operations in such country;
- involvement in nuclear defense systems or other military
products;
- animal welfare standards;
- pricing policies;
- the use of certain commodities, genetically modified materials or chemicals;
- sustainability and other perceived political, environmental or social issues that do not directly relate to the economic
operations of the company;
- charitable contributions made by the company
H.3	AGAINST proposals requesting reports on Maquiladora
operations or on CERES principles
H.4	AGAINST proposals seeking implementation of the CERES
principles

H.5	FOR resolutions requesting that a company disclose
information on the impact of climate change on the company’s operations unless:
- The company already provides current, publicly available
information on the perceived impact that climate change may
have on the company as well as associated policies and
procedures to address such risks and/or opportunities;
- The company’s level of disclosure is comparable to or better than information provided by industry peers; and
-There are no significant fines, penalties, or litigation
associated with the company’s environmental performance
H.6	AGAINST proposals that call for reduction in greenhouse gas
emissions by specified amounts or within a restrictive time
frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions
H.7	FOR resolutions requesting that companies outline their
preparations to comply with standards established by Kyoto
Protocol signatory markets unless:
-The company does not maintain operations in Kyoto signatory markets;
-The company already evaluates and substantially discloses
such information;
-Greenhouse gas emissions do not significantly impact the
company’s core businesses; or
-The company is not required to comply with the Kyoto
Protocol standards
H.8	AGAINST resolutions that request the disclosure of detailed
information on a company’s policies related to land use or
development unless the company has been the subject of recent, significant fines or litigation stemming from its land use
H.9	AGAINST proposals to publish in newspapers and public media
the company's political contributions as such publications could present significant cost to the company without providing
commensurate value to shareholders
H.10	AGAINST proposals barring the company from making
political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage
H.11	AGAINST proposals restricting the company from making
charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which
contributions are in the best interests of the company

H.12	AGAINST proposals asking for a list of company executives,
directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such
service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any
meaningful information to shareholders
H.13	AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives
unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies
H.14	AGAINST proposals seeking information on the diversity
efforts of suppliers and service providers, which can pose a significant cost and administrative burden on the company
H.15	FOR proposals seeking to amend a company’s EEO statement
in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the
company
H.16	AGAINST proposals to exclude references to sexual
orientation, interests, or activities from a company’s EEO
statement
H.17	AGAINST proposals to extend company benefits to, or
eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company
H.18	AGAINST proposals to take specific actions or adopt policies that require the company to support legislation to:
-label or identify products in a certain manner;
-study or evaluate the use of certain company products;
-increase animal welfare standards to above those required by law; or
-engage in political, environmental or social activities that do not directly relate to the economic operations of the company
H.19	CASE-BY-CASE on proposals requesting an economic risk
assessment of environmental performance, considering:

- The feasibility of financially quantifying environmental risk factors;
- The company’s compliance with applicable legislation and/or regulations regarding environmental performance;
- The costs associated with implementing improved standards;
- The potential costs associated with remediation resulting from poor environmental performance; and
- The current level of disclosure on environmental policies and initiatives

H.20	FOR requests for reports disclosing the company’s
environmental policies unless it already has well-documented environmental management systems that are available to the
public
H.21	CASE-BY-CASE on proposals calling for companies to report
on the risks associated with outsourcing, considering:

- Risks associated with certain international markets;
- The utility of such a report to shareholders; and
- The existence of a publicly available code of corporate
conduct that applies to international operations
H.22	CASE-BY-CASE on requests for reports detailing the
company’s operations in a particular country and steps to
protect human rights, based on:
- The nature and amount of company business in that country;
- The company’s workplace code of conduct;
- Proprietary and confidential information involved;
- Company compliance with U.S. regulations on investing in
the country; and/or
- Level of peer company involvement in the country
H.23	CASE-BY-CASE on proposals to implement certain human
rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In
evaluating these proposals, the following should be considered:

- The company’s current workplace code of conduct or
adherence to other global standards and the degree they meet the standards promulgated by the proponent;
- Agreements with foreign suppliers to meet certain workplace standards;
- Whether company and vendor facilities are monitored and
how;
- Company participation in fair labor organizations;
- Type of business;
- Proportion of business conducted overseas;
- Countries of operation with known human rights abuses;
- Whether the company has been recently involved in
significant labor and human rights controversies or violations;
- Peer company standards and practices; and
- Union presence in company’s international factories

  IV. NOTICE TO CLIENTS

  BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.14 BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients’ interests or as may be necessary to effect such votes or as may be required by law.

  BlackRock encourages clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client’s proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

  These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.


  14 Such request may be made to the client’s portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.



  Western Asset

  PROXY VOTING


  BACKGROUND


  An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.


  POLICY


       As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.


       While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

       In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

  PROCEDURE

  Responsibility and Oversight


  The Western Asset Legal and Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research


  analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

  Client Authority


       The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.


  Proxy Gathering


  Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions ofproxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.


  Proxy Voting

  Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.
b.	Impacted accounts are checked to confirm Western Asset voting authority.
c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)
d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.
e.	Legal and Compliance Department staffprovides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking

into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Legal and Compliance Department.
f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

  Timing

  Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

  Recordkeeping


  Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset's policies and procedures.
b.	Copies of proxy statements received regarding client securities.
c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
d.	Each written client request for proxy voting records and Western Asset's written response to both verbal and written client requests.
e.	A proxy log including:
	1.	Issuer name;
	2.	Exchange ticker symbol of the issuer's shares to be voted;
	3.	Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;
	4.	A brief identification of the matter voted on;
	5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
	6.	Whether a vote was cast on the matter;
	7.	A record of how the vote was cast; and
	8.	Whether the vote was cast for or against the recommendation of the issuer's management team.

  Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.


  Disclosure


  Western Asset's proxy policies are described in the firm's Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.


  Conflicts of Interest

  All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and
3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

  Voting Guidelines


  Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.


  Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.


  I. Board Approved Proposals


  The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

  1. Matters relating to the Board of Directors

  Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

(i)	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.
(ii)	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
(iii)	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
(iv)	Votes are cast on a case-by-case basis in contested elections of directors.

  2. Matters relating to Executive Compensation


  Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

(i)	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
(ii)	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
(iii)	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.
(iv)	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.


  3. Matters relating to Capitalization


  The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

(i)	Western Asset votes for proposals relating to the authorization of additional common stock.
(ii)	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
(iii)	Western Asset votes for proposals authorizing share repurchase programs.

  4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions Western Asset votes these issues on a case-by-case basis on board-approved transactions.

  5. Matters relating to Anti-Takeover Measures Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

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(i)	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
(ii)	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.
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  6.  Other Business Matters

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  Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

(i)	Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.
(ii)	Western Asset votes against authorization to transact other unidentified,

  substantive business at the meeting.

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  II. Shareholder Proposals


  SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

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  1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

  2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

  3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

  III. Voting Shares of Investment Companies

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  Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

  1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

  2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

  IV. Voting Shares of Foreign Issuers

  In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

  1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

  2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

  3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

  4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20°% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.


  RETIREMENT ACCOUNTS

       For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor ("DOL") has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

       In order to comply with the DOL's position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.


  MacKay Shields LLC
  Proxy Voting Policies and Procedures

  1. Introduction

  MacKay Shields LLC (“MacKay Shields” or the “Firm”), has adopted these “Proxy Voting Policy and Procedures” (the “Policy”) to ensure the Firm’s compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and other applicable fiduciary obligations. The Policy applies to proxies relating to securities held by clients of MacKay Shields who have delegated the responsibility of voting proxies to the Firm. The Policy is designed to assist Firm employees in meeting their specific responsibilities in this area and to ensure that proxies are voted in the best interests of the Firm’s clients.

  2. Statement of Policy

  2.1 It is the policy of MacKay Shields that where the Firm has voting authority, all proxies are to be voted in the best interest of the client without regard to the interests of MacKay Shields or other related parties. Specifically, MacKay Shields shall not subordinate the interests of clients to unrelated objectives. MacKay Shields shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. For purposes of the Policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all MacKay Shields clients share in seeing the value of a common investment increase over time. It is further the policy of the Firm that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records as required by the Advisers Act, be made available to its clients.

  2.2 When proxies with respect to securities held by clients of MacKay Shields have not been received by MacKay Shields or its proxy voting service provider, MacKay Shields will make reasonable efforts to obtain missing proxies. MacKay Shields is not responsible for voting proxies it or its proxy voting service provider does not receive.

  2.3 MacKay Shields may choose not to vote proxies under the following circumstances:

  If the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;

  If the cost of voting the proxy outweighs the possible benefit; or

  If a jurisdiction imposes share blocking restrictions which prevent the Firm from trading shares.

  3. Use of Third Party Proxy Voting Service Provider

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  To discharge its responsibility, MacKay Shields has examined third-party services that assist in the researching and voting of proxies and the development of voting guidelines. After such review, the Firm has selected Institutional Shareholder Services, a business unit of RiskMetrics Group (“ISS”), to assist it in researching voting proposals, analyzing the financial implications of voting proposals and voting proxies. MacKay Shields utilizes the research and analytical services, operational implementation, administration, record-keeping and reporting services provided by ISS.


  4. Proxy Voting Guidelines

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  4.1 MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for non-union clients who so specify will be voted in accordance with the voting recommendations contained in the applicable ISS non-union domestic or global proxy voting guidelines, as in effect from time to time (“Non-Union Guidelines”). A summary of the current Non-Union Guidelines is attached as Exhibit A.

  4.2 MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for union or Taft-Hartley clients who so specify will be voted in accordance with the voting recommendations contained in the applicable ISS Taft-Hartley domestic or global proxy voting guidelines, as in effect from time to time (“Union Guidelines”). A summary of the current Union Guidelines is attached as Exhibit B.

  4.3 For purposes of the Policy, the Non-Union and Union Guidelines are collectively referred to as the Standard Guidelines.

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  4.4 A client may choose to use proxy voting guidelines different from the Standard Guidelines (“Custom Guidelines”). Any Custom Guidelines must be furnished by the client to MacKay Shields in writing.

  4.5 In the event the Standard Guidelines or any client’s Custom Guidelines do not address how a proxy should be voted or state that the vote is to be determined on a “case-by-case” basis, the proxy will be voted in accordance with ISS recommendations, subject to Section 6. In the event that ISS has not made a recommendation, MacKay Shields will follow the procedure set forth in Section 7.

  4.6 Notwithstanding the foregoing, MacKay Shields will vote a proxy with respect to a particular security held by a client in accordance with such client’s specific request even if it is in a manner inconsistent with the Standard Guidelines or the client’s Custom Guidelines, as the case may be. Any such specific requests must be furnished to MacKay Shields by the client in writing and must be received by MacKay on a timely basis for instructing ISS how to cast the vote.

  4.7 In order to avoid possible conflicts of interest, MacKay Shields votes proxies based on the Standard Guidelines or a client’s Custom Guidelines, as the case may be. However, it is recognized that the Firm’s portfolio management team has the ultimate responsibility for proxy voting.

  4.8 For clients using the Standard Guidelines, the Firm will instruct ISS to cast votes in accordance with the Standard Guidelines. For clients using Custom Guidelines, the Firm will provide ISS with a copy of such Custom Guidelines and will instruct ISS to cast votes in accordance with such Custom Guidelines. ISS will cast votes in accordance with the Standard Guidelines or Custom Guidelines, as the case may be, unless instructed otherwise by MacKay Shields as set forth in Sections 6 and 7. Upon receipt of a specific request from a client pursuant to Section 4.6, the Firm will instruct ISS to cast such client’s proxy in accordance with such request.

  5. Client Account Set-up and Review

  5.1 Initially, MacKay Shields must determine whether the client seeks to retain the responsibility of voting proxies, or seeks to delegate that responsibility to the Firm. The marketing or client service person responsible for setting up the account, in conjunction with MacKay’s Legal/Compliance Department, will have primary responsibility for making that determination. In its sole discretion, the Firm may decline to accept authority to vote a client’s proxies. Any such refusal shall be in writing.

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  5.2 If MacKay Shields has authority to vote a client’s proxies, the marketing or client service person responsible for setting up the account will ask the client to specify in writing (which may be by e-mail) whether the Firm should vote proxies in accordance with the Non-Union Guidelines, Union Guidelines or Custom Guidelines.

  5.3 In most cases, the delegation of voting authority to MacKay Shields, and the Firm’s use of a third-party proxy voting service provider shall be memorialized in the client’s investment management agreement.

  5.4 MacKay Shields shall notify ISS of new client accounts using such form as ISS shall specify from time to time. Designated personnel within the Firm will be responsible for ensuring that each new client’s account for which the Firm has proxy voting authority is established on the appropriate systems and that each such account is properly coded for voting under the appropriate Non-Union Guidelines, Union Guidelines or Custom Guidelines, as the case may be.


  6. Overriding Guidelines

  A portfolio manager may propose that a particular proxy vote be cast in a manner different from the Standard Guidelines or an ISS voting recommendation, or may propose an abstention from voting, if he/she believes that to do so, based on all facts and circumstances, is in the best interest of the Firm’s clients as a whole. Any portfolio manager who proposes to override the Standard Guidelines or an ISS voting recommendation on a particular vote or to abstain from voting must complete a Proxy Vote Override/Decision Form, which is set forth in Schedule C.

  7. Referral of Voting Decision by ISS to MacKay Shields

  7.1 In the event that the Standard Guidelines or a client’s Custom Guidelines do not address how a proxy should be voted on a specific proposal for an issuer and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields, In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

  7.2 In the event that the Standard Guidelines or a client’s Custom Guidelines require a “case-by-case” determination on a particular proxy vote and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

  7.3 In the event that ISS determines that a conflict of interest exists as a result of which ISS is precluded from making a recommendation as to how a proxy should be voted on a specific proposal for an issuer, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

  8. Conflicts of Interest

  8.1 The Firm’s portfolio managers may make proxy voting decisions in connection with (i) overriding the Standard Guidelines or an ISS voting recommendation pursuant to Section 6, or (ii) deciding on a vote pursuant to Section 7. In such event, the portfolio managers have an affirmative duty to disclose any potential conflict of interest known to them that exists between the Firm and the client on whose behalf the proxy is to be voted (“Conflict”).

  8.2. By way of example, Conflicts may exist in situations where the Firm is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where MacKay Shields or an affiliated person of the Firm also:

    Manages the issuer’s or proponent’s pension plan;
    Administers the issuer’s or proponent’s employee benefit plan;
    Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or
    Manages money for an employee group.

  Additional Conflicts may exist, among others, if an executive of the Firm or its control affiliates is a close relative of, or has a personal or business relationship with:

    An executive of the issuer or proponent;
    A director of the issuer or proponent;
    A person who is a candidate to be a director of the issuer;
    A participant in the proxy contest; or
    A proponent of a proxy proposal.

  8.3 Whether a relationship creates a Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Firm with respect to voting, the value of the relationship to MacKay Shields or an affiliate can create a Conflict.

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  8.4 After a Proxy Vote Override/Decision Form is completed pursuant to Sections 6 or 7, such Form, which elicits information as to whether a potential Conflict exists, must be submitted to the Legal/Compliance Department for review. If the Firm’s General Counsel (“GC”) or Chief Compliance Officer (“CCO”) determines that there is no potential Conflict, the GC or CCO or their designee may instruct ISS to vote the proxy issue as set forth in the completed Form.


  8.5 If the GC or CCO determines that there exists or may exist a Conflict, he or she will refer the issue to the Compliance Committee for consideration by convening (in person or via telephone) an emergency meeting of the Compliance Committee. For purposes of this Policy, a majority vote of those members present shall resolve any Conflict. The Compliance Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Conflict and make a determination as to how to vote the proxy – i.e., whether to permit or deny the recommendation of the portfolio manager, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients.

  8.6 In considering the proxy vote and potential Conflict, the Compliance Committee may review the following factors, including but not limited to:

    The percentage of outstanding securities of the issuer held on behalf of clients by the Firm.
    The nature of the relationship of the issuer with the Firm, its affiliates or its executive officers.
    Whether there has been any attempt to directly or indirectly influence the portfolio manager’s decision.
    Whether the direction (for or against) of the proposed vote would appear to benefit the Firm or a related party.
    Whether an objective decision to vote in a certain way will still create a strong appearance of a Conflict.

  MacKay Shields may not abstain from voting any such proxy for the purpose of avoiding Conflict.

  9. Securities Lending

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  MacKay Shields portfolio managers will monitor upcoming meetings and MacKay Shields will request that clients call back securities loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to request that clients call back securities loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security on loan.


  10. Reporting

  Upon request, MacKay Shields shall report annually (or more frequently if specifically requested) to its clients on proxy votes cast on their behalf. MacKay Shields will provide any client who makes a written or verbal request with a copy of a report disclosing how MacKay Shields voted securities held in that client’s portfolio. The report will generally contain the following information:

    The name of the issuer of the security;
    The security’s exchange ticker symbol;
    The security’s CUSIP number;
    The shareholder meeting date;
    A brief identification of the matter voted on;
    Whether the matter was proposed by the issuer or by a security holder;
    Whether MacKay Shields cast its vote on the matter;
    How MacKay Shields voted; and
    Whether MacKay Shields voted for or against management.

  11. Record-Keeping

  Either MacKay Shields or ISS as indicated below will maintain the following records:

    A copy of the Policy and MacKay’s Standard Guidelines;
    A copy of each proxy statement received by MacKay Shields or forwarded to ISS by the client’s custodian regarding client securities;
    A record of each vote cast by MacKay Shields on behalf of a client;
    A copy of all documents created by MacKay Shields that were material to making a decision on the proxy voting (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any Conflict, a copy of all guideline override requests and all supporting documents; and
    A copy of each written request by a client for information on how MacKay Shields voted proxies on behalf of the client, as well as a copy of any written response by MacKay Shields to any request by a client for information on how MacKay Shields voted proxies on behalf of the client; records of oral requests for information or oral responses will not be kept.


  Such records must be maintained for at least eight years.


  12. Review of Voting and Guidelines

  As part of its periodic reviews, MacKay Shields’ Legal/Compliance Department will conduct an annual review of the prior year’s proxy voting as well as the guidelines established for proxy voting. Documentation shall be maintained of this review and a report setting forth the results of the review will be presented annually to the Compliance Committee.

  13. How to Request Information On How the Firm Voted Proxies

  Clients may, at anytime, request and receive information from MacKay Shields as to how the Firm voted proxies for securities held in their account. Any such proxy information request should be in writing and mailed or faxed [(212)-754-9205] to MacKay Shields Client Services Department at:

  MacKay Shields LLC

  9 West 57th Street

  New York, NY 10019

  ATTN: Client Services

  Attachments:

  Exhibit A - Summary of Standard Guidelines for non-union clients Exhibit B - Summary of Standard Guidelines for union clients (Taft-Hartley) Schedule C- Proxy Vote Override/Decision Form


  Effective June 2009


  SCHEDULE C

  Proxy Vote Override/Decision Form

  Portfolio Manager Requesting Override/Making Decision:

Portfolio Management Product Area (check one):		qGrowth
qValue	qInternational Equity	qConvertible
qFixed (High Yield)	qFixed (High Grade)

Security Issuer:

Security’s exchange ticker symbol:

Cusip #:

# of Shares held/par amount held:
Percentage of outstanding shares/par amount held:

Type of accounts holding security:	Mutual Funds (name each fund):
Separate Accounts (specify number):
Other (describe):

Applicable Guidelines (check one):	qMacKay Standard (A or B)
qOther (specify):
qN/A

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  Shareholder/Bondholder/Lender Meeting Date:


  Response Deadline:

  Brief Description of the Matter to be Voted On: ______________________________________________________________________________ ______________________________________________________________________________ ______________________________________________________________________________ ______________________________________________________________________________ ________________________________________________

Proposal Type (check one):
qManagement Proposal
qShareholder Proposal (identify proponent: )

Recommended vote by issuer’s management (check one): ❑For qAgainst qN/A

  Recommended vote by ISS (check one):

  qForqAgainstqAbstainqN/A
  qNo Recommendation

  Portfolio manager recommended vote (check one):

  qForqAgainst qAbstain

  Describe in detail why you believe this override/decision is in the client’s best interest (attach supporting documentation): ______________________________________________________________________________ ______________________________________________________________________________ ______________________________________________________________________________ ______________________________________________________________________________ ______________________________________________________________________________ ______________________________________________________________________________ ______________________________________________________________________________ ______________________________

  Are you aware of any relationship between the issuer, or its officers or directors, and MacKay Shields or any of its affiliates?

       qNoqYes (describe below) ______________________________________________________________________________ ______________________________________________________________________________ ______________________________________________________________________________ ______________________________________________________

  Are you aware of any relationship between the issuer, including its officers or directors, and any executive officers of MacKay Shields or any of its affiliates?

       qNoqYes (describe below) ______________________________________________________________________________ ______________________________________________________________________________ ______________________________________________________________________________ ______________________________________________________

  Are you aware of any relationship between the proponent of the proxy proposal (if not the issuer) and MacKay Shields or any of its affiliates?

       qNoqYes (describe below) ______________________________________________________________________________ ______________________________________________________________________________ ______________________________________________________________________________ ______________________________________________________

  Are you aware of any relationship between the proponent of the proxy proposal (if not the issuer) and any executive officers of MacKay Shields or any of its affiliates?

       qNoqYes (describe below) ______________________________________________________________________________ ______________________________________________________________________________ ______________________________________________________________________________ ______________________________________________________

  Has anyone (outside of your portfolio management area) contacted you in an attempt to influence your decision to vote this proxy matter?

  qNoqYes

  If yes, please describe below who contacted you and on whose behalf, the manner in which you were contacted (such as by phone, by mail, as part of group, individually etc.), the subject matter of the communication and any other relevant information, and attach copies of any written communications. ______________________________________________________________________________ ______________________________________________________________________________ ______________________________________________________________________________ ______________________________________________________________________________ ______________________________________________________________________________ __________________________________________

  Are you aware of any facts related to this proxy vote that may present a potential conflict of interest with the interests of the client(s) on whose behalf the proxies are to be voted?qNoqYes (describe below) ______________________________________________________________________________ ______________________________________________________________________________ ______________________________________________________________________________ ______________________________________________________

  Certification:

  The undersigned hereby certifies that to the best of his or her knowledge, the above statements are complete and accurate, and that such override/decision is in the client(s)’ best interests without regard to the interests of MacKay Shields or any related parties.

  Date:

  Name:

  Title:

  Product Head Concurrence with Override Request/Decision:

  Date:

  Name:

  Title:

  Legal/Compliance Action:

  qOverride/decision approved
  qReferred to Compliance Committee for Further Consideration

  Date:

  Name:
  Title:

  PIMCO

  SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

  PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including, but not limited to, plans of reorganization, and waivers and consents under applicable indentures. For purposes of this Proxy Policy, voting or consent rights do not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

  The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

  PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

  Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

  Aberdeen U.S. Registered Advisers
  Proxy Voting Policies and Procedures


  As of September 09, 2008

  The following are proxy voting policies and procedures (“Policies and Procedures”) adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”), that are subsidiaries of Aberdeen Asset Management PLC (“AAM”); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, (“Aberdeen US”), Aberdeen Asset Management Asia Limited, a Singapore Corporation (“Aberdeen Singapore”), Aberdeen Asset Management Limited, an Australian Corporation (“Aberdeen AU”), and Aberdeen Asset Management Investment Services Limited, a UK Corporation (“AAMISL”), (collectively referred to herein as “Aberdeen Advisers” and each an “Aberdeen Adviser”) (collectively with AAM, “Aberdeen”). These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws or requirements of other jurisdictions.

  Each of the Aberdeen Advisers provides advisory resources to certain U.S. clients, including substantive advice on voting proxies for certain equity securities. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

  Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) (“Funds” and each a “Fund”), and other U.S. residents as well as non-U.S. registered funds or clients. Each Aberdeen Adviser follows these Policies and Procedures for each of its respective U.S. clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors or Trustees. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106 –Investment Fund Continuous Disclosure.


  I. Definitions

  A. “Best interest of clients”. Clients’ best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

  B. “Material conflict of interest”. Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

  II. General Voting Policies

  A. Client’s Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

  B. Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

  C. Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

  D. Individualized. These Policies and Procedures are tailored to suit Aberdeen’s advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients’ directions.

  E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below to resolve such conflict.

  F. Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:


  1. No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients’ custodians are instructed to mail proxy material directly to such clients or the clients’ designees.

  2. Limited Value. An Aberdeen Adviser may abstain from voting a client proxy if the Aberdeen Adviser determines that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

  3. Unjustifiable Costs. An Aberdeen Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).


  4. Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

  5. Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.


  6. Special Considerations. Aberdeen’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, the Aberdeen Adviser may follow the client’s direction or may request that the client vote the proxy directly.

  G. Sources of Information. The Aberdeen Advisers may conduct research internally and/or use the resources of an independent research consultant. The Aberdeen Advisers may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

  H. Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers’ clients.


  I. Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

  J. Disclosure of Vote. As disclosed in Part II of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

  III. Specific Voting Policies

  A. General Philosophy.

  · Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

  · Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

  · Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

  B. Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

  C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

  D. Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.


  E. Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.


  F. Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company’s corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

  IV. Proxy Voting Procedures

  This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

  A. Obtain Proxy. Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the relevant Aberdeen Adviser’s designated proxy administrator (“PA”). Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge. Each proxy received is matched to the securities to be voted.

  B. Material Conflicts of Interest.

  1. Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand. Portfolio managers and research analysts ("Analysts”) and senior management of each Aberdeen Adviser have an affirmative duty to disclose any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

  2. When a material conflict of interest between an Aberdeen Adviser’s interests and its clients’ interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

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  C. Analysts. The proxy administration process is carried out by the Global Voting Team based in Scotland (“PA-UK)”. The PA-UK ensures that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the PA-UK will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA-UK . The Analyst may consult with the PA-UK as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.



  D. Vote. The following describes the breakdown of responsibilities between the designated PA and the Corporate Governance Group (“CGG”) of each Aberdeen Adviser in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

       The US Fund Administration group (“PA-US”), and the PA-UK, are responsible for ensuring that votes for Aberdeen Advisers’ clients are cast and cast in accordance with these Policies and Procedures. The PA-US is primarily responsible for administering proxy votes for the Funds which are advised or sub-advised by the Aberdeen Advisers,.the US closed-end Funds for which Aberdeen Singapore is the Manager, and the Canadian investment funds.

       Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst whether located in Aberdeen US, Aberdeen UK, Aberdeen AU or Aberdeen Singapore.

       In the event that a material conflict of interest is identified by any Analyst, whether in Aberdeen US, Aberdeen UK, Aberdeen AU, Aberdeen Singapore, or AAMISL, decisions on how to vote will be referred to the Corporate Governance Group (“CGG”). The CGG includes the Chief Investment Officer, the head of the Socially Responsible Research, and representatives from Aberdeen US, Aberdeen UK, Aberdeen AU, AAMISL and Aberdeen Singapore’s portfolio management teams,. The CGG meets as needed to consider material conflicts of interest or any other items raising unique issues. If the CGG determines that there is no material conflict of interest, the vote recommendation will be forwarded to the appropriate proxy administrator, either the PA-US or PA-UK. If a material conflict of interest is identified, the CGG will follow the conflict of interest procedures set forth in Section IV.B.2., above.

       The Aberdeen Advisers have engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically. Custodians for certain clients provide the PA-US with access to ProxyEdge. PA-UK helps facilitate and coordinate proxy voting for certain U.S. clients of the Aberdeen Advisers. Aberdeen UK has engaged Institutional Shareholder Services (“ISS”), a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting. In the absence of any material conflict of interest, the Aberdeen Advisers may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. For clients on the ISS system, votes are automatically entered in accordance with ISS recommendations unless the PA-UK expressly changes the vote prior to the voting deadline with appropriate analyst documentation. In the event of a material conflict of interest, the Aberdeen Advisers will follow the procedures outlined in Section IV.B.2, above.

  E. Review. PA-UK are responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.


V.	Documentation, Recordkeeping and Reporting Requirements
A.	Documentation.

       The Aberdeen US Chief Compliance Officer is responsible for implementing and updating these Policies and Procedures;

  The PA-UK and PA-US are responsible for:

1.	Overseeing the proxy voting process;
2.	Consulting with portfolio managers/analysts for the relevant portfolio security; and
3.	Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.
B.	Record Keeping.
1.	Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account will be maintained by either ISS and Proxy Edge, depending on the client account.

       A US Fund’s proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund’s proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004). If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly. Aberdeen Advisers shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients’ votes promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).


  2. As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser’s written response to any (written or oral) client request for such records.

  3. Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.


  C. Reporting. The Aberdeen Advisers will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV. Upon receipt of a client’s request for more information, the Aberdeen Advisers will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client’s stated requirements, how the client’s proxies were voted during the period requested subsequent to the adoption of these



  Policies and Procedures. Such periodic reports, other than those required for Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

       For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund’s website no later than August 31 of each year. Upon receipt of a client or securityholder’s request, Aberdeen US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund’s proxy voting record, without charge, to any client or securityholder upon a request made by the client or securityholder after August 31.

  D. Review of Policies and Procedures. These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers. Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser.


  APPENDIX C

  ADDITIONAL INFORMATION ABOUT

  THE FUNDS’ PORTFOLIO MANAGERS

  Compensation of Portfolio Managers

  Set forth below are descriptions of the compensation arrangements utilized by each Fund’s subadvisor(s) to compensate the portfolio managers of the Fund. Under the Trust’s manager of managers structure, each Fund pays a fee to the Advisor for investment advisory services, and the Advisor, in turn, compensates that Fund’s subadvisor(s). Each subadvisor is responsible for compensating its employees. Each portfolio manager’s compensation arrangements are established by the subadvisor by whom the portfolio manager is employed. Neither the Trust nor the Advisor has any discretion or authority to determine the amount or the structure of an individual portfolio manager’s respective compensation arrangements.

  Other Accounts Managed by the Portfolio Managers

  The portfolio managers of the Funds may provide portfolio management services to various other entities, including other registered investment companies, pooled investment vehicles that are not registered investment companies, and other investment accounts managed for organizations or individuals. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment company or other account. Specifically, a portfolio manager who manages multiple investment companies and/or other accounts is presented with potential conflicts of interest that may include, among others:

(i)	an inequitable distribution of the portfolio manager’s time and attention;
(ii)	the unequal distribution or allocation between accounts of a limited investment opportunity; and
(iii)	incentives, such as performance-based advisory fees, that relate only to certain accounts.

  Set forth below is information regarding the other accounts for which each portfolio manager has day-to-day portfolio management responsibilities, as of March 31, 2009, unless otherwise noted. The accounts are classified into three categories: (i) registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on investment performance (“performance fees”), information regarding those accounts is presented separately.

  MGI US Large Cap Growth Equity Fund

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  INTECH Investment Management LLC (“INTECH”)

  A team of portfolio managers is primarily responsible for implementing the investment strategies of INTECH’s allocated portion of the Fund’s portfolio. A team of investment professionals consisting of Dr. Robert Fernholz, Dr. Adrian Banner, and Joseph Runnels works together to implement the mathematical portfolio management process. Each portfolio manager receives base pay in the form of a fixed annual salary paid by INTECH, which is not based on the performance or assets of INTECH’s allocated portion of the Fund’s portfolio. Each portfolio manager is also eligible for a cash bonus as determined by INTECH, which is not based on the performance or assets of INTECH’s allocated portion of the Fund’s portfolio. The portfolio managers, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH. Some of the portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with the Janus Executive Income Deferral Program.


  In addition to the Fund, the team manages:


		Total Accounts	Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	17	$4,751	3	$274
Other Pooled Investment Vehicles	38	$7,002	0	$0
Other Accounts	343	$26,565	50	$5,097

  Sands Capital Management (“Sands Capital”)


  An investment team consisting of Frank M. Sands, Jr., CFA and David E. Levanson, CFA is responsible for the day-to-day management of Sands Capital’s allocated portion of the Fund’s portfolio. Compensation for members of the team consists of the following components: (i) salary, (ii) annual qualitative bonus, (iii) a standard profit sharing plan and 401(k) plan, (iv) equity participation, and (v) an investment results bonus. The investment results bonus is calculated based on the performance of the firm’s institutional composite relative to the Russell 1000 Growth Index over rolling one, three and five-year periods. Bonuses are not based on Fund performance or assets of Sand’s allocated portion of the Fund’s portfolio.


  In addition to the Fund, the team manages:


	Total Accounts		Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	7	$1,352	1	$284
Other Pooled Investment Vehicles	7	$902	0	$0
Other Accounts(1)	10	$6,975	9	$779

(1)	This number counts each wrap sponsor program as one client each. The actual number of underlying wrap accounts across the 3 wrap programs included is 1,711 as of March 31, 2009.


  Winslow Capital Management, Inc. (“Winslow”)


  In an effort to retain key personnel, Winslow has structured compensation plans for portfolio managers and other key personnel that Winslow believes are competitive with other investment management firms. The compensation plan is determined by the Winslow Operating Committee and is designed to align manager compensation with investors’ goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product. Effective December 26, 2008, upon the acquisition of Winslow by Nuveen Investments, the portfolio managers have long-term employment agreements with multi-year non-competition/non-solicitation clauses.

  The Winslow Operating Committee establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the employees based upon each individual’s performance, client results and the profitability of the firm.


  In addition to the Fund, Messrs. Winslow, Kelly, and Wear manage:


		Total Accounts	Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	4	$2,328	0	$0
Other Pooled Investment Vehicles	6	$94	0	$0
Other Accounts(1)	50	$2,425	1	$24
(1)	This number includes 10 wrap sponsor programs. The actual number of underlying wrap accounts across the discretionary wrap programs is 1,585 as of March 31, 2009.

  MGI US Large Cap Value Equity Fund

  Eaton Vance Management (“Eaton Vance”)

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  Mr. Michael R. Mach, CFA, is primarily responsible for the day-to-day management of Eaton Vance’s allocated portion of the Fund’s portfolio. Compensation paid by Eaton Vance to its portfolio managers has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s non-voting common stock and restricted shares of Eaton Vance Corp.’s non-voting common stock. The portfolio managers also receive certain retirement, insurance, and other benefits that are broadly available to all Eaton Vance employees. The portfolio managers’ compensation generally is reviewed on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31 fiscal year end of Eaton Vance Corp.

  The portfolio managers are compensated based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on



  the basis of absolute performance, consideration also may be given to risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on September 30th preceding Eaton Vance Corp’s fiscal year end. Fund performance, on a pre-tax basis, is normally evaluated primarily versus peer groups of funds, as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group, as determined by Lipper or Morningstar, is deemed by Eaton Vance’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its portfolio manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the portfolio managers’ performance in meeting those responsibilities.


  Eaton Vance seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance participates in investment industry compensation surveys and utilizes survey data as a factor in determining salary, bonus, and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses, and stock-based compensation are also influenced by the operating performance of Eaton Vance and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in portfolio manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

  In addition to the Fund, Mr. Mach(1) manages:


	Total Accounts		Accounts with
			Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets

Registered Investment Companies(2)	9	$ 12,349	0	$ 0
Other Pooled Investment Vehicles	4	$ 1,572	0	$ 0
Other Accounts	57	$ 5,513	0	$ 0

(1)	Certain of the investment companies that Mr. Mach serves as portfolio manager may invest in underlying portfolios that he also serves as portfolio manager.
(2)	Numbers provided include certain investment companies structured as fund of funds which invest in funds in the Eaton Vance complex advised by other portfolio managers.

  Robeco Investment Management, Inc. (“RIM”)

  The portfolio managers who are primarily responsible for the day-to-day management of RIM’s allocated portion of the Fund’s portfolio are Mark Donovan, CFA, and David Pyle, CFA. RIM’s investment professionals receive a compensation package comprised of an industry competitive base salary and a discretionary bonus. Through RIM’s bonus program, key



  investment professionals are rewarded primarily for strong investment performance. Typically, bonuses are based upon a combination of one or more of the following four criteria:

1.	Individual Contribution: a subjective evaluation of the professional’s individual contribution based on the individual’s goals and objectives established at the beginning of each year;
2.	Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return and the level of risk, or tracking error, of the product;
3.	Investment Team Performance: the financial results of the investment group; and
4.	Firm-wide Performance: the overall financial performance of RIM.

  Compensation is structured to incentivize performance of all accounts.

  In addition to the Fund, Messrs. Donovan and Pyle manage:

	Total Accounts		Accounts with
			Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	1	$43	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	104	$3,127	7	$502

  Numeric Investors LLC (“Numeric”)

  Messrs. Arup Datta and Joseph J. Schirripa are jointly and primarily responsible for the day-today management of Numeric’s allocated portion of the Fund’s portfolio. Numeric’s compensation package has three major components: base salary, performance bonus, and, in some cases, an equity component. Both the performance bonus and equity components have the potential to become significantly greater than an individual’s base salary. The bonus range is more greatly impacted by individual performance, while the equity component directly relates to Numeric’s results and an individual’s position within the firm.

  All Numeric employees are eligible for performance bonuses based on an annual assessment by Numeric’s Compensation and Management Committees of the employees’ contribution to the firm. The Compensation and Management Committees also meet annually to determine the employees who will be added as partners of the firm. The decision is based on an employee’s seniority and contribution to the firm. In addition, Numeric has the ability to offer partnership stakes to certain employees hired from outside the firm based on their position and experience level.


   In addition to the Fund, Messrs. Datta and Schirripa manage:

		Total Accounts	Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$1,114	2	$1,114
Other Accounts	34	$3,272	16	$1,826

  MGI US Small/Mid Cap Growth Equity Fund

  Westfield Capital Management Company, LP (“Westfield”)

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  While investment decisions are made by consensus of the Investment Committee, Messrs. William A. Muggia, Arthur J. Bauernfeind, Ethan J. Meyers, Scott R. Emerman, and Matthew W. Strobeck are jointly and primarily responsible for the day-to-day management of Westfield’s allocated portion of the Fund’s portfolio.

  The compensation for members of the Investment Committee is composed of various components:

    Investment Committee members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee’s performance assessment.
    Investment Committee members may be eligible to receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield.
    Investment Committee members may be eligible to receive a bonus pool distribution award. This award is derived from a bonus pool based on 40% of the operating profit of Westfield. Individual awards are determined by a member’s overall performance within the firm, including contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm.
    Investment Committee members may receive equity interests in the future profits of Westfield. The members of Westfield’s management team who received equity interests in the firm entered into agreements restricting post-employment competition and solicitation of clients or employees of Westfield. This compensation was in addition to their competitive salary and performance based bonus and cliff-vests over five years.


  Additionally, as manager of four limited partnerships, Mr. Muggia is entitled to receive a portion of any performance fees earned on the partnerships. Mr. Muggia is also granted discretion to award a portion of any performance based fees earned by such limited partnerships to any member of Westfield.


  In addition to the Fund, Mr. Muggia manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	9	$1,863	0	$0
Other Pooled Investment Vehicles	8	$235	4	$354
Other Accounts	563	$5,691	15	$519

In addition to the Fund, Mr. Bauernfeind manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	9	$1,863	0	$0
Other Pooled Investment Vehicles	8	$235	1	$13
Other Accounts	562	$5,666	15	$519

In addition to the Fund, Mr. Meyers manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	9	$1,863	0	$0
Other Pooled Investment Vehicles	8	$235	1	$13
Other Accounts	559	$5,641	15	$519

In addition to the Fund, Mr. Emerman manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	9	$1,863	0	$0
Other Pooled Investment Vehicles	8	$235	1	$13
Other Accounts	560	$5,642	15	$519

In addition to the Fund, Mr. Strobeck manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	9	$1,863	0	$0
Other Pooled Investment Vehicles	8	$235	1	$13
Other Accounts	562	$5,660	15	$519

  Goldman Sachs Asset Management, L.P. (“GSAM”)


  Messrs. Steven M. Barry, and David G. Shell, CFA, are primarily responsible for the day-to-day management of GSAM’s allocated portion of the Fund’s portfolio. Compensation packages for portfolio managers that are members of GSAM’s growth investment team (the “Growth Team”) are comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team’s pre-tax performance for its clients and the Growth Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures its performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in its strategies or short term contributions from a portfolio manager in any given year. The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team’s performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad-based or narrow-based indices, which will vary based on client expectations. The benchmark for the MGI US Small/Mid Cap Growth Equity Fund is the Russell 2500TM Growth Index.


  In addition to the Fund, Messrs. Barry, Ekizian, and Shell manage:


	Total Accounts		Accounts with
			Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	73	$ 4,737	0	$ 0
Other Pooled Investment Vehicles	4	$ 24	0	$ 0
Other Accounts	303	$ 9,035	10	$ 1,472

  Tygh Capital Management, Inc. (“Tygh Capital”)

  Mr. Richard J. Johnson is primarily responsible for the day-to-day management of Tygh Capital’s allocated portion of the Fund’s portfolio. Mr. Johnson’s compensation is comprised of a fixed salary that is based on industry standards and a discretionary annual bonus. Mr. Johnson’s salary is not based on Fund performance, but his discretionary bonus is based in substantial part on the pre-tax investment performance of the accounts he manages, including the Fund, over 1-, 3-, and 5-year periods compared to the Russell 2000® Growth Index, Russell 2500® Growth Index, and to his peers, as measured by the performance of funds in the Lipper Small Cap Growth and Lipper Small-Mid Cap Growth categories. Mr. Johnson does not receive deferred compensation, but does participate in a 401(k)/profit sharing retirement plan as part of his compensation. Mr. Johnson also has an equity interest in Tygh Capital and the value of that interest is based on the overall business results of Tygh Capital.

  In addition to the Fund, Mr. Johnson manages:


	Total Accounts		Accounts with
			Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets

Registered Investment Companies	4	$ 608	0	$ 0
Other Pooled Investment Vehicles	4	$ 129	0	$ 0
Other Accounts	79	$1,198	0	$ 0

  MGI US Small/Mid Cap Value Equity Fund

  AQR Capital Management, LLC (“AQR”)


  Messrs. Jacques Friedman, Ronen Israel, and Lars Nielsen are jointly and primarily responsible for the day-to-day management of AQR’s allocated portion of the Fund’s portfolio. As owners of AQR, the portfolio managers receive compensation in the form of partnership distributions from the revenues of AQR.


  In addition to the Fund, the portfolio managers manage:


	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	4	$489	0	$0
Other Pooled Investment Vehicles	54	$8,560	35	$5,481
Other Accounts	50	$8,309	12	$2,092

  * AQR utilizes a team-based approach to portfolio management and each of the portfolio managers listed above is jointly and primarily responsible for the management of a portion of the accounts listed in each category.

  NWQ Investment Management Company, LLC (NWQ”)

  Ms. Phyllis G. Thomas, CFA is primarily responsible for the day-to-day management of NWQ’s allocated portion of the Fund’s portfolio. NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals, including Ms. Thomas, are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

  Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:

    Overall performance of client portfolios
    Objective review of stock recommendations and the quality of primary research
    Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic

  To further strengthen NWQ’s incentive compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of NWQ over time.

  Finally, some of NWQ’s investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts.

  In addition to the Fund, Ms. Thomas manages:


		Total Accounts	Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	5	$84	0	$ 0
Other Pooled Investment Vehicles	1	$68	0	$ 0
Other Accounts	2,882	$790	0	$ 0

  River Road Asset Management, LLC (“River Road”)

  Messrs. James C. Shircliff, CFA, R. Andrew Beck, and Henry W. Sanders, III, CFA, are primarily responsible for the day-to-day management of River Road’s allocated portion of the Fund’s portfolio. Compensation for each portfolio manager listed above includes an annual fixed base salary plus potential incentive compensation up to a pre-determined fixed percentage rate of base salary. Incentive compensation is based on multiple factors, including risk-adjusted 3- and 5-year performance for the strategy composite, versus peer group and benchmark indices. Composite performance criteria are not applied independently for the Fund, but are assumed to be encompassed among the like managed accounts in the strategy composite. The relevant index for MGI US Small/Mid Cap Value Equity Fund is the Russell 2500 Value. (In the absence of at least a three-year performance record, a shorter-period may be used.) Additionally, the portfolio managers each own a significant equity interest in River Road and, as such, participate in overall firm profits.

In addition to the Fund, Messrs. Shircliff and Sanders manage:

	Total Accounts		Accounts with
			Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	4	$ 757	0	$ 0
Other Pooled Investment Vehicles	8	$ 971	0	$ 0
Other Accounts	91	$ 726	0	$ 0


In addition to the Fund, Mr. Beck manages:

	Total Accounts		Accounts with
			Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	3	$ 670	0	$ 0
Other Pooled Investment Vehicles	3	$ 62	0	$ 0
Other Accounts	85	$ 707	0	$ 0

  Systematic Financial Management, L.P. (“Systematic”)

  The portfolio managers who are primarily responsible for the day-to-day management of Systematic’s allocated portion of the Fund’s portfolio are Ronald M. Mushock, CFA and D. Kevin McCreesh, CFA, each of whom is a partner. Each portfolio manager’s compensation consists of a fixed base salary, a share of Systematic’s revenue based on each partner’s respective individual ownership position in Systematic, and a share of Systematic’s profits. Total compensation is influenced by Systematic’s overall profitability, and therefore is based, in part, on the aggregate performance of all of Systematic’s portfolios. Portfolio managers are not compensated based solely on the performance of, or the value of assets held in, any individual portfolio managed by Systematic. Moreover, the portfolio managers are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees.

In addition to the Fund, Mr. Mushock manages:

	Total Accounts		Accounts with
			Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	6	$ 409	0	$ 0
Other Pooled Investment Vehicles	1	$ 41	0	$ 0
Other Accounts	1,349	$1,371	0	$ 0

In addition to the Fund, Mr. McCreesh manages:

	Total Accounts		Accounts with
			Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	4	$ 525	0	$ 0
Other Pooled Investment Vehicles	6	$ 186	0	$ 0
Other Accounts	185	$2,323	1	$ 182


  MGI Non-US Core Equity Fund


  AllianceBernstein L.P. (“AllianceBernstein”)

  Compensation for AllianceBernstein investment professionals typically consists of base salary and incentive compensation. The bonus pool is a function of the firm’s pre-tax, pre-bonus profitability and is allocated by the firm’s Compensation Committee. The firm requires that approximately 40% of annual incentive compensation for the professional staff be taken in deferred form with four-year vesting and that at least half of this amount be placed in the firm’s investment services. Total compensation packages are competitive by industry standards. The mix of remuneration elements varies according to the seniority of employees.

  More specifically, as far as the compensation of AllianceBernstein analysts is concerned, chief investment officers, senior portfolio managers and directors of research from all parts of the world evaluate the performance of the firm’s analysts. The results are used as a basis for pay awards. Three main criteria are used to evaluate the growth equity and fixed income analysts: the performance of their research recommendations and their advocacy of those recommendations; the quality of their research; and their productivity. Three main criteria are used to evaluate the value equity analysts: the analyst’s breadth and depth of research knowledge; the level of attentiveness to forecasts and market movements; and the quantitative review of productivity. Regarding portfolio management compensation, pay levels are determined using a combination of objective performance measures (such as unit profitability and corporate performance) and more subjective factors. In the latter area, AllianceBernstein makes an assessment of contribution made by the individual to the clients’ performance and to the firm. Considerations include: the individual’s involvement in the research process and in other aspects of portfolio management; his or her success in establishing and maintaining client relationships; ability to attract talent and build a team of staff; and managerial skills.

  Alliance Bernstein International Value

  In addition to the Fund, Sharon Fay manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)

Registered Investment Companies	140	$30,866	3	$5,413
Other Pooled Investment Vehicles	205	$15,562	7	$480
Other Accounts	35,270	$79,175	121	$9,014

In addition to the Fund, Kevin Simms manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	140	$30,866	3	$5,413
Other Pooled Investment Vehicles	217	$17,843	8	$803
Other Accounts	35,270	$79,175	121	$9,014


  In addition to the Fund, Henry D’Auria manages:


		Total Accounts	Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	137	$29,397	3	$5,413
Other Pooled Investment Vehicles	171	$15,471	7	$480
Other Accounts	35,265	$78,972	121	$9,014

  Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”)

  The following information relates to Dr. Tom Hancock, the senior member of the International Quantitative Division responsible for coordinating the management of the allocated portion of the Fund’s portfolio sub-advised by GMO. Senior members of each division of GMO (including the International Quantitative Division) are generally members (partners) of GMO. The compensation of senior members of GMO generally consists of a base salary, a partnership interest in the firm’s profits and possibly an additional, discretionary bonus related to the senior member’s contribution to GMO’s success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products.

   In addition to the Fund, Dr. Hancock manages:


		Total Accounts	Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	9	$12,027	0	$0
Other Pooled Investment Vehicles	8	$1,789	0	$0
Other Accounts	38	$7,733	7	$2,135

  Lazard Asset Management LLC (“Lazard”)

  A team consisting of Mr. John R. Reinsberg, Mr. James M. Donald, Mr. Rohit Chopra, and Mr. Erik McKee is responsible for the day-to-day management of Lazard’s allocated portion of the Fund’s portfolio. Each portfolio manager may also manage other sub-advised registered investment companies, collective investment trusts, unregistered funds, and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”), and model portfolios.

  Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated based on the performance of the aggregate group of portfolios managed by the portfolio managers rather than on the performance of a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine the portfolio manager’s positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios, as well as qualitative aspects that reinforce Lazard’s investment philosophy, such as leadership, teamwork, and commitment.

  Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

  Variable bonus is based on the portfolio manager’s quantitative performance as measured by the portfolio manager’s ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the portfolio manager, by comparison of each account to a predetermined benchmark over the current year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.


  The Lazard Equity Plan, whereby certain employees of Lazard retained an equity interest in Lazard, was terminated during the third quarter of 2008. Lazard Ltd. acquired the equity interests held by Lazard employees in exchange for cash and stock in Lazard Ltd. With the termination of the Lazard Equity Plan, Lazard is owned by Lazard Frères & Co. LLC.


In addition to the Fund, Mr. Reinsberg manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	7	$1,047	0	$0
Other Pooled Investment Vehicles	5	$124	5	$124
Other Accounts	60	$3,557	0	$0

In addition to the Fund, Mr. Donald manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	8	$5,079	0	$0
Other Pooled Investment Vehicles	12	$1,853	0	$0
Other Accounts	190	$4,784	3	$796

In addition to the Fund, Mr. Chopra manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	6	$5,174	0	$0
Other Pooled Investment Vehicles	12	$1,783	0	$0
Other Accounts	120	$4,255	3	$781


In addition to the Fund, Mr. McKee manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	6	$5,174	0	$0
Other Pooled Investment Vehicles	12	$1,783	0	$0
Other Accounts	120	$4,255	3	$781

  Morgan Stanley Investment Management Inc. (“MSIM”)

  The portfolio managers who are primarily responsible for the day-to-day management of MSIM’s allocated portion of the Fund’s portfolio are Hans van den Berg, David Sugimoto, CFA, and Brian Arcese, CFA. Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

  Base Salary Compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with MSIM.

  Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

    Cash Bonus.
    Morgan Stanley’s Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.
    Investment Management Alignment Plan (“IMAP”) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by MSIM or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu. For 2008, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to MSIM or its affiliates.
    Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount across a range of designated investment funds, including funds advised by MSIM or its affiliates.

  Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

    Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager.
    Investment performance is calculated for one-, three-, and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus),



    indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.
    Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
    Contribution to the business objectives of MSIM.
    The dollar amount of assets managed by the portfolio manager.
    Market compensation survey research by independent third parties.
    Other qualitative factors, such as contributions to client objectives.
    Performance of Morgan Stanley and MSIM, and the overall performance of the investment team(s) of which the portfolio manager is a member.

  In addition to the Fund, Messrs. van den Berg, Sugimoto, and Arcese manage:

	Total Accounts		Accounts with
			Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	5	$ 859	0	$ 0
Other Pooled Investment Vehicles	2	$ 38	0	$ 0
Other Accounts	951	$ 949	0	$ 0

  MGI Core Opportunistic Fixed Income Fund

  BlackRock Financial Management, Inc. (“BlackRock”)

  Messrs. Scott Amero, Matthew Marra, and Andrew J. Phillips are primarily responsible for the day-to-day management of BlackRock’s allocated portion of the Fund’s portfolio. For managing BlackRock’s allocated portion of the Fund’s portfolio, each portfolio manager receives base compensation from BlackRock based on the manager’s seniority and/or position with the firm, which may include the amount of assets supervised and other management roles within the firm. In addition, each portfolio manager may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a cash bonus, as well as one or more of the following components: deferred compensation and long-term incentive compensation; options and restricted stock awards; employee stock purchase and 401(k) plans.

  In addition to the Fund, Mr. Amero manages, or is a member of a management team for:


	Total Accounts		Accounts with Performance Fees
Other Accounts	Number	Assets (in billions)	Number	Assets (in billions)

Registered Investment Companies	27	$18	0	$0
Other Pooled Investment Vehicles	39	$7	3	$1
Other Accounts	240	$69	17	$5

  Other Accounts

  In addition to the Fund, Mr. Marra manages, or is a member of a management team for:


		Total Accounts	Accounts with Performance Fees
Other Accounts	Number	Assets (in billions)	Number	Assets (in billions)

Registered Investment Companies	24	$17	0	$0
Other Pooled Investment Vehicles	18	$6	1	$762
Other Accounts	278	$89	14	$6

  In addition to the Fund, Mr. Phillips manages, or is a member of a management team for:


		Total Accounts	Accounts with Performance Fees
		Assets
Other Accounts	Number	(in billions)	Number	(in billions)

Registered Investment Companies	32	$21	0	$0
Other Pooled Investment Vehicles	22	$9	1	$762
Other Accounts	273	$105	17	$7

  MacKay Shields LLC (“MacKay”)

  Dr. Dan Roberts and Messrs. Lou Cohen, Michael Kimble, and Taylor Wagenseil are responsible for the day-to-day management of the allocated portion of the Fund sub-advised by MacKay. In addition to their base salaries, the portfolio managers, along with all other MacKay employees, are eligible to participate in an incentive bonus pool. An employee’s participation in the bonus pool is based upon the employee’s performance and the profitability of MacKay. The portfolio managers, along with other senior employees of MacKay, are eligible to participate in a phantom stock plan.

  In addition to the Fund, the MacKay Shields’ High Yield Active Core Investment Team manages:


		Total Accounts	Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)

Registered Investment Companies	2	$242	0	$0
Other Pooled Investment Vehicles	6	$667	2	$80
Other Accounts	16	$2,772	4	$379

  Western Asset Management Company (“Western”)


  A team of investment professionals at Western, led by Chief Investment Officer Stephen A. Walsh, CIO Emeritus S. Kenneth Leech, and Portfolio Managers Edward A. Moody, Carl L. Eichstaedt, Mark Lindbloom, Michael Buchanan, and Keith Gardner, manages Western’s allocated portion of the Fund’s assets. Mr. Walsh and Mr. Leech serve as co-team leaders responsible for day-to-day strategic oversight of Western’s allocated portion of the Fund’s portfolio and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes. Mr. Moody, Mr. Eichstaedt, Mr. Lindbloom, Mr. Buchanan, and Mr. Gardner are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.



  At Western, one compensation methodology covers all products and functional areas, including portfolio managers. Western’s philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one’s group and the firm as a whole.

  Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

  In addition to the Fund, Messrs. Walsh and Leech manage:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	117	$178,542	0	$0
Other Pooled Investment Vehicles	332	$98,495	0	$0
Other Accounts	836	$172,219	109	$23,981

In addition to the Fund, Mr. Moody manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	1	$69	0	$0
Other Pooled Investment Vehicles	1	$21	0	$0
Other Accounts	71	$9,984	8	$2,096

In addition to the Fund, Mr. Eichstaedt manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	9	$1,536	0	$0
Other Pooled Investment Vehicles	3	$256	0	$0
Other Accounts	51	$8,106	4	$988

  In addition to the Fund, Mr. Lindbloom manages:


		Total Accounts	Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	3	$2,302	0	$0
Other Pooled Investment Vehicles	4	$177	0	$0
Other Accounts	37	$7,167	4	$1,329


In addition to the Fund, Mr. Buchanan manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	16	$6,590	0	$0
Other Pooled Investment Vehicles	11	$3,348	0	$0
Other Accounts	18	$1,670	0	$0

In addition to the Fund, Mr. Gardner manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	5	$785	0	$0
Other Pooled Investment Vehicles	6	$638	0	$0
Other Accounts	0	$0	1	$9

  Pacific Investment Management Company LLC (“PIMCO”)

  PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity, and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

  Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salaries, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

  In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

    3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable industry peer groups;

    Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
    Amount and nature of assets managed by the portfolio manager;
    Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
    Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
    Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
    Contributions to asset retention, gathering and client satisfaction;
    Contributions to mentoring, coaching and/or supervising; and
    Personal growth and skills added.

  A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

  Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

  Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan is contingent upon continued employment at PIMCO.

  Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.

  From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

  Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

  In addition to the Fund, Chris Dialynas manages:


	Total Accounts		Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	24	$ 5,531	0	$ 0
Other Pooled Investment Vehicles	16	$ 7,620	0	$ 0
Other Accounts	135	$ 36,184	15	$ 5,945

  MGI US Short Maturity Fixed Income Fund

  Aberdeen Asset Management, Inc. (“AAMI”)


  Messrs. J. Christopher Gagnier, Keith Bachman, Oliver Boulind, Neil Moriarty, Daniel Taylor, Timothy Vile, Michael Degernes and Edward Grant are responsible for the day-to-day management of the Fund. In addition to an attractive base salary and performance-related bonus, AAMI investment professionals receive a competitive benefits package and participation in a stock ownership plan. A material portion of the performance related bonus for senior members of the investment team is comprised of an equity-based award with multi-year vesting. The equity-based portion of the performance bonus increases with the level of seniority.

  Performance is reviewed on a formal basis twice a year and these reviews influence individual staff members’ subsequent remuneration. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of investment managers, to the investment team. Overall participation in team meetings, research analysis and presenting the team externally are also contributory factors. While cash bonuses can be very attractive, equity incentives offer the potential to form a substantially greater part of compensation over the longer term. Therefore, the equity components of the compensation plan provide the opportunity for direct ownership in AAMI’s parent company, Aberdeen Asset Management PLC (“Aberdeen PLC”), which in AAMI’s view, directly aligns the interests of the investment team with those of AAMI’s clients.



  The size of the compensation pool for the investment teams is primarily tied to the success of each team. Compensation is allocated among the individuals based on their contribution to investment performance, the team process, and the profitability of the firm.


  In addition to the Fund, the team manages:


		Total Accounts	Accounts with Performance Fees
Other Accounts	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	3	$451	0	$0
Other Pooled Investment Vehicles	8	$2,812	0	$0
Other Accounts	144	$18,431	4	$415

  MGI FUNDS

  PART C

  OTHER INFORMATION

ITEM 23.	EXHIBITS

	(a)	Articles of Incorporation.

(1) Registrant’s Amended and Restated Agreement and Declaration of
Trust, effective as of May 16, 2005, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A
as filed with the SEC via EDGAR on August 5, 2005.

(2) Registrant’s Certificate of Trust, as filed with the State of
Delaware on March 11, 2005, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on March 21, 2005.

	(b)	By-Laws.

(1) Registrant’s Amended and Restated By-Laws, effective as of May
16, 2005, is incorporated herein by reference to the Registrant’s
Registration Statement on Form N-1A as filed with the SEC via
EDGAR on August 5, 2005.

	(c)	Instruments Defining Rights of Security Holders.

See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers
and Meetings,” of the Registrant’s Amended and Restated Agreement and
Declaration of Trust, incorporated herein by reference to the Registrant’s
Registration Statement on Form N-1A as filed with the SEC via EDGAR on March 21, 2005.

See also, Article II, “Meetings of Shareholders,” and Article VII, “General
Matters,” of the Registrant’s Amended and Restated By-laws,
incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

	(d)	Investment Advisory Contracts.

(1) Investment Management Agreement between the Registrant and
Mercer Global Investments, Inc., is incorporated herein by
reference to Post-Effective Amendment No. 2 to the Registrant’s
Registration Statement filed with the SEC via EDGAR on July 28,
2006.

(i) Fee Waiver/Expense Limitation Agreement between the
Registrant and Mercer Global Investments, Inc. is
incorporated herein by reference to Post-Effective
Amendment No. 2 to the Registrant’s Registration
Statement filed with the SEC via EDGAR on July 28, 2006

(2)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of MGI US Large Cap Growth Equity Fund, and
INTECH Investment Management LLC (formerly, Enhanced
Investment Technologies, LLC) is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(3)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of MGI US Large Cap Growth Equity Fund, and Sands
Capital Management L.P. is incorporated herein by reference to the
Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(4)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of MGI US Small/Mid Cap Growth Equity Fund, and
Westfield Capital Management Company, LP is incorporated
herein by reference to Post-Effective Amendment No. 4 to the
Registrant’s Registration Statement filed with the SEC via
EDGAR on July 29, 2008.

(5)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of MGI Non-US Core Equity Fund, and Grantham,
Mayo, Van Otterloo & Co. LLC is incorporated herein by
reference to the Registrant’s Registration Statement on Form N-1A
as filed with the SEC via EDGAR on August 5, 2005.

(6)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of MGI Core Opportunistic Fixed Income Fund, and
BlackRock Financial Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s
Registration Statement filed with the SEC via EDGAR on July 27,
2007.

(7)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of MGI Core Opportunistic Fixed Income Fund, and
Western Asset Management Company is incorporated herein by
reference to the Registrant’s Registration Statement on Form N-1A
as filed with the SEC via EDGAR on August 5, 2005.

(i) First Amendment to the Subadvisory Agreement between
Mercer Global Investments, Inc. and Western Asset

Management Company is incorporated herein by reference
to Post-Effective Amendment No. 3 to the Registrant’s
Registration Statement filed with the SEC via EDGAR on
July 27, 2007.

(ii) Second Amendment to the Subadvisory Agreement
between Mercer Global Investments, Inc. and Western
Asset Management Company is attached herewith as
Exhibit EX-99.d.7.ii.

(8)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of MGI US Short Maturity Fixed Income Fund, and
Aberdeen Asset Management Inc. is incorporated herein by
reference to Post-Effective Amendment No. 2 to the Registrant’s
Registration Statement filed with the SEC via EDGAR on July 28,
2006.

(9)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of MGI Non-US Core Equity Fund, and
AllianceBernstein L.P. is incorporated herein by reference to Post-
Effective Amendment No. 3 to the Registrant’s Registration
Statement filed with the SEC via EDGAR on July 27, 2007.

(i) First Amendment to the Subadvisory Agreement between
Mercer Global Investments, Inc. and AllianceBernstein,
L.P. is incorporated herein by reference to Post-Effective
Amendment No. 3 to the Registrant’s Registration
Statement filed with the SEC via EDGAR on July 27, 2007.

(ii) Second Amendment to the Subadvisory Agreement
between Mercer Global Investments, Inc. and
AllianceBernstein, L.P. is incorporated herein by reference
to Post-Effective Amendment No. 3 to the Registrant’s
Registration Statement filed with the SEC via EDGAR on
July 27, 2007.

(iii) Third Amendment to the Subadvisory Agreement between
Mercer Global Investments, Inc. and AllianceBernstein,
L.P. is incorporated herein by reference to Post-Effective
Amendment No. 4 to the Registrant’s Registration
Statement filed with the SEC via EDGAR on July 29, 2008.

(10)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of MGI Non-US Core Equity Fund, and Lazard Asset
Management LLC is incorporated herein by reference to Post-
Effective Amendment No. 3 to the Registrant’s Registration
Statement filed with the SEC via EDGAR on July 27, 2007.

(i) First Amendment to the Subadvisory Agreement between
Mercer Global Investments, Inc. and Lazard Asset
Management LLC is incorporated herein by reference to Post-Effective
Amendment No. 4 to the Registrant’s Registration Statement
filed with the SEC via EDGAR on July 29, 2008.

(11)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of MGI US Small/Mid Cap Value Equity Fund, and
AQR Capital Management, LLC is incorporated herein by
reference to Post-Effective Amendment No. 2 to the Registrant’s
Registration Statement filed with the SEC via EDGAR on July 28,
2006.

(12)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of MGI US Small/Mid Cap Value Equity Fund, and
NWQ Investment Management Company, LLC is incorporated
herein by reference to Post-Effective Amendment No. 4 to the
Registrant’s Registration Statement filed with the SEC via
EDGAR on July 29, 2008.

(13)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of MGI US Large Cap Value Equity Fund, and Numeric
Investors LLC, is incorporated herein by reference to Post-
Effective Amendment No. 3 to the Registrant’s Registration
Statement filed with the SEC via EDGAR on July 29, 2007.

(i) Amendment to the Subadvisory Agreement between
Mercer Global Investments, Inc. and Numeric Investors
LLC is attached herewith as Exhibit EX-99.d.13.i.

(14)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of MGI Core Opportunistic Fixed Income Fund, and
MacKay Shields LLC, is incorporated herein by reference to Post-
Effective Amendment No. 3 to the Registrant’s Registration
Statement filed with the SEC via EDGAR on July 27, 2007.

(15)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of MGI US Large Cap Growth Equity Fund, and
Winslow Capital Management, Inc., is attached herewith as
Exhibit EX-99.d.15.

(16)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of MGI US Small/Mid Cap Growth Equity Fund, and
Tygh Capital Management, Inc., is incorporated herein by
reference to Post-Effective Amendment No. 4 to the Registrant’s
Registration Statement filed with the SEC via EDGAR on July 29,
2008.

	(17)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of MGI US Large Cap Value Equity Fund, and Eaton
Vance Management, is incorporated herein by reference to Post-
Effective Amendment No. 4 to the Registrant’s Registration
Statement filed with the SEC via EDGAR on July 29, 2008.

	(18)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of MGI Core Opportunistic Fixed Income Fund, and
Pacific Investment Management Company LLC, is incorporated
herein by reference to Post-Effective Amendment No. 4 to the
Registrant’s Registration Statement filed with the SEC via
EDGAR on July 29, 2008.

	(19)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of MGI US Small/Mid Cap Growth Equity Fund, and
Goldman Sachs Asset Management, L.P., is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s
Registration Statement filed with the SEC via EDGAR on July 29,
2008.

	(20)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of MGI US Large Cap Value Equity Fund, and Robeco
Investment Management, Inc., is attached herewith as Exhibit EX-
99.d.20.

	(21)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of MGI Non-US Core Equity Fund, and Morgan Stanley
Investment Management Inc., is attached herewith as Exhibit EX-
99.d.21.

	(22)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of MGI US Small/Mid Cap Value Equity Fund, and
River Road Asset Management, LLC, is attached herewith as
Exhibit EX-99.d.22.

	(23)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of MGI US Small/Mid Cap Value Equity Fund, and
Systematic Financial Management, L.P., is attached herewith as
Exhibit EX-99.d.23.

(e)	Underwriting Contracts.

	(1)	Underwriting Agreement between the Registrant and MGI Funds
Distributors, Inc. is incorporated herein by reference to the
Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(i) Amendment to Exhibit A of the Underwriting Agreement is
incorporated herein by reference to Post-Effective
Amendment No. 2 to the Registrant’s Registration
Statement filed with the SEC via EDGAR on July 28, 2006.

(f)	Bonus or Profit Sharing Contracts.

Not Applicable.

(g)	Custodian Agreements.

	(1)	Custodian Agreement between the Registrant and Investors Bank
& Trust Company (predecessor to State Street Bank and Trust
Company) is incorporated herein by reference to the Registrant’s
Registration Statement on Form N-1A as filed with the SEC via
EDGAR on August 5, 2005.

(i) Amendment to Appendix A of the Custodian Agreement is
incorporated herein by reference to Post-Effective
Amendment No. 2 to the Registrant’s Registration
Statement filed with the SEC via EDGAR on July 28, 2006.

	(2)	Delegation Agreement between the Registrant and Investors Bank
& Trust Company (predecessor to State Street Bank and Trust
Company) is incorporated herein by reference to Post-Effective
Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(h)	Other Material Contracts.

	(1)	Administration Agreement between the Registrant and Investors
Bank & Trust Company (predecessor to State Street Bank and
Trust Company) is incorporated herein by reference to Post-
Effective Amendment No. 2 to the Registrant’s Registration
Statement filed with the SEC via EDGAR on July 28, 2006.

	(2)	Transfer Agency Services Agreement between the Registrant and
PNC Global Investment Servicing (U.S.) Inc. (formerly, PFPC
Inc.) is incorporated herein by reference to Post-Effective
Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

	(3)	Selling/Services Agreement between the Registrant and MGI
Funds Distributors, Inc. is incorporated herein by reference to
Post-Effective Amendment No. 2 to the Registrant’s Registration
Statement filed with the SEC via EDGAR on July 28, 2006.

	(4)	Administrative Services Agreement between Mercer Global
Investments, Inc. and State Street Bank and Trust Company is
attached herewith as Exhibit EX-99.h.4.

(i)	Legal Opinion.

	(1)	Legal Opinion of Stradley Ronon Stevens & Young, LLP, counsel to the Registrant, is incorporated herein by reference to Post-
Effective Amendment No. 2 to the Registrant’s Registration
Statement filed with the SEC via EDGAR on July 28, 2006.

(j)	Other Opinions.

	(1)	Consent of Independent Registered Public Accounting Firm for the
Registrant is attached herewith as Exhibit EX-99.j.1.

	(2)	Powers of Attorney.

(i) Power of Attorney appointing David M. Goldenberg, Scott
M. Zoltowski, Bruce G. Leto and Mark A. Sheehan as
attorneys-in-fact and agents to Phillip de Cristo, Harrison
M. Bains, Jr., Adela M. Cepeda, and Gail A. Schneider is
attached herewith as Exhibit EX-99.j.2.i.

(k)	Omitted Financial Statements.

Not Applicable.

(l)	Initial Capital Agreements.

	(1)	Letter of Understanding Relating to Initial Capital is incorporated herein by reference to the Registrant’s Registration Statement on
Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(m)	Rule 12b-1 Plan.

	(1)	Marketing and Shareholder Services Plan, relating to Class S
Shares is incorporated herein by reference to Post-Effective
Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

	(2)	Marketing and Shareholder Services Plan, relating to Class Y-1
Shares is incorporated herein by reference to Post-Effective
Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(n)	Rule 18f-3 Plan.

	(1)	Amended Multiple Class Plan pursuant to Rule 18f-3, effective
September 21, 2006, on behalf of each series of the Registrant, is incorporated herein by reference to Post-Effective Amendment No.
3 to the Registrant’s Registration Statement filed with the SEC via
EDGAR on July 27, 2007.

(p)	Codes of Ethics.

	(1)	Code of Ethics of the Registrant is attached herewith as Exhibit
EX-99.p.1.

	(2)	Code of Ethics Mercer Global Investments, Inc., the investment adviser of the Registrant, is attached herewith as Exhibit EX-
99.p.2.

	(3)	Code of Ethics of INTECH Investment Management LLC
(formerly, Enhanced Investment Technologies, LLC), subadvisor of MGI US Large Cap Growth Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 4 to the
Registrant’s Registration Statement filed with the SEC via
EDGAR on July 29, 2008.

	(4)	Code of Ethics of Sands Capital Management, LLC, subadvisor of
MGI US Large Cap Growth Equity Fund, is attached herewith as
Exhibit EX-99.p.4.

	(5)	Code of Ethics of Westfield Capital Management Company, LP,
subadvisor of MGI US Small/Mid Cap Growth Equity Fund, is
attached herewith as Exhibit EX-99.p.5.

	(6)	Code of Ethics of Grantham, Mayo, Van Otterloo & Co. LLC,
subadvisor of MGI Non-US Core Equity Fund, is attached
herewith as Exhibit EX-99.p.6.

	(7)	Code of Ethics of BlackRock Financial Management, Inc.,
subadvisor of MGI Core Opportunistic Fixed Income Fund, is
incorporated herein by reference to Post-Effective Amendment No.
4 to the Registrant’s Registration Statement filed with the SEC via
EDGAR on July 29, 2008.

	(8)	Code of Ethics of Western Asset Management Company,
subadvisor of MGI Core Opportunistic Fixed Income Fund, is
incorporated herein by reference to Post-Effective Amendment No.
3 to the Registrant’s Registration Statement filed with the SEC via
EDGAR on July 27, 2007.

(9)	Code of Ethics of MGI Funds Distributors, Inc., underwriter of the
Registrant, is incorporated herein by reference to the Registrant’s
Registration Statement on Form N-1A as filed with the SEC via
EDGAR on June 29, 2005.

(10)	Code of Ethics of Aberdeen Asset Management Inc., subadvisor of
MGI US Short Maturity Fixed Income Fund is incorporated herein by reference to Post-Effective Amendment No. 4 to the
Registrant’s Registration Statement filed with the SEC via
EDGAR on July 29, 2008.

(11)	Code of Ethics of AllianceBernstein L.P., subadvisor of MGI Non-
US Core Equity Fund, is attached herewith as Exhibit EX-99.p.11.

(12)	Code of Ethics of Lazard Asset Management LLC, subadvisor of
MGI Non-US Core Equity Fund, is attached herewith as Exhibit
EX-99.p.12.

(13)	Code of Ethics of AQR Capital Management, LLC, subadvisor of
MGI US Small/Mid Cap Value Equity Fund, is attached herewith as Exhibit EX-99.p.13.

(14)	Code of Ethics of NWQ Investment Management Company, LLC,
subadvisor of MGI US Small/Mid Cap Value Equity Fund, is
incorporated herein by reference to Post-Effective Amendment No.
4 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2008.

(15)	Code of Ethics of MacKay Shields LLC, subadvisor of MGI Core
Opportunistic Fixed Income Fund, is attached herewith as Exhibit
EX-99.p.15.

(16)	Code of Ethics of Numeric Investors LLC, subadvisor of MGI US
Large Cap Value Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s
Registration Statement filed with the SEC via EDGAR on July 29,
2008.

(17)	Code of Ethics of Winslow Capital Management, Inc., subadvisor of MGI US Large Cap Growth Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 3 to the
Registrant’s Registration Statement filed with the SEC via
EDGAR on July 27, 2007.

(18)	Code of Ethics of Tygh Capital Management, Inc., subadvisor of
MGI US Small/Mid Cap Growth Equity Fund, is incorporated
herein by reference to Post-Effective Amendment No. 4 to the
Registrant’s Registration Statement filed with the SEC via
EDGAR on July 29, 2008.

(19)	Code of Ethics of Eaton Vance Management, subadvisor of MGI
US Large Cap Value Equity Fund, is attached herewith as Exhibit
EX-99.p.19.

(20)	Code of Ethics of Pacific Investment Management Company LLC,
subadvisor of MGI Core Opportunistic Fixed Income Fund, is
incorporated herein by reference to Post-Effective Amendment No.
4 to the Registrant’s Registration Statement filed with the SEC via
EDGAR on July 29, 2008.

(21)	Code of Ethics of Goldman Sachs Asset Management, L.P.,
subadvisor of MGI US Small/Mid Cap Growth Equity Fund, is
incorporated herein by reference to Post-Effective Amendment No.
4 to the Registrant’s Registration Statement filed with the SEC via
EDGAR on July 29, 2008.

(22)	Code of Ethics of Robeco Investment Management, Inc.,
subadvisor of MGI US Large Cap Value Equity Fund, is attached herewith as Exhibit EX-99.p.22.

(23)	Code of Ethics of Morgan Stanley Investment Management Inc.,
subadvisor of MGI Non-US Core Equity Fund, is attached
herewith as Exhibit EX-99.p.23.

(24)	Code of Ethics of River Road Asset Management, LLC,
subadvisor of MGI US Small/Mid Cap Value Equity Fund, is
attached herewith as Exhibit EX-99.p.24.

(25)	Code of Ethics of Systematic Financial Management, L.P.,
subadvisor of MGI US Small/Mid Cap Value Equity Fund, is
attached herewith as Exhibit EX-99.p.25.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
THE REGISTRANT

None.

INDEMNIFICATION

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the
Registrant’s Amended and Restated Agreement and Declaration of Trust (“Declaration of
Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust,
DSTA, Section 3817 permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever.
DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

(a) Indemnification of the Trustees and officers of the Registrant is provided for in
Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust
effective May 16, 2005, as filed with the SEC via EDGAR on August 5, 2005;

(b) Investment Advisory Agreement between the Registrant and Mercer Global
Investments, Inc., as provided for in Section 10 of the Agreement, is incorporated herein by reference to as Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006;

(c) Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of
MGI US Large Cap Growth Equity Fund, and INTECH Investment Management LLC (formerly,
Enhanced Investment Technologies, LLC), as provided for in Section 10, of the Agreement is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as
filed with the SEC via EDGAR on August 5, 2005;

(d) Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of
MGI US Large Cap Growth Equity Fund, and Sands Capital Management, LLC, as provided for in Section 10 of the Agreement, is incorporated herein by reference to the Registrant’s
Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005;

(e) Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of
MGI US Small/Mid Cap Growth Equity Fund, and Westfield Capital Management Company, LP
as provided for in Section 10 of the Agreement, is incorporated herein by reference to Post-
Effective Amendment No. 4 to the Registrant’s Registration Statement filed with the SEC via
EDGAR on July 29, 2008;

(f) Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of
MGI Non-US Core Equity Fund, and Grantham, Mayo, Van Otterloo & Co. LLC, as provided for in Section 10 of the Agreement, is incorporated herein by reference to the Registrant’s
Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005;

(g) Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of
MGI Core Opportunistic Fixed Income Fund, and BlackRock Financial Management, Inc., as
provided for in Section 10 of the Agreement, is incorporated herein by reference to Post-
Effective Amendment No. 3 to the Registrant’s Registration Statement filed with the SEC via
EDGAR on July 27, 2007;

(h) Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of
MGI Core Opportunistic Fixed Income Fund, and Western Asset Management Company, as
provided for in Section 10 of the Agreement, is incorporated herein by reference to the

Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August
5, 2005, as amended by the First Amendment to the Subadvisory Agreement between Mercer
Global Investments, Inc. and Western Asset Management Company that is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2007, and the Second Amendment to the Subadvisory
Agreement between Mercer Global Investments, Inc. and Western Asset Management Company
that is attached herewith as Exhibit EX-99.d.7.ii;

(i) Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of
MGI US Short Maturity Fixed Income Fund, and Aberdeen Asset Management Inc., as provided for in Section 10 of the Agreement, is incorporated herein by reference to Post-Effective
Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on
July 28, 2006;

(j) Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of
MGI Non-US Core Equity Fund, and AllianceBernstein L.P., as provided for in Section 10 of the
Agreement, is incorporated herein by reference to Post-Effective Amendment No. 3 to the
Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2007, as amended by the First and Second Amendments to the Subadvisory Agreement between Mercer
Global Investments, Inc. and AllianceBernstein, L.P. that are incorporated herein by reference to
Post-Effective Amendment No. 3 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2007, and the Third Amendment to the Subadvisory Agreement between
Mercer Global Investments, Inc. and AllianceBernstein, L.P. that is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2008;

(k) Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of
MGI Non-US Core Equity Fund, and Lazard Asset Management LLC, as provided for in Section
10 of the Agreement, is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2007, as amended by the First Amendment to the Subadvisory Agreement between Mercer Global
Investments, Inc. and Lazard Asset Management LLC, the Form of which is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2008;

(l) Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of
MGI US Small/Mid Cap Value Equity Fund, and AQR Capital Management, LLC, as provided for in Section 10 of the Agreement, is incorporated herein by reference to Post-Effective
Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on
July 28, 2006;

(m) Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of
MGI US Small/Mid Cap Value Equity Fund, and NWQ Investment Management Company,
LLC, as provided for in Section 10 of the Agreement, is incorporated herein by reference to Post-
Effective Amendment No. 4 to the Registrant’s Registration Statement filed with the SEC via
EDGAR on July 29, 2008;

(n) Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of
MGI US Large Cap Value Equity Fund, and Numeric Investors LLC, as provided for in Section
10 of the Agreement, is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2007, as amended by the Amendment to the Subadvisory Agreement between Mercer Global Investments,
Inc. and Numeric Investors LLC that is attached herewith as Exhibit EX-99.d.13.i;

(o) Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of
MGI Core Opportunistic Fixed Income Fund, and MacKay Shields LLC, as provided for in
Section 10 of the Agreement, is incorporated herein by reference to Post-Effective Amendment
No. 3 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27,
2007;

(p) Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of
MGI US Large Cap Growth Equity Fund, and Winslow Capital Management, Inc., as provided for in Section 10 of the Agreement, is attached herewith as Exhibit EX-99.d.15;

(q) Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of
MGI US Small/Mid Cap Growth Equity, and Tygh Capital Management, Inc., as provided for in
Section 10 of the Agreement, is incorporated herein by reference to Post-Effective Amendment
No. 4 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29,
2008;

(r) Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of
MGI US Large Cap Value Equity Fund, and Eaton Vance Management, as provided for in
Section 10 of the Agreement, is incorporated herein by reference to Post-Effective Amendment
No. 4 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29,
2008;

(s) Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of
MGI Core Opportunistic Fixed Income Fund, and Pacific Investment Management Company
LLC, as provided for in Section 10 of the Agreement, is incorporated herein by reference to Post-
Effective Amendment No. 4 to the Registrant’s Registration Statement filed with the SEC via
EDGAR on July 29, 2008;

(t) Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of
MGI US Small/Mid Cap Growth Equity Fund, and Goldman Sachs Asset Management, L.P., as
provided for in Section 10 of the Agreement, is incorporated herein by reference to Post-
Effective Amendment No. 4 to the Registrant’s Registration Statement filed with the SEC via
EDGAR on July 29, 2008;

(u) Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of
MGI US Large Cap Value Equity Fund, and Robeco Investment Management, Inc., as provided for in Section 10 of the Agreement, is attached herewith as Exhibit EX-99.d.20;

(v) Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of
MGI Non-US Core Equity Fund, and Morgan Stanley Investment Management Inc., as provided for in Section 10 of the Agreement, is attached herewith as Exhibit EX-99.d.21;

(w)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of
MGI US Small/Mid Cap Value Equity Fund, and River Road Asset Management, LLC, as
provided for in Section 10 of the Agreement, is attached herewith as Exhibit EX-99.d.22;

(x)	Subadvisory Agreement between Mercer Global Investments, Inc., on behalf of
MGI US Small/Mid Cap Value Equity Fund, and Systematic Financial Management, L.P., as
provided for in Section 10 of the Agreement, is attached herewith as Exhibit EX-99.d.23;

(y)	Underwriting Agreement between the Registrant and MGI Funds Distributors,
Inc., as provided for in Section 9 of the Agreement, is incorporated herein by reference to the
Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August
5, 2005;

(z)	Custodian Agreement between the Registrant and Investors Bank & Trust
Company (predecessor to State Street Bank and Trust Company), as provided for in Section 15 of the Agreement, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005;

(aa)	Delegation Agreement between the Registrant and Investors Bank & Trust
Company (predecessor to State Street Bank and Trust Company), as provided for in Section 11 of the Agreement, is incorporated herein by reference to Post-Effective Amendment No. 2 to the
Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006;

(bb)	Administration Agreement between the Registrant and Investors Bank & Trust
Company (predecessor to State Street Bank and Trust Company), as provided for in Section 6 of the Agreement, is incorporated herein by reference to as Post-Effective Amendment No. 2 to the
Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006; and

(cc)	Transfer Agency Services Agreement between the Registrant and PNC Global
Investment Servicing (U.S.) Inc. (formerly, PFPC Inc.), as provided for in Section 12 of the
Agreement, is incorporated herein by reference to Post-Effective Amendment No. 2 to the
Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

ITEM 26.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT
MANAGER

       Mercer Global Investments, Inc., a Delaware corporation, is a federally registered investment adviser and indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. Mercer Global Investments, Inc., is primarily engaged in providing investment management services. Additional information regarding Mercer Global Investments, Inc., and information as to the officers and directors of Mercer Global Investments, Inc., is included in its Form ADV, as filed with the U.S. Securities and Exchange Commission (“SEC”) (registration number 801-63730) and is incorporated herein by reference.

       INTECH Investment Management LLC (“INTECH”) is a Subadvisor for the Registrant’s MGI US Large Cap Growth Equity Fund. INTECH has its principal place of business at 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401. Additional information as to INTECH and the directors and officers of INTECH is included in INTECH’s Form ADV filed with the Commission (File No. 801-60987), which is incorporated herein by reference and sets forth the officers and directors of INTECH and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

       Sands Capital Management, LLC (“Sands”), is a Subadvisor for the Registrant’s MGI US Large Cap Growth Equity Fund. Sands has its principal place of business at 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209. Additional information as to Sands and the directors and officers of Sands is included in Sands’ Form ADV filed with the Commission (File No. 801-36414), which is incorporated herein by reference and sets forth the officers and directors of Sands and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

       Westfield Capital Management Company, LP (“Westfield”), is a Subadvisor for the Registrant’s MGI US Small/Mid Cap Growth Equity Fund. Westfield has its principal place of business at One Financial Center, 24th Floor, Boston, Massachusetts, 02111. Additional information as to Westfield and the directors and officers of Westfield is included in Westfield’s Form ADV filed with the Commission (File No. 801-34350), which is incorporated herein by reference and sets forth the officers and directors of Westfield and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

       Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) is a Subadvisor for the Registrant’s MGI Non-US Core Equity Fund. GMO has its principal place of business at 40 Rowes Wharf, Boston, MA, 02110. Additional information as to GMO and the directors and officers of GMO is included in GMO’s Form ADV filed with the Commission (File No. 801-15028), which is incorporated herein by reference and sets forth the officers and directors of GMO and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

       BlackRock Financial Management, Inc. (“BlackRock”), is a Subadvisor for the Registrant’s MGI Core Opportunistic Fixed Income Fund. BlackRock has its principal place of business at 40 East 52nd Street, New York, NY, 10022. Additional information as to BlackRock and the directors and officers of BlackRock is included in BlackRock’s Form ADV filed with the Commission (File No. 801-47710), which is incorporated herein by reference and sets forth the officers and directors of BlackRock and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

       Western Asset Management Company (“Western”) is a Subadvisor for the Registrant’s MGI Core Opportunistic Fixed Income Fund. Western has its principal place of business at 385 E. Colorado Blvd., Pasadena, CA, 91107. Additional information as to Western and the directors and officers of Western is included in Western’s Form ADV filed with the Commission (File No. 801-08162), which is incorporated herein by reference and sets forth the officers and directors of Western and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

       Aberdeen Asset Management Inc. (“Aberdeen”) is a Subadvisor for the Registrant’s MGI US Short Maturity Fixed Income Fund. Aberdeen has its principal place of business at 1735 Market Street, 37th Floor, Philadelphia, PA, 19103. Additional information as to Aberdeen and the directors and officers of Aberdeen is included in Aberdeen’s Form ADV filed with the Commission (File No. 801-49966), which is incorporated herein by reference and sets forth the officers and directors of Aberdeen and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

       AllianceBernstein L.P. (“AllianceBernstein”) is a Subadvisor for the Registrant’s MGI Non-US Core Equity Fund. AllianceBernstein has its principal place of business at 1345 Avenue of the Americas, New York, NY, 10105. Additional information as to AllianceBernstein and the directors and officers of AllianceBernstein is included in AllianceBernstein’s Form ADV filed with the Commission (File No. 801-56720), which is incorporated herein by reference and sets forth the officers and directors of AllianceBernstein and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

       Lazard Asset Management LLC (“Lazard”) is a Subadvisor for the Registrant’s MGI Non-US Core Equity Fund. Lazard has its principal place of business at 30 Rockefeller Plaza, 59th Floor, New York, NY, 10112. Additional information as to Lazard and the directors and officers of Lazard is included in Lazard’s Form ADV filed with the Commission (File No. 801-61701), which is incorporated herein by reference and sets forth the officers and directors of Lazard and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

       AQR Capital Management, LLC (“AQR”), is a Subadvisor for the Registrant’s MGI US Small/Mid Cap Value Equity Fund. AQR has its principal place of business at Two Greenwich Plaza, 3rd Floor, Greenwich, CT, 06830. Additional information as to AQR and the directors and officers of AQR is included in AQR’s Form ADV filed with the Commission (File No. 801-55543), which is incorporated herein by reference and sets forth the officers and directors of AQR and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

       NWQ Investment Management Company, LLC (“NWQ”), is a Subadvisor for the Registrant’s MGI US Small/Mid Cap Value Equity Fund. NWQ has its principal place of business at 2049 Century Park East, 16th Floor, Los Angeles, CA, 90067. Additional information as to NWQ and the directors and officers of NWQ is included in NWQ’s Form ADV filed with the Commission (File No. 801-61379), which is incorporated herein by reference and sets forth the officers and directors of NWQ and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

       MacKay Shields LLC (“MacKay”) is a Subadvisor for the Registrant’s MGI Core Opportunistic Fixed Income Fund. MacKay has its principal place of business at 9 West 57th Street, New York, NY, 10119. Additional information as to MacKay and the directors and officers of MacKay is included in MacKay’s Form ADV filed with the Commission (File No.

  801-05594), which is incorporated herein by reference and sets forth the officers and directors of MacKay and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

       Numeric Investors LLC (“Numeric”) is a Subadvisor for the Registrant’s MGI US Large Cap Value Equity Fund. Numeric has its principal place of business at 470 Atlantic Avenue, 6th Floor, Boston, Massachusetts 02210. Additional information as to Numeric and the directors and officers of Numeric is included in Numeric’s Form ADV filed with the Commission (File No. 801-63276), which is incorporated herein by reference and sets forth the officers and directors of Numeric and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

       Winslow Capital Management, Inc. (“Winslow”), is a Subadvisor for the Registrant’s MGI US Large Cap Growth Equity Fund. Winslow has its principal place of business at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402. Additional information as to Winslow and the directors and officers of Winslow is included in Winslow’s Form ADV filed with the Commission (File No. 801-41316), which is incorporated herein by reference and sets forth the officers and directors of Winslow and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

       Tygh Capital Management, Inc. (“Tygh Capital”), is a Subadvisor for the Registrant’s MGI US Small/Mid Cap Growth Equity Fund. Tygh Capital has its principal place of business at 1211 SW Fifth Avenue, Portland, Oregon 97204. Additional information as to Tygh Capital and the directors and officers of Tygh Capital is included in Tygh Capital’s Form ADV filed with the Commission (File No. 801-63231), which is incorporated herein by reference and sets forth the officers and directors of Tygh Capital and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

       Eaton Vance Management (“Eaton Vance”) is a Subadvisor for the Registrant’s MGI US Large Cap Value Equity Fund. Eaton Vance has its principal place of business at Two International Place, Boston, Massachusetts 02110. Additional Information as to Eaton Vince and the directors and officers of Eaton Vance is included in Eaton Vance’s Form ADV filed with the Commission (File No. 801-15930), which is incorporated herein by reference and sets forth the officers and directors of Eaton Vance and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

       Pacific Investment Management Company LLC (“PIMCO”) is a Subadvisor for the Registrant’s MGI Core Opportunistic Fixed Income Fund. PIMCO has its principal place of business at 840 Newport Center Drive, Suite 100, Newport Beach, California 92660. Additional information as to PIMCO and the directors and officers of PIMCO is included in PIMCO’s Form ADV filed with the Commission (File No. 801-48187), which is incorporated herein by reference and sets forth the officers and directors of PIMCO and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

       Goldman Sachs Asset Management, L.P. (“GSAM”), is a Subadvisor for the Registrant’s MGI US Small/Mid Cap Growth Equity Fund. GSAM has its principal place of business at 32 Old Slip, 32nd Floor, New York, New York 10005. Additional information as to GSAM and the directors and officers of GSAM is included in GSAM’s Form ADV filed with the Commission (File No. 801-37591), which is incorporated herein by reference and sets forth the officers and directors of GSAM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

       Robeco Investment Management, Inc. (“RIM”), is a Subadvisor for the Registrant’s MGI US Large Cap Value Equity Fund. RIM has its principal place of business at 909 Third Avenue, New York, New York 10022. Additional information as to RIM and the directors and officers of RIM is included in RIM’s Form ADV filed with the Commission (File No. 801-61786), which is incorporated herein by reference and sets forth the officers and directors of RIM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

       Morgan Stanley Investment Management Inc. (“MSIM”) is a Subadvisor for the Registrant’s MGI Non-US Core Equity Fund. MSIM has its principal place of business at 522 Fifth Avenue, New York, New York 10036. Additional information as to MSIM and the directors and officers of MSIM is included in MSIM’s Form ADV filed with the Commission (File No. 801-15757), which is incorporated herein by reference and sets forth the officers and directors of MSIM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

       River Road Asset Management, LLC (“River Road”), is a Subadvisor for the Registrant’s MGI US Small/Mid Cap Value Equity Fund. River Road has its principal place of business at 462 South Fourth Street, Suite 1600, Louisville, Kentucky 40202. Additional information as to River Road and the directors and officers of River Road is included in River Road’s Form ADV filed with the Commission (File No. 801-64175), which is incorporated herein by reference and sets forth the officers and directors of River Road and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

       Systematic Financial Management, L.P. (“Systematic”), is a Subadvisor for the Registrant’s MGI US Small/Mid Cap Value Equity Fund. Systematic has its principal place of business at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, New Jersey 07666. Additional information as to Systematic and the directors and officers of Systematic is included in Systematic’s Form ADV filed with the Commission (File No. 801-48908), which is incorporated herein by reference and sets forth the officers and directors of Systematic and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

  Item 27. Principal Underwriter

  (a) MGI Funds Distributors, Inc. (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the FINRA. As of

  December 2, 2008, the Distributor acted as principal underwriter for the following investment companies:

  MGI Funds

  (b) The Distributor is a Delaware corporation located at 760 Moore Road, King of Prussia, PA 19406. The Distributor is a wholly-owned subsidiary of PFPC Distributors, Inc and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly traded company.

  The following is a list of the directors and executive officers of the Distributor:

Board of Directors

Name	Position(s) with Distributor
Nicholas M. Marsini, Jr.	Director
Michael DeNofrio	Director
Steven Turowski	Director
T. Thomas Deck	Director
Dennis J. Westley	Director

Officers

Name	Position(s) with Distributor
T. Thomas Deck	President and Chief Executive Officer
Bruno DiStefano	Vice President
Susan K. Moscaritolo	Vice President
Matthew O. Tierney	Treasurer and Financial Operations
Principal, Chief Financial Officer
Rita Adler	Chief Compliance Officer
Jodi Jamison	Chief Legal Officer
Maria C. Schaffer	Controller and Assistant Treasurer
John Munera	Anti-Money Laundering Officer
Ronald Berge	Assistant Vice President
Carol Bommarito	Assistant Vice President
Bradley A. Stearns	Assistant Secretary and Assistant Clerk
Scott A. Thornton	Assistant Secretary and Assistant Clerk
Dianna A. Stone	Secretary and Clerk
Mark Pinocci	Vice President

  (c) Not Applicable

  ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

  All accounts, books and other documents required to be maintained by Section 31(a) [15 U.S.C. 80a-3-(a)] and rules under that section, are maintained by State Street Bank and Trust Company, with the exception of those maintained by the Registrant’s investment advisor, Mercer Global Investments, Inc., 99 High Street, Boston, Massachusetts 02110 and 1166 Avenue of the Americas, New York, New York 10036.

  State Street Bank and Trust Company provides general administrative, accounting, portfolio valuation, and custodian services to the Registrant, including the coordination and monitoring of any third-party service providers and maintains all such records relating to these services.

  ITEM 29. MANAGEMENT SERVICES

       There are no management related service contracts not discussed in Part A or Part B.

  ITEM 30. UNDERTAKINGS

       Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to Item 25, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 28th day of July, 2009.

  MGI FUNDS

  By: /s/Scott M. Zoltowski
  Scott M. Zoltowski
                                 Vice President, Chief Legal Officer, and
  Secretary

       Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

Harrison M. Bains Jr. *	Trustee	July 28, 2009
Harrison M. Bains, Jr.

Adela M. Cepeda *	Trustee	July 28, 2009
Adela M. Cepeda

Gail A. Schneider *	Trustee	July 28, 2009
Gail A. Schneider

Phillip J. de Cristo *	Trustee, President	July 28, 2009
Phillip J. de Cristo	and Chief Executive Officer

/s/Richard S. Joseph	Principal Accounting Officer	July 28, 2009
Richard S. Joseph	and Treasurer

  * By: /s/Scott M. Zoltowski
  Scott M. Zoltowski, Attorney-in-Fact
                                                    (Pursuant to Power of Attorney, filed herewith as Exhibit EX-99.j.2.i)

EXHIBITS INDEX

EXHIBITS	EXHIBIT NO.

Second Amendment to the Subadvisory Agreement between Mercer Global	EX-99.d.7.ii
Investments, Inc. and Western Asset Management Company

Amendment to the Subadvisory Agreement between Mercer Global	EX-99.d.13.i
Investments, Inc. and Numeric Investors LLC

Subadvisory Agreement between Mercer Global Investments, Inc., on behalf	EX-99.d.15
of MGI US Large Cap Growth Equity Fund, and Winslow Capital
Management, Inc.

Subadvisory Agreement between Mercer Global Investments, Inc., on behalf	EX-99.d.20
of MGI US Large Cap Value Equity Fund, and Robeco Investment
Management, Inc.

Subadvisory Agreement between Mercer Global Investments, Inc., on behalf	EX-99.d.21
of MGI Non-US Core Equity Fund, and Morgan Stanley Investment
Management Inc.

Subadvisory Agreement between Mercer Global Investments, Inc., on behalf	EX-99.d.22
of MGI US Small/Mid Cap Value Equity Fund, and River Road Asset
Management, LLC.

Subadvisory Agreement between Mercer Global Investments, Inc., on behalf	EX-99.d.23
of MGI US Small/Mid Cap Value Equity Fund, and Systematic Financial
Management, L.P.

Administrative Services Agreement between Mercer Global Investments, Inc.	EX-99.h.4
and State Street Bank and Trust Company

Consent of Independent Registered Public Accounting Firm for the Registrant	EX-99.j.1

Power of Attorney appointing David M. Goldenberg, Scott M. Zoltowski,	EX-99.j.2.i
Bruce G. Leto and Mark A. Sheehan as attorneys-in-fact and agents to Phillip de Cristo, Harrison M. Bains, Jr., Adela M. Cepeda, and Gail A. Schneider

Code of Ethics of the Registrant	EX-99.p.1

Code of Ethics of Mercer Global Investments, Inc., the investment adviser of	EX-99.p.2
the Registrant

Code of Ethics of Sands Capital Management, LLC, subadvisor of MGI US	EX-99.p.4
Large Cap Growth Equity Fund

Code of Ethics of Westfield Capital Management Company, LP, subadvisor of	EX-99.p.5
MGI US Small/Mid Cap Growth Equity Fund

Code of Ethics of Grantham, Mayo, Van Otterloo & Co. LLC, subadvisor of	EX-99.p.6
MGI Non-US Core Equity Fund

Code of Ethics of AllianceBernstein L.P., subadvisor of MGI Non-US Core	EX-99.p.11
Equity Fund

Code of Ethics of Lazard Asset Management LLC, subadvisor of MGI Non-	EX-99.p.12
US Core Equity Fund

Code of Ethics of AQR Capital Management, LLC, subadvisor of MGI US	EX-99.p.13
Small/Mid Cap Value Equity Fund

Code of Ethics of MacKay Shields LLC, subadvisor of MGI Core	EX-99.p.15
Opportunistic Fixed Income Fund

Code of Ethics of Eaton Vance Management, subadvisor of MGI US Large	EX-99.p.19
Cap Value Equity Fund

Code of Ethics of Robeco Investment Management, Inc., subadvisor of MGI	EX-99.p.22
US Large Cap Value Equity Fund

Code of Ethics of Morgan Stanley Investment Management Inc., subadvisor of	EX-99.p.23
MGI Non-US Core Equity Fund

Code of Ethics of River Road Asset Management, LLC, subadvisor of MGI	EX-99.p.24
US Small/Mid Cap Value Equity Fund

Code of Ethics of Systematic Financial Management, L.P., subadvisor of MGI	EX-99.p.25
US Small/Mid Cap Value Equity Fund